UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.36%	1.59%	3.98%
Class T (incl. 3.50% sales charge)	13.72%	1.83%	3.95%
Class B (incl. contingent deferred sales charge) A	12.25%	1.63%	3.97%
Class C (incl. contingent deferred sales charge) B	16.24%	2.02%	3.79%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 18.16%, 17.84%, 17.25% and 17.24%, respectively, (excluding sales charges), trailing the MSCI EAFE Index. Unfavorable stock selection and industry positioning within financials was the biggest detractor. Adverse stock and market selection in consumer staples, health care and materials also hurt, as did weak picks in capital goods. Regionally, below-index returns in Europe and unfavorable country weightings held back results. Security selection in Japan detracted as well, despite underweighting this lagging market. Also harmful was our underexposure to the Australian market and dollar, along with poor stock picking there. Japanese investment banks Nomura Holdings and Daiwa Securities Group - which was sold during the period - were the biggest individual detractors. Conversely, underweighting utilities helped, followed by stock and market selection in consumer discretionary. Stock picks in telecommunication services also aided results, as did overweighting energy. On a geographic basis, the fund benefited from out-of-index exposures to Brazil, Canada, Taiwan, India and China. Our top contributor was German automaker and index component Volkswagen, which we avoided, and Italian automaker Fiat, which we overweighted.

Comments from William Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund: During the year, the fund's Institutional Class shares returned 18.45%, trailing the MSCI EAFE Index. Unfavorable stock selection and industry positioning within financials was the biggest detractor. Adverse stock and market selection in consumer staples, health care and materials also hurt, as did weak picks in capital goods. Regionally, below-index returns in Europe and unfavorable country weightings held back results. Security selection in Japan detracted as well, despite underweighting this lagging market. Also harmful was our underexposure to the Australian market and dollar, along with poor stock picking there. Japanese investment banks Nomura Holdings and Daiwa Securities Group - which was sold during the period - were the biggest individual detractors. Conversely, underweighting utilities helped, followed by stock and market selection in consumer discretionary. Stock picks in telecommunication services also aided results, as did overweighting energy. On a geographic basis, the fund benefited from out-of-index exposures to Brazil, Canada, Taiwan, India and China. Our top contributor was German automaker and index component Volkswagen, which we avoided, and Italian automaker Fiat, which we overweighted.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,287.30	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.57%
Actual		$ 1,000.00	$ 1,285.10	$ 9.04
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.12%
Actual		$ 1,000.00	$ 1,281.50	$ 12.19
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.10%
Actual		$ 1,000.00	$ 1,281.70	$ 12.08
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Institutional Class	1.04%
Actual		$ 1,000.00	$ 1,288.30	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.2	0.9
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.1	1.8
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.2
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	0.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.7	2.0
	9.7
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	19.5
Energy	10.9	9.6
Health Care	10.2	11.7
Consumer Discretionary	10.1	11.5
Information Technology	9.2	10.3
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.3	15.8
Japan	15.7	18.2
France	10.0	8.2
Switzerland	8.1	9.5
Germany	6.1	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 97.6%	Stocks 99.0%
Short-Term Investments and Net Other Assets 2.4%	Short-Term Investments and Net Other Assets 1.0%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
Australia - 2.0%
BHP Billiton Ltd. sponsored ADR (c)	689,200	$ 45,198
Newcrest Mining Ltd.	526,385	15,126
QBE Insurance Group Ltd.	363,338	7,315
Rio Tinto Ltd.	378,794	20,990
SEEK Ltd.	900,000	4,836
TOTAL AUSTRALIA		93,465
Bailiwick of Jersey - 0.9%
Experian PLC	2,693,000	24,715
Randgold Resources Ltd. sponsored ADR	175,600	11,714
United Business Media Ltd.	650,000	4,937
TOTAL BAILIWICK OF JERSEY		41,366
Belgium - 1.4%
Anheuser-Busch InBev SA NV	1,146,811	54,011
Fortis (a)	2,670,700	11,602
TOTAL BELGIUM		65,613
Bermuda - 0.5%
Huabao International Holdings Ltd.	3,500,000	3,339
Seadrill Ltd. (a)	1,006,600	21,025
TOTAL BERMUDA		24,364
Brazil - 2.0%
Banco Santander (Brasil) SA ADR (a)	950,000	11,267
BM&F BOVESPA SA	2,999,973	19,333
BR Malls Participacoes SA (a)	750,000	8,044
Itau Unibanco Banco Multiplo SA ADR	770,000	14,738
Medial Saude SA (a)	1,952,000	15,960
Petroleo Brasileiro SA - Petrobras sponsored ADR	248,700	11,495
Vivo Participacoes SA sponsored ADR	579,700	14,058
TOTAL BRAZIL		94,895
Canada - 5.2%
Agnico-Eagle Mines Ltd. (Canada)	188,800	10,043
Barrick Gold Corp.	239,200	8,606
Canadian Natural Resources Ltd.	308,100	19,979
Cequence Energy Ltd. (a)	106	0*
Compton Petroleum Corp. (a)(c)	4,000,000	4,063
Crescent Point Energy Corp.	60,000	2,039
EnCana Corp.	356,808	19,770
Fairborne Energy Trust (a)	1,150,000	4,726
Iteration Energy Ltd. (a)	4,000,000	4,211
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Niko Resources Ltd.	320,000	$ 25,887
Open Text Corp. (a)	416,800	15,550
OZ Optics Ltd. unit (a)(f)	5,400	25
Painted Pony Petroleum Ltd. (a)(d)	90,400	491
Painted Pony Petroleum Ltd. Class A (a)	97,600	528
PetroBakken Energy Ltd. Class A	600,000	17,299
Petrobank Energy & Resources Ltd. (a)(c)	834,000	36,461
Royal Bank of Canada	125,000	6,326
Silver Wheaton Corp. (a)	828,100	10,400
Suncor Energy, Inc.	1,408,000	46,706
Toronto-Dominion Bank	100,000	5,696
Yamana Gold, Inc.	665,500	7,055
TOTAL CANADA		245,861
Cayman Islands - 0.6%
Belle International Holdings Ltd.	10,000,000	10,097
China Dongxiang Group Co. Ltd.	14,526,000	8,875
Hengan International Group Co. Ltd.	1,279,000	8,233
TOTAL CAYMAN ISLANDS		27,205
China - 0.8%
Baidu.com, Inc. sponsored ADR (a)	25,000	9,448
China Merchants Bank Co. Ltd. (H Shares)	6,351,000	16,248
NetEase.com, Inc. sponsored ADR (a)	73,700	2,846
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,500,000	8,836
TOTAL CHINA		37,378
Denmark - 1.4%
Carlsberg AS Series B	200,100	14,124
Novo Nordisk AS Series B	565,000	35,188
William Demant Holding AS (a)	248,434	17,757
TOTAL DENMARK		67,069
Finland - 0.1%
Nokian Tyres PLC	260,600	5,576
France - 10.0%
Accor SA	56,318	2,708
Atos Origin SA (a)	225,000	10,575
AXA SA	1,725,385	42,908
BNP Paribas SA	569,082	43,086
Bouygues SA	280,847	13,287
Cap Gemini SA	691,100	32,147
Common Stocks - continued
	Shares	Value (000s)
France - continued
Credit Agricole SA	646,900	$ 12,475
Danone	558,984	33,688
Essilor International SA	205,100	11,514
Euler Hermes SA (UNGTD)	38,400	3,056
GDF Suez	483,336	20,274
Groupe Eurotunnel SA	693,000	6,868
Iliad Group SA	85,605	9,284
L'Oreal SA	114,000	11,688
LVMH Moet Hennessy - Louis Vuitton	125,800	13,079
Pernod Ricard SA	280,028	23,402
PPR SA	248,400	27,181
Sanofi-Aventis sponsored ADR	1,317,882	48,656
Schneider Electric SA	293,457	30,665
Societe Generale Series A	486,648	32,498
Total SA sponsored ADR	553,000	33,219
Unibail-Rodamco	29,300	6,508
Vallourec SA	38,799	6,149
TOTAL FRANCE		474,915
Germany - 6.0%
Aixtron AG	418,400	12,542
Allianz AG sponsored ADR	1,423,670	16,159
BASF AG	249,131	13,381
Bayerische Motoren Werke AG (BMW)	418,089	20,484
Daimler AG (Reg.)	302,735	14,601
Deutsche Boerse AG	522,328	42,367
E.ON AG sponsored ADR	1,184,100	45,469
Fresenius Medical Care AG & Co. KGaA	363,400	17,620
Fresenius SE	300,000	14,948
HeidelbergCement AG	36,800	2,206
Linde AG	57,056	5,994
Metro AG	118,700	6,596
Munich Re Group (Reg.)	156,060	24,720
SAP AG sponsored ADR (c)	335,700	15,197
Siemens AG (Reg.)	352,073	31,694
TOTAL GERMANY		283,978
Greece - 0.3%
Hellenic Telecommunications Organization SA	733,238	12,408
Piraeus Bank SA	111,100	1,937
TOTAL GREECE		14,345
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.0%
Hang Lung Properties Ltd.	3,482,000	$ 13,159
Hong Kong Exchange & Clearing Ltd.	1,413,400	24,880
Hutchison Whampoa Ltd.	1,325,000	9,300
TOTAL HONG KONG		47,339
India - 0.8%
HDFC Bank Ltd.	340,000	11,589
Indiabulls Real Estate Ltd. (a)	256,536	1,343
State Bank of India	490,685	22,660
TOTAL INDIA		35,592
Ireland - 1.1%
Covidien PLC	357,700	15,066
CRH PLC	974,737	23,825
Ryanair Holdings PLC sponsored ADR (a)	533,200	14,540
TOTAL IRELAND		53,431
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	300,000	15,144
Italy - 2.5%
ENI SpA	768,323	19,028
Fiat SpA (a)(c)	2,822,900	42,205
Intesa Sanpaolo SpA	6,763,609	28,615
UniCredit SpA	8,116,398	27,351
Unione di Banche Italiane SCPA	160,000	2,292
TOTAL ITALY		119,491
Japan - 15.7%
Canon, Inc.	436,300	16,451
Daiichi Sankyo Kabushiki Kaisha	350,000	6,838
Denso Corp.	880,000	24,046
East Japan Railway Co.	226,400	14,499
Eisai Co. Ltd.	330,000	11,719
Fanuc Ltd.	117,200	9,735
Fast Retailing Co. Ltd.	147,600	24,295
Honda Motor Co. Ltd. sponsored ADR	841,200	26,052
Ibiden Co. Ltd.	443,100	15,865
Japan Tobacco, Inc.	5,025	14,098
JSR Corp.	444,400	8,668
JTEKT Corp.	1,918,400	20,267
Jupiter Telecommunications Co.	16,945	15,489
Keyence Corp.	53,900	10,701
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Mazda Motor Corp.	1,225,000	$ 2,765
Miraca Holdings, Inc.	468,800	15,162
Mitsubishi Corp.	960,200	20,358
Mitsubishi UFJ Financial Group, Inc.	8,082,700	43,054
Mitsui & Co. Ltd.	1,842,100	24,194
Nintendo Co. Ltd.	47,200	11,840
Nippon Electric Glass Co. Ltd.	1,417,000	15,259
Nippon Telegraph & Telephone Corp.	307,800	12,701
Nomura Holdings, Inc.	4,971,300	35,041
NSK Ltd.	1,885,000	10,952
ORIX Corp.	404,400	26,124
Promise Co. Ltd. (c)	540,000	3,433
Rakuten, Inc.	26,761	18,328
Ricoh Co. Ltd.	885,000	12,028
ROHM Co. Ltd.	143,000	9,484
Sankyo Co. Ltd. (Gunma)	149,500	8,540
Seven & i Holdings Co., Ltd.	401,700	8,795
Softbank Corp.	1,236,200	29,131
Sony Corp. sponsored ADR	325,000	9,552
Sumco Corp.	315,900	6,029
Sumitomo Corp.	993,800	9,648
Sumitomo Electric Industries Ltd.	1,180,800	14,330
Sumitomo Mitsui Financial Group, Inc.	718,300	24,416
THK Co. Ltd.	672,700	11,625
Tokai Carbon Co. Ltd.	1,911,000	9,225
Tokyo Electron Ltd.	330,400	18,588
Toshiba Corp.	4,711,000	26,926
Toyota Motor Corp.	1,644,200	64,912
USS Co. Ltd.	90,000	5,445
Yahoo! Japan Corp.	53,454	16,385
TOTAL JAPAN		742,993
Korea (South) - 0.8%
Lotte Shopping Co. Ltd.	10,534	2,964
Samsung Electronics Co. Ltd.	59,562	35,709
TOTAL KOREA (SOUTH)		38,673
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	370,000	12,587
SES SA FDR (France) unit	735,545	15,971
TOTAL LUXEMBOURG		28,558
Common Stocks - continued
	Shares	Value (000s)
Mexico - 0.2%
Cemex SA de CV sponsored ADR	800,000	$ 8,304
Netherlands - 2.7%
Akzo Nobel NV (c)	301,100	17,847
ASML Holding NV (NY Shares)	660,000	17,780
Gemalto NV (a)	280,100	11,823
Koninklijke KPN NV	2,196,154	39,912
Koninklijke Philips Electronics NV (NY Shares)	538,200	13,503
QIAGEN NV (a)	275,400	5,737
Randstad Holdings NV (a)	289,682	11,041
Royal DSM NV	209,800	9,213
TOTAL NETHERLANDS		126,856
Netherlands Antilles - 0.5%
Schlumberger Ltd.	399,600	24,855
Norway - 0.8%
DnB NOR ASA (a)(c)	797,000	9,179
Sevan Marine ASA (a)	6,228,000	10,104
Telenor ASA (a)	1,598,400	20,698
TOTAL NORWAY		39,981
Papua New Guinea - 0.3%
Lihir Gold Ltd.	4,724,420	12,918
South Africa - 1.4%
AngloGold Ashanti Ltd. sponsored ADR	286,300	10,748
Aspen Pharmacare Holdings Ltd.	2,536,948	21,497
Impala Platinum Holdings Ltd.	819,900	18,292
MTN Group Ltd.	877,500	13,198
TOTAL SOUTH AFRICA		63,735
Spain - 3.9%
Banco Santander SA sponsored ADR	2,325,000	37,340
Enagas SA	364,905	7,528
Iberdrola SA (c)	2,087,600	18,985
Inditex SA	242,722	14,287
Red Electrica Corporacion SA	155,300	8,047
Telefonica SA sponsored ADR	1,193,200	100,145
TOTAL SPAIN		186,332
Sweden - 1.0%
H&M Hennes & Mauritz AB (B Shares)	438,097	24,883
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
Intrum Justitia AB	232,400	$ 2,864
Telefonaktiebolaget LM Ericsson (B Shares)	2,000,000	20,894
TOTAL SWEDEN		48,641
Switzerland - 8.1%
Actelion Ltd. (Reg.) (a)	397,214	21,930
Credit Suisse Group (Reg.)	200,000	10,689
Kuehne & Nagel International AG	210,219	19,094
Lonza Group AG	32,493	2,532
Nestle SA (Reg.)	1,931,485	90,014
Nobel Biocare Holding AG (Switzerland)	399,960	11,382
Roche Holding AG (participation certificate)	501,668	80,523
Sonova Holding AG	241,862	24,938
Swiss Reinsurance Co. (Reg.)	185,285	7,588
Transocean Ltd. (a)	199,400	16,732
UBS AG:
(For. Reg.) (a)	578,151	9,639
(NY Shares) (a)	2,141,000	35,519
Zurich Financial Services AG (Reg.)	228,465	52,524
TOTAL SWITZERLAND		383,104
Taiwan - 0.7%
Advanced Semiconductor Engineering, Inc.	15,546,572	12,207
Taiwan Semiconductor Manufacturing Co. Ltd.	10,630,502	19,212
TOTAL TAIWAN		31,419
United Kingdom - 18.3%
Anglo American PLC (United Kingdom) (a)	736,638	26,788
Barclays PLC	9,353,246	49,037
BG Group PLC	1,655,000	28,666
BHP Billiton PLC	579,669	15,641
BP PLC	5,682,300	53,262
British Land Co. PLC	1,071,729	8,309
Burberry Group PLC	1,531,400	13,552
Carphone Warehouse Group PLC	4,142,855	12,522
easyJet PLC (a)	2,755,100	16,288
HSBC Holdings PLC:
(Hong Kong) (Reg.)	2,416,168	26,682
sponsored ADR	1,883,400	104,324
Imperial Tobacco Group PLC	791,600	23,394
InterContinental Hotel Group PLC	969,040	12,489
Intertek Group PLC	807,200	16,632
Kesa Electricals PLC	5,098,200	11,124
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Man Group PLC	5,283,658	$ 26,892
Misys PLC	3,984,300	13,547
Mothercare PLC	6,362	60
National Grid PLC	1,533,700	15,272
Next PLC	325,000	9,578
Prudential PLC	1,448,688	13,236
QinetiQ Group PLC	1,170,000	3,154
Reckitt Benckiser Group PLC	1,047,378	52,189
Rio Tinto PLC (Reg.)	553,000	24,456
Royal Dutch Shell PLC Class B	2,948,219	84,900
Segro PLC	1,007,600	5,840
Serco Group PLC	3,199,258	26,552
Standard Chartered PLC (United Kingdom)	1,689,719	41,627
Tesco PLC	4,416,834	29,539
Vodafone Group PLC sponsored ADR	3,660,000	81,215
Wolseley PLC (a)	368,000	7,480
Xstrata PLC	638,227	9,247
TOTAL UNITED KINGDOM		863,494
United States of America - 5.5%
Allergan, Inc.	393,400	22,129
C. R. Bard, Inc.	145,700	10,938
CME Group, Inc.	36,800	11,136
ENSCO International, Inc.	242,500	11,104
Express Scripts, Inc. (a)	187,200	14,961
Google, Inc. Class A (a)	38,100	20,426
JPMorgan Chase & Co.	441,200	18,429
Medco Health Solutions, Inc. (a)	287,300	16,123
Morgan Stanley	834,700	26,811
Nabors Industries Ltd. (a)	200,000	4,166
Newmont Mining Corp.	225,000	9,779
Pfizer, Inc.	1,111,300	18,925
Philip Morris International, Inc.	267,200	12,655
Pride International, Inc. (a)	335,000	9,903
Range Resources Corp.	100,500	5,030
Sohu.com, Inc. (a)	215,200	11,965
State Street Corp.	214,100	8,988
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Visa, Inc. Class A	100,000	$ 7,576
Wells Fargo & Co.	610,200	16,793
TOTAL UNITED STATES OF AMERICA		257,837
TOTAL COMMON STOCKS (Cost $3,954,246)		4,604,727
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	150,500	4,959
Italy - 0.1%
Fiat SpA (a)	340,700	3,038
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,932)		7,997
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.20% (e)	110,108,640	110,109
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	81,817,262	81,817
TOTAL MONEY MARKET FUNDS (Cost $191,926)		191,926
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $4,151,104)		4,804,650
NET OTHER ASSETS - (1.7)%		(78,187)
NET ASSETS - 100%		$ 4,726,463
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $491,000 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
OZ Optics Ltd. unit	8/18/00	$ 80
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 320
Fidelity Securities Lending Cash Central Fund	3,824
Total	$ 4,144
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 2,760	$ -	$ 967	$ -	$ -
Sinfonia Technology Co. Ltd.	21,759	-	19,095	-	-
Total	$ 24,519	$ -	$ 20,062	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 863,494	$ 625,157	$ 238,337	$ -
Japan	742,993	35,604	707,389	-
France	474,915	432,007	42,908	-
Switzerland	383,104	362,776	20,328	-
Germany	288,937	242,642	46,295	-
United States of America	257,837	257,837	-	-
Canada	245,861	245,345	491	25
Spain	186,332	186,332	-	-
Netherlands	126,856	126,856	-	-
Other	1,042,395	704,890	337,505	-
Money Market Funds	191,926	191,926	-	-
Total Investments in Securities:	$ 4,804,650	$ 3,411,372	$ 1,393,253	$ 25
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,884
Total Realized Gain (Loss)	(31,949)
Total Unrealized Gain (Loss)	27,594
Cost of Purchases	-
Proceeds of Sales	(2,504)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 25
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (40)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $3,733,365,000 of which $465,079,000 and $3,268,286,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $76,014) - See accompanying schedule: Unaffiliated issuers (cost $3,959,178)	$ 4,612,724
Fidelity Central Funds (cost $191,926)	191,926
Total Investments (cost $4,151,104)		$ 4,804,650
Foreign currency held at value (cost $2,287)		2,288
Receivable for investments sold		33,632
Receivable for fund shares sold		2,741
Dividends receivable		8,331
Distributions receivable from Fidelity Central Funds		61
Prepaid expenses		30
Other receivables		662
Total assets		4,852,395

Liabilities
Payable for investments purchased	$ 16,955
Payable for fund shares redeemed	16,127
Accrued management fee	2,929
Distribution fees payable	1,333
Other affiliated payables	1,249
Other payables and accrued expenses	5,522
Collateral on securities loaned, at value	81,817
Total liabilities		125,932

Net Assets		$ 4,726,463
Net Assets consist of:
Paid in capital		$ 7,787,792
Undistributed net investment income		53,494
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,763,555)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		648,732
Net Assets		$ 4,726,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,661,596 ÷ 116,590 shares)	$ 14.25

Maximum offering price per share (100/94.25 of $14.25)	$ 15.12
Class T: Net Asset Value and redemption price per share ($831,846 ÷ 58,943 shares)	$ 14.11

Maximum offering price per share (100/96.50 of $14.11)	$ 14.62
Class B: Net Asset Value and offering price per share ($191,228 ÷ 14,048 shares)A	$ 13.61

Class C: Net Asset Value and offering price per share ($502,272 ÷ 36,790 shares)A	$ 13.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,539,521 ÷ 106,310 shares)	$ 14.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 138,779
Interest		1
Income from Fidelity Central Funds		4,144
		142,924
Less foreign taxes withheld		(11,358)
Total income		131,566

Expenses
Management fee	$ 34,389
Transfer agent fees	14,727
Distribution fees	15,104
Accounting and security lending fees	1,623
Custodian fees and expenses	867
Independent trustees' compensation	36
Registration fees	163
Audit	97
Legal	48
Interest	10
Miscellaneous	136
Total expenses before reductions	67,200
Expense reductions	(1,670)	65,530
Net investment income (loss)		66,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,118)	(3,058,416)
Other affiliated issuers	(57,956)
Foreign currency transactions	3,329
Total net realized gain (loss)		(3,113,043)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,694)	3,684,668
Assets and liabilities in foreign currencies	(284)
Total change in net unrealized appreciation (depreciation)		3,684,384
Net gain (loss)		571,341
Net increase (decrease) in net assets resulting from operations		$ 637,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,036	$ 207,275
Net realized gain (loss)	(3,113,043)	(598,054)
Change in net unrealized appreciation (depreciation)	3,684,384	(5,879,928)
Net increase (decrease) in net assets resulting from operations	637,377	(6,270,707)
Distributions to shareholders from net investment income	(208,554)	(134,646)
Distributions to shareholders from net realized gain	-	(1,880,749)
Total distributions	(208,554)	(2,015,395)
Share transactions - net increase (decrease)	(1,890,462)	(2,367,839)
Redemption fees	327	414
Total increase (decrease) in net assets	(1,461,312)	(10,653,527)

Net Assets
Beginning of period	6,187,775	16,841,302
End of period (including undistributed net investment income of $53,494 and undistributed net investment income of $203,893, respectively)	$ 4,726,463	$ 6,187,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 26.62	$ 23.42	$ 20.30	$ 16.97
Income from Investment Operations
Net investment income (loss) C	.17	.36	.31	.30	.19
Net realized and unrealized gain (loss)	1.96	(11.15)	4.69	3.91	3.27
Total from investment operations	2.13	(10.79)	5.00	4.21	3.46
Distributions from net investment income	(.45)	(.24)	(.23)	(.14)	(.05)
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.45)	(3.26)	(1.80)	(1.09)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.25	$ 12.57	$ 26.62	$ 23.42	$ 20.30
Total Return A, B	18.16%	(45.95)%	22.76%	21.54%	20.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.26%	1.25%	1.26%	1.27%
Expenses net of fee waivers, if any	1.34%	1.26%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.31%	1.22%	1.21%	1.20%	1.20%
Net investment income (loss)	1.43%	1.80%	1.26%	1.33%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,662	$ 2,004	$ 5,774	$ 4,694	$ 2,792
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.42	$ 26.30	$ 23.17	$ 20.12	$ 16.82
Income from Investment Operations
Net investment income (loss) C	.14	.31	.25	.25	.15
Net realized and unrealized gain (loss)	1.94	(11.01)	4.63	3.89	3.23
Total from investment operations	2.08	(10.70)	4.88	4.14	3.38
Distributions from net investment income	(.39)	(.16)	(.18)	(.14)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.39)	(3.18)	(1.75)	(1.09)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.11	$ 12.42	$ 26.30	$ 23.17	$ 20.12
Total Return A, B	17.84%	(46.04)%	22.43%	21.33%	20.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.58%	1.49%	1.47%	1.48%	1.51%
Expenses net of fee waivers, if any	1.58%	1.49%	1.47%	1.48%	1.51%
Expenses net of all reductions	1.55%	1.44%	1.43%	1.42%	1.45%
Net investment income (loss)	1.19%	1.57%	1.04%	1.12%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 832	$ 1,110	$ 3,569	$ 3,609	$ 2,420
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.95	$ 25.44	$ 22.46	$ 19.60	$ 16.46
Income from Investment Operations
Net investment income (loss) C	.08	.18	.10	.10	.02
Net realized and unrealized gain (loss)	1.88	(10.62)	4.50	3.79	3.16
Total from investment operations	1.96	(10.44)	4.60	3.89	3.18
Distributions from net investment income	(.30)	(.03)	(.05)	(.08)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.04)
Total distributions	(.30)	(3.05)	(1.62)	(1.03)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.61	$ 11.95	$ 25.44	$ 22.46	$ 19.60
Total Return A, B	17.25%	(46.39)%	21.73%	20.55%	19.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.08%	2.08%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.08%	2.08%	2.12%	2.16%
Expenses net of all reductions	2.07%	2.04%	2.04%	2.06%	2.10%
Net investment income (loss)	.67%	.97%	.42%	.48%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 191	$ 221	$ 559	$ 508	$ 351
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 25.50	$ 22.53	$ 19.65	$ 16.48
Income from Investment Operations
Net investment income (loss) C	.08	.20	.12	.12	.04
Net realized and unrealized gain (loss)	1.89	(10.64)	4.50	3.79	3.17
Total from investment operations	1.97	(10.44)	4.62	3.91	3.21
Distributions from net investment income	(.30)	(.06)	(.08)	(.08)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.04)
Total distributions	(.30)	(3.08)	(1.65)	(1.03)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.65	$ 11.98	$ 25.50	$ 22.53	$ 19.65
Total Return A, B	17.24%	(46.33)%	21.81%	20.62%	19.51%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.01%	2.00%	2.02%	2.05%
Expenses net of fee waivers, if any	2.09%	2.01%	2.00%	2.02%	2.05%
Expenses net of all reductions	2.06%	1.97%	1.96%	1.96%	1.99%
Net investment income (loss)	.68%	1.04%	.51%	.57%	.23%
Supplemental Data
Net assets, end of period (in millions)	$ 502	$ 618	$ 1,673	$ 1,395	$ 758
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 27.06	$ 23.78	$ 20.56	$ 17.18
Income from Investment Operations
Net investment income (loss) B	.21	.41	.38	.37	.25
Net realized and unrealized gain (loss)	1.98	(11.34)	4.76	3.98	3.30
Total from investment operations	2.19	(10.93)	5.14	4.35	3.55
Distributions from net investment income	(.52)	(.30)	(.29)	(.18)	(.09)
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.52)	(3.32)	(1.86)	(1.13)	(.17)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.48	$ 12.81	$ 27.06	$ 23.78	$ 20.56
Total Return A	18.45%	(45.79)%	23.07%	21.96%	20.81%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	.99%	.98%	.97%	.97%
Expenses net of fee waivers, if any	1.07%	.99%	.98%	.97%	.97%
Expenses net of all reductions	1.04%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.70%	2.07%	1.53%	1.62%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$ 1,540	$ 2,235	$ 5,266	$ 4,220	$ 2,213
Portfolio turnover rate D	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 927,004
Gross unrealized depreciation	(307,112)
Net unrealized appreciation (depreciation)	$ 619,892

Tax Cost	$ 4,184,758

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 56,997
Capital loss carryforward	$ (3,733,365)
Net unrealized appreciation (depreciation)	$ 617,772

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 208,554	$ 309,020
Long-term Capital Gains	-	1,706,375
Total	$ 208,554	$ 2,015,395

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,405,359 and $6,502,024, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,040	$ 72
Class T	.25%	.25%	4,291	-
Class B	.75%	.25%	1,839	1,386
Class C	.75%	.25%	4,934	247
			$ 15,104	$ 1,705

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 162
Class T	45
Class B*	505
Class C*	29
$ 741

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,094.32
Class T	2,624.31
Class B	595.32
Class C	1,546.31
Institutional Class	4,868.29
	$ 14,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 21,164.31%		$ 10

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,824.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,668 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 68,117	$ 51,458
Class T	33,086	20,765
Class B	5,353	649
Class C	14,560	3,823
Institutional Class	87,438	57,951
Total	$ 208,554	$ 134,646
From net realized gain
Class A	$ -	$ 650,221
Class T	-	391,932
Class B	-	65,309
Class C	-	195,682
Institutional Class	-	577,605
Total	$ -	$ 1,880,749

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	21,418	36,978	$ 253,623	$ 736,803
Reinvestment of distributions	5,430	26,184	57,665	589,918
Shares redeemed	(69,599)	(120,763)	(816,403)	(2,301,351)
Net increase (decrease)	(42,751)	(57,601)	$ (505,115)	$ (974,630)
Class T
Shares sold	8,679	12,597	$ 101,272	$ 249,376
Reinvestment of distributions	2,991	17,846	31,524	398,138
Shares redeemed	(42,114)	(76,733)	(489,737)	(1,486,718)
Net increase (decrease)	(30,444)	(46,290)	$ (356,941)	$ (839,204)
Class B
Shares sold	830	1,517	$ 9,528	$ 29,730
Reinvestment of distributions	460	2,657	4,698	57,330
Shares redeemed	(5,692)	(7,700)	(63,258)	(138,613)
Net increase (decrease)	(4,402)	(3,526)	$ (49,032)	$ (51,553)
Class C
Shares sold	2,588	6,466	$ 29,408	$ 129,678
Reinvestment of distributions	1,031	6,582	10,558	142,312
Shares redeemed	(18,446)	(27,030)	(204,594)	(481,929)
Net increase (decrease)	(14,827)	(13,982)	$ (164,628)	$ (209,939)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Institutional Class
Shares sold	29,717	70,399	$ 339,054	$ 1,369,597
Reinvestment of distributions	5,968	18,926	64,270	433,411
Shares redeemed	(103,818)	(109,533)	(1,218,070)	(2,095,521)
Net increase (decrease)	(68,133)	(20,208)	$ (814,746)	$ (292,513)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.193	$0.01
Class T	12/07/09	12/04/09	$0.158	$0.01
Class B	12/07/09	12/04/09	$0.093	$0.01
Class C	12/07/09	12/04/09	$0.095	$0.01

Class A, Class T, Class B, and Class C designates 100%, of each dividend distributed in December 2008, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$0.493	$0.0438
Class T	12/08/08	$0.437	$0.0438
Class B	12/08/08	$0.345	$0.0438
Class C	12/08/08	$0.341	$0.0438

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1209
1.784735.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	18.45%	3.09%	4.91%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE® Index (Europe, Australia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 18.16%, 17.84%, 17.25% and 17.24%, respectively, (excluding sales charges), trailing the MSCI EAFE Index. Unfavorable stock selection and industry positioning within financials was the biggest detractor. Adverse stock and market selection in consumer staples, health care and materials also hurt, as did weak picks in capital goods. Regionally, below-index returns in Europe and unfavorable country weightings held back results. Security selection in Japan detracted as well, despite underweighting this lagging market. Also harmful was our underexposure to the Australian market and dollar, along with poor stock picking there. Japanese investment banks Nomura Holdings and Daiwa Securities Group - which was sold during the period - were the biggest individual detractors. Conversely, underweighting utilities helped, followed by stock and market selection in consumer discretionary. Stock picks in telecommunication services also aided results, as did overweighting energy. On a geographic basis, the fund benefited from out-of-index exposures to Brazil, Canada, Taiwan, India and China. Our top contributor was German automaker and index component Volkswagen, which we avoided, and Italian automaker Fiat, which we overweighted.

Comments from William Bower, Portfolio Manager of Fidelity® Advisor Diversified International Fund: During the year, the fund's Institutional Class shares returned 18.45%, trailing the MSCI EAFE Index. Unfavorable stock selection and industry positioning within financials was the biggest detractor. Adverse stock and market selection in consumer staples, health care and materials also hurt, as did weak picks in capital goods. Regionally, below-index returns in Europe and unfavorable country weightings held back results. Security selection in Japan detracted as well, despite underweighting this lagging market. Also harmful was our underexposure to the Australian market and dollar, along with poor stock picking there. Japanese investment banks Nomura Holdings and Daiwa Securities Group - which was sold during the period - were the biggest individual detractors. Conversely, underweighting utilities helped, followed by stock and market selection in consumer discretionary. Stock picks in telecommunication services also aided results, as did overweighting energy. On a geographic basis, the fund benefited from out-of-index exposures to Brazil, Canada, Taiwan, India and China. Our top contributor was German automaker and index component Volkswagen, which we avoided, and Italian automaker Fiat, which we overweighted.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,287.30	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.57%
Actual		$ 1,000.00	$ 1,285.10	$ 9.04
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.12%
Actual		$ 1,000.00	$ 1,281.50	$ 12.19
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.10%
Actual		$ 1,000.00	$ 1,281.70	$ 12.08
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Institutional Class	1.04%
Actual		$ 1,000.00	$ 1,288.30	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.2	0.9
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.1	1.8
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.2
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	0.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.7	2.0
	9.7
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	19.5
Energy	10.9	9.6
Health Care	10.2	11.7
Consumer Discretionary	10.1	11.5
Information Technology	9.2	10.3
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	18.3	15.8
Japan	15.7	18.2
France	10.0	8.2
Switzerland	8.1	9.5
Germany	6.1	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 97.6%	Stocks 99.0%
Short-Term Investments and Net Other Assets 2.4%	Short-Term Investments and Net Other Assets 1.0%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
Australia - 2.0%
BHP Billiton Ltd. sponsored ADR (c)	689,200	$ 45,198
Newcrest Mining Ltd.	526,385	15,126
QBE Insurance Group Ltd.	363,338	7,315
Rio Tinto Ltd.	378,794	20,990
SEEK Ltd.	900,000	4,836
TOTAL AUSTRALIA		93,465
Bailiwick of Jersey - 0.9%
Experian PLC	2,693,000	24,715
Randgold Resources Ltd. sponsored ADR	175,600	11,714
United Business Media Ltd.	650,000	4,937
TOTAL BAILIWICK OF JERSEY		41,366
Belgium - 1.4%
Anheuser-Busch InBev SA NV	1,146,811	54,011
Fortis (a)	2,670,700	11,602
TOTAL BELGIUM		65,613
Bermuda - 0.5%
Huabao International Holdings Ltd.	3,500,000	3,339
Seadrill Ltd. (a)	1,006,600	21,025
TOTAL BERMUDA		24,364
Brazil - 2.0%
Banco Santander (Brasil) SA ADR (a)	950,000	11,267
BM&F BOVESPA SA	2,999,973	19,333
BR Malls Participacoes SA (a)	750,000	8,044
Itau Unibanco Banco Multiplo SA ADR	770,000	14,738
Medial Saude SA (a)	1,952,000	15,960
Petroleo Brasileiro SA - Petrobras sponsored ADR	248,700	11,495
Vivo Participacoes SA sponsored ADR	579,700	14,058
TOTAL BRAZIL		94,895
Canada - 5.2%
Agnico-Eagle Mines Ltd. (Canada)	188,800	10,043
Barrick Gold Corp.	239,200	8,606
Canadian Natural Resources Ltd.	308,100	19,979
Cequence Energy Ltd. (a)	106	0*
Compton Petroleum Corp. (a)(c)	4,000,000	4,063
Crescent Point Energy Corp.	60,000	2,039
EnCana Corp.	356,808	19,770
Fairborne Energy Trust (a)	1,150,000	4,726
Iteration Energy Ltd. (a)	4,000,000	4,211
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Niko Resources Ltd.	320,000	$ 25,887
Open Text Corp. (a)	416,800	15,550
OZ Optics Ltd. unit (a)(f)	5,400	25
Painted Pony Petroleum Ltd. (a)(d)	90,400	491
Painted Pony Petroleum Ltd. Class A (a)	97,600	528
PetroBakken Energy Ltd. Class A	600,000	17,299
Petrobank Energy & Resources Ltd. (a)(c)	834,000	36,461
Royal Bank of Canada	125,000	6,326
Silver Wheaton Corp. (a)	828,100	10,400
Suncor Energy, Inc.	1,408,000	46,706
Toronto-Dominion Bank	100,000	5,696
Yamana Gold, Inc.	665,500	7,055
TOTAL CANADA		245,861
Cayman Islands - 0.6%
Belle International Holdings Ltd.	10,000,000	10,097
China Dongxiang Group Co. Ltd.	14,526,000	8,875
Hengan International Group Co. Ltd.	1,279,000	8,233
TOTAL CAYMAN ISLANDS		27,205
China - 0.8%
Baidu.com, Inc. sponsored ADR (a)	25,000	9,448
China Merchants Bank Co. Ltd. (H Shares)	6,351,000	16,248
NetEase.com, Inc. sponsored ADR (a)	73,700	2,846
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,500,000	8,836
TOTAL CHINA		37,378
Denmark - 1.4%
Carlsberg AS Series B	200,100	14,124
Novo Nordisk AS Series B	565,000	35,188
William Demant Holding AS (a)	248,434	17,757
TOTAL DENMARK		67,069
Finland - 0.1%
Nokian Tyres PLC	260,600	5,576
France - 10.0%
Accor SA	56,318	2,708
Atos Origin SA (a)	225,000	10,575
AXA SA	1,725,385	42,908
BNP Paribas SA	569,082	43,086
Bouygues SA	280,847	13,287
Cap Gemini SA	691,100	32,147
Common Stocks - continued
	Shares	Value (000s)
France - continued
Credit Agricole SA	646,900	$ 12,475
Danone	558,984	33,688
Essilor International SA	205,100	11,514
Euler Hermes SA (UNGTD)	38,400	3,056
GDF Suez	483,336	20,274
Groupe Eurotunnel SA	693,000	6,868
Iliad Group SA	85,605	9,284
L'Oreal SA	114,000	11,688
LVMH Moet Hennessy - Louis Vuitton	125,800	13,079
Pernod Ricard SA	280,028	23,402
PPR SA	248,400	27,181
Sanofi-Aventis sponsored ADR	1,317,882	48,656
Schneider Electric SA	293,457	30,665
Societe Generale Series A	486,648	32,498
Total SA sponsored ADR	553,000	33,219
Unibail-Rodamco	29,300	6,508
Vallourec SA	38,799	6,149
TOTAL FRANCE		474,915
Germany - 6.0%
Aixtron AG	418,400	12,542
Allianz AG sponsored ADR	1,423,670	16,159
BASF AG	249,131	13,381
Bayerische Motoren Werke AG (BMW)	418,089	20,484
Daimler AG (Reg.)	302,735	14,601
Deutsche Boerse AG	522,328	42,367
E.ON AG sponsored ADR	1,184,100	45,469
Fresenius Medical Care AG & Co. KGaA	363,400	17,620
Fresenius SE	300,000	14,948
HeidelbergCement AG	36,800	2,206
Linde AG	57,056	5,994
Metro AG	118,700	6,596
Munich Re Group (Reg.)	156,060	24,720
SAP AG sponsored ADR (c)	335,700	15,197
Siemens AG (Reg.)	352,073	31,694
TOTAL GERMANY		283,978
Greece - 0.3%
Hellenic Telecommunications Organization SA	733,238	12,408
Piraeus Bank SA	111,100	1,937
TOTAL GREECE		14,345
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.0%
Hang Lung Properties Ltd.	3,482,000	$ 13,159
Hong Kong Exchange & Clearing Ltd.	1,413,400	24,880
Hutchison Whampoa Ltd.	1,325,000	9,300
TOTAL HONG KONG		47,339
India - 0.8%
HDFC Bank Ltd.	340,000	11,589
Indiabulls Real Estate Ltd. (a)	256,536	1,343
State Bank of India	490,685	22,660
TOTAL INDIA		35,592
Ireland - 1.1%
Covidien PLC	357,700	15,066
CRH PLC	974,737	23,825
Ryanair Holdings PLC sponsored ADR (a)	533,200	14,540
TOTAL IRELAND		53,431
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	300,000	15,144
Italy - 2.5%
ENI SpA	768,323	19,028
Fiat SpA (a)(c)	2,822,900	42,205
Intesa Sanpaolo SpA	6,763,609	28,615
UniCredit SpA	8,116,398	27,351
Unione di Banche Italiane SCPA	160,000	2,292
TOTAL ITALY		119,491
Japan - 15.7%
Canon, Inc.	436,300	16,451
Daiichi Sankyo Kabushiki Kaisha	350,000	6,838
Denso Corp.	880,000	24,046
East Japan Railway Co.	226,400	14,499
Eisai Co. Ltd.	330,000	11,719
Fanuc Ltd.	117,200	9,735
Fast Retailing Co. Ltd.	147,600	24,295
Honda Motor Co. Ltd. sponsored ADR	841,200	26,052
Ibiden Co. Ltd.	443,100	15,865
Japan Tobacco, Inc.	5,025	14,098
JSR Corp.	444,400	8,668
JTEKT Corp.	1,918,400	20,267
Jupiter Telecommunications Co.	16,945	15,489
Keyence Corp.	53,900	10,701
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Mazda Motor Corp.	1,225,000	$ 2,765
Miraca Holdings, Inc.	468,800	15,162
Mitsubishi Corp.	960,200	20,358
Mitsubishi UFJ Financial Group, Inc.	8,082,700	43,054
Mitsui & Co. Ltd.	1,842,100	24,194
Nintendo Co. Ltd.	47,200	11,840
Nippon Electric Glass Co. Ltd.	1,417,000	15,259
Nippon Telegraph & Telephone Corp.	307,800	12,701
Nomura Holdings, Inc.	4,971,300	35,041
NSK Ltd.	1,885,000	10,952
ORIX Corp.	404,400	26,124
Promise Co. Ltd. (c)	540,000	3,433
Rakuten, Inc.	26,761	18,328
Ricoh Co. Ltd.	885,000	12,028
ROHM Co. Ltd.	143,000	9,484
Sankyo Co. Ltd. (Gunma)	149,500	8,540
Seven & i Holdings Co., Ltd.	401,700	8,795
Softbank Corp.	1,236,200	29,131
Sony Corp. sponsored ADR	325,000	9,552
Sumco Corp.	315,900	6,029
Sumitomo Corp.	993,800	9,648
Sumitomo Electric Industries Ltd.	1,180,800	14,330
Sumitomo Mitsui Financial Group, Inc.	718,300	24,416
THK Co. Ltd.	672,700	11,625
Tokai Carbon Co. Ltd.	1,911,000	9,225
Tokyo Electron Ltd.	330,400	18,588
Toshiba Corp.	4,711,000	26,926
Toyota Motor Corp.	1,644,200	64,912
USS Co. Ltd.	90,000	5,445
Yahoo! Japan Corp.	53,454	16,385
TOTAL JAPAN		742,993
Korea (South) - 0.8%
Lotte Shopping Co. Ltd.	10,534	2,964
Samsung Electronics Co. Ltd.	59,562	35,709
TOTAL KOREA (SOUTH)		38,673
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	370,000	12,587
SES SA FDR (France) unit	735,545	15,971
TOTAL LUXEMBOURG		28,558
Common Stocks - continued
	Shares	Value (000s)
Mexico - 0.2%
Cemex SA de CV sponsored ADR	800,000	$ 8,304
Netherlands - 2.7%
Akzo Nobel NV (c)	301,100	17,847
ASML Holding NV (NY Shares)	660,000	17,780
Gemalto NV (a)	280,100	11,823
Koninklijke KPN NV	2,196,154	39,912
Koninklijke Philips Electronics NV (NY Shares)	538,200	13,503
QIAGEN NV (a)	275,400	5,737
Randstad Holdings NV (a)	289,682	11,041
Royal DSM NV	209,800	9,213
TOTAL NETHERLANDS		126,856
Netherlands Antilles - 0.5%
Schlumberger Ltd.	399,600	24,855
Norway - 0.8%
DnB NOR ASA (a)(c)	797,000	9,179
Sevan Marine ASA (a)	6,228,000	10,104
Telenor ASA (a)	1,598,400	20,698
TOTAL NORWAY		39,981
Papua New Guinea - 0.3%
Lihir Gold Ltd.	4,724,420	12,918
South Africa - 1.4%
AngloGold Ashanti Ltd. sponsored ADR	286,300	10,748
Aspen Pharmacare Holdings Ltd.	2,536,948	21,497
Impala Platinum Holdings Ltd.	819,900	18,292
MTN Group Ltd.	877,500	13,198
TOTAL SOUTH AFRICA		63,735
Spain - 3.9%
Banco Santander SA sponsored ADR	2,325,000	37,340
Enagas SA	364,905	7,528
Iberdrola SA (c)	2,087,600	18,985
Inditex SA	242,722	14,287
Red Electrica Corporacion SA	155,300	8,047
Telefonica SA sponsored ADR	1,193,200	100,145
TOTAL SPAIN		186,332
Sweden - 1.0%
H&M Hennes & Mauritz AB (B Shares)	438,097	24,883
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
Intrum Justitia AB	232,400	$ 2,864
Telefonaktiebolaget LM Ericsson (B Shares)	2,000,000	20,894
TOTAL SWEDEN		48,641
Switzerland - 8.1%
Actelion Ltd. (Reg.) (a)	397,214	21,930
Credit Suisse Group (Reg.)	200,000	10,689
Kuehne & Nagel International AG	210,219	19,094
Lonza Group AG	32,493	2,532
Nestle SA (Reg.)	1,931,485	90,014
Nobel Biocare Holding AG (Switzerland)	399,960	11,382
Roche Holding AG (participation certificate)	501,668	80,523
Sonova Holding AG	241,862	24,938
Swiss Reinsurance Co. (Reg.)	185,285	7,588
Transocean Ltd. (a)	199,400	16,732
UBS AG:
(For. Reg.) (a)	578,151	9,639
(NY Shares) (a)	2,141,000	35,519
Zurich Financial Services AG (Reg.)	228,465	52,524
TOTAL SWITZERLAND		383,104
Taiwan - 0.7%
Advanced Semiconductor Engineering, Inc.	15,546,572	12,207
Taiwan Semiconductor Manufacturing Co. Ltd.	10,630,502	19,212
TOTAL TAIWAN		31,419
United Kingdom - 18.3%
Anglo American PLC (United Kingdom) (a)	736,638	26,788
Barclays PLC	9,353,246	49,037
BG Group PLC	1,655,000	28,666
BHP Billiton PLC	579,669	15,641
BP PLC	5,682,300	53,262
British Land Co. PLC	1,071,729	8,309
Burberry Group PLC	1,531,400	13,552
Carphone Warehouse Group PLC	4,142,855	12,522
easyJet PLC (a)	2,755,100	16,288
HSBC Holdings PLC:
(Hong Kong) (Reg.)	2,416,168	26,682
sponsored ADR	1,883,400	104,324
Imperial Tobacco Group PLC	791,600	23,394
InterContinental Hotel Group PLC	969,040	12,489
Intertek Group PLC	807,200	16,632
Kesa Electricals PLC	5,098,200	11,124
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Man Group PLC	5,283,658	$ 26,892
Misys PLC	3,984,300	13,547
Mothercare PLC	6,362	60
National Grid PLC	1,533,700	15,272
Next PLC	325,000	9,578
Prudential PLC	1,448,688	13,236
QinetiQ Group PLC	1,170,000	3,154
Reckitt Benckiser Group PLC	1,047,378	52,189
Rio Tinto PLC (Reg.)	553,000	24,456
Royal Dutch Shell PLC Class B	2,948,219	84,900
Segro PLC	1,007,600	5,840
Serco Group PLC	3,199,258	26,552
Standard Chartered PLC (United Kingdom)	1,689,719	41,627
Tesco PLC	4,416,834	29,539
Vodafone Group PLC sponsored ADR	3,660,000	81,215
Wolseley PLC (a)	368,000	7,480
Xstrata PLC	638,227	9,247
TOTAL UNITED KINGDOM		863,494
United States of America - 5.5%
Allergan, Inc.	393,400	22,129
C. R. Bard, Inc.	145,700	10,938
CME Group, Inc.	36,800	11,136
ENSCO International, Inc.	242,500	11,104
Express Scripts, Inc. (a)	187,200	14,961
Google, Inc. Class A (a)	38,100	20,426
JPMorgan Chase & Co.	441,200	18,429
Medco Health Solutions, Inc. (a)	287,300	16,123
Morgan Stanley	834,700	26,811
Nabors Industries Ltd. (a)	200,000	4,166
Newmont Mining Corp.	225,000	9,779
Pfizer, Inc.	1,111,300	18,925
Philip Morris International, Inc.	267,200	12,655
Pride International, Inc. (a)	335,000	9,903
Range Resources Corp.	100,500	5,030
Sohu.com, Inc. (a)	215,200	11,965
State Street Corp.	214,100	8,988
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Visa, Inc. Class A	100,000	$ 7,576
Wells Fargo & Co.	610,200	16,793
TOTAL UNITED STATES OF AMERICA		257,837
TOTAL COMMON STOCKS (Cost $3,954,246)		4,604,727
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	150,500	4,959
Italy - 0.1%
Fiat SpA (a)	340,700	3,038
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,932)		7,997
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.20% (e)	110,108,640	110,109
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	81,817,262	81,817
TOTAL MONEY MARKET FUNDS (Cost $191,926)		191,926
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $4,151,104)		4,804,650
NET OTHER ASSETS - (1.7)%		(78,187)
NET ASSETS - 100%		$ 4,726,463
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $491,000 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
OZ Optics Ltd. unit	8/18/00	$ 80
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 320
Fidelity Securities Lending Cash Central Fund	3,824
Total	$ 4,144
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 2,760	$ -	$ 967	$ -	$ -
Sinfonia Technology Co. Ltd.	21,759	-	19,095	-	-
Total	$ 24,519	$ -	$ 20,062	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 863,494	$ 625,157	$ 238,337	$ -
Japan	742,993	35,604	707,389	-
France	474,915	432,007	42,908	-
Switzerland	383,104	362,776	20,328	-
Germany	288,937	242,642	46,295	-
United States of America	257,837	257,837	-	-
Canada	245,861	245,345	491	25
Spain	186,332	186,332	-	-
Netherlands	126,856	126,856	-	-
Other	1,042,395	704,890	337,505	-
Money Market Funds	191,926	191,926	-	-
Total Investments in Securities:	$ 4,804,650	$ 3,411,372	$ 1,393,253	$ 25
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,884
Total Realized Gain (Loss)	(31,949)
Total Unrealized Gain (Loss)	27,594
Cost of Purchases	-
Proceeds of Sales	(2,504)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 25
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (40)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $3,733,365,000 of which $465,079,000 and $3,268,286,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $76,014) - See accompanying schedule: Unaffiliated issuers (cost $3,959,178)	$ 4,612,724
Fidelity Central Funds (cost $191,926)	191,926
Total Investments (cost $4,151,104)		$ 4,804,650
Foreign currency held at value (cost $2,287)		2,288
Receivable for investments sold		33,632
Receivable for fund shares sold		2,741
Dividends receivable		8,331
Distributions receivable from Fidelity Central Funds		61
Prepaid expenses		30
Other receivables		662
Total assets		4,852,395

Liabilities
Payable for investments purchased	$ 16,955
Payable for fund shares redeemed	16,127
Accrued management fee	2,929
Distribution fees payable	1,333
Other affiliated payables	1,249
Other payables and accrued expenses	5,522
Collateral on securities loaned, at value	81,817
Total liabilities		125,932

Net Assets		$ 4,726,463
Net Assets consist of:
Paid in capital		$ 7,787,792
Undistributed net investment income		53,494
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,763,555)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		648,732
Net Assets		$ 4,726,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,661,596 ÷ 116,590 shares)	$ 14.25

Maximum offering price per share (100/94.25 of $14.25)	$ 15.12
Class T: Net Asset Value and redemption price per share ($831,846 ÷ 58,943 shares)	$ 14.11

Maximum offering price per share (100/96.50 of $14.11)	$ 14.62
Class B: Net Asset Value and offering price per share ($191,228 ÷ 14,048 shares)A	$ 13.61

Class C: Net Asset Value and offering price per share ($502,272 ÷ 36,790 shares)A	$ 13.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,539,521 ÷ 106,310 shares)	$ 14.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 138,779
Interest		1
Income from Fidelity Central Funds		4,144
		142,924
Less foreign taxes withheld		(11,358)
Total income		131,566

Expenses
Management fee	$ 34,389
Transfer agent fees	14,727
Distribution fees	15,104
Accounting and security lending fees	1,623
Custodian fees and expenses	867
Independent trustees' compensation	36
Registration fees	163
Audit	97
Legal	48
Interest	10
Miscellaneous	136
Total expenses before reductions	67,200
Expense reductions	(1,670)	65,530
Net investment income (loss)		66,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,118)	(3,058,416)
Other affiliated issuers	(57,956)
Foreign currency transactions	3,329
Total net realized gain (loss)		(3,113,043)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,694)	3,684,668
Assets and liabilities in foreign currencies	(284)
Total change in net unrealized appreciation (depreciation)		3,684,384
Net gain (loss)		571,341
Net increase (decrease) in net assets resulting from operations		$ 637,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,036	$ 207,275
Net realized gain (loss)	(3,113,043)	(598,054)
Change in net unrealized appreciation (depreciation)	3,684,384	(5,879,928)
Net increase (decrease) in net assets resulting from operations	637,377	(6,270,707)
Distributions to shareholders from net investment income	(208,554)	(134,646)
Distributions to shareholders from net realized gain	-	(1,880,749)
Total distributions	(208,554)	(2,015,395)
Share transactions - net increase (decrease)	(1,890,462)	(2,367,839)
Redemption fees	327	414
Total increase (decrease) in net assets	(1,461,312)	(10,653,527)

Net Assets
Beginning of period	6,187,775	16,841,302
End of period (including undistributed net investment income of $53,494 and undistributed net investment income of $203,893, respectively)	$ 4,726,463	$ 6,187,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 26.62	$ 23.42	$ 20.30	$ 16.97
Income from Investment Operations
Net investment income (loss) C	.17	.36	.31	.30	.19
Net realized and unrealized gain (loss)	1.96	(11.15)	4.69	3.91	3.27
Total from investment operations	2.13	(10.79)	5.00	4.21	3.46
Distributions from net investment income	(.45)	(.24)	(.23)	(.14)	(.05)
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.45)	(3.26)	(1.80)	(1.09)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.25	$ 12.57	$ 26.62	$ 23.42	$ 20.30
Total Return A, B	18.16%	(45.95)%	22.76%	21.54%	20.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.26%	1.25%	1.26%	1.27%
Expenses net of fee waivers, if any	1.34%	1.26%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.31%	1.22%	1.21%	1.20%	1.20%
Net investment income (loss)	1.43%	1.80%	1.26%	1.33%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 1,662	$ 2,004	$ 5,774	$ 4,694	$ 2,792
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.42	$ 26.30	$ 23.17	$ 20.12	$ 16.82
Income from Investment Operations
Net investment income (loss) C	.14	.31	.25	.25	.15
Net realized and unrealized gain (loss)	1.94	(11.01)	4.63	3.89	3.23
Total from investment operations	2.08	(10.70)	4.88	4.14	3.38
Distributions from net investment income	(.39)	(.16)	(.18)	(.14)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.39)	(3.18)	(1.75)	(1.09)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.11	$ 12.42	$ 26.30	$ 23.17	$ 20.12
Total Return A, B	17.84%	(46.04)%	22.43%	21.33%	20.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.58%	1.49%	1.47%	1.48%	1.51%
Expenses net of fee waivers, if any	1.58%	1.49%	1.47%	1.48%	1.51%
Expenses net of all reductions	1.55%	1.44%	1.43%	1.42%	1.45%
Net investment income (loss)	1.19%	1.57%	1.04%	1.12%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 832	$ 1,110	$ 3,569	$ 3,609	$ 2,420
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.95	$ 25.44	$ 22.46	$ 19.60	$ 16.46
Income from Investment Operations
Net investment income (loss) C	.08	.18	.10	.10	.02
Net realized and unrealized gain (loss)	1.88	(10.62)	4.50	3.79	3.16
Total from investment operations	1.96	(10.44)	4.60	3.89	3.18
Distributions from net investment income	(.30)	(.03)	(.05)	(.08)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.04)
Total distributions	(.30)	(3.05)	(1.62)	(1.03)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.61	$ 11.95	$ 25.44	$ 22.46	$ 19.60
Total Return A, B	17.25%	(46.39)%	21.73%	20.55%	19.35%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.08%	2.08%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.08%	2.08%	2.12%	2.16%
Expenses net of all reductions	2.07%	2.04%	2.04%	2.06%	2.10%
Net investment income (loss)	.67%	.97%	.42%	.48%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 191	$ 221	$ 559	$ 508	$ 351
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 25.50	$ 22.53	$ 19.65	$ 16.48
Income from Investment Operations
Net investment income (loss) C	.08	.20	.12	.12	.04
Net realized and unrealized gain (loss)	1.89	(10.64)	4.50	3.79	3.17
Total from investment operations	1.97	(10.44)	4.62	3.91	3.21
Distributions from net investment income	(.30)	(.06)	(.08)	(.08)	-
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.04)
Total distributions	(.30)	(3.08)	(1.65)	(1.03)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.65	$ 11.98	$ 25.50	$ 22.53	$ 19.65
Total Return A, B	17.24%	(46.33)%	21.81%	20.62%	19.51%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.01%	2.00%	2.02%	2.05%
Expenses net of fee waivers, if any	2.09%	2.01%	2.00%	2.02%	2.05%
Expenses net of all reductions	2.06%	1.97%	1.96%	1.96%	1.99%
Net investment income (loss)	.68%	1.04%	.51%	.57%	.23%
Supplemental Data
Net assets, end of period (in millions)	$ 502	$ 618	$ 1,673	$ 1,395	$ 758
Portfolio turnover rate E	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 27.06	$ 23.78	$ 20.56	$ 17.18
Income from Investment Operations
Net investment income (loss) B	.21	.41	.38	.37	.25
Net realized and unrealized gain (loss)	1.98	(11.34)	4.76	3.98	3.30
Total from investment operations	2.19	(10.93)	5.14	4.35	3.55
Distributions from net investment income	(.52)	(.30)	(.29)	(.18)	(.09)
Distributions from net realized gain	-	(3.02)	(1.57)	(.95)	(.08)
Total distributions	(.52)	(3.32)	(1.86)	(1.13)	(.17)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.48	$ 12.81	$ 27.06	$ 23.78	$ 20.56
Total Return A	18.45%	(45.79)%	23.07%	21.96%	20.81%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	.99%	.98%	.97%	.97%
Expenses net of fee waivers, if any	1.07%	.99%	.98%	.97%	.97%
Expenses net of all reductions	1.04%	.94%	.94%	.92%	.91%
Net investment income (loss)	1.70%	2.07%	1.53%	1.62%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$ 1,540	$ 2,235	$ 5,266	$ 4,220	$ 2,213
Portfolio turnover rate D	92%	88%	105%	83%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 927,004
Gross unrealized depreciation	(307,112)
Net unrealized appreciation (depreciation)	$ 619,892

Tax Cost	$ 4,184,758

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 56,997
Capital loss carryforward	$ (3,733,365)
Net unrealized appreciation (depreciation)	$ 617,772

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 208,554	$ 309,020
Long-term Capital Gains	-	1,706,375
Total	$ 208,554	$ 2,015,395

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,405,359 and $6,502,024, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,040	$ 72
Class T	.25%	.25%	4,291	-
Class B	.75%	.25%	1,839	1,386
Class C	.75%	.25%	4,934	247
			$ 15,104	$ 1,705

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 162
Class T	45
Class B*	505
Class C*	29
$ 741

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,094.32
Class T	2,624.31
Class B	595.32
Class C	1,546.31
Institutional Class	4,868.29
	$ 14,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 21,164.31%		$ 10

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,824.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,668 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 68,117	$ 51,458
Class T	33,086	20,765
Class B	5,353	649
Class C	14,560	3,823
Institutional Class	87,438	57,951
Total	$ 208,554	$ 134,646
From net realized gain
Class A	$ -	$ 650,221
Class T	-	391,932
Class B	-	65,309
Class C	-	195,682
Institutional Class	-	577,605
Total	$ -	$ 1,880,749

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	21,418	36,978	$ 253,623	$ 736,803
Reinvestment of distributions	5,430	26,184	57,665	589,918
Shares redeemed	(69,599)	(120,763)	(816,403)	(2,301,351)
Net increase (decrease)	(42,751)	(57,601)	$ (505,115)	$ (974,630)
Class T
Shares sold	8,679	12,597	$ 101,272	$ 249,376
Reinvestment of distributions	2,991	17,846	31,524	398,138
Shares redeemed	(42,114)	(76,733)	(489,737)	(1,486,718)
Net increase (decrease)	(30,444)	(46,290)	$ (356,941)	$ (839,204)
Class B
Shares sold	830	1,517	$ 9,528	$ 29,730
Reinvestment of distributions	460	2,657	4,698	57,330
Shares redeemed	(5,692)	(7,700)	(63,258)	(138,613)
Net increase (decrease)	(4,402)	(3,526)	$ (49,032)	$ (51,553)
Class C
Shares sold	2,588	6,466	$ 29,408	$ 129,678
Reinvestment of distributions	1,031	6,582	10,558	142,312
Shares redeemed	(18,446)	(27,030)	(204,594)	(481,929)
Net increase (decrease)	(14,827)	(13,982)	$ (164,628)	$ (209,939)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Institutional Class
Shares sold	29,717	70,399	$ 339,054	$ 1,369,597
Reinvestment of distributions	5,968	18,926	64,270	433,411
Shares redeemed	(103,818)	(109,533)	(1,218,070)	(2,095,521)
Net increase (decrease)	(68,133)	(20,208)	$ (814,746)	$ (292,513)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/09	12/04/09	$0.231	$0.01

Class I designates 89% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2008	$0.56	$0.0438

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified International Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
Company (Hong Kong) Limited

Fidelity Management & Research
Company (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1209
1.784736.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	55.92%	18.02%	7.97%
Class T (incl. 3.50% sales charge)	59.28%	18.27%	7.94%
Class B (incl. contingent deferred sales charge) A	59.23%	18.33%	8.02%
Class C (incl. contingent deferred sales charge) B	63.21%	18.53%	7.80%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging Asia produced extraordinary gains, as investors' mood shifted from despair early in the period to optimism that the global recession might be ending. Reflecting the sea change in sentiment and aided by a slumping U.S. dollar, the MSCI® AC (All Country) Asia ex Japan Index returned 66.47% during the 12 months ending October 31, 2009. Among the index's five largest components - Hong Kong, South Korea, China, Taiwan and India - China posted the strongest results, returning more than 102%. That outstanding performance came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the Chinese government's massive fiscal stimulus package. At the low end of that quintet was Taiwan, with a return of just under 50%. One factor holding back Taiwan's gains was a delay in the long-awaited agreement between Taiwan and China to provide closer financial cooperation between the two countries. Only one index component, war-torn Pakistan, finished with a negative return, which was partly a result of the country's removal from the index near the end of 2008.

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 65.43%, 65.06%, 64.23% and 64.21%, respectively (excluding sales charges), trailing the MSCI AC (All Country) Asia ex Japan Index. Stock selection in South Korea and China hurt results, although much of the damage in China was offset by an overweighting there. My picks in consumer staples also detracted, as did an underweighting and stock selection in capital goods. Weak picks and an overweighting in semiconductors/semiconductor equipment hurt as well. A moderate cash position held back results amid a strongly rising market. Several defensive Korean holdings detracted: Samsung Electronics, home/personal care products provider LG Household & Healthcare - which I sold during the period - and NHN, an Internet services provider. Samsung was our biggest absolute contributor, though. Elsewhere, Taiwan Semiconductor Manufacturing, another defensive holding, dampened results. Conversely, stock selection in consumer durables/apparel and retailing contributed. Stock picking in real estate - mostly Hong Kong holdings - also added value. Underweighting telecommunication services and utilities further helped. The fund's top relative contributor was Chinese retailer GOME Electrical Appliances Holding. Also lifting results was Bumi Resources, an Indonesian thermal coal producer. I sold both GOME and Bumi Resources by period end. Other contributors were Tencent Holdings, a Chinese Internet service provider, and an out-of-index position in gold miner Lihir Gold, based in Papua New Guinea. Lihir Gold was not held at period end.

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund: During the past year, the fund's Institutional Class shares returned 65.94%, trailing the MSCI AC (All Country) Asia ex Japan Index. Stock selection in South Korea and China hurt results, although much of the damage in China was offset by an overweighting there. My picks in consumer staples also detracted, as did an underweighting and stock selection in capital goods. Weak picks and an overweighting in semiconductors/semiconductor equipment hurt as well. A moderate cash position held back results amid a strongly rising market. Several defensive Korean holdings detracted: Samsung Electronics, home/personal care products provider LG Household & Healthcare - which I sold during the period - and NHN, an Internet services provider. Samsung was our biggest absolute contributor, though. Elsewhere, Taiwan Semiconductor Manufacturing, another defensive holding, dampened results. Conversely, stock selection in consumer durables/apparel and retailing contributed. Stock picking in real estate - mostly Hong Kong holdings - also added value. Underweighting telecommunication services and utilities further helped. The fund's top relative contributor was Chinese retailer GOME Electrical Appliances Holding. Also lifting results was Bumi Resources, an Indonesian thermal coal producer. I sold both GOME and Bumi Resources by period end. Other contributors were Tencent Holdings, a Chinese Internet service provider, and an out-of-index position in gold miner Lihir Gold, based in Papua New Guinea. Lihir Gold was not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,386.00	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,384.20	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,380.90	$ 13.50
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,380.70	$ 13.50
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,388.00	$ 7.52
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	3.9	6.4
Tencent Holdings Ltd.	2.9	1.7
China Construction Bank Corp. (H Shares)	2.6	1.2
China Life Insurance Co. Ltd. (H Shares)	2.6	2.8
Industrial & Commercial Bank of China Ltd.	2.5	1.0
Bank of China (H Shares)	2.0	1.2
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.9	2.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9	4.5
Shinhan Financial Group Co. Ltd.	1.8	1.0
Infosys Technologies Ltd.	1.8	1.3
	23.9
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.5	29.7
Information Technology	22.9	25.0
Consumer Discretionary	10.2	9.7
Industrials	8.8	6.4
Materials	7.1	6.4
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 96.0%	Stocks 95.6%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 4.4%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 0.9%
BHP Billiton Ltd.	23,100	$ 757,353
Incitec Pivot Ltd.	815,598	1,901,894
TOTAL AUSTRALIA		2,659,247
Bermuda - 2.2%
Aquarius Platinum Ltd. (Australia) (c)	300,993	1,308,849
G-Resources Group Ltd. (a)	15,378,000	962,613
Orient Overseas International Ltd.	242,000	1,180,755
Sinofert Holdings Ltd.	2,502,000	1,238,291
Vtech Holdings Ltd.	182,000	1,516,868
TOTAL BERMUDA		6,207,376
Cayman Islands - 3.0%
Hutchison China Meditech Ltd. (a)	3	8
Kingboard Chemical Holdings Ltd.	159,500	641,990
KWG Property Holding Ltd.	2,646,500	1,898,514
Maoye International Holdings Ltd.	7,111,000	1,890,241
Pacific Textile Holdings Ltd.	4,272,000	2,100,432
Shimao Property Holdings Ltd.	637,000	1,183,312
Xingda International Holdings Ltd.	1,748,000	865,580
TOTAL CAYMAN ISLANDS		8,580,077
China - 24.2%
Air China Ltd. (H Shares) (a)	1,612,000	872,605
Anhui Conch Cement Co. Ltd. (H Shares)	296,000	1,915,270
Bank of China (H Shares)	10,005,000	5,803,963
Bank of Communications Co. Ltd. (H Shares)	626,000	748,518
BYD Co. Ltd. (H Shares) (a)	124,000	1,135,284
China Coal Energy Co. Ltd. (H Shares)	1,535,000	2,135,562
China Construction Bank Corp. (H Shares)	8,705,000	7,505,050
China Cosco Holdings Co. Ltd. (H Shares)	1,469,500	1,811,213
China International Marine Containers Co. Ltd. (B Shares)	1,618,998	1,614,558
China Life Insurance Co. Ltd. (H Shares)	1,602,000	7,365,924
China Merchants Bank Co. Ltd. (H Shares)	1,125,000	2,878,209
China Oilfield Services Ltd. (H Shares)	1,760,000	1,901,757
Dongfang Electric Corp. Ltd.	93,600	464,981
Dongfeng Motor Group Co. Ltd. (H Shares)	786,000	934,524
Golden Eagle Retail Group Ltd. (H Shares)	1,140,000	1,960,761
Guangzhou R&F Properties Co. Ltd. (H Shares)	461,600	864,982
Industrial & Commercial Bank of China Ltd. (H Shares)	9,049,000	7,199,706
Li Ning Co. Ltd. (c)	491,000	1,332,161
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	860,000	517,723
PetroChina Co. Ltd. (H Shares)	2,200,000	2,647,287
Common Stocks - continued
	Shares	Value
China - continued
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	553,000	$ 4,846,551
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	1,530,300	1,266,444
Tencent Holdings Ltd.	471,200	8,205,021
Weiqiao Textile Co. Ltd. (H Shares)	1,988,000	1,387,113
Yantai Changyu Pioneer Wine Co. (B Shares)	265,740	1,953,513
TOTAL CHINA		69,268,680
Hong Kong - 12.0%
BOC Hong Kong Holdings Ltd.	1,081,500	2,489,551
Cathay Pacific Airways Ltd.	566,000	917,098
Cheung Kong Holdings Ltd.	234,000	2,969,840
China Mobile (Hong Kong) Ltd.	471,000	4,415,470
Chow Sang Sang Holdings International Ltd.	1,106,000	1,095,873
CNOOC Ltd.	2,542,500	3,807,838
Henderson Land Development Co. Ltd.	159,000	1,124,110
Hong Kong Exchange & Clearing Ltd.	184,900	3,254,806
Hutchison Whampoa Ltd.	279,000	1,958,320
Midland Holdings Ltd.	1,660,000	1,415,134
New World Development Co. Ltd.	862,000	1,855,454
Sa Sa International Holdings Ltd.	1,344,000	668,336
Shun Tak Holdings Ltd. (c)	1,836,000	1,235,079
Sinotruk Hong Kong Ltd.	1,066,000	1,267,565
Sun Hung Kai Properties Ltd.	205,000	3,105,934
Techtronic Industries Co. Ltd.	1,963,000	1,576,910
Texwinca Holdings Ltd.	1,340,000	1,136,967
TOTAL HONG KONG		34,294,285
India - 9.3%
Bajaj Auto Ltd.	82,276	2,412,364
Bharat Heavy Electricals Ltd.	31,032	1,452,533
HDFC Bank Ltd.	53,370	1,819,095
Housing Development and Infrastructure Ltd. (a)	90,446	599,493
Housing Development Finance Corp. Ltd.	43,347	2,427,614
ICICI Bank Ltd.	47,575	786,324
Infosys Technologies Ltd.	109,458	5,087,617
Jindal Saw Ltd.	9,275	135,700
LIC Housing Finance Ltd.	131,151	2,057,129
Reliance Industries Ltd.	88,708	3,591,988
Tata Consultancy Services Ltd.	270,213	3,595,525
Tata Steel Ltd.	176,587	1,746,780
Titan Industries Ltd.	36,444	963,004
TOTAL INDIA		26,675,166
Common Stocks - continued
	Shares	Value
Indonesia - 3.6%
PT Astra International Tbk	1,219,000	$ 3,921,883
PT Bank Central Asia Tbk	4,644,000	2,186,867
PT Bank Mandiri Persero Tbk	3,433,000	1,647,341
PT Bank Rakyat Indonesia Tbk	3,394,000	2,469,804
TOTAL INDONESIA		10,225,895
Korea (South) - 17.7%
Busan Bank	127,770	1,443,477
Daelim Industrial Co.	32,330	2,044,197
Duksan Hi-Metal Co. Ltd. (a)	86,947	1,182,950
Hyundai Department Store Co. Ltd.	23,773	2,264,017
Hyundai Engineering & Construction Co. Ltd.	51,031	2,807,037
Hyundai Industrial Development & Construction Co.	51,870	1,529,536
Hyundai Motor Co.	8,256	746,111
Hyundai Steel Co.	24,680	1,562,077
KB Financial Group, Inc. (a)	90,105	4,318,153
Kia Motors Corp. (a)	124,030	1,835,531
Korean Reinsurance Co.	28,510	256,649
LG Electronics, Inc.	23,037	2,133,680
NHN Corp. (a)	18,111	2,661,399
POSCO	8,646	3,570,006
Samsung Electronics Co. Ltd.	18,414	11,039,691
Samsung Engineering Co. Ltd.	28,279	2,491,062
Samsung SDI Co. Ltd.	20,750	2,360,192
Shinhan Financial Group Co. Ltd. (a)	136,169	5,147,442
Taewoong Co. Ltd.	17,669	1,200,422
TOTAL KOREA (SOUTH)		50,593,629
Malaysia - 1.4%
KNM Group Bhd	3,954,000	897,359
Public Bank Bhd (For. Reg.)	1,002,500	3,122,902
TOTAL MALAYSIA		4,020,261
Singapore - 4.0%
City Developments Ltd.	173,000	1,211,779
DBS Group Holdings Ltd.	180,500	1,652,529
Oversea-Chinese Banking Corp. Ltd.	142,792	769,297
Singapore Airlines Ltd.	145,000	1,390,166
Singapore Exchange Ltd.	392,000	2,220,835
United Overseas Bank Ltd.	121,000	1,450,048
Wing Tai Holdings Ltd.	2,281,000	2,669,567
TOTAL SINGAPORE		11,364,221
Common Stocks - continued
	Shares	Value
Taiwan - 14.3%
Ability Enterprise Co. Ltd.	773,530	$ 1,419,177
Acer, Inc.	703,580	1,652,237
AU Optronics Corp.	1,813,830	1,602,409
Cathay Financial Holding Co. Ltd. (a)	1,578,000	2,695,947
Cathay Real Estate Development Co. Ltd. (a)	2,627,000	1,036,293
China Steel Corp.	1,343,384	1,188,254
Chinatrust Financial Holding Co. Ltd.	2,944,245	1,761,920
Coretronic Corp.	1,714,000	1,869,666
Formosa Plastics Corp.	755,000	1,442,744
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,415,822	5,524,807
Hung Poo Real Estate Development Co. Ltd.	209,420	301,049
KGI Securities Co. Ltd.	5,114,000	2,334,344
MediaTek, Inc.	137,274	1,914,105
Prime View International Co. Ltd.	797,540	1,294,661
Quanta Computer, Inc.	964,550	1,817,788
Siliconware Precision Industries Co. Ltd.	1,014,000	1,328,165
Taiflex Scientific Co. Ltd.	1,366,000	1,666,587
Taiwan Fertilizer Co. Ltd.	610,000	1,886,658
Taiwan Semiconductor Manufacturing Co. Ltd.	3,040,393	5,494,657
Unimicron Technology Corp.	472,000	536,531
Yuanta Financial Holding Co. Ltd.	3,402,000	2,236,686
TOTAL TAIWAN		41,004,685
Thailand - 2.7%
Bangkok Bank Ltd. PCL (For. Reg.)	369,800	1,241,237
Minor International PCL (For. Reg.)	2,804,569	882,297
Quality Houses PCL	22,123,200	1,626,121
Siam Commercial Bank PCL (For. Reg.)	964,800	2,191,295
Supalai PCL (For. Reg.)	10,594,100	1,744,284
TOTAL THAILAND		7,685,234
United Kingdom - 0.4%
HSBC Holdings PLC (Hong Kong) (Reg.)	106,565	1,176,803
United States of America - 0.3%
Sohu.com, Inc. (a)	14,200	789,520
TOTAL COMMON STOCKS (Cost $218,651,718)		274,545,079
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	12,336,688	$ 12,336,688
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	1,507,550	1,507,550
TOTAL MONEY MARKET FUNDS (Cost $13,844,238)		13,844,238
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $232,495,956)		288,389,317
NET OTHER ASSETS - (0.9)%		(2,437,813)
NET ASSETS - 100%		$ 285,951,504
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,003
Fidelity Securities Lending Cash Central Fund	5,416
Total	$ 60,419
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
China	$ 69,268,680	$ -	$ 69,268,680	$ -
Korea (South)	50,593,629	-	50,593,629	-
Taiwan	41,004,685	-	41,004,685	-
Hong Kong	34,294,285	-	34,294,285	-
India	26,675,166	-	26,675,166	-
Singapore	11,364,221	-	11,364,221	-
Indonesia	10,225,895	-	10,225,895	-
Cayman Islands	8,580,077	8	8,580,069	-
Thailand	7,685,234	-	7,685,234	-
Other	14,853,207	789,520	14,063,687	-
Money Market Funds	13,844,238	13,844,238	-	-
Total Investments in Securities:	$ 288,389,317	$ 14,633,766	$ 273,755,551	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $31,099,467 of which $24,592,822 and $6,506,645 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,403,222) - See accompanying schedule: Unaffiliated issuers (cost $218,651,718)	$ 274,545,079
Fidelity Central Funds (cost $13,844,238)	13,844,238
Total Investments (cost $232,495,956)		$ 288,389,317
Foreign currency held at value (cost $1,883,915)		1,882,240
Receivable for investments sold		705,127
Receivable for fund shares sold		785,848
Dividends receivable		51,200
Distributions receivable from Fidelity Central Funds		5,630
Prepaid expenses		1,569
Other receivables		340,786
Total assets		292,161,717

Liabilities
Payable for investments purchased	$ 3,697,242
Payable for fund shares redeemed	520,626
Accrued management fee	181,024
Distribution fees payable	120,429
Other affiliated payables	79,402
Other payables and accrued expenses	103,940
Collateral on securities loaned, at value	1,507,550
Total liabilities		6,210,213

Net Assets		$ 285,951,504
Net Assets consist of:
Paid in capital		$ 260,883,019
Undistributed net investment income		948,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,765,032)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,884,902
Net Assets		$ 285,951,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($131,563,974 ÷ 5,067,947 shares)	$ 25.96

Maximum offering price per share (100/94.25 of $25.96)	$ 27.54
Class T: Net Asset Value and redemption price per share ($45,259,336 ÷ 1,781,913 shares)	$ 25.40

Maximum offering price per share (100/96.50 of $25.40)	$ 26.32
Class B: Net Asset Value and offering price per share ($25,750,015 ÷ 1,060,298 shares) A	$ 24.29

Class C: Net Asset Value and offering price per share ($59,490,615 ÷ 2,458,889 shares) A	$ 24.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,887,564 ÷ 898,852 shares)	$ 26.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 4,968,477
Income from Fidelity Central Funds		60,419
		5,028,896
Less foreign taxes withheld		(461,706)
Total income		4,567,190

Expenses
Management fee	$ 1,379,690
Transfer agent fees	595,936
Distribution fees	980,996
Accounting and security lending fees	100,228
Custodian fees and expenses	264,182
Independent trustees' compensation	1,312
Registration fees	71,922
Audit	111,685
Legal	800
Miscellaneous	2,034
Total expenses before reductions	3,508,785
Expense reductions	(268,975)	3,239,810
Net investment income (loss)		1,327,380
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,041,848)
Foreign currency transactions	(82,781)
Total net realized gain (loss)		(7,124,629)
Change in net unrealized appreciation (depreciation) on: Investment securities	100,266,010
Assets and liabilities in foreign currencies	5,231
Total change in net unrealized appreciation (depreciation)		100,271,241
Net gain (loss)		93,146,612
Net increase (decrease) in net assets resulting from operations		$ 94,473,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,327,380	$ 1,339,254
Net realized gain (loss)	(7,124,629)	(25,831,640)
Change in net unrealized appreciation (depreciation)	100,271,241	(181,390,583)
Net increase (decrease) in net assets resulting from operations	94,473,992	(205,882,969)
Distributions to shareholders from net investment income	(378,765)	(1,388,486)
Distributions to shareholders from net realized gain	-	(30,115,090)
Total distributions	(378,765)	(31,503,576)
Share transactions - net increase (decrease)	41,327,444	31,129,987
Redemption fees	52,262	145,533
Total increase (decrease) in net assets	135,474,933	(206,111,025)

Net Assets
Beginning of period	150,476,571	356,587,596
End of period (including undistributed net investment income of $948,615 and $0, respectively)	$ 285,951,504	$ 150,476,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 37.55	$ 22.48	$ 17.70	$ 13.96
Income from Investment Operations
Net investment income (loss) C	.19	.19	.24	.22	.18
Net realized and unrealized gain (loss)	10.07	(18.72)	16.64	6.10	3.61
Total from investment operations	10.26	(18.53)	16.88	6.32	3.79
Distributions from net investment income	(.05)	(.23)	(.15)	(.16)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.05)	(3.29)	(1.83)	(1.55)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 25.96	$ 15.74	$ 37.55	$ 22.48	$ 17.70
Total Return A,B	65.43%	(53.66)%	80.43%	38.02%	27.23%
Ratios to Average Net Assets D,F
Expenses before reductions	1.54%	1.50%	1.47%	1.73%	1.90%
Expenses net of fee waivers, if any	1.50%	1.50%	1.47%	1.50%	1.61%
Expenses net of all reductions	1.41%	1.41%	1.40%	1.39%	1.55%
Net investment income (loss)	.94%	.73%	.88%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,564	$ 71,722	$ 152,630	$ 55,790	$ 30,782
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 36.88	$ 22.13	$ 17.45	$ 13.80
Income from Investment Operations
Net investment income (loss) C	.14	.12	.16	.17	.14
Net realized and unrealized gain (loss)	9.86	(18.38)	16.37	6.01	3.56
Total from investment operations	10.00	(18.26)	16.53	6.18	3.70
Distributions from net investment income	(.04)	(.14)	(.12)	(.12)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.04)	(3.20)	(1.80)	(1.51)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 25.40	$ 15.43	$ 36.88	$ 22.13	$ 17.45
Total Return A,B	65.06%	(53.79)%	79.98%	37.69%	26.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.84%	1.80%	1.79%	2.07%	2.27%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.84%
Expenses net of all reductions	1.66%	1.66%	1.67%	1.64%	1.79%
Net investment income (loss)	.69%	.48%	.61%	.83%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,259	$ 25,205	$ 64,813	$ 28,850	$ 14,074
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 35.55	$ 21.42	$ 16.94	$ 13.46
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.03	.06	.06
Net realized and unrealized gain (loss)	9.45	(17.68)	15.79	5.84	3.47
Total from investment operations	9.49	(17.69)	15.82	5.90	3.53
Distributions from net investment income	(.03)	-	(.03)	(.04)	-
Distributions from net realized gain	-	(3.05)	(1.68)	(1.39)	(.05)
Total distributions	(.03)	(3.05)	(1.71)	(1.43)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 24.29	$ 14.82	$ 35.55	$ 21.42	$ 16.94
Total Return A,B	64.23%	(54.01)%	79.01%	36.99%	26.31%
Ratios to Average Net Assets D,F
Expenses before reductions	2.32%	2.29%	2.28%	2.59%	2.75%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.35%
Expenses net of all reductions	2.16%	2.16%	2.17%	2.14%	2.29%
Net investment income (loss)	.19%	(.02)%	.11%	.33%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,750	$ 17,040	$ 40,775	$ 18,985	$ 11,504
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 35.48	$ 21.39	$ 16.94	$ 13.46
Income from Investment Operations
Net investment income (loss) C	.04	-	.04	.06	.06
Net realized and unrealized gain (loss)	9.41	(17.63)	15.76	5.84	3.47
Total from investment operations	9.45	(17.63)	15.80	5.90	3.53
Distributions from net investment income	(.03)	(.04)	(.05)	(.07)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.03)	(3.10)	(1.73)	(1.46)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 24.19	$ 14.76	$ 35.48	$ 21.39	$ 16.94
Total Return A,B	64.21%	(54.02)%	79.05%	37.02%	26.31%
Ratios to Average Net Assets D,F
Expenses before reductions	2.28%	2.25%	2.21%	2.46%	2.67%
Expenses net of fee waivers, if any	2.25%	2.25%	2.21%	2.25%	2.34%
Expenses net of all reductions	2.16%	2.16%	2.13%	2.14%	2.28%
Net investment income (loss)	.19%	(.02)%	.14%	.33%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,491	$ 30,577	$ 82,070	$ 33,047	$ 13,291
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 38.25	$ 22.84	$ 17.97	$ 14.13
Income from Investment Operations
Net investment income (loss) B	.26	.27	.34	.27	.24
Net realized and unrealized gain (loss)	10.29	(19.09)	16.92	6.19	3.65
Total from investment operations	10.55	(18.82)	17.26	6.46	3.89
Distributions from net investment income	(.05)	(.31)	(.19)	(.21)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.05)	(3.37)	(1.87)	(1.60)	(.05)
Redemption fees added to paid in capital B	.01	.01	.02	.01	- G
Net asset value, end of period	$ 26.58	$ 16.07	$ 38.25	$ 22.84	$ 17.97
Total Return A	65.94%	(53.53)%	80.97%	38.28%	27.61%
Ratios to Average Net Assets C,E
Expenses before reductions	1.25%	1.20%	1.16%	1.41%	1.52%
Expenses net of fee waivers, if any	1.25%	1.20%	1.16%	1.25%	1.29%
Expenses net of all reductions	1.16%	1.11%	1.08%	1.14%	1.24%
Net investment income (loss)	1.18%	1.03%	1.20%	1.33%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,888	$ 5,933	$ 16,300	$ 5,086	$ 4,791
Portfolio turnover rate D	91%	92% F	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,797,813
Gross unrealized depreciation	(8,104,473)
Net unrealized appreciation (depreciation)	$ 52,693,340

Tax Cost	$ 235,695,977

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,483,071
Capital loss carryforward	$ (31,099,467)
Net unrealized appreciation (depreciation)	$ 52,684,881

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 378,765	$ 17,818,648
Long-term Capital Gains	-	13,684,928
Total	$ 378,765	$ 31,503,576

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $214,634,621 and $168,089,695, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 225,103	$ 6,915
Class T	.25%	.25%	163,278	872
Class B	.75%	.25%	197,159	148,537
Class C	.75%	.25%	395,456	61,418
			$ 980,996	$ 217,742

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70,773
Class T	13,104
Class B*	49,472
Class C*	5,903
$ 139,252

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 270,919.30
Class T	113,622.35
Class B	64,341.32
Class C	117,180.29
Institutional Class	29,874.26
	$ 595,936

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $927 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,416.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 39,937
Class T	1.75%	29,245
Class B	2.25%	14,286
Class C	2.25%	12,852
		$ 96,320

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $172,274 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $381.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 205,871	$ 933,093
Class T	65,048	241,193
Class B	32,430	-
Class C	56,716	82,276
Institutional Class	18,700	131,924
Total	$ 378,765	$ 1,388,486
From net realized gain
Class A	$ -	$ 12,682,581
Class T	-	5,427,293
Class B	-	3,491,350
Class C	-	7,194,625
Institutional Class	-	1,319,241
Total	$ -	$ 30,115,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	1,822,219	1,417,438	$ 40,851,858	$ 39,489,573
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	1,036,440	-	32,482,019
Reinvestment of distributions	11,447	367,601	172,610	11,447,101
Shares redeemed	(1,322,917)	(2,329,223)	(25,301,756)	(57,258,940)
Net increase (decrease)	510,749	492,256	$ 15,722,712	$ 26,159,753
Class T
Shares sold	578,954	494,150	$ 11,921,295	$ 12,981,063
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	234,931	-	7,235,880
Reinvestment of distributions	4,255	168,831	63,009	5,167,912
Shares redeemed	(434,633)	(1,022,047)	(8,198,583)	(25,065,963)
Net increase (decrease)	148,576	(124,135)	$ 3,785,721	$ 318,892

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class B
Shares sold	214,878	242,096	$ 4,421,597	$ 6,467,358
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	293,838	-	8,726,975
Reinvestment of distributions	1,834	105,630	26,200	3,118,188
Shares redeemed	(306,312)	(638,527)	(5,387,171)	(14,729,354)
Net increase (decrease)	(89,600)	3,037	$ (939,374)	$ 3,583,167
Class C
Shares sold	985,972	544,685	$ 20,555,792	$ 14,847,636
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	365,248	-	10,807,681
Reinvestment of distributions	3,108	196,711	44,229	5,785,281
Shares redeemed	(601,665)	(1,348,573)	(10,608,252)	(31,070,040)
Net increase (decrease)	387,415	(241,929)	$ 9,991,769	$ 370,558
Institutional Class
Shares sold	726,101	297,341	$ 16,617,065	$ 8,430,661
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	131,266	-	4,188,699
Reinvestment of distributions	550	20,222	8,469	641,235
Shares redeemed	(196,957)	(505,846)	(3,858,918)	(12,562,978)
Net increase (decrease)	529,694	(57,017)	$ 12,766,616	$ 697,617

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

12. Merger Information

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Target Fund shareholders on November 14, 2007. The acquisition was accomplished by an exchange of 1,036,440 Class A shares, 234,931 Class T shares, 293,838 Class B shares, 365,248 Class C shares ,and 131,266 Institutional Class shares of the Fund, respectively, for 1,446,656 Class A shares, 331,148 Class T shares, 420,027 Class B shares, 517,942 Class C shares, and 182,483 Institutional Class shares then outstanding (valued at $22.45, $21.85, $20.78, $20.87, and $22.95, per share for Class A, Class T, Class B, Class C and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders. The Target Fund's net assets, including $10,759,371 of unrealized appreciation, were combined with the Fund's net assets of $334,365,132 for total net assets after the acquisition of $397,806,387.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.119	$0.220

Class T	12/07/09	12/04/09	$0.076	$0.220

Class B	12/07/09	12/04/09	$0.000	$0.212

Class C	12/07/09	12/04/09	$0.022	$0.220

Class A designates 37% and 39%, Class T designates 39% and 39%, Class B designates 43% and 39%, and Class C designates 44% and 39% of the dividends distributed in December as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2008	$0.110	$0.069
	12/31/2008	$0.005	$0.000

Class T	12/08/2008	$0.104	$0.069
	12/31/2008	$0.005	$0.000

Class B	12/08/2008	$0.093	$0.069
	12/31/2008	$0.005	$0.000

Class C	12/08/2008	$0.092	$0.069
	12/31/2008	$0.005	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1209
1.784737.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	65.94%	19.75%	8.88%

$10,000 Over 10 Years

how the value of your investment would have changed, and also shows how the MSCI® AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging Asia produced extraordinary gains, as investors' mood shifted from despair early in the period to optimism that the global recession might be ending. Reflecting the sea change in sentiment and aided by a slumping U.S. dollar, the MSCI® AC (All Country) Asia ex Japan Index returned 66.47% during the 12 months ending October 31, 2009. Among the index's five largest components - Hong Kong, South Korea, China, Taiwan and India - China posted the strongest results, returning more than 102%. That outstanding performance came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the Chinese government's massive fiscal stimulus package. At the low end of that quintet was Taiwan, with a return of just under 50%. One factor holding back Taiwan's gains was a delay in the long-awaited agreement between Taiwan and China to provide closer financial cooperation between the two countries. Only one index component, war-torn Pakistan, finished with a negative return, which was partly a result of the country's removal from the index near the end of 2008.

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 65.43%, 65.06%, 64.23% and 64.21%, respectively (excluding sales charges), trailing the MSCI AC (All Country) Asia ex Japan Index. Stock selection in South Korea and China hurt results, although much of the damage in China was offset by an overweighting there. My picks in consumer staples also detracted, as did an underweighting and stock selection in capital goods. Weak picks and an overweighting in semiconductors/semiconductor equipment hurt as well. A moderate cash position held back results amid a strongly rising market. Several defensive Korean holdings detracted: Samsung Electronics, home/personal care products provider LG Household & Healthcare - which I sold during the period - and NHN, an Internet services provider. Samsung was our biggest absolute contributor, though. Elsewhere, Taiwan Semiconductor Manufacturing, another defensive holding, dampened results. Conversely, stock selection in consumer durables/apparel and retailing contributed. Stock picking in real estate - mostly Hong Kong holdings - also added value. Underweighting telecommunication services and utilities further helped. The fund's top relative contributor was Chinese retailer GOME Electrical Appliances Holding. Also lifting results was Bumi Resources, an Indonesian thermal coal producer. I sold both GOME and Bumi Resources by period end. Other contributors were Tencent Holdings, a Chinese Internet service provider, and an out-of-index position in gold miner Lihir Gold, based in Papua New Guinea. Lihir Gold was not held at period end.

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund: During the past year, the fund's Institutional Class shares returned 65.94%, trailing the MSCI AC (All Country) Asia ex Japan Index. Stock selection in South Korea and China hurt results, although much of the damage in China was offset by an overweighting there. My picks in consumer staples also detracted, as did an underweighting and stock selection in capital goods. Weak picks and an overweighting in semiconductors/semiconductor equipment hurt as well. A moderate cash position held back results amid a strongly rising market. Several defensive Korean holdings detracted: Samsung Electronics, home/personal care products provider LG Household & Healthcare - which I sold during the period - and NHN, an Internet services provider. Samsung was our biggest absolute contributor, though. Elsewhere, Taiwan Semiconductor Manufacturing, another defensive holding, dampened results. Conversely, stock selection in consumer durables/apparel and retailing contributed. Stock picking in real estate - mostly Hong Kong holdings - also added value. Underweighting telecommunication services and utilities further helped. The fund's top relative contributor was Chinese retailer GOME Electrical Appliances Holding. Also lifting results was Bumi Resources, an Indonesian thermal coal producer. I sold both GOME and Bumi Resources by period end. Other contributors were Tencent Holdings, a Chinese Internet service provider, and an out-of-index position in gold miner Lihir Gold, based in Papua New Guinea. Lihir Gold was not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,386.00	$ 9.02
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,384.20	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,380.90	$ 13.50
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,380.70	$ 13.50
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,388.00	$ 7.52
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	3.9	6.4
Tencent Holdings Ltd.	2.9	1.7
China Construction Bank Corp. (H Shares)	2.6	1.2
China Life Insurance Co. Ltd. (H Shares)	2.6	2.8
Industrial & Commercial Bank of China Ltd.	2.5	1.0
Bank of China (H Shares)	2.0	1.2
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.9	2.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9	4.5
Shinhan Financial Group Co. Ltd.	1.8	1.0
Infosys Technologies Ltd.	1.8	1.3
	23.9
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.5	29.7
Information Technology	22.9	25.0
Consumer Discretionary	10.2	9.7
Industrials	8.8	6.4
Materials	7.1	6.4
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 96.0%	Stocks 95.6%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 4.4%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 0.9%
BHP Billiton Ltd.	23,100	$ 757,353
Incitec Pivot Ltd.	815,598	1,901,894
TOTAL AUSTRALIA		2,659,247
Bermuda - 2.2%
Aquarius Platinum Ltd. (Australia) (c)	300,993	1,308,849
G-Resources Group Ltd. (a)	15,378,000	962,613
Orient Overseas International Ltd.	242,000	1,180,755
Sinofert Holdings Ltd.	2,502,000	1,238,291
Vtech Holdings Ltd.	182,000	1,516,868
TOTAL BERMUDA		6,207,376
Cayman Islands - 3.0%
Hutchison China Meditech Ltd. (a)	3	8
Kingboard Chemical Holdings Ltd.	159,500	641,990
KWG Property Holding Ltd.	2,646,500	1,898,514
Maoye International Holdings Ltd.	7,111,000	1,890,241
Pacific Textile Holdings Ltd.	4,272,000	2,100,432
Shimao Property Holdings Ltd.	637,000	1,183,312
Xingda International Holdings Ltd.	1,748,000	865,580
TOTAL CAYMAN ISLANDS		8,580,077
China - 24.2%
Air China Ltd. (H Shares) (a)	1,612,000	872,605
Anhui Conch Cement Co. Ltd. (H Shares)	296,000	1,915,270
Bank of China (H Shares)	10,005,000	5,803,963
Bank of Communications Co. Ltd. (H Shares)	626,000	748,518
BYD Co. Ltd. (H Shares) (a)	124,000	1,135,284
China Coal Energy Co. Ltd. (H Shares)	1,535,000	2,135,562
China Construction Bank Corp. (H Shares)	8,705,000	7,505,050
China Cosco Holdings Co. Ltd. (H Shares)	1,469,500	1,811,213
China International Marine Containers Co. Ltd. (B Shares)	1,618,998	1,614,558
China Life Insurance Co. Ltd. (H Shares)	1,602,000	7,365,924
China Merchants Bank Co. Ltd. (H Shares)	1,125,000	2,878,209
China Oilfield Services Ltd. (H Shares)	1,760,000	1,901,757
Dongfang Electric Corp. Ltd.	93,600	464,981
Dongfeng Motor Group Co. Ltd. (H Shares)	786,000	934,524
Golden Eagle Retail Group Ltd. (H Shares)	1,140,000	1,960,761
Guangzhou R&F Properties Co. Ltd. (H Shares)	461,600	864,982
Industrial & Commercial Bank of China Ltd. (H Shares)	9,049,000	7,199,706
Li Ning Co. Ltd. (c)	491,000	1,332,161
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	860,000	517,723
PetroChina Co. Ltd. (H Shares)	2,200,000	2,647,287
Common Stocks - continued
	Shares	Value
China - continued
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	553,000	$ 4,846,551
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	1,530,300	1,266,444
Tencent Holdings Ltd.	471,200	8,205,021
Weiqiao Textile Co. Ltd. (H Shares)	1,988,000	1,387,113
Yantai Changyu Pioneer Wine Co. (B Shares)	265,740	1,953,513
TOTAL CHINA		69,268,680
Hong Kong - 12.0%
BOC Hong Kong Holdings Ltd.	1,081,500	2,489,551
Cathay Pacific Airways Ltd.	566,000	917,098
Cheung Kong Holdings Ltd.	234,000	2,969,840
China Mobile (Hong Kong) Ltd.	471,000	4,415,470
Chow Sang Sang Holdings International Ltd.	1,106,000	1,095,873
CNOOC Ltd.	2,542,500	3,807,838
Henderson Land Development Co. Ltd.	159,000	1,124,110
Hong Kong Exchange & Clearing Ltd.	184,900	3,254,806
Hutchison Whampoa Ltd.	279,000	1,958,320
Midland Holdings Ltd.	1,660,000	1,415,134
New World Development Co. Ltd.	862,000	1,855,454
Sa Sa International Holdings Ltd.	1,344,000	668,336
Shun Tak Holdings Ltd. (c)	1,836,000	1,235,079
Sinotruk Hong Kong Ltd.	1,066,000	1,267,565
Sun Hung Kai Properties Ltd.	205,000	3,105,934
Techtronic Industries Co. Ltd.	1,963,000	1,576,910
Texwinca Holdings Ltd.	1,340,000	1,136,967
TOTAL HONG KONG		34,294,285
India - 9.3%
Bajaj Auto Ltd.	82,276	2,412,364
Bharat Heavy Electricals Ltd.	31,032	1,452,533
HDFC Bank Ltd.	53,370	1,819,095
Housing Development and Infrastructure Ltd. (a)	90,446	599,493
Housing Development Finance Corp. Ltd.	43,347	2,427,614
ICICI Bank Ltd.	47,575	786,324
Infosys Technologies Ltd.	109,458	5,087,617
Jindal Saw Ltd.	9,275	135,700
LIC Housing Finance Ltd.	131,151	2,057,129
Reliance Industries Ltd.	88,708	3,591,988
Tata Consultancy Services Ltd.	270,213	3,595,525
Tata Steel Ltd.	176,587	1,746,780
Titan Industries Ltd.	36,444	963,004
TOTAL INDIA		26,675,166
Common Stocks - continued
	Shares	Value
Indonesia - 3.6%
PT Astra International Tbk	1,219,000	$ 3,921,883
PT Bank Central Asia Tbk	4,644,000	2,186,867
PT Bank Mandiri Persero Tbk	3,433,000	1,647,341
PT Bank Rakyat Indonesia Tbk	3,394,000	2,469,804
TOTAL INDONESIA		10,225,895
Korea (South) - 17.7%
Busan Bank	127,770	1,443,477
Daelim Industrial Co.	32,330	2,044,197
Duksan Hi-Metal Co. Ltd. (a)	86,947	1,182,950
Hyundai Department Store Co. Ltd.	23,773	2,264,017
Hyundai Engineering & Construction Co. Ltd.	51,031	2,807,037
Hyundai Industrial Development & Construction Co.	51,870	1,529,536
Hyundai Motor Co.	8,256	746,111
Hyundai Steel Co.	24,680	1,562,077
KB Financial Group, Inc. (a)	90,105	4,318,153
Kia Motors Corp. (a)	124,030	1,835,531
Korean Reinsurance Co.	28,510	256,649
LG Electronics, Inc.	23,037	2,133,680
NHN Corp. (a)	18,111	2,661,399
POSCO	8,646	3,570,006
Samsung Electronics Co. Ltd.	18,414	11,039,691
Samsung Engineering Co. Ltd.	28,279	2,491,062
Samsung SDI Co. Ltd.	20,750	2,360,192
Shinhan Financial Group Co. Ltd. (a)	136,169	5,147,442
Taewoong Co. Ltd.	17,669	1,200,422
TOTAL KOREA (SOUTH)		50,593,629
Malaysia - 1.4%
KNM Group Bhd	3,954,000	897,359
Public Bank Bhd (For. Reg.)	1,002,500	3,122,902
TOTAL MALAYSIA		4,020,261
Singapore - 4.0%
City Developments Ltd.	173,000	1,211,779
DBS Group Holdings Ltd.	180,500	1,652,529
Oversea-Chinese Banking Corp. Ltd.	142,792	769,297
Singapore Airlines Ltd.	145,000	1,390,166
Singapore Exchange Ltd.	392,000	2,220,835
United Overseas Bank Ltd.	121,000	1,450,048
Wing Tai Holdings Ltd.	2,281,000	2,669,567
TOTAL SINGAPORE		11,364,221
Common Stocks - continued
	Shares	Value
Taiwan - 14.3%
Ability Enterprise Co. Ltd.	773,530	$ 1,419,177
Acer, Inc.	703,580	1,652,237
AU Optronics Corp.	1,813,830	1,602,409
Cathay Financial Holding Co. Ltd. (a)	1,578,000	2,695,947
Cathay Real Estate Development Co. Ltd. (a)	2,627,000	1,036,293
China Steel Corp.	1,343,384	1,188,254
Chinatrust Financial Holding Co. Ltd.	2,944,245	1,761,920
Coretronic Corp.	1,714,000	1,869,666
Formosa Plastics Corp.	755,000	1,442,744
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,415,822	5,524,807
Hung Poo Real Estate Development Co. Ltd.	209,420	301,049
KGI Securities Co. Ltd.	5,114,000	2,334,344
MediaTek, Inc.	137,274	1,914,105
Prime View International Co. Ltd.	797,540	1,294,661
Quanta Computer, Inc.	964,550	1,817,788
Siliconware Precision Industries Co. Ltd.	1,014,000	1,328,165
Taiflex Scientific Co. Ltd.	1,366,000	1,666,587
Taiwan Fertilizer Co. Ltd.	610,000	1,886,658
Taiwan Semiconductor Manufacturing Co. Ltd.	3,040,393	5,494,657
Unimicron Technology Corp.	472,000	536,531
Yuanta Financial Holding Co. Ltd.	3,402,000	2,236,686
TOTAL TAIWAN		41,004,685
Thailand - 2.7%
Bangkok Bank Ltd. PCL (For. Reg.)	369,800	1,241,237
Minor International PCL (For. Reg.)	2,804,569	882,297
Quality Houses PCL	22,123,200	1,626,121
Siam Commercial Bank PCL (For. Reg.)	964,800	2,191,295
Supalai PCL (For. Reg.)	10,594,100	1,744,284
TOTAL THAILAND		7,685,234
United Kingdom - 0.4%
HSBC Holdings PLC (Hong Kong) (Reg.)	106,565	1,176,803
United States of America - 0.3%
Sohu.com, Inc. (a)	14,200	789,520
TOTAL COMMON STOCKS (Cost $218,651,718)		274,545,079
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	12,336,688	$ 12,336,688
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	1,507,550	1,507,550
TOTAL MONEY MARKET FUNDS (Cost $13,844,238)		13,844,238
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $232,495,956)		288,389,317
NET OTHER ASSETS - (0.9)%		(2,437,813)
NET ASSETS - 100%		$ 285,951,504
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,003
Fidelity Securities Lending Cash Central Fund	5,416
Total	$ 60,419
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
China	$ 69,268,680	$ -	$ 69,268,680	$ -
Korea (South)	50,593,629	-	50,593,629	-
Taiwan	41,004,685	-	41,004,685	-
Hong Kong	34,294,285	-	34,294,285	-
India	26,675,166	-	26,675,166	-
Singapore	11,364,221	-	11,364,221	-
Indonesia	10,225,895	-	10,225,895	-
Cayman Islands	8,580,077	8	8,580,069	-
Thailand	7,685,234	-	7,685,234	-
Other	14,853,207	789,520	14,063,687	-
Money Market Funds	13,844,238	13,844,238	-	-
Total Investments in Securities:	$ 288,389,317	$ 14,633,766	$ 273,755,551	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $31,099,467 of which $24,592,822 and $6,506,645 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,403,222) - See accompanying schedule: Unaffiliated issuers (cost $218,651,718)	$ 274,545,079
Fidelity Central Funds (cost $13,844,238)	13,844,238
Total Investments (cost $232,495,956)		$ 288,389,317
Foreign currency held at value (cost $1,883,915)		1,882,240
Receivable for investments sold		705,127
Receivable for fund shares sold		785,848
Dividends receivable		51,200
Distributions receivable from Fidelity Central Funds		5,630
Prepaid expenses		1,569
Other receivables		340,786
Total assets		292,161,717

Liabilities
Payable for investments purchased	$ 3,697,242
Payable for fund shares redeemed	520,626
Accrued management fee	181,024
Distribution fees payable	120,429
Other affiliated payables	79,402
Other payables and accrued expenses	103,940
Collateral on securities loaned, at value	1,507,550
Total liabilities		6,210,213

Net Assets		$ 285,951,504
Net Assets consist of:
Paid in capital		$ 260,883,019
Undistributed net investment income		948,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,765,032)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,884,902
Net Assets		$ 285,951,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($131,563,974 ÷ 5,067,947 shares)	$ 25.96

Maximum offering price per share (100/94.25 of $25.96)	$ 27.54
Class T: Net Asset Value and redemption price per share ($45,259,336 ÷ 1,781,913 shares)	$ 25.40

Maximum offering price per share (100/96.50 of $25.40)	$ 26.32
Class B: Net Asset Value and offering price per share ($25,750,015 ÷ 1,060,298 shares) A	$ 24.29

Class C: Net Asset Value and offering price per share ($59,490,615 ÷ 2,458,889 shares) A	$ 24.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,887,564 ÷ 898,852 shares)	$ 26.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 4,968,477
Income from Fidelity Central Funds		60,419
		5,028,896
Less foreign taxes withheld		(461,706)
Total income		4,567,190

Expenses
Management fee	$ 1,379,690
Transfer agent fees	595,936
Distribution fees	980,996
Accounting and security lending fees	100,228
Custodian fees and expenses	264,182
Independent trustees' compensation	1,312
Registration fees	71,922
Audit	111,685
Legal	800
Miscellaneous	2,034
Total expenses before reductions	3,508,785
Expense reductions	(268,975)	3,239,810
Net investment income (loss)		1,327,380
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,041,848)
Foreign currency transactions	(82,781)
Total net realized gain (loss)		(7,124,629)
Change in net unrealized appreciation (depreciation) on: Investment securities	100,266,010
Assets and liabilities in foreign currencies	5,231
Total change in net unrealized appreciation (depreciation)		100,271,241
Net gain (loss)		93,146,612
Net increase (decrease) in net assets resulting from operations		$ 94,473,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,327,380	$ 1,339,254
Net realized gain (loss)	(7,124,629)	(25,831,640)
Change in net unrealized appreciation (depreciation)	100,271,241	(181,390,583)
Net increase (decrease) in net assets resulting from operations	94,473,992	(205,882,969)
Distributions to shareholders from net investment income	(378,765)	(1,388,486)
Distributions to shareholders from net realized gain	-	(30,115,090)
Total distributions	(378,765)	(31,503,576)
Share transactions - net increase (decrease)	41,327,444	31,129,987
Redemption fees	52,262	145,533
Total increase (decrease) in net assets	135,474,933	(206,111,025)

Net Assets
Beginning of period	150,476,571	356,587,596
End of period (including undistributed net investment income of $948,615 and $0, respectively)	$ 285,951,504	$ 150,476,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 37.55	$ 22.48	$ 17.70	$ 13.96
Income from Investment Operations
Net investment income (loss) C	.19	.19	.24	.22	.18
Net realized and unrealized gain (loss)	10.07	(18.72)	16.64	6.10	3.61
Total from investment operations	10.26	(18.53)	16.88	6.32	3.79
Distributions from net investment income	(.05)	(.23)	(.15)	(.16)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.05)	(3.29)	(1.83)	(1.55)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 25.96	$ 15.74	$ 37.55	$ 22.48	$ 17.70
Total Return A,B	65.43%	(53.66)%	80.43%	38.02%	27.23%
Ratios to Average Net Assets D,F
Expenses before reductions	1.54%	1.50%	1.47%	1.73%	1.90%
Expenses net of fee waivers, if any	1.50%	1.50%	1.47%	1.50%	1.61%
Expenses net of all reductions	1.41%	1.41%	1.40%	1.39%	1.55%
Net investment income (loss)	.94%	.73%	.88%	1.08%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,564	$ 71,722	$ 152,630	$ 55,790	$ 30,782
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 36.88	$ 22.13	$ 17.45	$ 13.80
Income from Investment Operations
Net investment income (loss) C	.14	.12	.16	.17	.14
Net realized and unrealized gain (loss)	9.86	(18.38)	16.37	6.01	3.56
Total from investment operations	10.00	(18.26)	16.53	6.18	3.70
Distributions from net investment income	(.04)	(.14)	(.12)	(.12)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.04)	(3.20)	(1.80)	(1.51)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 25.40	$ 15.43	$ 36.88	$ 22.13	$ 17.45
Total Return A,B	65.06%	(53.79)%	79.98%	37.69%	26.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.84%	1.80%	1.79%	2.07%	2.27%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.84%
Expenses net of all reductions	1.66%	1.66%	1.67%	1.64%	1.79%
Net investment income (loss)	.69%	.48%	.61%	.83%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,259	$ 25,205	$ 64,813	$ 28,850	$ 14,074
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 35.55	$ 21.42	$ 16.94	$ 13.46
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.03	.06	.06
Net realized and unrealized gain (loss)	9.45	(17.68)	15.79	5.84	3.47
Total from investment operations	9.49	(17.69)	15.82	5.90	3.53
Distributions from net investment income	(.03)	-	(.03)	(.04)	-
Distributions from net realized gain	-	(3.05)	(1.68)	(1.39)	(.05)
Total distributions	(.03)	(3.05)	(1.71)	(1.43)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 24.29	$ 14.82	$ 35.55	$ 21.42	$ 16.94
Total Return A,B	64.23%	(54.01)%	79.01%	36.99%	26.31%
Ratios to Average Net Assets D,F
Expenses before reductions	2.32%	2.29%	2.28%	2.59%	2.75%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.35%
Expenses net of all reductions	2.16%	2.16%	2.17%	2.14%	2.29%
Net investment income (loss)	.19%	(.02)%	.11%	.33%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,750	$ 17,040	$ 40,775	$ 18,985	$ 11,504
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 35.48	$ 21.39	$ 16.94	$ 13.46
Income from Investment Operations
Net investment income (loss) C	.04	-	.04	.06	.06
Net realized and unrealized gain (loss)	9.41	(17.63)	15.76	5.84	3.47
Total from investment operations	9.45	(17.63)	15.80	5.90	3.53
Distributions from net investment income	(.03)	(.04)	(.05)	(.07)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.03)	(3.10)	(1.73)	(1.46)	(.05)
Redemption fees added to paid in capital C	.01	.01	.02	.01	- H
Net asset value, end of period	$ 24.19	$ 14.76	$ 35.48	$ 21.39	$ 16.94
Total Return A,B	64.21%	(54.02)%	79.05%	37.02%	26.31%
Ratios to Average Net Assets D,F
Expenses before reductions	2.28%	2.25%	2.21%	2.46%	2.67%
Expenses net of fee waivers, if any	2.25%	2.25%	2.21%	2.25%	2.34%
Expenses net of all reductions	2.16%	2.16%	2.13%	2.14%	2.28%
Net investment income (loss)	.19%	(.02)%	.14%	.33%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,491	$ 30,577	$ 82,070	$ 33,047	$ 13,291
Portfolio turnover rate E	91%	92% G	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 38.25	$ 22.84	$ 17.97	$ 14.13
Income from Investment Operations
Net investment income (loss) B	.26	.27	.34	.27	.24
Net realized and unrealized gain (loss)	10.29	(19.09)	16.92	6.19	3.65
Total from investment operations	10.55	(18.82)	17.26	6.46	3.89
Distributions from net investment income	(.05)	(.31)	(.19)	(.21)	-
Distributions from net realized gain	-	(3.06)	(1.68)	(1.39)	(.05)
Total distributions	(.05)	(3.37)	(1.87)	(1.60)	(.05)
Redemption fees added to paid in capital B	.01	.01	.02	.01	- G
Net asset value, end of period	$ 26.58	$ 16.07	$ 38.25	$ 22.84	$ 17.97
Total Return A	65.94%	(53.53)%	80.97%	38.28%	27.61%
Ratios to Average Net Assets C,E
Expenses before reductions	1.25%	1.20%	1.16%	1.41%	1.52%
Expenses net of fee waivers, if any	1.25%	1.20%	1.16%	1.25%	1.29%
Expenses net of all reductions	1.16%	1.11%	1.08%	1.14%	1.24%
Net investment income (loss)	1.18%	1.03%	1.20%	1.33%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,888	$ 5,933	$ 16,300	$ 5,086	$ 4,791
Portfolio turnover rate D	91%	92% F	66%	77%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,797,813
Gross unrealized depreciation	(8,104,473)
Net unrealized appreciation (depreciation)	$ 52,693,340

Tax Cost	$ 235,695,977

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,483,071
Capital loss carryforward	$ (31,099,467)
Net unrealized appreciation (depreciation)	$ 52,684,881

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 378,765	$ 17,818,648
Long-term Capital Gains	-	13,684,928
Total	$ 378,765	$ 31,503,576

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $214,634,621 and $168,089,695, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 225,103	$ 6,915
Class T	.25%	.25%	163,278	872
Class B	.75%	.25%	197,159	148,537
Class C	.75%	.25%	395,456	61,418
			$ 980,996	$ 217,742

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70,773
Class T	13,104
Class B*	49,472
Class C*	5,903
$ 139,252

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 270,919.30
Class T	113,622.35
Class B	64,341.32
Class C	117,180.29
Institutional Class	29,874.26
	$ 595,936

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $927 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,416.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 39,937
Class T	1.75%	29,245
Class B	2.25%	14,286
Class C	2.25%	12,852
		$ 96,320

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $172,274 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $381.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 205,871	$ 933,093
Class T	65,048	241,193
Class B	32,430	-
Class C	56,716	82,276
Institutional Class	18,700	131,924
Total	$ 378,765	$ 1,388,486
From net realized gain
Class A	$ -	$ 12,682,581
Class T	-	5,427,293
Class B	-	3,491,350
Class C	-	7,194,625
Institutional Class	-	1,319,241
Total	$ -	$ 30,115,090

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	1,822,219	1,417,438	$ 40,851,858	$ 39,489,573
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	1,036,440	-	32,482,019
Reinvestment of distributions	11,447	367,601	172,610	11,447,101
Shares redeemed	(1,322,917)	(2,329,223)	(25,301,756)	(57,258,940)
Net increase (decrease)	510,749	492,256	$ 15,722,712	$ 26,159,753
Class T
Shares sold	578,954	494,150	$ 11,921,295	$ 12,981,063
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	234,931	-	7,235,880
Reinvestment of distributions	4,255	168,831	63,009	5,167,912
Shares redeemed	(434,633)	(1,022,047)	(8,198,583)	(25,065,963)
Net increase (decrease)	148,576	(124,135)	$ 3,785,721	$ 318,892

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class B
Shares sold	214,878	242,096	$ 4,421,597	$ 6,467,358
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	293,838	-	8,726,975
Reinvestment of distributions	1,834	105,630	26,200	3,118,188
Shares redeemed	(306,312)	(638,527)	(5,387,171)	(14,729,354)
Net increase (decrease)	(89,600)	3,037	$ (939,374)	$ 3,583,167
Class C
Shares sold	985,972	544,685	$ 20,555,792	$ 14,847,636
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	365,248	-	10,807,681
Reinvestment of distributions	3,108	196,711	44,229	5,785,281
Shares redeemed	(601,665)	(1,348,573)	(10,608,252)	(31,070,040)
Net increase (decrease)	387,415	(241,929)	$ 9,991,769	$ 370,558
Institutional Class
Shares sold	726,101	297,341	$ 16,617,065	$ 8,430,661
Issued in exchange for shares of Fidelity Advisor Korea Fund	-	131,266	-	4,188,699
Reinvestment of distributions	550	20,222	8,469	641,235
Shares redeemed	(196,957)	(505,846)	(3,858,918)	(12,562,978)
Net increase (decrease)	529,694	(57,017)	$ 12,766,616	$ 697,617

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

12. Merger Information

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Target Fund shareholders on November 14, 2007. The acquisition was accomplished by an exchange of 1,036,440 Class A shares, 234,931 Class T shares, 293,838 Class B shares, 365,248 Class C shares ,and 131,266 Institutional Class shares of the Fund, respectively, for 1,446,656 Class A shares, 331,148 Class T shares, 420,027 Class B shares, 517,942 Class C shares, and 182,483 Institutional Class shares then outstanding (valued at $22.45, $21.85, $20.78, $20.87, and $22.95, per share for Class A, Class T, Class B, Class C and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders. The Target Fund's net assets, including $10,759,371 of unrealized appreciation, were combined with the Fund's net assets of $334,365,132 for total net assets after the acquisition of $397,806,387.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.168	$0.220

Institutional Class designates 35% and 39% of the dividends distributed in December as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/2008	$0.114	$0.069
	12/31/2008	$0.005	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1209
1.784738.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of classA
Class A (incl. 5.75% sales charge)	45.65%	13.97%	12.13%
Class T (incl. 3.50% sales charge)	48.77%	14.19%	12.31%
Class B (incl. contingent deferred sales charge) B	48.34%	14.21%	12.36%
Class C (incl. contingent deferred sales charge) C	52.34%	14.45%	12.47%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of class total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of class total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Class A on March 29, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' mood shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% for the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund: During the year, the fund's Class A, Class T, Class B and Class C shares rose 54.54%, 54.17%, 53.34% and 53.34%, respectively (excluding sales charges), trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund: During the year, the fund's Institutional Class shares rose 54.97%, trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.60%
Actual		$ 1,000.00	$ 1,430.70	$ 9.80
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Class T	1.85%
Actual		$ 1,000.00	$ 1,429.40	$ 11.33
Hypothetical A		$ 1,000.00	$ 1,015.88	$ 9.40
Class B	2.35%
Actual		$ 1,000.00	$ 1,425.30	$ 14.37
Hypothetical A		$ 1,000.00	$ 1,013.36	$ 11.93
Class C	2.35%
Actual		$ 1,000.00	$ 1,425.30	$ 14.37
Hypothetical A		$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class	1.28%
Actual		$ 1,000.00	$ 1,433.10	$ 7.85
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.4	4.1
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.4	0.0
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.5
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	2.4	1.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.0	1.8
	15.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	22.1
Energy	15.7	14.6
Materials	15.1	12.4
Information Technology	12.7	14.4
Telecommunication Services	9.3	8.7
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	16.9	13.2
Korea (South)	10.5	11.9
China	10.1	9.6
Russia	8.8	6.6
Taiwan	7.7	8.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 99.3%	Stocks 97.7%
Short-Term Investments and Net Other Assets 0.7%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	23,376	$ 683,280
Australia - 0.3%
Sino Gold Mining Ltd. (a)	224,337	1,316,510
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR	25,700	1,714,447
Bermuda - 0.7%
Aquarius Platinum Ltd.:
(Australia)	427,751	1,860,049
(United Kingdom)	225,111	963,514
Huabao International Holdings Ltd.	801,000	764,058
TOTAL BERMUDA		3,587,621
Brazil - 16.9%
Banco ABC Brasil SA	119,100	672,186
Banco Santander (Brasil) SA ADR (a)	170,100	2,017,386
BM&F BOVESPA SA	367,700	2,369,632
Brasil Foods SA	41,500	1,000,741
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	18,800	1,137,212
Companhia de Saneamento de Minas Gerais	2,220	39,076
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	1,225	19,343
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	160,500	5,322,180
Fertilizantes Fosfatados SA (PN) (a)	90,300	871,622
Gerdau SA sponsored ADR (c)	284,600	4,297,460
GVT Holding SA (a)	45,900	1,317,423
Itau Unibanco Banco Multiplo SA ADR	514,630	9,850,018
Localiza Rent A Car SA	149,300	1,564,039
Net Servicos de Comunicacao SA sponsored ADR	195,766	2,405,964
OGX Petroleo e Gas Participacoes SA	4,200	3,386,328
PDG Realty S.A. Empreendimentos e Participacoes	207,200	1,729,412
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	540,400	10,714,722
(PN) sponsored ADR (non-vtg.)	302,600	12,140,312
sponsored ADR	27,800	1,284,916
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	171,200	3,263,072
Tivit Terc de Tec E Servico SA	62,000	474,892
Vale SA (PN-A) sponsored ADR	775,000	17,902,500
Common Stocks - continued
	Shares	Value
Brazil - continued
Vivo Participacoes SA sponsored ADR	103,300	$ 2,505,025
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	148,336	2,038,137
TOTAL BRAZIL		88,323,598
Canada - 1.1%
Eldorado Gold Corp. (a)	86,900	967,829
First Quantum Minerals Ltd.	30,100	2,057,535
Sherritt International Corp.	126,200	808,817
Sino-Forest Corp. (a)	79,700	1,120,960
Uranium One, Inc. (a)	318,900	904,117
TOTAL CANADA		5,859,258
Cayman Islands - 1.8%
China Dongxiang Group Co. Ltd.	2,482,000	1,516,509
China Shanshui Cement Group Ltd.	1,200,000	856,900
Eurasia Drilling Co. Ltd. GDR (Reg. S)	109,000	1,798,500
Geely Automobile Holdings Ltd. (c)	6,320,000	2,285,222
Hidili Industry International Development Ltd. (a)	740,000	757,296
Integra Group Holdings unit (a)	490,700	1,614,403
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	44,479	515,067
TOTAL CAYMAN ISLANDS		9,343,897
China - 10.1%
Baidu.com, Inc. sponsored ADR (a)	3,800	1,436,096
China Construction Bank Corp. (H Shares)	11,441,000	9,863,903
China Merchants Bank Co. Ltd. (H Shares)	1,798,250	4,600,657
China National Materials Co. Ltd. (H Shares)	1,195,000	945,519
China Railway Construction Corp. Ltd. (H Shares)	1,310,000	1,736,486
China Shenhua Energy Co. Ltd. (H Shares)	1,000,000	4,486,218
China Yurun Food Group Ltd.	1,083,000	2,225,948
Golden Eagle Retail Group Ltd. (H Shares) (c)	1,217,000	2,093,198
Industrial & Commercial Bank of China Ltd. (H Shares)	11,300,000	8,990,681
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)(c)	1,402,000	844,008
PICC Property & Casualty Co. Ltd. (H Shares) (a)(c)	1,924,000	1,417,175
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	547,500	4,798,348
Tencent Holdings Ltd.	281,300	4,898,286
Yantai Changyu Pioneer Wine Co. (B Shares)	222,290	1,634,103
ZTE Corp. (H Shares)	456,300	2,528,520
TOTAL CHINA		52,499,146
Common Stocks - continued
	Shares	Value
Cyprus - 0.1%
Globaltrans Investment PLC GDR (Reg. S) (a)	44,500	$ 391,600
XXI Century Investments Public Ltd. (a)	22,235	8,214
TOTAL CYPRUS		399,814
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	63,700	3,175,629
Komercni Banka AS	13,993	2,783,374
TOTAL CZECH REPUBLIC		5,959,003
Egypt - 0.7%
Commercial International Bank Ltd. sponsored GDR	200,071	2,020,717
Orascom Telecom Holding SAE unit	43,100	1,469,710
TOTAL EGYPT		3,490,427
Hong Kong - 5.3%
China Mobile (Hong Kong) Ltd.	852,200	7,989,094
China Overseas Land & Investment Ltd.	1,148,000	2,475,047
China Resources Power Holdings Co. Ltd.	991,700	2,054,499
CNOOC Ltd.	4,039,000	6,049,108
CNPC (Hong Kong) Ltd.	2,481,000	2,619,227
Cosco Pacific Ltd.	916,000	1,265,362
Hong Kong Exchange & Clearing Ltd.	77,300	1,360,717
Shanghai Industrial Holdings Ltd.	513,000	2,410,007
Sino-Ocean Land Holdings Ltd.	1,659,500	1,613,898
TOTAL HONG KONG		27,836,959
Hungary - 0.8%
OTP Bank Ltd. (a)	140,800	4,018,979
India - 7.2%
Bank of Baroda	74,908	809,423
Bharat Heavy Electricals Ltd.	62,298	2,916,020
Housing Development and Infrastructure Ltd. (a)	217,779	1,443,479
Housing Development Finance Corp. Ltd.	89,402	5,006,888
Indiabulls Real Estate Ltd. (a)	246,107	1,288,501
Infosys Technologies Ltd. sponsored ADR	118,300	5,441,800
Jain Irrigation Systems Ltd.	99,656	1,610,886
JSW Steel Ltd.	143,739	2,279,366
Mahindra & Mahindra Ltd.	114,799	2,223,240
Power Finance Corp. Ltd.	102,291	477,698
Reliance Industries Ltd.	151,262	6,124,941
Rural Electrification Corp. Ltd.	225,844	949,856
Tata Consultancy Services Ltd.	203,274	2,704,817
Common Stocks - continued
	Shares	Value
India - continued
Tata Power Co. Ltd.	79,121	$ 2,226,194
Tata Steel Ltd.	181,782	1,798,168
TOTAL INDIA		37,301,277
Indonesia - 4.7%
PT Astra International Tbk	930,000	2,992,085
PT Bank Central Asia Tbk	5,450,200	2,566,508
PT Bank Mandiri Persero Tbk	4,258,500	2,043,461
PT Bank Rakyat Indonesia Tbk	3,904,000	2,840,929
PT Bumi Resources Tbk	9,126,000	2,196,970
PT Indocement Tunggal Prakarsa Tbk	1,865,000	2,123,613
PT Indofood Sukses Makmur Tbk	6,253,500	1,976,349
PT International Nickel Indonesia Tbk (a)	1,516,000	628,245
PT Perusahaan Gas Negara Tbk Series B	8,703,200	3,238,319
PT Telkomunikasi Indonesia Tbk Series B	4,593,000	3,955,096
TOTAL INDONESIA		24,561,575
Ireland - 0.3%
Dragon Oil PLC (a)	252,815	1,701,794
Israel - 1.5%
Israel Chemicals Ltd.	138,800	1,652,623
Teva Pharmaceutical Industries Ltd. sponsored ADR	127,200	6,421,056
TOTAL ISRAEL		8,073,679
Kazakhstan - 0.7%
JSC Halyk Bank of Kazakhstan unit (a)	305,839	2,079,705
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	76,677	1,813,411
TOTAL KAZAKHSTAN		3,893,116
Korea (South) - 10.5%
DigiTech Systems Co., Ltd. (a)	11,163	231,616
Doosan Heavy Industries & Construction Co. Ltd.	31,821	1,701,413
Hynix Semiconductor, Inc. (a)	190,440	2,817,010
Hyundai Engineering & Construction Co. Ltd.	36,313	1,997,451
Hyundai Industrial Development & Construction Co.	60,660	1,788,735
Hyundai Mobis	27,703	3,680,468
Hyundai Motor Co.	54,639	4,937,834
Industrial Bank of Korea (a)	227,330	2,743,931
KB Financial Group, Inc. (a)	108,940	5,220,793
Korea Exchange Bank	300,190	3,398,874
LG Corp.	41,120	2,321,040
LG Innotek Co. Ltd.	10,446	940,056
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Lumens Co. Ltd. (a)	118,703	$ 659,322
MegaStudy Co. Ltd.	6,412	1,328,564
Samsung Electronics Co. Ltd.	26,311	15,774,160
Shinhan Financial Group Co. Ltd. (a)	133,290	5,038,610
TOTAL KOREA (SOUTH)		54,579,877
Luxembourg - 1.1%
ArcelorMittal SA (NY Shares) Class A (c)	48,500	1,649,970
Evraz Group SA GDR	108,693	2,649,935
Ternium SA sponsored ADR (a)(c)	49,045	1,232,501
TOTAL LUXEMBOURG		5,532,406
Mexico - 3.3%
America Movil SAB de CV Series L sponsored ADR	237,100	10,463,223
Corporacion Geo SA de CV Series B (a)	638,700	1,688,224
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	193,400	1,686,448
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	38,800	989,012
Grupo Financiero Banorte SAB de CV Series O	721,400	2,305,665
TOTAL MEXICO		17,132,572
Nigeria - 0.2%
Guaranty Trust Bank PLC GDR (Reg. S)	162,800	1,009,360
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	594,000	466,810
Papua New Guinea - 0.2%
Oil Search Ltd.	220,462	1,143,016
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	72,489	2,433,456
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	39,400	2,100,020
Poland - 1.0%
Bank Polska Kasa Opieki SA (a)	58,125	3,160,409
Bank Zachodni WBK SA (a)	25,900	1,401,089
Globe Trade Centre SA (a)	56,700	496,639
TOTAL POLAND		5,058,137
Russia - 8.8%
Cherkizovo Group OJSC GDR (a)	45,700	425,010
Interregional Distribution Grid Companies Holding JSC (a)	2,514,600	293,805
Magnit OJSC GDR (Reg. S)	132,800	1,766,240
Mechel Steel Group OAO sponsored ADR (c)	104,600	1,794,936
Common Stocks - continued
	Shares	Value
Russia - continued
Novorossiysk Commercial Sea Port JSC (a)	1,890,700	$ 289,640
Novorossiysk Commercial Sea Port JSC GDR (Reg. S)	11,500	132,250
OAO Gazprom	146,200	872,421
OAO Gazprom sponsored ADR	478,476	11,306,388
OAO NOVATEK GDR	53,098	2,681,449
OAO Tatneft sponsored ADR	110,600	2,881,130
OGK-2 JSC (a)	10,712,400	362,925
OGK-6 JSC (a)	12,690,800	342,715
OJSC MMC Norilsk Nickel sponsored ADR (a)	300,780	3,856,000
OJSC Oil Company Rosneft GDR (Reg. S) (a)	618,700	4,733,055
Polymetal JSC GDR (Reg. S) (a)	144,400	1,275,052
RusHydro JSC sponsored ADR (a)	377,729	1,344,715
Sberbank (Savings Bank of the Russian Federation)	1,728,400	3,829,882
Sberbank (Savings Bank of the Russian Federation) GDR	10,107	2,424,292
Sistema JSFC sponsored GDR (a)	114,900	1,870,572
Vimpel Communications sponsored ADR (a)	192,100	3,444,353
TOTAL RUSSIA		45,926,830
Singapore - 0.2%
Straits Asia Resources Ltd.	843,000	1,077,334
South Africa - 6.1%
African Bank Investments Ltd.	557,047	2,196,102
AngloGold Ashanti Ltd.	50,700	1,881,335
Aspen Pharmacare Holdings Ltd.	293,300	2,485,307
Aveng Ltd.	434,500	2,321,968
Clicks Group Ltd.	538,388	1,702,167
Illovo Sugar Ltd.	365,702	1,661,750
Mr. Price Group Ltd.	398,977	1,833,379
MTN Group Ltd.	433,073	6,513,418
Murray & Roberts Holdings Ltd.	188,700	1,361,780
Mvelaphanda Resources Ltd. (a)	265,419	1,358,945
Raubex Group Ltd.	262,299	822,570
Shoprite Holdings Ltd.	234,600	1,921,843
Standard Bank Group Ltd.	356,200	4,477,292
Truworths International Ltd.	216,400	1,246,464
TOTAL SOUTH AFRICA		31,784,320
Taiwan - 7.7%
Advanced Semiconductor Engineering, Inc.	955,000	749,862
Advanced Semiconductor Engineering, Inc. sponsored ADR (c)	401,300	1,553,031
Asia Cement Corp.	2,092,870	2,189,259
Epistar Corp.	155,000	449,674
Common Stocks - continued
	Shares	Value
Taiwan - continued
First Financial Holding Co. Ltd.	3,545,978	$ 2,040,824
Formosa Epitaxy, Inc.	823,000	1,132,059
Fubon Financial Holding Co. Ltd. (a)	2,003,000	2,214,285
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,800,273	7,025,008
Largan Precision Co. Ltd.	89,720	1,023,710
Macronix International Co. Ltd.	2,229,061	1,125,678
MediaTek, Inc.	316,538	4,413,706
Polaris Securities Co. Ltd.	1,266,000	647,193
Siliconware Precision Industries Co. Ltd.	1,822,379	2,387,002
Taiwan Mobile Co. Ltd.	1,331,000	2,371,529
Taiwan Semiconductor Manufacturing Co. Ltd.	1,959,534	3,541,308
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	298,722	2,849,808
Wistron Corp.	1,528,648	2,549,499
Yuanta Financial Holding Co. Ltd.	2,598,000	1,708,086
TOTAL TAIWAN		39,971,521
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	279,500	708,771
Central Pattana PCL (For. Reg.)	706,200	450,560
National Finance PCL (For. Reg.)	502,400	290,992
Siam Commercial Bank PCL (For. Reg.)	994,300	2,258,296
Thai Airways International PCL (For. Reg.) (a)	1,616,400	940,977
Total Access Communication PCL (For. Reg.)	14,600	16,741
TOTAL THAILAND		4,666,337
Turkey - 2.0%
Hurriyet Gazetecilik ve Matbaacilik AS (a)	966,010	1,040,862
Tofas Turk Otomobil Fabrikasi AS	590,745	1,493,070
Turk Hava Yollari AO	738,000	2,071,407
Turkiye Garanti Bankasi AS	893,375	3,268,083
Turkiye Is Bankasi AS Series C	692,510	2,648,442
TOTAL TURKEY		10,521,864
United Kingdom - 1.4%
Hikma Pharmaceuticals PLC	210,676	1,633,628
Max Petroleum PLC (a)	1,684,900	491,013
Standard Chartered PLC (United Kingdom)	77,851	1,917,876
Tullow Oil PLC	40,704	793,246
Xstrata PLC	181,225	2,625,748
TOTAL UNITED KINGDOM		7,461,511
United States of America - 1.2%
Central European Distribution Corp. (a)	54,900	1,707,939
Common Stocks - continued
	Shares	Value
United States of America - continued
CTC Media, Inc. (a)	91,202	$ 1,466,528
Freeport-McMoRan Copper & Gold, Inc.	40,900	3,000,424
TOTAL UNITED STATES OF AMERICA		6,174,891
TOTAL COMMON STOCKS (Cost $434,229,971)		517,604,642
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.20% (d)	8,363,748	8,363,748
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	18,122,779	18,122,779
TOTAL MONEY MARKET FUNDS (Cost $26,486,527)		26,486,527
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $460,716,498)		544,091,169
NET OTHER ASSETS - (4.4)%		(22,714,355)
NET ASSETS - 100%		$ 521,376,814
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 74,292
Fidelity Securities Lending Cash Central Fund	134,358
Total	$ 208,650
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 88,323,598	$ 88,284,522	$ 39,076	$ -
Korea (South)	54,579,877	-	54,579,877	-
China	52,499,146	1,436,096	51,063,050	-
Russia	45,926,830	39,935,442	5,991,388	-
Taiwan	39,971,521	4,402,839	35,568,682	-
India	37,301,277	5,441,800	31,859,477	-
South Africa	31,784,320	31,784,320	-	-
Hong Kong	27,836,959	-	27,836,959	-
Indonesia	24,561,575	-	24,561,575	-
Cyprus	399,814	391,600	-	8,214
Other	114,419,725	98,176,494	16,243,231	-
Money Market Funds	26,486,527	26,486,527	-	-
Total Investments in Securities:	$ 544,091,169	$ 296,339,640	$ 247,743,315	$ 8,214
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,240,035
Total Realized Gain (Loss)	(1,245,815)
Total Unrealized Gain (Loss)	2,121,587
Cost of Purchases	197,294
Proceeds of Sales	(136,304)
Amortization/Accretion	-
Transfers in/out of Level 3	(2,168,583)
Ending Balance	$ 8,214
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 403,791

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $170,846,119 of which $85,342,104 and $85,504,015 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $16,891,273) - See accompanying schedule: Unaffiliated issuers (cost $434,229,971)	$ 517,604,642
Fidelity Central Funds (cost $26,486,527)	26,486,527
Total Investments (cost $460,716,498)		$ 544,091,169
Cash		87,687
Foreign currency held at value (cost $130,322)		128,844
Receivable for investments sold		1,535
Receivable for fund shares sold		1,296,638
Dividends receivable		904,080
Distributions receivable from Fidelity Central Funds		14,436
Prepaid expenses		2,903
Other receivables		122,063
Total assets		546,649,355

Liabilities
Payable for fund shares redeemed	$ 5,568,564
Accrued management fee	383,356
Distribution fees payable	182,592
Other affiliated payables	157,899
Other payables and accrued expenses	857,351
Collateral on securities loaned, at value	18,122,779
Total liabilities		25,272,541

Net Assets		$ 521,376,814
Net Assets consist of:
Paid in capital		$ 613,658,679
Undistributed net investment income		1,565,113
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,538,680)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		82,691,702
Net Assets		$ 521,376,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($216,186,545 ÷ 11,259,455 shares)	$ 19.20

Maximum offering price per share (100/94.25 of $19.20)	$ 20.37
Class T: Net Asset Value and redemption price per share ($86,958,785 ÷ 4,543,298 shares)	$ 19.14

Maximum offering price per share (100/96.50 of $19.14)	$ 19.83
Class B: Net Asset Value and offering price per share ($27,580,449 ÷ 1,466,940 shares)A	$ 18.80

Class C: Net Asset Value and offering price per share ($83,938,504 ÷ 4,464,502 shares)A	$ 18.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($106,712,531 ÷ 5,531,474 shares)	$ 19.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 8,690,582
Interest		2,133
Income from Fidelity Central Funds		208,650
		8,901,365
Less foreign taxes withheld		(897,318)
Total income		8,004,047

Expenses
Management fee	$ 2,905,544
Transfer agent fees	1,118,873
Distribution fees	1,413,352
Accounting and security lending fees	186,490
Custodian fees and expenses	449,236
Independent trustees' compensation	2,429
Registration fees	98,782
Audit	71,556
Legal	1,466
Miscellaneous	6,085
Total expenses before reductions	6,253,813
Expense reductions	(261,096)	5,992,717
Net investment income (loss)		2,011,330
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(85,198,195)
Foreign currency transactions	(337,536)
Total net realized gain (loss)		(85,535,731)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $721,480)	248,390,351
Assets and liabilities in foreign currencies	115,929
Total change in net unrealized appreciation (depreciation)		248,506,280
Net gain (loss)		162,970,549
Net increase (decrease) in net assets resulting from operations		$ 164,981,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,011,330	$ 3,983,324
Net realized gain (loss)	(85,535,731)	(90,707,808)
Change in net unrealized appreciation (depreciation)	248,506,280	(350,546,467)
Net increase (decrease) in net assets resulting from operations	164,981,879	(437,270,951)
Distributions to shareholders from net investment income	(2,545,671)	(301,021)
Distributions to shareholders from net realized gain	-	(13,232,310)
Total distributions	(2,545,671)	(13,533,331)
Share transactions - net increase (decrease)	78,864,198	193,633,537
Redemption fees	123,947	397,808
Total increase (decrease) in net assets	241,424,353	(256,772,937)

Net Assets
Beginning of period	279,952,461	536,725,398
End of period (including undistributed net investment income of $1,565,113 and undistributed net investment income of $2,102,934, respectively)	$ 521,376,814	$ 279,952,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Income from Investment Operations
Net investment income (loss) C	.10	.24	.09	.09	.12
Net realized and unrealized gain (loss)	6.64	(19.61)	13.46	5.47	3.75
Total from investment operations	6.74	(19.37)	13.55	5.56	3.87
Distributions from net investment income	(.14)	(.02)	(.03)	(.11)	-
Distributions from net realized gain	-	(.79)	-	-	-
Total distributions	(.14)	(.81)	(.03)	(.11)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.20	$ 12.59	$ 32.75	$ 19.22	$ 13.75
Total Return A, B	54.54%	(60.55)%	70.63%	40.75%	39.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.59%	1.59%	1.84%	3.15%
Expenses net of fee waivers, if any	1.60%	1.59%	1.59%	1.60%	1.63%
Expenses net of all reductions	1.53%	1.53%	1.54%	1.49%	1.52%
Net investment income (loss)	.70%	.94%	.36%	.51%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,187	$ 122,911	$ 218,836	$ 68,232	$ 9,617
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Income from Investment Operations
Net investment income (loss) C	.07	.17	.03	.05	.09
Net realized and unrealized gain (loss)	6.64	(19.48)	13.38	5.43	3.73
Total from investment operations	6.71	(19.31)	13.41	5.48	3.82
Distributions from net investment income	(.07)	-	-	(.09)	-
Distributions from net realized gain	-	(.74)	-	-	-
Total distributions	(.07)	(.74)	-	(.09)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.14	$ 12.49	$ 32.52	$ 19.10	$ 13.69
Total Return A, B	54.17%	(60.66)%	70.26%	40.32%	38.84%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.84%	1.86%	2.12%	3.53%
Expenses net of fee waivers, if any	1.85%	1.84%	1.85%	1.85%	1.89%
Expenses net of all reductions	1.78%	1.79%	1.79%	1.74%	1.77%
Net investment income (loss)	.44%	.69%	.11%	.26%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,959	$ 47,300	$ 119,952	$ 41,369	$ 6,801
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	(.09)	(.04)	.02
Net realized and unrealized gain (loss)	6.55	(19.13)	13.20	5.40	3.72
Total from investment operations	6.54	(19.09)	13.11	5.36	3.74
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	(.70)	-	-	-
Total distributions	-	(.70)	-	(.05)	-
Redemption fees added to paid in capital C	- G	.02	.01	.02	.01
Net asset value, end of period	$ 18.80	$ 12.26	$ 32.03	$ 18.91	$ 13.58
Total Return A, B	53.34%	(60.83)%	69.38%	39.67%	38.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.35%	2.37%	2.66%	4.00%
Expenses net of fee waivers, if any	2.35%	2.35%	2.35%	2.35%	2.39%
Expenses net of all reductions	2.28%	2.30%	2.29%	2.24%	2.27%
Net investment income (loss)	(.05)%	.18%	(.39)%	(.24)%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,580	$ 17,307	$ 41,042	$ 18,622	$ 4,997
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.01)	.05	(.09)	(.04)	.02
Net realized and unrealized gain (loss)	6.54	(19.15)	13.21	5.39	3.73
Total from investment operations	6.53	(19.10)	13.12	5.35	3.75
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	(.70)	-	-	-
Total distributions	-	(.70)	-	(.05)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 18.80	$ 12.26	$ 32.04	$ 18.91	$ 13.59
Total Return A, B	53.34%	(60.84)%	69.43%	39.59%	38.25%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.34%	2.34%	2.58%	4.09%
Expenses net of fee waivers, if any	2.34%	2.34%	2.34%	2.35%	2.39%
Expenses net of all reductions	2.28%	2.29%	2.29%	2.24%	2.28%
Net investment income (loss)	(.05)%	.19%	(.39)%	(.24)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,939	$ 44,878	$ 104,885	$ 42,805	$ 5,890
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.71	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Income from Investment Operations
Net investment income (loss) B	.15	.31	.18	.14	.14
Net realized and unrealized gain (loss)	6.65	(19.76)	13.55	5.49	3.76
Total from investment operations	6.80	(19.45)	13.73	5.63	3.90
Distributions from net investment income	(.23)	(.09)	(.06)	(.11)	-
Distributions from net realized gain	-	(.79)	-	-	-
Total distributions	(.23)	(.88)	(.06)	(.11)	-
Redemption fees added to paid in capital B	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.29	$ 12.71	$ 33.02	$ 19.34	$ 13.80
Total Return A	54.97%	(60.42)%	71.23%	41.11%	39.53%
Ratios to Average Net Assets C, E
Expenses before reductions	1.30%	1.27%	1.25%	1.47%	3.05%
Expenses net of fee waivers, if any	1.30%	1.27%	1.25%	1.35%	1.41%
Expenses net of all reductions	1.23%	1.21%	1.19%	1.24%	1.30%
Net investment income (loss)	.99%	1.26%	.71%	.75%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,713	$ 47,557	$ 52,011	$ 9,172	$ 1,610
Portfolio turnover rate D	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 100,684,151
Gross unrealized depreciation	(26,662,002)
Net unrealized appreciation (depreciation)	$ 74,022,149

Tax Cost	$ 470,069,020

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,225,075
Capital loss carryforward	$ (170,846,119)
Net unrealized appreciation (depreciation)	$ 74,031,817

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,545,671	$ 1,228,381
Long-term Capital Gains	-	12,304,950
Total	$ 2,545,671	$ 13,533,331

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $383,878,685 and $294,127,371, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 369,801	$ 17,271
Class T	.25%	.25%	310,782	-
Class B	.75%	.25%	197,517	148,563
Class C	.75%	.25%	535,252	113,624
			$ 1,413,352	$ 279,458

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,556
Class T	22,035
Class B*	66,943
Class C*	17,160
$ 190,694

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 477,639.32
Class T	209,333.33
Class B	65,540.33
Class C	170,761.32
Institutional Class	195,600.26
	$ 1,118,873

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,708 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

7. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $134,358.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 12,045
Class T	1.85%	11,520
Class B	2.35%	3,295
		$ 26,860

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $233,972 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $264.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,384,374	$ 145,463
Class T	245,641	-
Institutional Class	915,656	155,558
Total	$ 2,545,671	$ 301,021
From net realized gain
Class A	$ -	$ 5,708,988
Class T	-	2,804,174
Class B	-	932,421
Class C	-	2,429,913
Institutional Class	-	1,356,814
Total	$ -	$ 13,232,310

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	5,278,453	7,504,990	$ 79,857,327	$ 195,725,070
Reinvestment of distributions	121,361	176,530	1,308,274	5,408,863
Shares redeemed	(3,903,351)	(4,599,563)	(54,239,793)	(103,530,172)
Net increase (decrease)	1,496,463	3,081,957	$ 26,925,808	$ 97,603,761
Class T
Shares sold	2,313,290	2,371,937	$ 33,479,708	$ 61,265,742
Reinvestment of distributions	21,833	87,947	235,144	2,678,879
Shares redeemed	(1,578,742)	(2,361,671)	(23,073,162)	(55,099,385)
Net increase (decrease)	756,381	98,213	$ 10,641,690	$ 8,845,236
Class B
Shares sold	451,532	592,288	$ 6,737,050	$ 15,528,094
Reinvestment of distributions	-	27,094	-	813,622
Shares redeemed	(396,698)	(488,434)	(5,309,719)	(11,089,482)
Net increase (decrease)	54,834	130,948	$ 1,427,331	$ 5,252,234

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class C
Shares sold	2,096,953	2,148,857	$ 32,821,201	$ 56,222,968
Reinvestment of distributions	-	66,964	-	2,010,918
Shares redeemed	(1,293,905)	(1,828,365)	(16,362,891)	(38,999,955)
Net increase (decrease)	803,048	387,456	$ 16,458,310	$ 19,233,931
Institutional Class
Shares sold	3,535,627	4,063,163	$ 48,287,342	$ 98,616,483
Reinvestment of distributions	38,684	30,004	418,179	925,013
Shares redeemed	(1,784,638)	(1,926,467)	(25,294,462)	(36,843,121)
Net increase (decrease)	1,789,673	2,166,700	$ 23,411,059	$ 62,698,375

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisors Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$.071	$.133
Class T	12/07/09	12/04/09	$.041	$.133
Class B	12/07/09	12/04/09	$-	$.115
Class C	12/07/09	12/04/09	$-	$.129

Class A and T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$.220	$.0761
Class T	12/08/08	$.141	$.0761

Shareholder Notification:

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1209
1.809005.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of classA
Institutional Class	54.97%	15.64%	13.64%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' mood shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% for the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund: During the year, the fund's Class A, Class T, Class B and Class C shares rose 54.54%, 54.17%, 53.34% and 53.34%, respectively (excluding sales charges), trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund: During the year, the fund's Institutional Class shares rose 54.97%, trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.60%
Actual		$ 1,000.00	$ 1,430.70	$ 9.80
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Class T	1.85%
Actual		$ 1,000.00	$ 1,429.40	$ 11.33
Hypothetical A		$ 1,000.00	$ 1,015.88	$ 9.40
Class B	2.35%
Actual		$ 1,000.00	$ 1,425.30	$ 14.37
Hypothetical A		$ 1,000.00	$ 1,013.36	$ 11.93
Class C	2.35%
Actual		$ 1,000.00	$ 1,425.30	$ 14.37
Hypothetical A		$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class	1.28%
Actual		$ 1,000.00	$ 1,433.10	$ 7.85
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.4	4.1
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.4	0.0
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.5
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	2.4	1.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.0	1.8
	15.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	22.1
Energy	15.7	14.6
Materials	15.1	12.4
Information Technology	12.7	14.4
Telecommunication Services	9.3	8.7
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	16.9	13.2
Korea (South)	10.5	11.9
China	10.1	9.6
Russia	8.8	6.6
Taiwan	7.7	8.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 99.3%	Stocks 97.7%
Short-Term Investments and Net Other Assets 0.7%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	23,376	$ 683,280
Australia - 0.3%
Sino Gold Mining Ltd. (a)	224,337	1,316,510
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR	25,700	1,714,447
Bermuda - 0.7%
Aquarius Platinum Ltd.:
(Australia)	427,751	1,860,049
(United Kingdom)	225,111	963,514
Huabao International Holdings Ltd.	801,000	764,058
TOTAL BERMUDA		3,587,621
Brazil - 16.9%
Banco ABC Brasil SA	119,100	672,186
Banco Santander (Brasil) SA ADR (a)	170,100	2,017,386
BM&F BOVESPA SA	367,700	2,369,632
Brasil Foods SA	41,500	1,000,741
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	18,800	1,137,212
Companhia de Saneamento de Minas Gerais	2,220	39,076
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	1,225	19,343
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	160,500	5,322,180
Fertilizantes Fosfatados SA (PN) (a)	90,300	871,622
Gerdau SA sponsored ADR (c)	284,600	4,297,460
GVT Holding SA (a)	45,900	1,317,423
Itau Unibanco Banco Multiplo SA ADR	514,630	9,850,018
Localiza Rent A Car SA	149,300	1,564,039
Net Servicos de Comunicacao SA sponsored ADR	195,766	2,405,964
OGX Petroleo e Gas Participacoes SA	4,200	3,386,328
PDG Realty S.A. Empreendimentos e Participacoes	207,200	1,729,412
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	540,400	10,714,722
(PN) sponsored ADR (non-vtg.)	302,600	12,140,312
sponsored ADR	27,800	1,284,916
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	171,200	3,263,072
Tivit Terc de Tec E Servico SA	62,000	474,892
Vale SA (PN-A) sponsored ADR	775,000	17,902,500
Common Stocks - continued
	Shares	Value
Brazil - continued
Vivo Participacoes SA sponsored ADR	103,300	$ 2,505,025
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	148,336	2,038,137
TOTAL BRAZIL		88,323,598
Canada - 1.1%
Eldorado Gold Corp. (a)	86,900	967,829
First Quantum Minerals Ltd.	30,100	2,057,535
Sherritt International Corp.	126,200	808,817
Sino-Forest Corp. (a)	79,700	1,120,960
Uranium One, Inc. (a)	318,900	904,117
TOTAL CANADA		5,859,258
Cayman Islands - 1.8%
China Dongxiang Group Co. Ltd.	2,482,000	1,516,509
China Shanshui Cement Group Ltd.	1,200,000	856,900
Eurasia Drilling Co. Ltd. GDR (Reg. S)	109,000	1,798,500
Geely Automobile Holdings Ltd. (c)	6,320,000	2,285,222
Hidili Industry International Development Ltd. (a)	740,000	757,296
Integra Group Holdings unit (a)	490,700	1,614,403
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	44,479	515,067
TOTAL CAYMAN ISLANDS		9,343,897
China - 10.1%
Baidu.com, Inc. sponsored ADR (a)	3,800	1,436,096
China Construction Bank Corp. (H Shares)	11,441,000	9,863,903
China Merchants Bank Co. Ltd. (H Shares)	1,798,250	4,600,657
China National Materials Co. Ltd. (H Shares)	1,195,000	945,519
China Railway Construction Corp. Ltd. (H Shares)	1,310,000	1,736,486
China Shenhua Energy Co. Ltd. (H Shares)	1,000,000	4,486,218
China Yurun Food Group Ltd.	1,083,000	2,225,948
Golden Eagle Retail Group Ltd. (H Shares) (c)	1,217,000	2,093,198
Industrial & Commercial Bank of China Ltd. (H Shares)	11,300,000	8,990,681
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)(c)	1,402,000	844,008
PICC Property & Casualty Co. Ltd. (H Shares) (a)(c)	1,924,000	1,417,175
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	547,500	4,798,348
Tencent Holdings Ltd.	281,300	4,898,286
Yantai Changyu Pioneer Wine Co. (B Shares)	222,290	1,634,103
ZTE Corp. (H Shares)	456,300	2,528,520
TOTAL CHINA		52,499,146
Common Stocks - continued
	Shares	Value
Cyprus - 0.1%
Globaltrans Investment PLC GDR (Reg. S) (a)	44,500	$ 391,600
XXI Century Investments Public Ltd. (a)	22,235	8,214
TOTAL CYPRUS		399,814
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	63,700	3,175,629
Komercni Banka AS	13,993	2,783,374
TOTAL CZECH REPUBLIC		5,959,003
Egypt - 0.7%
Commercial International Bank Ltd. sponsored GDR	200,071	2,020,717
Orascom Telecom Holding SAE unit	43,100	1,469,710
TOTAL EGYPT		3,490,427
Hong Kong - 5.3%
China Mobile (Hong Kong) Ltd.	852,200	7,989,094
China Overseas Land & Investment Ltd.	1,148,000	2,475,047
China Resources Power Holdings Co. Ltd.	991,700	2,054,499
CNOOC Ltd.	4,039,000	6,049,108
CNPC (Hong Kong) Ltd.	2,481,000	2,619,227
Cosco Pacific Ltd.	916,000	1,265,362
Hong Kong Exchange & Clearing Ltd.	77,300	1,360,717
Shanghai Industrial Holdings Ltd.	513,000	2,410,007
Sino-Ocean Land Holdings Ltd.	1,659,500	1,613,898
TOTAL HONG KONG		27,836,959
Hungary - 0.8%
OTP Bank Ltd. (a)	140,800	4,018,979
India - 7.2%
Bank of Baroda	74,908	809,423
Bharat Heavy Electricals Ltd.	62,298	2,916,020
Housing Development and Infrastructure Ltd. (a)	217,779	1,443,479
Housing Development Finance Corp. Ltd.	89,402	5,006,888
Indiabulls Real Estate Ltd. (a)	246,107	1,288,501
Infosys Technologies Ltd. sponsored ADR	118,300	5,441,800
Jain Irrigation Systems Ltd.	99,656	1,610,886
JSW Steel Ltd.	143,739	2,279,366
Mahindra & Mahindra Ltd.	114,799	2,223,240
Power Finance Corp. Ltd.	102,291	477,698
Reliance Industries Ltd.	151,262	6,124,941
Rural Electrification Corp. Ltd.	225,844	949,856
Tata Consultancy Services Ltd.	203,274	2,704,817
Common Stocks - continued
	Shares	Value
India - continued
Tata Power Co. Ltd.	79,121	$ 2,226,194
Tata Steel Ltd.	181,782	1,798,168
TOTAL INDIA		37,301,277
Indonesia - 4.7%
PT Astra International Tbk	930,000	2,992,085
PT Bank Central Asia Tbk	5,450,200	2,566,508
PT Bank Mandiri Persero Tbk	4,258,500	2,043,461
PT Bank Rakyat Indonesia Tbk	3,904,000	2,840,929
PT Bumi Resources Tbk	9,126,000	2,196,970
PT Indocement Tunggal Prakarsa Tbk	1,865,000	2,123,613
PT Indofood Sukses Makmur Tbk	6,253,500	1,976,349
PT International Nickel Indonesia Tbk (a)	1,516,000	628,245
PT Perusahaan Gas Negara Tbk Series B	8,703,200	3,238,319
PT Telkomunikasi Indonesia Tbk Series B	4,593,000	3,955,096
TOTAL INDONESIA		24,561,575
Ireland - 0.3%
Dragon Oil PLC (a)	252,815	1,701,794
Israel - 1.5%
Israel Chemicals Ltd.	138,800	1,652,623
Teva Pharmaceutical Industries Ltd. sponsored ADR	127,200	6,421,056
TOTAL ISRAEL		8,073,679
Kazakhstan - 0.7%
JSC Halyk Bank of Kazakhstan unit (a)	305,839	2,079,705
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	76,677	1,813,411
TOTAL KAZAKHSTAN		3,893,116
Korea (South) - 10.5%
DigiTech Systems Co., Ltd. (a)	11,163	231,616
Doosan Heavy Industries & Construction Co. Ltd.	31,821	1,701,413
Hynix Semiconductor, Inc. (a)	190,440	2,817,010
Hyundai Engineering & Construction Co. Ltd.	36,313	1,997,451
Hyundai Industrial Development & Construction Co.	60,660	1,788,735
Hyundai Mobis	27,703	3,680,468
Hyundai Motor Co.	54,639	4,937,834
Industrial Bank of Korea (a)	227,330	2,743,931
KB Financial Group, Inc. (a)	108,940	5,220,793
Korea Exchange Bank	300,190	3,398,874
LG Corp.	41,120	2,321,040
LG Innotek Co. Ltd.	10,446	940,056
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Lumens Co. Ltd. (a)	118,703	$ 659,322
MegaStudy Co. Ltd.	6,412	1,328,564
Samsung Electronics Co. Ltd.	26,311	15,774,160
Shinhan Financial Group Co. Ltd. (a)	133,290	5,038,610
TOTAL KOREA (SOUTH)		54,579,877
Luxembourg - 1.1%
ArcelorMittal SA (NY Shares) Class A (c)	48,500	1,649,970
Evraz Group SA GDR	108,693	2,649,935
Ternium SA sponsored ADR (a)(c)	49,045	1,232,501
TOTAL LUXEMBOURG		5,532,406
Mexico - 3.3%
America Movil SAB de CV Series L sponsored ADR	237,100	10,463,223
Corporacion Geo SA de CV Series B (a)	638,700	1,688,224
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	193,400	1,686,448
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	38,800	989,012
Grupo Financiero Banorte SAB de CV Series O	721,400	2,305,665
TOTAL MEXICO		17,132,572
Nigeria - 0.2%
Guaranty Trust Bank PLC GDR (Reg. S)	162,800	1,009,360
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	594,000	466,810
Papua New Guinea - 0.2%
Oil Search Ltd.	220,462	1,143,016
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	72,489	2,433,456
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	39,400	2,100,020
Poland - 1.0%
Bank Polska Kasa Opieki SA (a)	58,125	3,160,409
Bank Zachodni WBK SA (a)	25,900	1,401,089
Globe Trade Centre SA (a)	56,700	496,639
TOTAL POLAND		5,058,137
Russia - 8.8%
Cherkizovo Group OJSC GDR (a)	45,700	425,010
Interregional Distribution Grid Companies Holding JSC (a)	2,514,600	293,805
Magnit OJSC GDR (Reg. S)	132,800	1,766,240
Mechel Steel Group OAO sponsored ADR (c)	104,600	1,794,936
Common Stocks - continued
	Shares	Value
Russia - continued
Novorossiysk Commercial Sea Port JSC (a)	1,890,700	$ 289,640
Novorossiysk Commercial Sea Port JSC GDR (Reg. S)	11,500	132,250
OAO Gazprom	146,200	872,421
OAO Gazprom sponsored ADR	478,476	11,306,388
OAO NOVATEK GDR	53,098	2,681,449
OAO Tatneft sponsored ADR	110,600	2,881,130
OGK-2 JSC (a)	10,712,400	362,925
OGK-6 JSC (a)	12,690,800	342,715
OJSC MMC Norilsk Nickel sponsored ADR (a)	300,780	3,856,000
OJSC Oil Company Rosneft GDR (Reg. S) (a)	618,700	4,733,055
Polymetal JSC GDR (Reg. S) (a)	144,400	1,275,052
RusHydro JSC sponsored ADR (a)	377,729	1,344,715
Sberbank (Savings Bank of the Russian Federation)	1,728,400	3,829,882
Sberbank (Savings Bank of the Russian Federation) GDR	10,107	2,424,292
Sistema JSFC sponsored GDR (a)	114,900	1,870,572
Vimpel Communications sponsored ADR (a)	192,100	3,444,353
TOTAL RUSSIA		45,926,830
Singapore - 0.2%
Straits Asia Resources Ltd.	843,000	1,077,334
South Africa - 6.1%
African Bank Investments Ltd.	557,047	2,196,102
AngloGold Ashanti Ltd.	50,700	1,881,335
Aspen Pharmacare Holdings Ltd.	293,300	2,485,307
Aveng Ltd.	434,500	2,321,968
Clicks Group Ltd.	538,388	1,702,167
Illovo Sugar Ltd.	365,702	1,661,750
Mr. Price Group Ltd.	398,977	1,833,379
MTN Group Ltd.	433,073	6,513,418
Murray & Roberts Holdings Ltd.	188,700	1,361,780
Mvelaphanda Resources Ltd. (a)	265,419	1,358,945
Raubex Group Ltd.	262,299	822,570
Shoprite Holdings Ltd.	234,600	1,921,843
Standard Bank Group Ltd.	356,200	4,477,292
Truworths International Ltd.	216,400	1,246,464
TOTAL SOUTH AFRICA		31,784,320
Taiwan - 7.7%
Advanced Semiconductor Engineering, Inc.	955,000	749,862
Advanced Semiconductor Engineering, Inc. sponsored ADR (c)	401,300	1,553,031
Asia Cement Corp.	2,092,870	2,189,259
Epistar Corp.	155,000	449,674
Common Stocks - continued
	Shares	Value
Taiwan - continued
First Financial Holding Co. Ltd.	3,545,978	$ 2,040,824
Formosa Epitaxy, Inc.	823,000	1,132,059
Fubon Financial Holding Co. Ltd. (a)	2,003,000	2,214,285
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,800,273	7,025,008
Largan Precision Co. Ltd.	89,720	1,023,710
Macronix International Co. Ltd.	2,229,061	1,125,678
MediaTek, Inc.	316,538	4,413,706
Polaris Securities Co. Ltd.	1,266,000	647,193
Siliconware Precision Industries Co. Ltd.	1,822,379	2,387,002
Taiwan Mobile Co. Ltd.	1,331,000	2,371,529
Taiwan Semiconductor Manufacturing Co. Ltd.	1,959,534	3,541,308
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	298,722	2,849,808
Wistron Corp.	1,528,648	2,549,499
Yuanta Financial Holding Co. Ltd.	2,598,000	1,708,086
TOTAL TAIWAN		39,971,521
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	279,500	708,771
Central Pattana PCL (For. Reg.)	706,200	450,560
National Finance PCL (For. Reg.)	502,400	290,992
Siam Commercial Bank PCL (For. Reg.)	994,300	2,258,296
Thai Airways International PCL (For. Reg.) (a)	1,616,400	940,977
Total Access Communication PCL (For. Reg.)	14,600	16,741
TOTAL THAILAND		4,666,337
Turkey - 2.0%
Hurriyet Gazetecilik ve Matbaacilik AS (a)	966,010	1,040,862
Tofas Turk Otomobil Fabrikasi AS	590,745	1,493,070
Turk Hava Yollari AO	738,000	2,071,407
Turkiye Garanti Bankasi AS	893,375	3,268,083
Turkiye Is Bankasi AS Series C	692,510	2,648,442
TOTAL TURKEY		10,521,864
United Kingdom - 1.4%
Hikma Pharmaceuticals PLC	210,676	1,633,628
Max Petroleum PLC (a)	1,684,900	491,013
Standard Chartered PLC (United Kingdom)	77,851	1,917,876
Tullow Oil PLC	40,704	793,246
Xstrata PLC	181,225	2,625,748
TOTAL UNITED KINGDOM		7,461,511
United States of America - 1.2%
Central European Distribution Corp. (a)	54,900	1,707,939
Common Stocks - continued
	Shares	Value
United States of America - continued
CTC Media, Inc. (a)	91,202	$ 1,466,528
Freeport-McMoRan Copper & Gold, Inc.	40,900	3,000,424
TOTAL UNITED STATES OF AMERICA		6,174,891
TOTAL COMMON STOCKS (Cost $434,229,971)		517,604,642
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.20% (d)	8,363,748	8,363,748
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	18,122,779	18,122,779
TOTAL MONEY MARKET FUNDS (Cost $26,486,527)		26,486,527
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $460,716,498)		544,091,169
NET OTHER ASSETS - (4.4)%		(22,714,355)
NET ASSETS - 100%		$ 521,376,814
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 74,292
Fidelity Securities Lending Cash Central Fund	134,358
Total	$ 208,650
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 88,323,598	$ 88,284,522	$ 39,076	$ -
Korea (South)	54,579,877	-	54,579,877	-
China	52,499,146	1,436,096	51,063,050	-
Russia	45,926,830	39,935,442	5,991,388	-
Taiwan	39,971,521	4,402,839	35,568,682	-
India	37,301,277	5,441,800	31,859,477	-
South Africa	31,784,320	31,784,320	-	-
Hong Kong	27,836,959	-	27,836,959	-
Indonesia	24,561,575	-	24,561,575	-
Cyprus	399,814	391,600	-	8,214
Other	114,419,725	98,176,494	16,243,231	-
Money Market Funds	26,486,527	26,486,527	-	-
Total Investments in Securities:	$ 544,091,169	$ 296,339,640	$ 247,743,315	$ 8,214
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,240,035
Total Realized Gain (Loss)	(1,245,815)
Total Unrealized Gain (Loss)	2,121,587
Cost of Purchases	197,294
Proceeds of Sales	(136,304)
Amortization/Accretion	-
Transfers in/out of Level 3	(2,168,583)
Ending Balance	$ 8,214
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 403,791

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $170,846,119 of which $85,342,104 and $85,504,015 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $16,891,273) - See accompanying schedule: Unaffiliated issuers (cost $434,229,971)	$ 517,604,642
Fidelity Central Funds (cost $26,486,527)	26,486,527
Total Investments (cost $460,716,498)		$ 544,091,169
Cash		87,687
Foreign currency held at value (cost $130,322)		128,844
Receivable for investments sold		1,535
Receivable for fund shares sold		1,296,638
Dividends receivable		904,080
Distributions receivable from Fidelity Central Funds		14,436
Prepaid expenses		2,903
Other receivables		122,063
Total assets		546,649,355

Liabilities
Payable for fund shares redeemed	$ 5,568,564
Accrued management fee	383,356
Distribution fees payable	182,592
Other affiliated payables	157,899
Other payables and accrued expenses	857,351
Collateral on securities loaned, at value	18,122,779
Total liabilities		25,272,541

Net Assets		$ 521,376,814
Net Assets consist of:
Paid in capital		$ 613,658,679
Undistributed net investment income		1,565,113
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,538,680)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		82,691,702
Net Assets		$ 521,376,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($216,186,545 ÷ 11,259,455 shares)	$ 19.20

Maximum offering price per share (100/94.25 of $19.20)	$ 20.37
Class T: Net Asset Value and redemption price per share ($86,958,785 ÷ 4,543,298 shares)	$ 19.14

Maximum offering price per share (100/96.50 of $19.14)	$ 19.83
Class B: Net Asset Value and offering price per share ($27,580,449 ÷ 1,466,940 shares)A	$ 18.80

Class C: Net Asset Value and offering price per share ($83,938,504 ÷ 4,464,502 shares)A	$ 18.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($106,712,531 ÷ 5,531,474 shares)	$ 19.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 8,690,582
Interest		2,133
Income from Fidelity Central Funds		208,650
		8,901,365
Less foreign taxes withheld		(897,318)
Total income		8,004,047

Expenses
Management fee	$ 2,905,544
Transfer agent fees	1,118,873
Distribution fees	1,413,352
Accounting and security lending fees	186,490
Custodian fees and expenses	449,236
Independent trustees' compensation	2,429
Registration fees	98,782
Audit	71,556
Legal	1,466
Miscellaneous	6,085
Total expenses before reductions	6,253,813
Expense reductions	(261,096)	5,992,717
Net investment income (loss)		2,011,330
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(85,198,195)
Foreign currency transactions	(337,536)
Total net realized gain (loss)		(85,535,731)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $721,480)	248,390,351
Assets and liabilities in foreign currencies	115,929
Total change in net unrealized appreciation (depreciation)		248,506,280
Net gain (loss)		162,970,549
Net increase (decrease) in net assets resulting from operations		$ 164,981,879

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,011,330	$ 3,983,324
Net realized gain (loss)	(85,535,731)	(90,707,808)
Change in net unrealized appreciation (depreciation)	248,506,280	(350,546,467)
Net increase (decrease) in net assets resulting from operations	164,981,879	(437,270,951)
Distributions to shareholders from net investment income	(2,545,671)	(301,021)
Distributions to shareholders from net realized gain	-	(13,232,310)
Total distributions	(2,545,671)	(13,533,331)
Share transactions - net increase (decrease)	78,864,198	193,633,537
Redemption fees	123,947	397,808
Total increase (decrease) in net assets	241,424,353	(256,772,937)

Net Assets
Beginning of period	279,952,461	536,725,398
End of period (including undistributed net investment income of $1,565,113 and undistributed net investment income of $2,102,934, respectively)	$ 521,376,814	$ 279,952,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Income from Investment Operations
Net investment income (loss) C	.10	.24	.09	.09	.12
Net realized and unrealized gain (loss)	6.64	(19.61)	13.46	5.47	3.75
Total from investment operations	6.74	(19.37)	13.55	5.56	3.87
Distributions from net investment income	(.14)	(.02)	(.03)	(.11)	-
Distributions from net realized gain	-	(.79)	-	-	-
Total distributions	(.14)	(.81)	(.03)	(.11)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.20	$ 12.59	$ 32.75	$ 19.22	$ 13.75
Total Return A, B	54.54%	(60.55)%	70.63%	40.75%	39.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.59%	1.59%	1.84%	3.15%
Expenses net of fee waivers, if any	1.60%	1.59%	1.59%	1.60%	1.63%
Expenses net of all reductions	1.53%	1.53%	1.54%	1.49%	1.52%
Net investment income (loss)	.70%	.94%	.36%	.51%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,187	$ 122,911	$ 218,836	$ 68,232	$ 9,617
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Income from Investment Operations
Net investment income (loss) C	.07	.17	.03	.05	.09
Net realized and unrealized gain (loss)	6.64	(19.48)	13.38	5.43	3.73
Total from investment operations	6.71	(19.31)	13.41	5.48	3.82
Distributions from net investment income	(.07)	-	-	(.09)	-
Distributions from net realized gain	-	(.74)	-	-	-
Total distributions	(.07)	(.74)	-	(.09)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.14	$ 12.49	$ 32.52	$ 19.10	$ 13.69
Total Return A, B	54.17%	(60.66)%	70.26%	40.32%	38.84%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.84%	1.86%	2.12%	3.53%
Expenses net of fee waivers, if any	1.85%	1.84%	1.85%	1.85%	1.89%
Expenses net of all reductions	1.78%	1.79%	1.79%	1.74%	1.77%
Net investment income (loss)	.44%	.69%	.11%	.26%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,959	$ 47,300	$ 119,952	$ 41,369	$ 6,801
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	(.09)	(.04)	.02
Net realized and unrealized gain (loss)	6.55	(19.13)	13.20	5.40	3.72
Total from investment operations	6.54	(19.09)	13.11	5.36	3.74
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	(.70)	-	-	-
Total distributions	-	(.70)	-	(.05)	-
Redemption fees added to paid in capital C	- G	.02	.01	.02	.01
Net asset value, end of period	$ 18.80	$ 12.26	$ 32.03	$ 18.91	$ 13.58
Total Return A, B	53.34%	(60.83)%	69.38%	39.67%	38.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.35%	2.37%	2.66%	4.00%
Expenses net of fee waivers, if any	2.35%	2.35%	2.35%	2.35%	2.39%
Expenses net of all reductions	2.28%	2.30%	2.29%	2.24%	2.27%
Net investment income (loss)	(.05)%	.18%	(.39)%	(.24)%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,580	$ 17,307	$ 41,042	$ 18,622	$ 4,997
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.01)	.05	(.09)	(.04)	.02
Net realized and unrealized gain (loss)	6.54	(19.15)	13.21	5.39	3.73
Total from investment operations	6.53	(19.10)	13.12	5.35	3.75
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	(.70)	-	-	-
Total distributions	-	(.70)	-	(.05)	-
Redemption fees added to paid in capital C	.01	.02	.01	.02	.01
Net asset value, end of period	$ 18.80	$ 12.26	$ 32.04	$ 18.91	$ 13.59
Total Return A, B	53.34%	(60.84)%	69.43%	39.59%	38.25%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.34%	2.34%	2.58%	4.09%
Expenses net of fee waivers, if any	2.34%	2.34%	2.34%	2.35%	2.39%
Expenses net of all reductions	2.28%	2.29%	2.29%	2.24%	2.28%
Net investment income (loss)	(.05)%	.19%	(.39)%	(.24)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,939	$ 44,878	$ 104,885	$ 42,805	$ 5,890
Portfolio turnover rate E	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.71	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Income from Investment Operations
Net investment income (loss) B	.15	.31	.18	.14	.14
Net realized and unrealized gain (loss)	6.65	(19.76)	13.55	5.49	3.76
Total from investment operations	6.80	(19.45)	13.73	5.63	3.90
Distributions from net investment income	(.23)	(.09)	(.06)	(.11)	-
Distributions from net realized gain	-	(.79)	-	-	-
Total distributions	(.23)	(.88)	(.06)	(.11)	-
Redemption fees added to paid in capital B	.01	.02	.01	.02	.01
Net asset value, end of period	$ 19.29	$ 12.71	$ 33.02	$ 19.34	$ 13.80
Total Return A	54.97%	(60.42)%	71.23%	41.11%	39.53%
Ratios to Average Net Assets C, E
Expenses before reductions	1.30%	1.27%	1.25%	1.47%	3.05%
Expenses net of fee waivers, if any	1.30%	1.27%	1.25%	1.35%	1.41%
Expenses net of all reductions	1.23%	1.21%	1.19%	1.24%	1.30%
Net investment income (loss)	.99%	1.26%	.71%	.75%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,713	$ 47,557	$ 52,011	$ 9,172	$ 1,610
Portfolio turnover rate D	85%	61%	48%	48%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 100,684,151
Gross unrealized depreciation	(26,662,002)
Net unrealized appreciation (depreciation)	$ 74,022,149

Tax Cost	$ 470,069,020

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,225,075
Capital loss carryforward	$ (170,846,119)
Net unrealized appreciation (depreciation)	$ 74,031,817

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,545,671	$ 1,228,381
Long-term Capital Gains	-	12,304,950
Total	$ 2,545,671	$ 13,533,331

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $383,878,685 and $294,127,371, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 369,801	$ 17,271
Class T	.25%	.25%	310,782	-
Class B	.75%	.25%	197,517	148,563
Class C	.75%	.25%	535,252	113,624
			$ 1,413,352	$ 279,458

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,556
Class T	22,035
Class B*	66,943
Class C*	17,160
$ 190,694

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 477,639.32
Class T	209,333.33
Class B	65,540.33
Class C	170,761.32
Institutional Class	195,600.26
	$ 1,118,873

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,708 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

7. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $134,358.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.60%	$ 12,045
Class T	1.85%	11,520
Class B	2.35%	3,295
		$ 26,860

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $233,972 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $264.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,384,374	$ 145,463
Class T	245,641	-
Institutional Class	915,656	155,558
Total	$ 2,545,671	$ 301,021
From net realized gain
Class A	$ -	$ 5,708,988
Class T	-	2,804,174
Class B	-	932,421
Class C	-	2,429,913
Institutional Class	-	1,356,814
Total	$ -	$ 13,232,310

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	5,278,453	7,504,990	$ 79,857,327	$ 195,725,070
Reinvestment of distributions	121,361	176,530	1,308,274	5,408,863
Shares redeemed	(3,903,351)	(4,599,563)	(54,239,793)	(103,530,172)
Net increase (decrease)	1,496,463	3,081,957	$ 26,925,808	$ 97,603,761
Class T
Shares sold	2,313,290	2,371,937	$ 33,479,708	$ 61,265,742
Reinvestment of distributions	21,833	87,947	235,144	2,678,879
Shares redeemed	(1,578,742)	(2,361,671)	(23,073,162)	(55,099,385)
Net increase (decrease)	756,381	98,213	$ 10,641,690	$ 8,845,236
Class B
Shares sold	451,532	592,288	$ 6,737,050	$ 15,528,094
Reinvestment of distributions	-	27,094	-	813,622
Shares redeemed	(396,698)	(488,434)	(5,309,719)	(11,089,482)
Net increase (decrease)	54,834	130,948	$ 1,427,331	$ 5,252,234

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class C
Shares sold	2,096,953	2,148,857	$ 32,821,201	$ 56,222,968
Reinvestment of distributions	-	66,964	-	2,010,918
Shares redeemed	(1,293,905)	(1,828,365)	(16,362,891)	(38,999,955)
Net increase (decrease)	803,048	387,456	$ 16,458,310	$ 19,233,931
Institutional Class
Shares sold	3,535,627	4,063,163	$ 48,287,342	$ 98,616,483
Reinvestment of distributions	38,684	30,004	418,179	925,013
Shares redeemed	(1,784,638)	(1,926,467)	(25,294,462)	(36,843,121)
Net increase (decrease)	1,789,673	2,166,700	$ 23,411,059	$ 62,698,375

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisors Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$.106	$.133

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$.304	$.0761

Shareholder Notification:

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1209
1.809006.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. sales charge)	18.07%	3.99%	2.84%
Class T (incl. sales charge)	20.62%	4.26%	2.85%
Class B (incl. contingent deferred sales charge) A	19.34%	4.19%	2.93%
Class C (incl. contingent deferred sales charge) B	23.29%	4.48%	2.69%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 25.27%, 24.99%, 24.34% and 24.29%, respectively (excluding sales charges), compared with the 27.89% gain of the MSCI Europe Index. The fund was hurt by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. Stock selection in France, Switzerland and Sweden hurt the most. However, our positioning in consumer discretionary - particularly good security selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in Ireland and Norway, and within our small stake in U.S. stocks. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker and index component Volkswagen, a stake in Belgian brewer Anheuser-Busch InBev and positions in out-of-index U.K.-based retailer Signet Jewelers and Britian's credit information provider Experian.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund: For the year, the fund's Institutional Class shares rose 25.57%, compared with the 27.89% gain of the MSCI Europe Index. The fund was hurt by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. Stock selection in France, Switzerland and Sweden hurt the most. However, our positioning in consumer discretionary - particularly good security selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in Ireland and Norway, and within our small stake in U.S. stocks. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker and index component Volkswagen, a stake in Belgian brewer Anheuser-Busch InBev and positions in out-of-index U.K.-based retailer Signet Jewelers and Britain's credit information provider Experian.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,298.90	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,297.20	$ 10.13
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,293.80	$ 13.01
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,294.00	$ 13.01
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,300.70	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.6	2.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.2
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.5	2.4
Sanofi-Aventis (France, Pharmaceuticals)	2.4	1.6
Nestle SA (Reg.) (Switzerland, Food Products)	2.3	3.2
	13.5
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	21.1
Consumer Discretionary	12.6	13.6
Energy	12.2	12.9
Consumer Staples	10.7	9.4
Industrials	9.8	9.0
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.2	33.4
France	16.0	13.3
Switzerland	9.2	12.0
Germany	9.2	11.7
Spain	5.6	4.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 98.9%	Stocks 98.6%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets 1.4%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 0.2%
Billabong International Ltd.	6,288	$ 58,162
Bailiwick of Jersey - 1.0%
Experian PLC	20,800	190,895
Shire PLC	4,290	75,897
TOTAL BAILIWICK OF JERSEY		266,792
Belgium - 2.7%
Anheuser-Busch InBev SA NV	5,609	264,167
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	45
Fortis (a)	30,600	132,927
Gimv NV	900	50,844
Umicore SA	8,000	244,277
TOTAL BELGIUM		692,260
Bermuda - 1.0%
Seadrill Ltd. (a)	6,000	125,321
Signet Jewelers Ltd. (United Kingdom)	5,400	136,975
TOTAL BERMUDA		262,296
Brazil - 0.8%
Banco Santander (Brasil) SA ADR (a)	9,800	116,228
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	2,100	84,252
TOTAL BRAZIL		200,480
Canada - 1.1%
Compton Petroleum Corp. (a)	22,200	22,552
Fairborne Energy Trust (a)	6,000	24,657
Iteration Energy Ltd. (a)	23,100	24,319
PetroBakken Energy Ltd. Class A	3,347	96,498
Petrobank Energy & Resources Ltd. (a)	2,300	100,551
TOTAL CANADA		268,577
China - 0.2%
Baidu.com, Inc. sponsored ADR (a)	100	37,792
Denmark - 1.9%
Carlsberg AS Series B	1,600	112,934
Danske Bank AS (a)	3,844	89,112
Novo Nordisk AS Series B	4,400	274,032
TOTAL DENMARK		476,078
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Metso Corp.	4,600	$ 128,952
Nokian Tyres PLC	4,474	95,727
TOTAL FINLAND		224,679
France - 16.0%
Accor SA	1,733	83,328
Air France KLM (Reg.) (a)	2,300	35,403
Atos Origin SA (a)	1,860	87,422
AXA SA	9,600	238,738
Bouygues SA	3,700	175,048
Cap Gemini SA	2,100	97,683
Danone	5,150	310,377
Electricite de France	2,400	134,205
Essilor International SA	2,252	126,426
Groupe Eurotunnel SA	5,000	49,554
Iliad Group SA	1,237	134,157
L'Oreal SA	2,300	235,803
Michelin CGDE Series B	1,357	100,943
PPR SA	1,600	175,079
Remy Cointreau SA	2,900	140,486
Sanofi-Aventis	8,238	603,822
Schneider Electric SA	2,809	293,526
Societe Generale Series A	3,623	241,940
Television Francaise 1 SA (c)	5,000	78,765
Total SA sponsored ADR	9,500	570,665
Unibail-Rodamco	578	128,391
Vallourec SA	540	85,582
TOTAL FRANCE		4,127,343
Germany - 8.7%
Aixtron AG	2,800	83,931
BASF AG	4,596	246,858
Bayerische Motoren Werke AG (BMW)	4,451	218,078
Daimler AG (Reg.)	2,091	100,849
Deutsche Boerse AG	2,600	210,891
Deutsche Post AG	9,559	161,695
Deutsche Postbank AG (a)	2,900	90,001
E.ON AG	4,351	167,047
HeidelbergCement AG	1,680	100,693
Linde AG	1,336	140,352
MAN SE	1,200	98,853
Metro AG	1,100	61,122
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	5,226	$ 236,581
Siemens AG (Reg.)	3,797	341,806
TOTAL GERMANY		2,258,757
Greece - 1.5%
Alpha Bank AE (a)	7,000	136,898
Hellenic Telecommunications Organization SA	4,591	77,693
National Bank of Greece SA (a)	4,600	171,191
TOTAL GREECE		385,782
Hong Kong - 0.5%
China Unicom (Hong Kong) Ltd. sponsored ADR	4,500	56,925
Esprit Holdings Ltd.	10,000	66,571
TOTAL HONG KONG		123,496
Ireland - 0.8%
CRH PLC	6,749	164,962
Ryanair Holdings PLC sponsored ADR (a)	1,800	49,086
TOTAL IRELAND		214,048
Italy - 2.5%
ENI SpA sponsored ADR	2,400	118,992
Fiat SpA (a)	14,300	213,799
Intesa Sanpaolo SpA	52,943	223,986
UniCredit SpA	29,323	98,814
TOTAL ITALY		655,591
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	2,067	69,898
Netherlands - 4.3%
Akzo Nobel NV	3,000	177,822
ASML Holding NV (Netherlands)	5,100	137,525
Heineken NV (Bearer)	2,600	115,221
Koninklijke KPN NV	12,800	232,623
Koninklijke Philips Electronics NV	7,100	178,346
Unilever NV (Certificaten Van Aandelen) unit	8,500	262,734
TOTAL NETHERLANDS		1,104,271
Netherlands Antilles - 0.4%
Schlumberger Ltd.	1,600	99,520
Norway - 1.3%
DnB NOR ASA (a)(c)	14,200	163,548
Common Stocks - continued
	Shares	Value
Norway - continued
Pronova BioPharma ASA (a)	9,400	$ 29,221
Telenor ASA (a)	11,800	152,804
TOTAL NORWAY		345,573
Papua New Guinea - 0.4%
Lihir Gold Ltd.	34,725	94,947
South Africa - 0.4%
Impala Platinum Holdings Ltd.	4,200	93,704
Spain - 5.6%
Banco Bilbao Vizcaya Argentaria SA	8,716	155,788
Banco Santander SA	23,104	371,771
Grupo Ferrovial SA	1,800	74,855
Inditex SA	3,203	188,535
Telefonica SA sponsored ADR	7,800	654,654
TOTAL SPAIN		1,445,603
Sweden - 2.8%
H&M Hennes & Mauritz AB (B Shares)	3,949	224,296
Modern Times Group MTG AB (B Shares)	2,800	121,424
Sandvik AB	9,900	109,352
Skandinaviska Enskilda Banken AB (A Shares) (a)	17,400	105,389
Swedbank AB (A Shares)	11,405	98,243
Telefonaktiebolaget LM Ericsson (B Shares)	7,000	73,130
TOTAL SWEDEN		731,834
Switzerland - 9.2%
Actelion Ltd. (Reg.) (a)	2,378	131,287
Credit Suisse Group (Reg.)	5,907	315,710
Nestle SA (Reg.)	12,598	587,113
Nobel Biocare Holding AG (Switzerland)	3,860	109,845
Roche Holding AG (participation certificate)	3,201	513,795
Schindler Holding AG (participation certificate)	1,665	114,072
Sonova Holding AG	1,314	135,485
Swiss Reinsurance Co. (Reg.)	3,223	131,986
Transocean Ltd. (a)	800	67,128
UBS AG (For. Reg.) (a)	16,414	273,646
TOTAL SWITZERLAND		2,380,067
Turkey - 0.1%
Turkiye Is Bankasi AS Series C	7,000	26,771
United Kingdom - 29.2%
Anglo American PLC (United Kingdom) (a)	8,500	309,110
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	63,386	$ 332,322
Barratt Developments PLC (a)	17,700	39,260
Bellway PLC	4,000	48,006
BG Group PLC	20,626	357,263
Bovis Homes Group PLC	8,100	54,777
BP PLC	32,700	306,510
BP PLC sponsored ADR	4,100	232,142
British Airways PLC (a)(c)	7,100	21,192
British Land Co. PLC	12,549	97,287
British Sky Broadcasting Group PLC	11,000	96,259
BT Group PLC	71,300	152,844
Burberry Group PLC	9,000	79,644
Cairn Energy PLC (a)	2,800	121,454
Carphone Warehouse Group PLC	31,800	96,117
Centrica PLC	49,241	200,735
Debenhams PLC	33,160	42,410
easyJet PLC (a)	4,200	24,831
HSBC Holdings PLC sponsored ADR (c)	16,836	932,542
InterContinental Hotel Group PLC	9,000	115,993
ITV PLC	189,500	133,004
Kesa Electricals PLC	51,900	113,243
Man Group PLC	24,144	122,883
Misys PLC	33,100	112,546
Mothercare PLC	10,500	99,296
Reckitt Benckiser Group PLC	5,004	249,342
Redrow PLC (a)	24,100	55,790
Rio Tinto PLC (Reg.)	7,369	325,891
Royal Dutch Shell PLC Class A (United Kingdom)	23,617	700,653
Segro PLC	21,420	124,141
Serco Group PLC	12,869	106,804
Standard Chartered PLC (United Kingdom)	16,269	400,790
Taylor Wimpey PLC (a)	134,934	82,012
Tesco PLC	41,151	275,213
The Game Group PLC	23,600	57,422
Tomkins PLC	35,200	97,147
Vodafone Group PLC	89,911	198,215
Vodafone Group PLC sponsored ADR	9,450	209,696
Wm Morrison Supermarkets PLC	26,431	121,504
Wolseley PLC (a)	7,466	151,750
Xstrata PLC	7,913	114,651
TOTAL UNITED KINGDOM		7,512,691
Common Stocks - continued
	Shares	Value
United States of America - 3.9%
Agilent Technologies, Inc.	2,800	$ 69,272
Allergan, Inc.	900	50,625
Autoliv, Inc.	1,400	47,012
CME Group, Inc.	350	105,914
ENSCO International, Inc.	1,300	59,527
Express Scripts, Inc. (a)	1,300	103,896
Morgan Stanley	3,100	99,572
Oshkosh Co.	1,800	56,268
Pfizer, Inc.	9,700	165,191
Pride International, Inc. (a)	1,800	53,208
Virgin Media, Inc.	8,200	114,554
Wells Fargo & Co.	2,900	79,808
TOTAL UNITED STATES OF AMERICA		1,004,847
TOTAL COMMON STOCKS (Cost $23,767,496)		25,161,859
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.5%
ProSiebenSat.1 Media AG	11,100	115,810
Italy - 0.7%
Fondiaria-Sai SpA (Risparmio Shares)	7,700	94,727
Telecom Italia SpA (Risparmio Shares)	77,100	85,149
TOTAL ITALY		179,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $298,274)		295,686
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	565,779	$ 565,779
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	242,820	242,820
TOTAL MONEY MARKET FUNDS (Cost $808,599)		808,599
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $24,874,369)		26,266,144
NET OTHER ASSETS - (2.0)%		(511,331)
NET ASSETS - 100%		$ 25,754,813
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,185
Fidelity Securities Lending Cash Central Fund	15,570
Total	$ 18,755
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 7,512,691	$ 6,196,909	$ 1,315,782	$ -
France	4,127,343	3,284,783	842,560	-
Switzerland	2,380,067	1,790,711	589,356	-
Germany	2,374,567	1,695,331	679,236	-
Spain	1,445,603	918,044	527,559	-
Netherlands	1,104,271	788,400	315,871	-
United States of America	1,004,847	1,004,847	-	-
Italy	835,467	835,467	-	-
Sweden	731,834	-	731,834	-
Other	3,940,855	3,645,278	295,577	-
Money Market Funds	808,599	808,599	-	-
Total Investments in Securities:	$ 26,266,144	$ 20,968,369	$ 5,297,775	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $19,584,435 of which $11,539,810 and $8,044,625 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $223,327) - See accompanying schedule: Unaffiliated issuers (cost $24,065,770)	$ 25,457,545
Fidelity Central Funds (cost $808,599)	808,599
Total Investments (cost $24,874,369)		$ 26,266,144
Receivable for investments sold		308,297
Receivable for fund shares sold		26,147
Dividends receivable		50,978
Distributions receivable from Fidelity Central Funds		264
Prepaid expenses		154
Receivable from investment adviser for expense reductions		9,863
Other receivables		4,523
Total assets		26,666,370

Liabilities
Payable for investments purchased	$ 552,537
Payable for fund shares redeemed	11,160
Accrued management fee	15,795
Distribution fees payable	11,400
Other affiliated payables	8,600
Other payables and accrued expenses	69,245
Collateral on securities loaned, at value	242,820
Total liabilities		911,557

Net Assets		$ 25,754,813
Net Assets consist of:
Paid in capital		$ 43,979,047
Undistributed net investment income		271,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,869,499)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,374,132
Net Assets		$ 25,754,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,904,159 ÷ 1,007,762 shares)	$ 10.82

Maximum offering price per share (100/94.25 of $10.82)	$ 11.48
Class T: Net Asset Value and redemption price per share ($8,013,843 ÷ 743,574 shares)	$ 10.78

Maximum offering price per share (100/96.50 of $10.78)	$ 11.17
Class B: Net Asset Value and offering price per share ($2,489,681 ÷ 237,664 shares)A	$ 10.48

Class C: Net Asset Value and offering price per share ($3,913,292 ÷ 375,358 shares)A	$ 10.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($433,838 ÷ 39,344 shares)	$ 11.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 789,788
Interest		6
Income from Fidelity Central Funds		18,755
		808,549
Less foreign taxes withheld		(76,782)
Total income		731,767

Expenses
Management fee	$ 163,371
Transfer agent fees	76,483
Distribution fees	119,045
Accounting and security lending fees	12,018
Custodian fees and expenses	49,291
Independent trustees' compensation	169
Registration fees	53,393
Audit	48,344
Legal	150
Miscellaneous	522
Total expenses before reductions	522,786
Expense reductions	(125,828)	396,958
Net investment income (loss)		334,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,981,145)
Foreign currency transactions	(695)
Total net realized gain (loss)		(7,981,840)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,326,573
Assets and liabilities in foreign currencies	8,491
Total change in net unrealized appreciation (depreciation)		12,335,064
Net gain (loss)		4,353,224
Net increase (decrease) in net assets resulting from operations		$ 4,688,033

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 334,809	$ 753,526
Net realized gain (loss)	(7,981,840)	(11,836,246)
Change in net unrealized appreciation (depreciation)	12,335,064	(20,362,765)
Net increase (decrease) in net assets resulting from operations	4,688,033	(31,445,485)
Distributions to shareholders from net investment income	(713,757)	(842,961)
Distributions to shareholders from net realized gain	-	(10,296,581)
Total distributions	(713,757)	(11,139,542)
Share transactions - net increase (decrease)	(4,078,182)	(11,216,725)
Redemption fees	558	1,666
Total increase (decrease) in net assets	(103,348)	(53,800,086)

Net Assets
Beginning of period	25,858,161	79,658,247
End of period (including undistributed net investment income of $271,133 and undistributed net investment income of $650,599, respectively)	$ 25,754,813	$ 25,858,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 20.94	$ 17.49	$ 13.47	$ 11.30
Income from Investment Operations
Net investment income (loss) C	.15	.25	.32	.19 F	.12
Net realized and unrealized gain (loss)	1.99	(9.22)	4.48	4.18	2.05
Total from investment operations	2.14	(8.97)	4.80	4.37	2.17
Distributions from net investment income	(.30)	(.31)	(.12)	(.13)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.30)	(2.99)	(1.35)	(.35)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.82	$ 8.98	$ 20.94	$ 17.49	$ 13.47
Total Return A, B	25.27%	(49.77)%	29.16%	33.17%	19.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.00%	1.63%	1.53%	1.81%	2.16%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.55%
Expenses net of all reductions	1.46%	1.46%	1.46%	1.40%	1.44%
Net investment income (loss)	1.73%	1.65%	1.69%	1.16% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,904	$ 10,286	$ 29,273	$ 18,972	$ 4,544
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 20.75	$ 17.35	$ 13.34	$ 11.21
Income from Investment Operations
Net investment income (loss) C	.13	.21	.27	.14 F	.09
Net realized and unrealized gain (loss)	1.99	(9.17)	4.44	4.17	2.04
Total from investment operations	2.12	(8.96)	4.71	4.31	2.13
Distributions from net investment income	(.26)	(.19)	(.08)	(.08)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.26)	(2.87)	(1.31)	(.30)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.92	$ 20.75	$ 17.35	$ 13.34
Total Return A, B	24.99%	(49.91)%	28.86%	32.95%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	2.28%	1.88%	1.80%	2.07%	2.45%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.71%	1.71%	1.71%	1.65%	1.70%
Net investment income (loss)	1.48%	1.40%	1.44%	.91% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,014	$ 7,866	$ 21,357	$ 24,643	$ 8,893
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 20.16	$ 16.91	$ 12.98	$ 10.97
Income from Investment Operations
Net investment income (loss) C	.08	.13	.17	.06 F	.02
Net realized and unrealized gain (loss)	1.95	(8.86)	4.34	4.10	1.99
Total from investment operations	2.03	(8.73)	4.51	4.16	2.01
Distributions from net investment income	(.16)	(.14)	(.03)	(.01)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.16)	(2.82)	(1.26)	(.23)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.48	$ 8.61	$ 20.16	$ 16.91	$ 12.98
Total Return A, B	24.34%	(50.13)%	28.29%	32.49%	18.32%
Ratios to Average Net Assets D, G
Expenses before reductions	2.77%	2.39%	2.31%	2.69%	2.94%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.32%
Expenses net of all reductions	2.21%	2.21%	2.21%	2.15%	2.20%
Net investment income (loss)	.98%	.90%	.94%	.41% F	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,490	$ 2,806	$ 11,206	$ 8,529	$ 6,415
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 20.10	$ 16.89	$ 13.00	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.08	.13	.17	.06 F	.03
Net realized and unrealized gain (loss)	1.94	(8.82)	4.32	4.07	1.99
Total from investment operations	2.02	(8.69)	4.49	4.13	2.02
Distributions from net investment income	(.17)	(.15)	(.05)	(.02)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.17)	(2.83)	(1.28)	(.24)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.43	$ 8.58	$ 20.10	$ 16.89	$ 13.00
Total Return A, B	24.29%	(50.11)%	28.21%	32.25%	18.40%
Ratios to Average Net Assets D, G
Expenses before reductions	2.77%	2.38%	2.26%	2.57%	2.86%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.30%
Expenses net of all reductions	2.21%	2.21%	2.21%	2.15%	2.19%
Net investment income (loss)	.98%	.90%	.94%	.41% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,913	$ 4,522	$ 16,084	$ 9,173	$ 4,566
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 21.27	$ 17.72	$ 13.63	$ 11.40
Income from Investment Operations
Net investment income (loss) B	.18	.30	.38	.23 E	.16
Net realized and unrealized gain (loss)	2.03	(9.38)	4.54	4.25	2.07
Total from investment operations	2.21	(9.08)	4.92	4.48	2.23
Distributions from net investment income	(.31)	(.38)	(.14)	(.17)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.31)	(3.06)	(1.37)	(.39)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.03	$ 9.13	$ 21.27	$ 17.72	$ 13.63
Total Return A	25.57%	(49.63)%	29.57%	33.68%	19.56%
Ratios to Average Net Assets C, F
Expenses before reductions	1.68%	1.27%	1.19%	1.46%	1.73%
Expenses net of fee waivers, if any	1.25%	1.25%	1.19%	1.25%	1.31%
Expenses net of all reductions	1.21%	1.21%	1.15%	1.15%	1.20%
Net investment income (loss)	1.98%	1.90%	2.00%	1.41% E	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 434	$ 378	$ 1,738	$ 1,331	$ 566
Portfolio turnover rate D	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax position taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,208,643
Gross unrealized depreciation	(2,101,932)
Net unrealized appreciation (depreciation)	$ 1,106,711

Tax Cost	$ 25,159,433

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 271,133
Capital loss carryforward	$ (19,584,435)
Net unrealized appreciation (depreciation)	$ 1,089,068

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 713,757	$ 3,647,627
Long-term Capital Gains	-	7,491,915
Total	$ 713,757	$ 11,139,542

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $24,726,302 and $28,692,339, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 23,627	$ 626
Class T	.25%	.25%	35,314	236
Class B	.75%	.25%	23,001	17,330
Class C	.75%	.25%	37,103	2,631
			$ 119,045	$ 20,823

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,189
Class T	1,569
Class B*	6,801
Class C*	45
$ 11,604

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,016.33
Class T	25,018.35
Class B	7,481.33
Class C	12,030.32
Institutional Class	938.27
	$ 76,483

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $122 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,570.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 47,298
Class T	1.75%	37,548
Class B	2.25%	12,000
Class C	2.25%	19,299
Institutional Class	1.25%	1,492
		$ 117,637

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,191 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 340,910	$ 422,203
Class T	225,684	191,381
Class B	51,025	74,344
Class C	84,088	114,566
Institutional Class	12,050	40,467
Total	$ 713,757	$ 842,961
From net realized gain
Class A	$ -	$ 3,709,850
Class T	-	2,757,536
Class B	-	1,443,769
Class C	-	2,102,997
Institutional Class	-	282,429
Total	$ -	$ 10,296,581

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	177,631	333,539	$ 1,639,370	$ 5,175,019
Reinvestment of distributions	39,468	215,972	302,323	3,762,228
Shares redeemed	(354,257)	(802,475)	(3,023,659)	(11,977,580)
Net increase (decrease)	(137,158)	(252,964)	$ (1,081,966)	$ (3,040,333)
Class T
Shares sold	87,906	117,825	$ 796,657	$ 1,822,740
Reinvestment of distributions	28,519	164,143	218,168	2,846,246
Shares redeemed	(254,291)	(429,996)	(2,158,253)	(6,075,451)
Net increase (decrease)	(137,866)	(148,028)	$ (1,143,428)	$ (1,406,465)
Class B
Shares sold	34,740	61,747	$ 327,679	$ 969,843
Reinvestment of distributions	6,019	80,186	44,965	1,347,923
Shares redeemed	(129,030)	(371,964)	(1,025,502)	(5,340,611)
Net increase (decrease)	(88,271)	(230,031)	$ (652,858)	$ (3,022,845)
Class C
Shares sold	42,669	111,450	$ 369,138	$ 1,775,025
Reinvestment of distributions	9,756	110,014	72,489	1,841,634
Shares redeemed	(204,327)	(494,555)	(1,641,385)	(7,013,919)
Net increase (decrease)	(151,902)	(273,091)	$ (1,199,758)	$ (3,397,260)
Institutional Class
Shares sold	14,526	43,138	$ 135,955	$ 796,320
Reinvestment of distributions	886	11,953	6,899	211,086
Shares redeemed	(17,475)	(95,399)	(143,026)	(1,357,228)
Net increase (decrease)	(2,063)	(40,308)	$ (172)	$ (349,822)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-
present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class B designates 100%; Class C designates 100%; and Class T designates 100%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2008	$0.2870	$0.0506

Class T	12/08/2008	$0.2530	$0.0506

Class B	12/08/2008	$0.1710	$0.0506

Class C	12/08/2008	$0.1760	$0.0506

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1209
1.784739.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	25.57%	5.55%	3.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 25.27%, 24.99%, 24.34% and 24.29%, respectively (excluding sales charges), compared with the 27.89% gain of the MSCI Europe Index. The fund was hurt by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. Stock selection in France, Switzerland and Sweden hurt the most. However, our positioning in consumer discretionary - particularly good security selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in Ireland and Norway, and within our small stake in U.S. stocks. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker and index component Volkswagen, a stake in Belgian brewer Anheuser-Busch InBev and positions in out-of-index U.K.-based retailer Signet Jewelers and Britian's credit information provider Experian.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund: For the year, the fund's Institutional Class shares rose 25.57%, compared with the 27.89% gain of the MSCI Europe Index. The fund was hurt by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. Stock selection in France, Switzerland and Sweden hurt the most. However, our positioning in consumer discretionary - particularly good security selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in Ireland and Norway, and within our small stake in U.S. stocks. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker and index component Volkswagen, a stake in Belgian brewer Anheuser-Busch InBev and positions in out-of-index U.K.-based retailer Signet Jewelers and Britain's credit information provider Experian.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,298.90	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,297.20	$ 10.13
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,293.80	$ 13.01
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,294.00	$ 13.01
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,300.70	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.6	2.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.2
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.5	2.4
Sanofi-Aventis (France, Pharmaceuticals)	2.4	1.6
Nestle SA (Reg.) (Switzerland, Food Products)	2.3	3.2
	13.5
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	21.1
Consumer Discretionary	12.6	13.6
Energy	12.2	12.9
Consumer Staples	10.7	9.4
Industrials	9.8	9.0
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	29.2	33.4
France	16.0	13.3
Switzerland	9.2	12.0
Germany	9.2	11.7
Spain	5.6	4.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 98.9%	Stocks 98.6%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets 1.4%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 0.2%
Billabong International Ltd.	6,288	$ 58,162
Bailiwick of Jersey - 1.0%
Experian PLC	20,800	190,895
Shire PLC	4,290	75,897
TOTAL BAILIWICK OF JERSEY		266,792
Belgium - 2.7%
Anheuser-Busch InBev SA NV	5,609	264,167
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	45
Fortis (a)	30,600	132,927
Gimv NV	900	50,844
Umicore SA	8,000	244,277
TOTAL BELGIUM		692,260
Bermuda - 1.0%
Seadrill Ltd. (a)	6,000	125,321
Signet Jewelers Ltd. (United Kingdom)	5,400	136,975
TOTAL BERMUDA		262,296
Brazil - 0.8%
Banco Santander (Brasil) SA ADR (a)	9,800	116,228
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	2,100	84,252
TOTAL BRAZIL		200,480
Canada - 1.1%
Compton Petroleum Corp. (a)	22,200	22,552
Fairborne Energy Trust (a)	6,000	24,657
Iteration Energy Ltd. (a)	23,100	24,319
PetroBakken Energy Ltd. Class A	3,347	96,498
Petrobank Energy & Resources Ltd. (a)	2,300	100,551
TOTAL CANADA		268,577
China - 0.2%
Baidu.com, Inc. sponsored ADR (a)	100	37,792
Denmark - 1.9%
Carlsberg AS Series B	1,600	112,934
Danske Bank AS (a)	3,844	89,112
Novo Nordisk AS Series B	4,400	274,032
TOTAL DENMARK		476,078
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Metso Corp.	4,600	$ 128,952
Nokian Tyres PLC	4,474	95,727
TOTAL FINLAND		224,679
France - 16.0%
Accor SA	1,733	83,328
Air France KLM (Reg.) (a)	2,300	35,403
Atos Origin SA (a)	1,860	87,422
AXA SA	9,600	238,738
Bouygues SA	3,700	175,048
Cap Gemini SA	2,100	97,683
Danone	5,150	310,377
Electricite de France	2,400	134,205
Essilor International SA	2,252	126,426
Groupe Eurotunnel SA	5,000	49,554
Iliad Group SA	1,237	134,157
L'Oreal SA	2,300	235,803
Michelin CGDE Series B	1,357	100,943
PPR SA	1,600	175,079
Remy Cointreau SA	2,900	140,486
Sanofi-Aventis	8,238	603,822
Schneider Electric SA	2,809	293,526
Societe Generale Series A	3,623	241,940
Television Francaise 1 SA (c)	5,000	78,765
Total SA sponsored ADR	9,500	570,665
Unibail-Rodamco	578	128,391
Vallourec SA	540	85,582
TOTAL FRANCE		4,127,343
Germany - 8.7%
Aixtron AG	2,800	83,931
BASF AG	4,596	246,858
Bayerische Motoren Werke AG (BMW)	4,451	218,078
Daimler AG (Reg.)	2,091	100,849
Deutsche Boerse AG	2,600	210,891
Deutsche Post AG	9,559	161,695
Deutsche Postbank AG (a)	2,900	90,001
E.ON AG	4,351	167,047
HeidelbergCement AG	1,680	100,693
Linde AG	1,336	140,352
MAN SE	1,200	98,853
Metro AG	1,100	61,122
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	5,226	$ 236,581
Siemens AG (Reg.)	3,797	341,806
TOTAL GERMANY		2,258,757
Greece - 1.5%
Alpha Bank AE (a)	7,000	136,898
Hellenic Telecommunications Organization SA	4,591	77,693
National Bank of Greece SA (a)	4,600	171,191
TOTAL GREECE		385,782
Hong Kong - 0.5%
China Unicom (Hong Kong) Ltd. sponsored ADR	4,500	56,925
Esprit Holdings Ltd.	10,000	66,571
TOTAL HONG KONG		123,496
Ireland - 0.8%
CRH PLC	6,749	164,962
Ryanair Holdings PLC sponsored ADR (a)	1,800	49,086
TOTAL IRELAND		214,048
Italy - 2.5%
ENI SpA sponsored ADR	2,400	118,992
Fiat SpA (a)	14,300	213,799
Intesa Sanpaolo SpA	52,943	223,986
UniCredit SpA	29,323	98,814
TOTAL ITALY		655,591
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	2,067	69,898
Netherlands - 4.3%
Akzo Nobel NV	3,000	177,822
ASML Holding NV (Netherlands)	5,100	137,525
Heineken NV (Bearer)	2,600	115,221
Koninklijke KPN NV	12,800	232,623
Koninklijke Philips Electronics NV	7,100	178,346
Unilever NV (Certificaten Van Aandelen) unit	8,500	262,734
TOTAL NETHERLANDS		1,104,271
Netherlands Antilles - 0.4%
Schlumberger Ltd.	1,600	99,520
Norway - 1.3%
DnB NOR ASA (a)(c)	14,200	163,548
Common Stocks - continued
	Shares	Value
Norway - continued
Pronova BioPharma ASA (a)	9,400	$ 29,221
Telenor ASA (a)	11,800	152,804
TOTAL NORWAY		345,573
Papua New Guinea - 0.4%
Lihir Gold Ltd.	34,725	94,947
South Africa - 0.4%
Impala Platinum Holdings Ltd.	4,200	93,704
Spain - 5.6%
Banco Bilbao Vizcaya Argentaria SA	8,716	155,788
Banco Santander SA	23,104	371,771
Grupo Ferrovial SA	1,800	74,855
Inditex SA	3,203	188,535
Telefonica SA sponsored ADR	7,800	654,654
TOTAL SPAIN		1,445,603
Sweden - 2.8%
H&M Hennes & Mauritz AB (B Shares)	3,949	224,296
Modern Times Group MTG AB (B Shares)	2,800	121,424
Sandvik AB	9,900	109,352
Skandinaviska Enskilda Banken AB (A Shares) (a)	17,400	105,389
Swedbank AB (A Shares)	11,405	98,243
Telefonaktiebolaget LM Ericsson (B Shares)	7,000	73,130
TOTAL SWEDEN		731,834
Switzerland - 9.2%
Actelion Ltd. (Reg.) (a)	2,378	131,287
Credit Suisse Group (Reg.)	5,907	315,710
Nestle SA (Reg.)	12,598	587,113
Nobel Biocare Holding AG (Switzerland)	3,860	109,845
Roche Holding AG (participation certificate)	3,201	513,795
Schindler Holding AG (participation certificate)	1,665	114,072
Sonova Holding AG	1,314	135,485
Swiss Reinsurance Co. (Reg.)	3,223	131,986
Transocean Ltd. (a)	800	67,128
UBS AG (For. Reg.) (a)	16,414	273,646
TOTAL SWITZERLAND		2,380,067
Turkey - 0.1%
Turkiye Is Bankasi AS Series C	7,000	26,771
United Kingdom - 29.2%
Anglo American PLC (United Kingdom) (a)	8,500	309,110
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	63,386	$ 332,322
Barratt Developments PLC (a)	17,700	39,260
Bellway PLC	4,000	48,006
BG Group PLC	20,626	357,263
Bovis Homes Group PLC	8,100	54,777
BP PLC	32,700	306,510
BP PLC sponsored ADR	4,100	232,142
British Airways PLC (a)(c)	7,100	21,192
British Land Co. PLC	12,549	97,287
British Sky Broadcasting Group PLC	11,000	96,259
BT Group PLC	71,300	152,844
Burberry Group PLC	9,000	79,644
Cairn Energy PLC (a)	2,800	121,454
Carphone Warehouse Group PLC	31,800	96,117
Centrica PLC	49,241	200,735
Debenhams PLC	33,160	42,410
easyJet PLC (a)	4,200	24,831
HSBC Holdings PLC sponsored ADR (c)	16,836	932,542
InterContinental Hotel Group PLC	9,000	115,993
ITV PLC	189,500	133,004
Kesa Electricals PLC	51,900	113,243
Man Group PLC	24,144	122,883
Misys PLC	33,100	112,546
Mothercare PLC	10,500	99,296
Reckitt Benckiser Group PLC	5,004	249,342
Redrow PLC (a)	24,100	55,790
Rio Tinto PLC (Reg.)	7,369	325,891
Royal Dutch Shell PLC Class A (United Kingdom)	23,617	700,653
Segro PLC	21,420	124,141
Serco Group PLC	12,869	106,804
Standard Chartered PLC (United Kingdom)	16,269	400,790
Taylor Wimpey PLC (a)	134,934	82,012
Tesco PLC	41,151	275,213
The Game Group PLC	23,600	57,422
Tomkins PLC	35,200	97,147
Vodafone Group PLC	89,911	198,215
Vodafone Group PLC sponsored ADR	9,450	209,696
Wm Morrison Supermarkets PLC	26,431	121,504
Wolseley PLC (a)	7,466	151,750
Xstrata PLC	7,913	114,651
TOTAL UNITED KINGDOM		7,512,691
Common Stocks - continued
	Shares	Value
United States of America - 3.9%
Agilent Technologies, Inc.	2,800	$ 69,272
Allergan, Inc.	900	50,625
Autoliv, Inc.	1,400	47,012
CME Group, Inc.	350	105,914
ENSCO International, Inc.	1,300	59,527
Express Scripts, Inc. (a)	1,300	103,896
Morgan Stanley	3,100	99,572
Oshkosh Co.	1,800	56,268
Pfizer, Inc.	9,700	165,191
Pride International, Inc. (a)	1,800	53,208
Virgin Media, Inc.	8,200	114,554
Wells Fargo & Co.	2,900	79,808
TOTAL UNITED STATES OF AMERICA		1,004,847
TOTAL COMMON STOCKS (Cost $23,767,496)		25,161,859
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.5%
ProSiebenSat.1 Media AG	11,100	115,810
Italy - 0.7%
Fondiaria-Sai SpA (Risparmio Shares)	7,700	94,727
Telecom Italia SpA (Risparmio Shares)	77,100	85,149
TOTAL ITALY		179,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $298,274)		295,686
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	565,779	$ 565,779
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	242,820	242,820
TOTAL MONEY MARKET FUNDS (Cost $808,599)		808,599
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $24,874,369)		26,266,144
NET OTHER ASSETS - (2.0)%		(511,331)
NET ASSETS - 100%		$ 25,754,813
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,185
Fidelity Securities Lending Cash Central Fund	15,570
Total	$ 18,755
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 7,512,691	$ 6,196,909	$ 1,315,782	$ -
France	4,127,343	3,284,783	842,560	-
Switzerland	2,380,067	1,790,711	589,356	-
Germany	2,374,567	1,695,331	679,236	-
Spain	1,445,603	918,044	527,559	-
Netherlands	1,104,271	788,400	315,871	-
United States of America	1,004,847	1,004,847	-	-
Italy	835,467	835,467	-	-
Sweden	731,834	-	731,834	-
Other	3,940,855	3,645,278	295,577	-
Money Market Funds	808,599	808,599	-	-
Total Investments in Securities:	$ 26,266,144	$ 20,968,369	$ 5,297,775	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $19,584,435 of which $11,539,810 and $8,044,625 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $223,327) - See accompanying schedule: Unaffiliated issuers (cost $24,065,770)	$ 25,457,545
Fidelity Central Funds (cost $808,599)	808,599
Total Investments (cost $24,874,369)		$ 26,266,144
Receivable for investments sold		308,297
Receivable for fund shares sold		26,147
Dividends receivable		50,978
Distributions receivable from Fidelity Central Funds		264
Prepaid expenses		154
Receivable from investment adviser for expense reductions		9,863
Other receivables		4,523
Total assets		26,666,370

Liabilities
Payable for investments purchased	$ 552,537
Payable for fund shares redeemed	11,160
Accrued management fee	15,795
Distribution fees payable	11,400
Other affiliated payables	8,600
Other payables and accrued expenses	69,245
Collateral on securities loaned, at value	242,820
Total liabilities		911,557

Net Assets		$ 25,754,813
Net Assets consist of:
Paid in capital		$ 43,979,047
Undistributed net investment income		271,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,869,499)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,374,132
Net Assets		$ 25,754,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,904,159 ÷ 1,007,762 shares)	$ 10.82

Maximum offering price per share (100/94.25 of $10.82)	$ 11.48
Class T: Net Asset Value and redemption price per share ($8,013,843 ÷ 743,574 shares)	$ 10.78

Maximum offering price per share (100/96.50 of $10.78)	$ 11.17
Class B: Net Asset Value and offering price per share ($2,489,681 ÷ 237,664 shares)A	$ 10.48

Class C: Net Asset Value and offering price per share ($3,913,292 ÷ 375,358 shares)A	$ 10.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($433,838 ÷ 39,344 shares)	$ 11.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 789,788
Interest		6
Income from Fidelity Central Funds		18,755
		808,549
Less foreign taxes withheld		(76,782)
Total income		731,767

Expenses
Management fee	$ 163,371
Transfer agent fees	76,483
Distribution fees	119,045
Accounting and security lending fees	12,018
Custodian fees and expenses	49,291
Independent trustees' compensation	169
Registration fees	53,393
Audit	48,344
Legal	150
Miscellaneous	522
Total expenses before reductions	522,786
Expense reductions	(125,828)	396,958
Net investment income (loss)		334,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,981,145)
Foreign currency transactions	(695)
Total net realized gain (loss)		(7,981,840)
Change in net unrealized appreciation (depreciation) on: Investment securities	12,326,573
Assets and liabilities in foreign currencies	8,491
Total change in net unrealized appreciation (depreciation)		12,335,064
Net gain (loss)		4,353,224
Net increase (decrease) in net assets resulting from operations		$ 4,688,033

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 334,809	$ 753,526
Net realized gain (loss)	(7,981,840)	(11,836,246)
Change in net unrealized appreciation (depreciation)	12,335,064	(20,362,765)
Net increase (decrease) in net assets resulting from operations	4,688,033	(31,445,485)
Distributions to shareholders from net investment income	(713,757)	(842,961)
Distributions to shareholders from net realized gain	-	(10,296,581)
Total distributions	(713,757)	(11,139,542)
Share transactions - net increase (decrease)	(4,078,182)	(11,216,725)
Redemption fees	558	1,666
Total increase (decrease) in net assets	(103,348)	(53,800,086)

Net Assets
Beginning of period	25,858,161	79,658,247
End of period (including undistributed net investment income of $271,133 and undistributed net investment income of $650,599, respectively)	$ 25,754,813	$ 25,858,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 20.94	$ 17.49	$ 13.47	$ 11.30
Income from Investment Operations
Net investment income (loss) C	.15	.25	.32	.19 F	.12
Net realized and unrealized gain (loss)	1.99	(9.22)	4.48	4.18	2.05
Total from investment operations	2.14	(8.97)	4.80	4.37	2.17
Distributions from net investment income	(.30)	(.31)	(.12)	(.13)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.30)	(2.99)	(1.35)	(.35)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.82	$ 8.98	$ 20.94	$ 17.49	$ 13.47
Total Return A, B	25.27%	(49.77)%	29.16%	33.17%	19.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.00%	1.63%	1.53%	1.81%	2.16%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.55%
Expenses net of all reductions	1.46%	1.46%	1.46%	1.40%	1.44%
Net investment income (loss)	1.73%	1.65%	1.69%	1.16% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,904	$ 10,286	$ 29,273	$ 18,972	$ 4,544
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 20.75	$ 17.35	$ 13.34	$ 11.21
Income from Investment Operations
Net investment income (loss) C	.13	.21	.27	.14 F	.09
Net realized and unrealized gain (loss)	1.99	(9.17)	4.44	4.17	2.04
Total from investment operations	2.12	(8.96)	4.71	4.31	2.13
Distributions from net investment income	(.26)	(.19)	(.08)	(.08)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.26)	(2.87)	(1.31)	(.30)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.92	$ 20.75	$ 17.35	$ 13.34
Total Return A, B	24.99%	(49.91)%	28.86%	32.95%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	2.28%	1.88%	1.80%	2.07%	2.45%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.71%	1.71%	1.71%	1.65%	1.70%
Net investment income (loss)	1.48%	1.40%	1.44%	.91% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,014	$ 7,866	$ 21,357	$ 24,643	$ 8,893
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 20.16	$ 16.91	$ 12.98	$ 10.97
Income from Investment Operations
Net investment income (loss) C	.08	.13	.17	.06 F	.02
Net realized and unrealized gain (loss)	1.95	(8.86)	4.34	4.10	1.99
Total from investment operations	2.03	(8.73)	4.51	4.16	2.01
Distributions from net investment income	(.16)	(.14)	(.03)	(.01)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.16)	(2.82)	(1.26)	(.23)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.48	$ 8.61	$ 20.16	$ 16.91	$ 12.98
Total Return A, B	24.34%	(50.13)%	28.29%	32.49%	18.32%
Ratios to Average Net Assets D, G
Expenses before reductions	2.77%	2.39%	2.31%	2.69%	2.94%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.32%
Expenses net of all reductions	2.21%	2.21%	2.21%	2.15%	2.20%
Net investment income (loss)	.98%	.90%	.94%	.41% F	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,490	$ 2,806	$ 11,206	$ 8,529	$ 6,415
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 20.10	$ 16.89	$ 13.00	$ 10.98
Income from Investment Operations
Net investment income (loss) C	.08	.13	.17	.06 F	.03
Net realized and unrealized gain (loss)	1.94	(8.82)	4.32	4.07	1.99
Total from investment operations	2.02	(8.69)	4.49	4.13	2.02
Distributions from net investment income	(.17)	(.15)	(.05)	(.02)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.17)	(2.83)	(1.28)	(.24)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.43	$ 8.58	$ 20.10	$ 16.89	$ 13.00
Total Return A, B	24.29%	(50.11)%	28.21%	32.25%	18.40%
Ratios to Average Net Assets D, G
Expenses before reductions	2.77%	2.38%	2.26%	2.57%	2.86%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.30%
Expenses net of all reductions	2.21%	2.21%	2.21%	2.15%	2.19%
Net investment income (loss)	.98%	.90%	.94%	.41% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,913	$ 4,522	$ 16,084	$ 9,173	$ 4,566
Portfolio turnover rate E	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 21.27	$ 17.72	$ 13.63	$ 11.40
Income from Investment Operations
Net investment income (loss) B	.18	.30	.38	.23 E	.16
Net realized and unrealized gain (loss)	2.03	(9.38)	4.54	4.25	2.07
Total from investment operations	2.21	(9.08)	4.92	4.48	2.23
Distributions from net investment income	(.31)	(.38)	(.14)	(.17)	-
Distributions from net realized gain	-	(2.68)	(1.23)	(.22)	-
Total distributions	(.31)	(3.06)	(1.37)	(.39)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.03	$ 9.13	$ 21.27	$ 17.72	$ 13.63
Total Return A	25.57%	(49.63)%	29.57%	33.68%	19.56%
Ratios to Average Net Assets C, F
Expenses before reductions	1.68%	1.27%	1.19%	1.46%	1.73%
Expenses net of fee waivers, if any	1.25%	1.25%	1.19%	1.25%	1.31%
Expenses net of all reductions	1.21%	1.21%	1.15%	1.15%	1.20%
Net investment income (loss)	1.98%	1.90%	2.00%	1.41% E	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 434	$ 378	$ 1,738	$ 1,331	$ 566
Portfolio turnover rate D	109%	112%	173%	173%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax position taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,208,643
Gross unrealized depreciation	(2,101,932)
Net unrealized appreciation (depreciation)	$ 1,106,711

Tax Cost	$ 25,159,433

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 271,133
Capital loss carryforward	$ (19,584,435)
Net unrealized appreciation (depreciation)	$ 1,089,068

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 713,757	$ 3,647,627
Long-term Capital Gains	-	7,491,915
Total	$ 713,757	$ 11,139,542

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $24,726,302 and $28,692,339, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 23,627	$ 626
Class T	.25%	.25%	35,314	236
Class B	.75%	.25%	23,001	17,330
Class C	.75%	.25%	37,103	2,631
			$ 119,045	$ 20,823

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,189
Class T	1,569
Class B*	6,801
Class C*	45
$ 11,604

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,016.33
Class T	25,018.35
Class B	7,481.33
Class C	12,030.32
Institutional Class	938.27
	$ 76,483

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $122 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $15,570.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 47,298
Class T	1.75%	37,548
Class B	2.25%	12,000
Class C	2.25%	19,299
Institutional Class	1.25%	1,492
		$ 117,637

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,191 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 340,910	$ 422,203
Class T	225,684	191,381
Class B	51,025	74,344
Class C	84,088	114,566
Institutional Class	12,050	40,467
Total	$ 713,757	$ 842,961
From net realized gain
Class A	$ -	$ 3,709,850
Class T	-	2,757,536
Class B	-	1,443,769
Class C	-	2,102,997
Institutional Class	-	282,429
Total	$ -	$ 10,296,581

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	177,631	333,539	$ 1,639,370	$ 5,175,019
Reinvestment of distributions	39,468	215,972	302,323	3,762,228
Shares redeemed	(354,257)	(802,475)	(3,023,659)	(11,977,580)
Net increase (decrease)	(137,158)	(252,964)	$ (1,081,966)	$ (3,040,333)
Class T
Shares sold	87,906	117,825	$ 796,657	$ 1,822,740
Reinvestment of distributions	28,519	164,143	218,168	2,846,246
Shares redeemed	(254,291)	(429,996)	(2,158,253)	(6,075,451)
Net increase (decrease)	(137,866)	(148,028)	$ (1,143,428)	$ (1,406,465)
Class B
Shares sold	34,740	61,747	$ 327,679	$ 969,843
Reinvestment of distributions	6,019	80,186	44,965	1,347,923
Shares redeemed	(129,030)	(371,964)	(1,025,502)	(5,340,611)
Net increase (decrease)	(88,271)	(230,031)	$ (652,858)	$ (3,022,845)
Class C
Shares sold	42,669	111,450	$ 369,138	$ 1,775,025
Reinvestment of distributions	9,756	110,014	72,489	1,841,634
Shares redeemed	(204,327)	(494,555)	(1,641,385)	(7,013,919)
Net increase (decrease)	(151,902)	(273,091)	$ (1,199,758)	$ (3,397,260)
Institutional Class
Shares sold	14,526	43,138	$ 135,955	$ 796,320
Reinvestment of distributions	886	11,953	6,899	211,086
Shares redeemed	(17,475)	(95,399)	(143,026)	(1,357,228)
Net increase (decrease)	(2,063)	(40,308)	$ (172)	$ (349,822)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-
present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.2900	$0.0506

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1209
1.784740.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.11%	-0.88%	-0.16%
Class T (incl. 3.50% sales charge)	26.89%	-0.63%	-0.17%
Class B (incl. contingent deferred sales charge)A	25.62%	-0.74%	-0.10%
Class C (incl. contingent deferred sales charge)B	29.62%	-0.44%	-0.31%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Capital Appreciation Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity® Advisor Global Capital Appreciation Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 31.68%, 31.50%, 30.62% and 30.62%, respectively (excluding sales charges), versus 23.15% for the MSCI All Country World Index. Both of the fund's subportfolios handily beat their respective benchmarks. In the international "sub," stock selection in materials, financials, health care and energy helped. Only industrials detracted modestly. An out-of-index position in investment bank Morgan Stanley contributed amid easing concerns about its balance sheet. Also bolstering results were U.K.-based metals and minerals producer Rio Tinto and Belgian brewer Anheuser-Busch InBev. Conversely, an out-of-index position in commercial bank Citigroup detracted, as did Japanese finance company ORIX. In the U.S. subportfolio, stock picking in consumer discretionary, energy, health care and materials aided results, paced by online travel retailer Expedia and broad-based online retailer Amazon.com. Gold miner Goldcorp also bolstered performance and was the fund's top relative contributor overall. Detractors included bank Wells Fargo and railroad Norfolk Southern. Some stocks mentioned were sold by period end.

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity® Advisor Global Capital Appreciation Fund: During the past year, the fund's Institutional Class shares returned 32.03%, versus 23.15% for the MSCI All Country World Index. Both of the fund's subportfolios handily beat their respective benchmarks. In the international "sub," stock selection in materials, financials, health care and energy helped. Only industrials detracted modestly. An out-of-index position in investment bank Morgan Stanley contributed amid easing concerns about its balance sheet. Also bolstering results were U.K.-based metals and minerals producer Rio Tinto and Belgian brewer Anheuser-Busch InBev. Conversely, an out-of-index position in commercial bank Citigroup detracted, as did Japanese finance company ORIX. In the U.S. subportfolio, stock picking in consumer discretionary, energy, health care and materials aided results, paced by online travel retailer Expedia and broad-based online retailer Amazon.com. Gold miner Goldcorp also bolstered performance and was the fund's top relative contributor overall. Detractors included bank Wells Fargo and railroad Norfolk Southern. Some stocks mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,278.60	$ 8.61
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,278.30	$ 10.05
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,274.50	$ 12.90
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,274.50	$ 12.90
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,280.60	$ 7.19
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (United States of America, Internet Software & Services)	1.7	1.9
Southwestern Energy Co. (United States of America, Oil, Gas & Consumable Fuels)	1.7	2.0
JPMorgan Chase & Co. (United States of America, Diversified Financial Services)	1.6	1.5
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	1.6	1.7
Amazon.com, Inc. (United States of America, Internet & Catalog Retail)	1.6	1.2
	8.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	19.0
Information Technology	14.6	13.1
Energy	12.4	12.0
Industrials	11.6	11.7
Consumer Discretionary	9.5	11.0
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	39.9	44.1
United Kingdom	8.7	7.7
Japan	7.3	8.3
Canada	4.5	4.2
France	4.4	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 97.8%	Stocks 95.1%
Bonds 1.1%	Bonds 1.9%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets 3.0%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 2.1%
Karoon Gas Australia Ltd. (a)	5,469	$ 37,027
MacArthur Coal Ltd.	7,867	58,909
Origin Energy Ltd.	5,524	79,182
OZ Minerals Ltd. (a)	65,148	68,101
Paladin Energy Ltd. (a)	17,256	62,410
Westfield Group unit	8,568	92,795
Woolworths Ltd.	4,093	104,729
TOTAL AUSTRALIA		503,153
Bailiwick of Guernsey - 0.3%
Raven Russia Ltd.	100,300	71,633
Belgium - 1.0%
Anheuser-Busch InBev SA NV	2,696	126,973
Fortis (a)	27,425	119,135
TOTAL BELGIUM		246,108
Bermuda - 1.0%
Dufry South America Ltd. unit	3,596	62,479
Huabao International Holdings Ltd.	76,000	72,495
Northern Offshore Ltd. (a)	60,000	94,305
Scorpion Offshore Ltd. (a)	6,000	24,100
TOTAL BERMUDA		253,379
Brazil - 1.6%
Banco Santander (Brasil) SA ADR (a)	7,800	92,508
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	4,500	71,055
PDG Realty S.A. Empreendimentos e Participacoes	8,600	71,781
Vivo Participacoes SA sponsored ADR	3,600	87,300
Votorantim Celulose e Papel SA sponsored ADR (a)	5,513	75,749
TOTAL BRAZIL		398,393
Canada - 4.5%
Agnico-Eagle Mines Ltd. (Canada)	3,400	180,856
Canadian Imperial Bank of Commerce	1,700	97,336
Consolidated Thompson Iron Mines Ltd. (a)	18,100	83,576
Eastern Platinum Ltd. (a)	54,700	36,371
First Quantum Minerals Ltd.	1,200	82,028
First Uranium Corp. (a)	62,900	156,836
Grande Cache Coal Corp. (a)	21,200	73,026
Niko Resources Ltd.	900	72,808
OPTI Canada, Inc. (a)(c)	40,500	71,062
Common Stocks - continued
	Shares	Value
Canada - continued
Research In Motion Ltd. (a)	1,800	$ 105,714
Suncor Energy, Inc.	3,700	122,735
TOTAL CANADA		1,082,348
Cayman Islands - 1.3%
China High Speed Transmission Equipment Group Co. Ltd.	14,000	28,078
Himax Technologies, Inc. sponsored ADR (c)	26,300	69,432
JA Solar Holdings Co. Ltd. ADR (a)	20,521	78,595
Peak Sport Products Co. Ltd.	170,000	72,716
Trina Solar Ltd. ADR (a)(c)	1,900	61,712
TOTAL CAYMAN ISLANDS		310,533
China - 0.8%
China Construction Bank Corp. (H Shares)	137,000	118,115
NetEase.com, Inc. sponsored ADR (a)	1,909	73,726
TOTAL CHINA		191,841
Cyprus - 0.3%
Mirland Development Corp. PLC (a)(d)	24,400	66,199
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	1,500	74,779
Denmark - 1.1%
Carlsberg AS Series B	1,100	77,642
Novo Nordisk AS Series B	1,509	93,981
Vestas Wind Systems AS (a)	1,223	86,687
TOTAL DENMARK		258,310
Egypt - 0.3%
Orascom Telecom Holding SAE unit	2,000	68,200
France - 4.4%
Atos Origin SA (a)	1,540	72,382
AXA SA sponsored ADR	4,700	116,560
BNP Paribas SA	2,214	167,625
Credit Agricole SA	5,200	100,280
Iliad Group SA	666	72,230
Nexity	1,800	67,226
Renault SA (a)	1,700	76,550
Saft Groupe SA	1,347	70,100
Sanofi-Aventis sponsored ADR	4,800	177,216
Societe Generale Series A	2,107	140,703
TOTAL FRANCE		1,060,872
Common Stocks - continued
	Shares	Value
Germany - 1.3%
Aixtron AG	5,000	$ 149,877
HeidelbergCement AG	1,374	82,352
Metro AG	1,300	72,235
TOTAL GERMANY		304,464
Greece - 0.3%
Hellenic Telecommunications Organization SA	4,211	71,262
Hong Kong - 0.6%
China Resources Power Holdings Co. Ltd.	34,000	70,438
China Unicom (Hong Kong) Ltd. sponsored ADR	6,300	79,695
TOTAL HONG KONG		150,133
India - 2.2%
Bank of Baroda	6,727	72,689
BGR Energy Systems Ltd.	6,933	68,668
ICSA (India) Ltd.	26,873	101,672
Indiabulls Real Estate Ltd. (a)	13,720	71,831
MIC Electronics Ltd.	82,640	64,356
Reliance Industries Ltd.	2,458	99,530
Sintex Industries Ltd.	13,243	58,254
TOTAL INDIA		537,000
Ireland - 1.7%
Cooper Industries PLC Class A	6,400	247,616
Covidien PLC	1,600	67,392
Ingersoll-Rand Co. Ltd.	3,400	107,406
TOTAL IRELAND		422,414
Israel - 1.9%
Bezeq Israeli Telecommunication Corp. Ltd.	32,400	72,494
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,652	386,273
TOTAL ISRAEL		458,767
Italy - 0.5%
Intesa Sanpaolo SpA	30,825	130,412
Japan - 7.3%
eAccess Ltd.	111	77,856
Elpida Memory, Inc. (a)	5,200	67,942
Hitachi Ltd.	26,000	83,955
Itochu Corp.	13,000	82,175
Japan Tobacco, Inc.	33	92,587
JTEKT Corp.	6,500	68,669
Common Stocks - continued
	Shares	Value
Japan - continued
Kyocera Corp.	1,100	$ 92,278
Mazda Motor Corp.	33,000	74,481
Mitsubishi Corp.	4,800	101,767
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	34,500	183,195
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,340	69,703
Mitsui & Co. Ltd.	7,300	95,876
ORIX Corp.	1,960	126,613
Sapporo Breweries Ltd.	16,000	83,547
Softbank Corp.	4,000	94,261
Sony Corp. sponsored ADR	3,500	102,865
Sumco Corp.	3,600	68,704
Sumitomo Mitsui Financial Group, Inc.	3,300	112,174
Toshiba Corp.	16,000	91,451
TOTAL JAPAN		1,770,099
Korea (South) - 1.7%
DigiTech Systems Co., Ltd. (a)	1,397	28,986
Hanjin Heavy Industries & Consolidated Co. Ltd.	5,978	106,424
Hyundai Mipo Dockyard Co. Ltd.	1,242	101,946
LG Corp.	1,339	75,581
Lumens Co. Ltd. (a)	17,954	99,723
TOTAL KOREA (SOUTH)		412,660
Luxembourg - 0.3%
Millicom International Cellular SA (a)	1,200	75,192
Netherlands - 0.8%
Gemalto NV (a)	1,847	77,964
ING Groep NV sponsored ADR (a)	8,600	110,940
TOTAL NETHERLANDS		188,904
Netherlands Antilles - 0.7%
Schlumberger Ltd.	2,600	161,720
Norway - 0.6%
DnB NOR ASA (a)	6,800	78,319
Sevan Marine ASA (a)	49,000	79,497
TOTAL NORWAY		157,816
Qatar - 0.4%
Commercial Bank of Qatar GDR (Reg. S)	24,003	94,922
Russia - 2.2%
LSR Group OJSC GDR (Reg. S) (a)	10,100	75,649
Mechel Steel Group OAO sponsored ADR	4,600	78,936
Common Stocks - continued
	Shares	Value
Russia - continued
OAO Gazprom sponsored ADR	5,926	$ 140,031
OAO NOVATEK GDR	1,500	75,750
OGK-2 JSC GDR (Reg. S) (a)	21,600	72,598
RusHydro JSC sponsored ADR (a)	23,709	84,404
TOTAL RUSSIA		527,368
South Africa - 1.7%
African Bank Investments Ltd.	18,500	72,934
MTN Group Ltd.	6,300	94,752
Murray & Roberts Holdings Ltd.	10,300	74,331
Naspers Ltd. Class N	2,400	87,380
Raubex Group Ltd.	25,700	80,595
TOTAL SOUTH AFRICA		409,992
Spain - 2.7%
Banco Santander SA	12,886	207,351
EDP Renovaveis SA (a)	7,864	78,460
Grupo Acciona SA	642	78,507
NH Hoteles SA (a)	17,229	90,385
Telefonica SA	7,108	198,488
TOTAL SPAIN		653,191
Sweden - 0.6%
EnergyO Solutions AB (a)	30,100	146,854
Switzerland - 2.4%
ACE Ltd.	4,000	205,440
Actelion Ltd. (Reg.) (a)	1,960	108,210
Swiss Reinsurance Co. (Reg.)	2,225	91,116
UBS AG (NY Shares) (a)	10,500	174,195
TOTAL SWITZERLAND		578,961
Taiwan - 0.9%
Prime View International Co. Ltd.	45,000	73,049
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,074	143,806
TOTAL TAIWAN		216,855
Ukraine - 0.2%
Ukrnafta Open JSC sponsored ADR (a)(d)	300	40,173
United Kingdom - 8.7%
Anglo American PLC (United Kingdom) (a)	3,600	130,917
Barclays PLC Sponsored ADR	8,400	175,560
BG Group PLC	8,546	148,025
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BT Group PLC	43,500	$ 93,250
Cairn Energy PLC (a)	1,648	71,484
Carphone Warehouse Group PLC	22,446	67,844
Centrica PLC	25,626	104,467
Debenhams PLC	53,930	68,974
HSBC Holdings PLC sponsored ADR	5,200	288,028
Imperial Tobacco Group PLC	3,490	103,138
Lloyds TSB Group PLC	68,500	97,877
Royal Dutch Shell PLC Class B	8,992	258,943
SABMiller PLC	3,600	94,745
Taylor Wimpey PLC (a)	120,700	73,361
Tesco PLC	21,936	146,705
Vedanta Resources PLC	2,200	75,598
Xstrata PLC	6,900	99,973
TOTAL UNITED KINGDOM		2,098,889
United States of America - 38.8%
Activision Blizzard, Inc. (a)	11,600	125,628
Air Products & Chemicals, Inc.	1,500	115,695
Amazon.com, Inc. (a)	3,200	380,192
Apple, Inc. (a)	1,400	263,900
Applied Materials, Inc.	12,300	150,060
Bank of America Corp.	11,800	172,044
Berkshire Hathaway, Inc. Class B (a)	52	170,716
C. R. Bard, Inc.	2,300	172,661
Charles Schwab Corp.	5,900	102,306
CME Group, Inc.	900	272,349
CSX Corp.	5,900	248,862
Cummins, Inc.	4,600	198,076
Danaher Corp.	2,800	191,044
Deere & Co.	2,500	113,875
DISH Network Corp. Class A (a)	6,100	106,140
Ener1, Inc. (a)	16,180	80,738
ev3, Inc. (a)	7,800	91,884
Expedia, Inc. (a)	10,550	239,169
Google, Inc. Class A (a)	780	418,173
Henry Schein, Inc. (a)	2,000	105,660
Hewlett-Packard Co.	4,700	223,062
Humana, Inc. (a)	3,500	131,530
Illumina, Inc. (a)	2,300	73,830
Johnson & Johnson	4,900	289,345
JPMorgan Chase & Co.	9,300	388,461
Common Stocks - continued
	Shares	Value
United States of America - continued
Juniper Networks, Inc. (a)	10,000	$ 255,100
Landstar System, Inc.	7,100	250,204
Lockheed Martin Corp.	1,400	96,306
Masco Corp.	11,300	132,775
Medco Health Solutions, Inc. (a)	2,000	112,240
Morgan Stanley	8,200	263,384
National Oilwell Varco, Inc. (a)	3,600	147,564
Netflix, Inc. (a)	600	32,070
Noble Energy, Inc.	5,430	356,371
OpenTable, Inc.	4,500	110,970
Optimer Pharmaceuticals, Inc. (a)	6,700	77,452
Pfizer, Inc.	5,700	97,071
Philip Morris International, Inc.	8,000	378,880
PNC Financial Services Group, Inc.	1,600	78,304
Polo Ralph Lauren Corp. Class A	2,200	163,724
QUALCOMM, Inc.	6,100	252,601
Quicksilver Gas Services LP	6,400	116,480
Rubicon Technology, Inc. (a)	5,500	83,160
Southwestern Energy Co. (a)	9,350	407,473
The Coca-Cola Co.	5,100	271,881
The DIRECTV Group, Inc. (a)	4,000	105,200
The Walt Disney Co.	8,300	227,171
Torchmark Corp.	2,600	105,560
U.S. Bancorp, Delaware	3,200	74,304
Veeco Instruments, Inc. (a)	4,000	97,400
Virgin Media, Inc.	4,800	67,056
Wells Fargo & Co.	3,300	90,816
Weyerhaeuser Co.	2,800	101,752
TOTAL UNITED STATES OF AMERICA		9,378,669
TOTAL COMMON STOCKS (Cost $21,900,102)		23,572,465
Nonconvertible Preferred Stocks - 0.3%

Italy - 0.3%
Fiat SpA (Risparmio Shares) (Cost $44,735)	7,700	73,651
Convertible Bonds - 1.1%
	Principal Amount	Value
United States of America - 1.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 250,000	$ 215,850
Cogent Communications Group, Inc. 1% 6/15/27	80,000	52,600
TOTAL CONVERTIBLE BONDS (Cost $178,899)		268,450
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.20% (e)	352,821	352,821
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	204,159	204,159
TOTAL MONEY MARKET FUNDS (Cost $556,980)		556,980
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $22,680,716)		24,471,546
NET OTHER ASSETS - (1.2)%		(291,860)
NET ASSETS - 100%		$ 24,179,686
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,057
Fidelity Securities Lending Cash Central Fund	16,793
Total	$ 20,850
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 9,378,669	$ 9,378,669	$ -	$ -
United Kingdom	2,098,889	1,746,696	352,193	-
Japan	1,770,099	286,060	1,484,039	-
Canada	1,082,348	1,082,348	-	-
France	1,060,872	1,060,872	-	-
Spain	653,191	247,352	405,839	-
Switzerland	578,961	578,961	-	-
India	537,000	-	537,000	-
Russia	527,368	527,368	-	-
Other	5,958,719	4,461,161	1,497,558	-
Corporate Bonds	268,450	-	268,450	-
Money Market Funds	556,980	556,980	-	-
Total Investments in Securities:	$ 24,471,546	$ 19,926,467	$ 4,545,079	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $12,371,262 of which $9,352,860 and $3,018,402 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $179,589) - See accompanying schedule: Unaffiliated issuers (cost $22,123,736)	$ 23,914,566
Fidelity Central Funds (cost $556,980)	556,980
Total Investments (cost $22,680,716)		$ 24,471,546
Cash		8,570
Foreign currency held at value (cost $64,049)		63,860
Receivable for investments sold		1,552,472
Receivable for fund shares sold		12,573
Dividends receivable		22,821
Interest receivable		3,165
Distributions receivable from Fidelity Central Funds		410
Prepaid expenses		146
Receivable from investment adviser for expense reductions		3,884
Other receivables		23,615
Total assets		26,163,062

Liabilities
Payable for investments purchased Regular delivery	$ 1,549,576
Delayed delivery	86,200
Payable for fund shares redeemed	47,835
Accrued management fee	13,189
Distribution fees payable	10,942
Other affiliated payables	7,927
Other payables and accrued expenses	63,548
Collateral on securities loaned, at value	204,159
Total liabilities		1,983,376

Net Assets		$ 24,179,686
Net Assets consist of:
Paid in capital		$ 34,998,033
Undistributed net investment income		21,196
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,623,573)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,784,030
Net Assets		$ 24,179,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,996,952 ÷ 773,618 shares)	$ 9.04

Maximum offering price per share (100/94.25 of $9.04)	$ 9.59
Class T: Net Asset Value and redemption price per share ($10,494,201 ÷ 1,190,411 shares)	$ 8.82

Maximum offering price per share (100/96.50 of $8.82)	$ 9.14
Class B: Net Asset Value and offering price per share ($2,161,875 ÷ 260,111 shares)A	$ 8.31

Class C: Net Asset Value and offering price per share ($3,378,385 ÷ 406,313 shares)A	$ 8.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,148,273 ÷ 123,282 shares)	$ 9.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 350,598
Interest		37,309
Income from Fidelity Central Funds		20,850
		408,757
Less foreign taxes withheld		(19,804)
Total income		388,953

Expenses
Management fee Basic fee	$ 141,353
Performance adjustment	(30,290)
Transfer agent fees	67,647
Distribution fees	102,443
Accounting and security lending fees	11,229
Custodian fees and expenses	85,957
Independent trustees' compensation	141
Registration fees	53,358
Audit	63,788
Legal	93
Miscellaneous	402
Total expenses before reductions	496,121
Expense reductions	(158,116)	338,005
Net investment income (loss)		50,948
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,667)	(2,886,558)
Foreign currency transactions	(10,136)
Total net realized gain (loss)		(2,896,694)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $9,417)	8,195,122
Assets and liabilities in foreign currencies	116
Total change in net unrealized appreciation (depreciation)		8,195,238
Net gain (loss)		5,298,544
Net increase (decrease) in net assets resulting from operations		$ 5,349,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,948	$ 43,503
Net realized gain (loss)	(2,896,694)	(9,089,973)
Change in net unrealized appreciation (depreciation)	8,195,238	(12,221,513)
Net increase (decrease) in net assets resulting from operations	5,349,492	(21,267,983)
Distributions to shareholders from net investment income	(30,547)	-
Distributions to shareholders from net realized gain	-	(5,633,988)
Total distributions	(30,547)	(5,633,988)
Share transactions - net increase (decrease)	(1,928,677)	(1,207,232)
Redemption fees	261	3,644
Total increase (decrease) in net assets	3,390,529	(28,105,559)

Net Assets
Beginning of period	20,789,157	48,894,716
End of period (including undistributed net investment income of $21,196 and undistributed net investment income of $924, respectively)	$ 24,179,686	$ 20,789,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 15.38	$ 14.83	$ 13.68	$ 11.88
Income from Investment Operations
Net investment income (loss) C	.04	.04	.01	.01	.05
Net realized and unrealized gain (loss)	2.13	(6.74)	2.69	1.20	1.75
Total from investment operations	2.17	(6.70)	2.70	1.21	1.80
Distributions from net investment income	(.01)	-	-	(.04)	-
Distributions from net realized gain	-	(1.80)	(2.15)	(.02)	-
Total distributions	(.01)	(1.80)	(2.15)	(.06)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.04	$ 6.88	$ 15.38	$ 14.83	$ 13.68
Total Return A, B	31.68%	(48.99)%	20.55%	8.86%	15.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	1.90%	1.81%	1.69%	1.76%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.56%
Expenses net of all reductions	1.43%	1.41%	1.45%	1.46%	1.54%
Net investment income (loss)	.53%	.38%	.06%	.06%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,997	$ 6,904	$ 14,000	$ 10,956	$ 10,101
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 15.05	$ 14.59	$ 13.46	$ 11.71
Income from Investment Operations
Net investment income (loss) C	.02	.01	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	2.09	(6.59)	2.64	1.19	1.73
Total from investment operations	2.11	(6.58)	2.61	1.16	1.75
Distributions from net investment income	(.01)	-	-	(.01)	-
Distributions from net realized gain	-	(1.75)	(2.15)	(.02)	-
Total distributions	(.01)	(1.75)	(2.15)	(.03)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.82	$ 6.72	$ 15.05	$ 14.59	$ 13.46
Total Return A, B	31.50%	(49.12)%	20.24%	8.62%	14.94%
Ratios to Average Net Assets D, F
Expenses before reductions	2.50%	2.17%	2.08%	1.99%	2.09%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.69%	1.66%	1.71%	1.71%	1.79%
Net investment income (loss)	.27%	.13%	(.19)%	(.19)%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,494	$ 8,104	$ 22,039	$ 26,780	$ 28,786
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 14.34	$ 14.06	$ 13.01	$ 11.38
Income from Investment Operations
Net investment income (loss) C	(.02)	(.04)	(.09)	(.10)	(.04)
Net realized and unrealized gain (loss)	1.97	(6.25)	2.52	1.15	1.67
Total from investment operations	1.95	(6.29)	2.43	1.05	1.63
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	(1.68)	(2.15)	-	-
Total distributions	(.01)	(1.68)	(2.15)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 6.37	$ 14.34	$ 14.06	$ 13.01
Total Return A, B	30.62%	(49.33)%	19.65%	8.07%	14.32%
Ratios to Average Net Assets D, F
Expenses before reductions	2.98%	2.66%	2.57%	2.52%	2.61%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.18%	2.16%	2.20%	2.22%	2.29%
Net investment income (loss)	(.22)%	(.37)%	(.69)%	(.69)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,162	$ 1,918	$ 5,029	$ 5,788	$ 6,464
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 14.36	$ 14.08	$ 13.02	$ 11.39
Income from Investment Operations
Net investment income (loss) C	(.02)	(.04)	(.09)	(.10)	(.05)
Net realized and unrealized gain (loss)	1.97	(6.26)	2.52	1.16	1.68
Total from investment operations	1.95	(6.30)	2.43	1.06	1.63
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	(1.69)	(2.15)	-	-
Total distributions	(.01)	(1.69)	(2.15)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 6.37	$ 14.36	$ 14.08	$ 13.02
Total Return A, B	30.62%	(49.35)%	19.62%	8.14%	14.31%
Ratios to Average Net Assets D, F
Expenses before reductions	2.97%	2.63%	2.57%	2.50%	2.59%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.18%	2.16%	2.20%	2.21%	2.29%
Net investment income (loss)	(.22)%	(.37)%	(.69)%	(.69)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,378	$ 2,697	$ 5,352	$ 5,348	$ 5,396
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.07	$ 15.76	$ 15.11	$ 13.93	$ 12.06
Income from Investment Operations
Net investment income (loss) B	.06	.07	.05	.05	.09
Net realized and unrealized gain (loss)	2.20	(6.93)	2.75	1.22	1.78
Total from investment operations	2.26	(6.86)	2.80	1.27	1.87
Distributions from net investment income	(.02)	-	-	(.07)	-
Distributions from net realized gain	-	(1.83)	(2.15)	(.02)	-
Total distributions	(.02)	(1.83)	(2.15)	(.09)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.31	$ 7.07	$ 15.76	$ 15.11	$ 13.93
Total Return A	32.03%	(48.89)%	20.88%	9.15%	15.51%
Ratios to Average Net Assets C, E
Expenses before reductions	1.88%	1.51%	1.43%	1.29%	1.42%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.31%
Expenses net of all reductions	1.18%	1.16%	1.20%	1.21%	1.29%
Net investment income (loss)	.78%	.63%	.31%	.31%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,148	$ 1,166	$ 2,476	$ 2,464	$ 1,800
Portfolio turnover rate D	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 14, 2009, have

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3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

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3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

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Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,730,069
Gross unrealized depreciation	(1,394,338)
Net unrealized appreciation (depreciation)	$ 1,335,731

Tax Cost	$ 23,135,815

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 223,984
Capital loss carryforward	$ (12,371,262)
Net unrealized appreciation (depreciation)	$ 1,332,891

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Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 30,547	$ 4,443,400
Long-term Capital Gains	-	1,190,588
Total	$ 30,547	$ 5,633,988

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,983,635 and $51,466,604, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in June 2008. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 14,333	$ 962
Class T	.25%	.25%	42,376	40
Class B	.75%	.25%	18,296	13,738
Class C	.75%	.25%	27,438	2,405
			$ 102,443	$ 17,145

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,278
Class T	2,511
Class B*	5,420
Class C*	68
$ 11,277

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,041.33
Class T	31,128.37
Class B	6,109.33
Class C	9,213.33
Institutional Class	2,156.21
	$ 67,647

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,088 for the period.

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7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $101 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,793.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 41,795
Class T	1.75%	63,670
Class B	2.25%	13,524
Class C	2.25%	19,927
Institutional Class	1.25%	6,479
		$ 145,395

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,721 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 9,964	$ -
Class T	12,905	-
Class B	2,090	-
Class C	2,937	-
Institutional Class	2,651	-
Total	$ 30,547	$ -
From net realized gain
Class A	$ -	$ 1,564,268
Class T	-	2,554,809
Class B	-	579,670
Class C	-	647,099
Institutional Class	-	288,142
Total	$ -	$ 5,633,988

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Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	202,494	418,198	$ 1,551,596	$ 4,437,285
Reinvestment of distributions	1,584	119,266	9,506	1,527,791
Shares redeemed	(433,602)	(444,363)	(2,853,060)	(5,018,995)
Net increase (decrease)	(229,524)	93,101	$ (1,291,958)	$ 946,081
Class T
Shares sold	218,150	231,838	$ 1,562,039	$ 2,533,231
Reinvestment of distributions	2,148	200,342	12,590	2,512,291
Shares redeemed	(235,220)	(690,912)	(1,618,407)	(7,517,985)
Net increase (decrease)	(14,922)	(258,732)	$ (43,778)	$ (2,472,463)
Class B
Shares sold	54,249	43,331	$ 377,037	$ 444,725
Reinvestment of distributions	341	43,292	1,894	516,478
Shares redeemed	(95,791)	(135,936)	(611,596)	(1,380,376)
Net increase (decrease)	(41,201)	(49,313)	$ (232,665)	$ (419,173)
Class C
Shares sold	77,779	101,121	$ 549,994	$ 1,020,088
Reinvestment of distributions	477	50,878	2,645	606,979
Shares redeemed	(95,347)	(101,263)	(616,538)	(997,298)
Net increase (decrease)	(17,091)	50,736	$ (63,899)	$ 629,769
Institutional Class
Shares sold	23,710	14,690	$ 163,841	$ 163,737
Reinvestment of distributions	221	10,610	1,361	139,410
Shares redeemed	(65,564)	(17,519)	(461,579)	(194,593)
Net increase (decrease)	(41,633)	7,781	$ (296,377)	$ 108,554

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.031	$0.080
Class T	12/07/09	12/04/09	$0.012	$0.080
Class B	12/07/09	12/04/09	$0.000	$0.054
Class C	12/07/09	12/04/09	$0.000	$0.057

Class A designates 61%, Class T designates 72%, Class B designates 100%, Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class B, Class C, and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1209
1.784744.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	32.03%	0.56%	0.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Capital Appreciation Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity® Advisor Global Capital Appreciation Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 31.68%, 31.50%, 30.62% and 30.62%, respectively (excluding sales charges), versus 23.15% for the MSCI All Country World Index. Both of the fund's subportfolios handily beat their respective benchmarks. In the international "sub," stock selection in materials, financials, health care and energy helped. Only industrials detracted modestly. An out-of-index position in investment bank Morgan Stanley contributed amid easing concerns about its balance sheet. Also bolstering results were U.K.-based metals and minerals producer Rio Tinto and Belgian brewer Anheuser-Busch InBev. Conversely, an out-of-index position in commercial bank Citigroup detracted, as did Japanese finance company ORIX. In the U.S. subportfolio, stock picking in consumer discretionary, energy, health care and materials aided results, paced by online travel retailer Expedia and broad-based online retailer Amazon.com. Gold miner Goldcorp also bolstered performance and was the fund's top relative contributor overall. Detractors included bank Wells Fargo and railroad Norfolk Southern. Some stocks mentioned were sold by period end.

Comments from Sammy Simnegar and Victor Thay, Co-Portfolio Managers of Fidelity® Advisor Global Capital Appreciation Fund: During the past year, the fund's Institutional Class shares returned 32.03%, versus 23.15% for the MSCI All Country World Index. Both of the fund's subportfolios handily beat their respective benchmarks. In the international "sub," stock selection in materials, financials, health care and energy helped. Only industrials detracted modestly. An out-of-index position in investment bank Morgan Stanley contributed amid easing concerns about its balance sheet. Also bolstering results were U.K.-based metals and minerals producer Rio Tinto and Belgian brewer Anheuser-Busch InBev. Conversely, an out-of-index position in commercial bank Citigroup detracted, as did Japanese finance company ORIX. In the U.S. subportfolio, stock picking in consumer discretionary, energy, health care and materials aided results, paced by online travel retailer Expedia and broad-based online retailer Amazon.com. Gold miner Goldcorp also bolstered performance and was the fund's top relative contributor overall. Detractors included bank Wells Fargo and railroad Norfolk Southern. Some stocks mentioned were sold by period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,278.60	$ 8.61
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,278.30	$ 10.05
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,274.50	$ 12.90
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,274.50	$ 12.90
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,280.60	$ 7.19
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (United States of America, Internet Software & Services)	1.7	1.9
Southwestern Energy Co. (United States of America, Oil, Gas & Consumable Fuels)	1.7	2.0
JPMorgan Chase & Co. (United States of America, Diversified Financial Services)	1.6	1.5
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	1.6	1.7
Amazon.com, Inc. (United States of America, Internet & Catalog Retail)	1.6	1.2
	8.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	19.0
Information Technology	14.6	13.1
Energy	12.4	12.0
Industrials	11.6	11.7
Consumer Discretionary	9.5	11.0
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	39.9	44.1
United Kingdom	8.7	7.7
Japan	7.3	8.3
Canada	4.5	4.2
France	4.4	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 97.8%	Stocks 95.1%
Bonds 1.1%	Bonds 1.9%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets 3.0%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 2.1%
Karoon Gas Australia Ltd. (a)	5,469	$ 37,027
MacArthur Coal Ltd.	7,867	58,909
Origin Energy Ltd.	5,524	79,182
OZ Minerals Ltd. (a)	65,148	68,101
Paladin Energy Ltd. (a)	17,256	62,410
Westfield Group unit	8,568	92,795
Woolworths Ltd.	4,093	104,729
TOTAL AUSTRALIA		503,153
Bailiwick of Guernsey - 0.3%
Raven Russia Ltd.	100,300	71,633
Belgium - 1.0%
Anheuser-Busch InBev SA NV	2,696	126,973
Fortis (a)	27,425	119,135
TOTAL BELGIUM		246,108
Bermuda - 1.0%
Dufry South America Ltd. unit	3,596	62,479
Huabao International Holdings Ltd.	76,000	72,495
Northern Offshore Ltd. (a)	60,000	94,305
Scorpion Offshore Ltd. (a)	6,000	24,100
TOTAL BERMUDA		253,379
Brazil - 1.6%
Banco Santander (Brasil) SA ADR (a)	7,800	92,508
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	4,500	71,055
PDG Realty S.A. Empreendimentos e Participacoes	8,600	71,781
Vivo Participacoes SA sponsored ADR	3,600	87,300
Votorantim Celulose e Papel SA sponsored ADR (a)	5,513	75,749
TOTAL BRAZIL		398,393
Canada - 4.5%
Agnico-Eagle Mines Ltd. (Canada)	3,400	180,856
Canadian Imperial Bank of Commerce	1,700	97,336
Consolidated Thompson Iron Mines Ltd. (a)	18,100	83,576
Eastern Platinum Ltd. (a)	54,700	36,371
First Quantum Minerals Ltd.	1,200	82,028
First Uranium Corp. (a)	62,900	156,836
Grande Cache Coal Corp. (a)	21,200	73,026
Niko Resources Ltd.	900	72,808
OPTI Canada, Inc. (a)(c)	40,500	71,062
Common Stocks - continued
	Shares	Value
Canada - continued
Research In Motion Ltd. (a)	1,800	$ 105,714
Suncor Energy, Inc.	3,700	122,735
TOTAL CANADA		1,082,348
Cayman Islands - 1.3%
China High Speed Transmission Equipment Group Co. Ltd.	14,000	28,078
Himax Technologies, Inc. sponsored ADR (c)	26,300	69,432
JA Solar Holdings Co. Ltd. ADR (a)	20,521	78,595
Peak Sport Products Co. Ltd.	170,000	72,716
Trina Solar Ltd. ADR (a)(c)	1,900	61,712
TOTAL CAYMAN ISLANDS		310,533
China - 0.8%
China Construction Bank Corp. (H Shares)	137,000	118,115
NetEase.com, Inc. sponsored ADR (a)	1,909	73,726
TOTAL CHINA		191,841
Cyprus - 0.3%
Mirland Development Corp. PLC (a)(d)	24,400	66,199
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	1,500	74,779
Denmark - 1.1%
Carlsberg AS Series B	1,100	77,642
Novo Nordisk AS Series B	1,509	93,981
Vestas Wind Systems AS (a)	1,223	86,687
TOTAL DENMARK		258,310
Egypt - 0.3%
Orascom Telecom Holding SAE unit	2,000	68,200
France - 4.4%
Atos Origin SA (a)	1,540	72,382
AXA SA sponsored ADR	4,700	116,560
BNP Paribas SA	2,214	167,625
Credit Agricole SA	5,200	100,280
Iliad Group SA	666	72,230
Nexity	1,800	67,226
Renault SA (a)	1,700	76,550
Saft Groupe SA	1,347	70,100
Sanofi-Aventis sponsored ADR	4,800	177,216
Societe Generale Series A	2,107	140,703
TOTAL FRANCE		1,060,872
Common Stocks - continued
	Shares	Value
Germany - 1.3%
Aixtron AG	5,000	$ 149,877
HeidelbergCement AG	1,374	82,352
Metro AG	1,300	72,235
TOTAL GERMANY		304,464
Greece - 0.3%
Hellenic Telecommunications Organization SA	4,211	71,262
Hong Kong - 0.6%
China Resources Power Holdings Co. Ltd.	34,000	70,438
China Unicom (Hong Kong) Ltd. sponsored ADR	6,300	79,695
TOTAL HONG KONG		150,133
India - 2.2%
Bank of Baroda	6,727	72,689
BGR Energy Systems Ltd.	6,933	68,668
ICSA (India) Ltd.	26,873	101,672
Indiabulls Real Estate Ltd. (a)	13,720	71,831
MIC Electronics Ltd.	82,640	64,356
Reliance Industries Ltd.	2,458	99,530
Sintex Industries Ltd.	13,243	58,254
TOTAL INDIA		537,000
Ireland - 1.7%
Cooper Industries PLC Class A	6,400	247,616
Covidien PLC	1,600	67,392
Ingersoll-Rand Co. Ltd.	3,400	107,406
TOTAL IRELAND		422,414
Israel - 1.9%
Bezeq Israeli Telecommunication Corp. Ltd.	32,400	72,494
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,652	386,273
TOTAL ISRAEL		458,767
Italy - 0.5%
Intesa Sanpaolo SpA	30,825	130,412
Japan - 7.3%
eAccess Ltd.	111	77,856
Elpida Memory, Inc. (a)	5,200	67,942
Hitachi Ltd.	26,000	83,955
Itochu Corp.	13,000	82,175
Japan Tobacco, Inc.	33	92,587
JTEKT Corp.	6,500	68,669
Common Stocks - continued
	Shares	Value
Japan - continued
Kyocera Corp.	1,100	$ 92,278
Mazda Motor Corp.	33,000	74,481
Mitsubishi Corp.	4,800	101,767
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	34,500	183,195
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,340	69,703
Mitsui & Co. Ltd.	7,300	95,876
ORIX Corp.	1,960	126,613
Sapporo Breweries Ltd.	16,000	83,547
Softbank Corp.	4,000	94,261
Sony Corp. sponsored ADR	3,500	102,865
Sumco Corp.	3,600	68,704
Sumitomo Mitsui Financial Group, Inc.	3,300	112,174
Toshiba Corp.	16,000	91,451
TOTAL JAPAN		1,770,099
Korea (South) - 1.7%
DigiTech Systems Co., Ltd. (a)	1,397	28,986
Hanjin Heavy Industries & Consolidated Co. Ltd.	5,978	106,424
Hyundai Mipo Dockyard Co. Ltd.	1,242	101,946
LG Corp.	1,339	75,581
Lumens Co. Ltd. (a)	17,954	99,723
TOTAL KOREA (SOUTH)		412,660
Luxembourg - 0.3%
Millicom International Cellular SA (a)	1,200	75,192
Netherlands - 0.8%
Gemalto NV (a)	1,847	77,964
ING Groep NV sponsored ADR (a)	8,600	110,940
TOTAL NETHERLANDS		188,904
Netherlands Antilles - 0.7%
Schlumberger Ltd.	2,600	161,720
Norway - 0.6%
DnB NOR ASA (a)	6,800	78,319
Sevan Marine ASA (a)	49,000	79,497
TOTAL NORWAY		157,816
Qatar - 0.4%
Commercial Bank of Qatar GDR (Reg. S)	24,003	94,922
Russia - 2.2%
LSR Group OJSC GDR (Reg. S) (a)	10,100	75,649
Mechel Steel Group OAO sponsored ADR	4,600	78,936
Common Stocks - continued
	Shares	Value
Russia - continued
OAO Gazprom sponsored ADR	5,926	$ 140,031
OAO NOVATEK GDR	1,500	75,750
OGK-2 JSC GDR (Reg. S) (a)	21,600	72,598
RusHydro JSC sponsored ADR (a)	23,709	84,404
TOTAL RUSSIA		527,368
South Africa - 1.7%
African Bank Investments Ltd.	18,500	72,934
MTN Group Ltd.	6,300	94,752
Murray & Roberts Holdings Ltd.	10,300	74,331
Naspers Ltd. Class N	2,400	87,380
Raubex Group Ltd.	25,700	80,595
TOTAL SOUTH AFRICA		409,992
Spain - 2.7%
Banco Santander SA	12,886	207,351
EDP Renovaveis SA (a)	7,864	78,460
Grupo Acciona SA	642	78,507
NH Hoteles SA (a)	17,229	90,385
Telefonica SA	7,108	198,488
TOTAL SPAIN		653,191
Sweden - 0.6%
EnergyO Solutions AB (a)	30,100	146,854
Switzerland - 2.4%
ACE Ltd.	4,000	205,440
Actelion Ltd. (Reg.) (a)	1,960	108,210
Swiss Reinsurance Co. (Reg.)	2,225	91,116
UBS AG (NY Shares) (a)	10,500	174,195
TOTAL SWITZERLAND		578,961
Taiwan - 0.9%
Prime View International Co. Ltd.	45,000	73,049
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,074	143,806
TOTAL TAIWAN		216,855
Ukraine - 0.2%
Ukrnafta Open JSC sponsored ADR (a)(d)	300	40,173
United Kingdom - 8.7%
Anglo American PLC (United Kingdom) (a)	3,600	130,917
Barclays PLC Sponsored ADR	8,400	175,560
BG Group PLC	8,546	148,025
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BT Group PLC	43,500	$ 93,250
Cairn Energy PLC (a)	1,648	71,484
Carphone Warehouse Group PLC	22,446	67,844
Centrica PLC	25,626	104,467
Debenhams PLC	53,930	68,974
HSBC Holdings PLC sponsored ADR	5,200	288,028
Imperial Tobacco Group PLC	3,490	103,138
Lloyds TSB Group PLC	68,500	97,877
Royal Dutch Shell PLC Class B	8,992	258,943
SABMiller PLC	3,600	94,745
Taylor Wimpey PLC (a)	120,700	73,361
Tesco PLC	21,936	146,705
Vedanta Resources PLC	2,200	75,598
Xstrata PLC	6,900	99,973
TOTAL UNITED KINGDOM		2,098,889
United States of America - 38.8%
Activision Blizzard, Inc. (a)	11,600	125,628
Air Products & Chemicals, Inc.	1,500	115,695
Amazon.com, Inc. (a)	3,200	380,192
Apple, Inc. (a)	1,400	263,900
Applied Materials, Inc.	12,300	150,060
Bank of America Corp.	11,800	172,044
Berkshire Hathaway, Inc. Class B (a)	52	170,716
C. R. Bard, Inc.	2,300	172,661
Charles Schwab Corp.	5,900	102,306
CME Group, Inc.	900	272,349
CSX Corp.	5,900	248,862
Cummins, Inc.	4,600	198,076
Danaher Corp.	2,800	191,044
Deere & Co.	2,500	113,875
DISH Network Corp. Class A (a)	6,100	106,140
Ener1, Inc. (a)	16,180	80,738
ev3, Inc. (a)	7,800	91,884
Expedia, Inc. (a)	10,550	239,169
Google, Inc. Class A (a)	780	418,173
Henry Schein, Inc. (a)	2,000	105,660
Hewlett-Packard Co.	4,700	223,062
Humana, Inc. (a)	3,500	131,530
Illumina, Inc. (a)	2,300	73,830
Johnson & Johnson	4,900	289,345
JPMorgan Chase & Co.	9,300	388,461
Common Stocks - continued
	Shares	Value
United States of America - continued
Juniper Networks, Inc. (a)	10,000	$ 255,100
Landstar System, Inc.	7,100	250,204
Lockheed Martin Corp.	1,400	96,306
Masco Corp.	11,300	132,775
Medco Health Solutions, Inc. (a)	2,000	112,240
Morgan Stanley	8,200	263,384
National Oilwell Varco, Inc. (a)	3,600	147,564
Netflix, Inc. (a)	600	32,070
Noble Energy, Inc.	5,430	356,371
OpenTable, Inc.	4,500	110,970
Optimer Pharmaceuticals, Inc. (a)	6,700	77,452
Pfizer, Inc.	5,700	97,071
Philip Morris International, Inc.	8,000	378,880
PNC Financial Services Group, Inc.	1,600	78,304
Polo Ralph Lauren Corp. Class A	2,200	163,724
QUALCOMM, Inc.	6,100	252,601
Quicksilver Gas Services LP	6,400	116,480
Rubicon Technology, Inc. (a)	5,500	83,160
Southwestern Energy Co. (a)	9,350	407,473
The Coca-Cola Co.	5,100	271,881
The DIRECTV Group, Inc. (a)	4,000	105,200
The Walt Disney Co.	8,300	227,171
Torchmark Corp.	2,600	105,560
U.S. Bancorp, Delaware	3,200	74,304
Veeco Instruments, Inc. (a)	4,000	97,400
Virgin Media, Inc.	4,800	67,056
Wells Fargo & Co.	3,300	90,816
Weyerhaeuser Co.	2,800	101,752
TOTAL UNITED STATES OF AMERICA		9,378,669
TOTAL COMMON STOCKS (Cost $21,900,102)		23,572,465
Nonconvertible Preferred Stocks - 0.3%

Italy - 0.3%
Fiat SpA (Risparmio Shares) (Cost $44,735)	7,700	73,651
Convertible Bonds - 1.1%
	Principal Amount	Value
United States of America - 1.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 250,000	$ 215,850
Cogent Communications Group, Inc. 1% 6/15/27	80,000	52,600
TOTAL CONVERTIBLE BONDS (Cost $178,899)		268,450
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 0.20% (e)	352,821	352,821
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	204,159	204,159
TOTAL MONEY MARKET FUNDS (Cost $556,980)		556,980
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $22,680,716)		24,471,546
NET OTHER ASSETS - (1.2)%		(291,860)
NET ASSETS - 100%		$ 24,179,686
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,057
Fidelity Securities Lending Cash Central Fund	16,793
Total	$ 20,850
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 9,378,669	$ 9,378,669	$ -	$ -
United Kingdom	2,098,889	1,746,696	352,193	-
Japan	1,770,099	286,060	1,484,039	-
Canada	1,082,348	1,082,348	-	-
France	1,060,872	1,060,872	-	-
Spain	653,191	247,352	405,839	-
Switzerland	578,961	578,961	-	-
India	537,000	-	537,000	-
Russia	527,368	527,368	-	-
Other	5,958,719	4,461,161	1,497,558	-
Corporate Bonds	268,450	-	268,450	-
Money Market Funds	556,980	556,980	-	-
Total Investments in Securities:	$ 24,471,546	$ 19,926,467	$ 4,545,079	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $12,371,262 of which $9,352,860 and $3,018,402 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $179,589) - See accompanying schedule: Unaffiliated issuers (cost $22,123,736)	$ 23,914,566
Fidelity Central Funds (cost $556,980)	556,980
Total Investments (cost $22,680,716)		$ 24,471,546
Cash		8,570
Foreign currency held at value (cost $64,049)		63,860
Receivable for investments sold		1,552,472
Receivable for fund shares sold		12,573
Dividends receivable		22,821
Interest receivable		3,165
Distributions receivable from Fidelity Central Funds		410
Prepaid expenses		146
Receivable from investment adviser for expense reductions		3,884
Other receivables		23,615
Total assets		26,163,062

Liabilities
Payable for investments purchased Regular delivery	$ 1,549,576
Delayed delivery	86,200
Payable for fund shares redeemed	47,835
Accrued management fee	13,189
Distribution fees payable	10,942
Other affiliated payables	7,927
Other payables and accrued expenses	63,548
Collateral on securities loaned, at value	204,159
Total liabilities		1,983,376

Net Assets		$ 24,179,686
Net Assets consist of:
Paid in capital		$ 34,998,033
Undistributed net investment income		21,196
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,623,573)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,784,030
Net Assets		$ 24,179,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,996,952 ÷ 773,618 shares)	$ 9.04

Maximum offering price per share (100/94.25 of $9.04)	$ 9.59
Class T: Net Asset Value and redemption price per share ($10,494,201 ÷ 1,190,411 shares)	$ 8.82

Maximum offering price per share (100/96.50 of $8.82)	$ 9.14
Class B: Net Asset Value and offering price per share ($2,161,875 ÷ 260,111 shares)A	$ 8.31

Class C: Net Asset Value and offering price per share ($3,378,385 ÷ 406,313 shares)A	$ 8.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,148,273 ÷ 123,282 shares)	$ 9.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 350,598
Interest		37,309
Income from Fidelity Central Funds		20,850
		408,757
Less foreign taxes withheld		(19,804)
Total income		388,953

Expenses
Management fee Basic fee	$ 141,353
Performance adjustment	(30,290)
Transfer agent fees	67,647
Distribution fees	102,443
Accounting and security lending fees	11,229
Custodian fees and expenses	85,957
Independent trustees' compensation	141
Registration fees	53,358
Audit	63,788
Legal	93
Miscellaneous	402
Total expenses before reductions	496,121
Expense reductions	(158,116)	338,005
Net investment income (loss)		50,948
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,667)	(2,886,558)
Foreign currency transactions	(10,136)
Total net realized gain (loss)		(2,896,694)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $9,417)	8,195,122
Assets and liabilities in foreign currencies	116
Total change in net unrealized appreciation (depreciation)		8,195,238
Net gain (loss)		5,298,544
Net increase (decrease) in net assets resulting from operations		$ 5,349,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,948	$ 43,503
Net realized gain (loss)	(2,896,694)	(9,089,973)
Change in net unrealized appreciation (depreciation)	8,195,238	(12,221,513)
Net increase (decrease) in net assets resulting from operations	5,349,492	(21,267,983)
Distributions to shareholders from net investment income	(30,547)	-
Distributions to shareholders from net realized gain	-	(5,633,988)
Total distributions	(30,547)	(5,633,988)
Share transactions - net increase (decrease)	(1,928,677)	(1,207,232)
Redemption fees	261	3,644
Total increase (decrease) in net assets	3,390,529	(28,105,559)

Net Assets
Beginning of period	20,789,157	48,894,716
End of period (including undistributed net investment income of $21,196 and undistributed net investment income of $924, respectively)	$ 24,179,686	$ 20,789,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 15.38	$ 14.83	$ 13.68	$ 11.88
Income from Investment Operations
Net investment income (loss) C	.04	.04	.01	.01	.05
Net realized and unrealized gain (loss)	2.13	(6.74)	2.69	1.20	1.75
Total from investment operations	2.17	(6.70)	2.70	1.21	1.80
Distributions from net investment income	(.01)	-	-	(.04)	-
Distributions from net realized gain	-	(1.80)	(2.15)	(.02)	-
Total distributions	(.01)	(1.80)	(2.15)	(.06)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.04	$ 6.88	$ 15.38	$ 14.83	$ 13.68
Total Return A, B	31.68%	(48.99)%	20.55%	8.86%	15.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	1.90%	1.81%	1.69%	1.76%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.56%
Expenses net of all reductions	1.43%	1.41%	1.45%	1.46%	1.54%
Net investment income (loss)	.53%	.38%	.06%	.06%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,997	$ 6,904	$ 14,000	$ 10,956	$ 10,101
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 15.05	$ 14.59	$ 13.46	$ 11.71
Income from Investment Operations
Net investment income (loss) C	.02	.01	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	2.09	(6.59)	2.64	1.19	1.73
Total from investment operations	2.11	(6.58)	2.61	1.16	1.75
Distributions from net investment income	(.01)	-	-	(.01)	-
Distributions from net realized gain	-	(1.75)	(2.15)	(.02)	-
Total distributions	(.01)	(1.75)	(2.15)	(.03)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.82	$ 6.72	$ 15.05	$ 14.59	$ 13.46
Total Return A, B	31.50%	(49.12)%	20.24%	8.62%	14.94%
Ratios to Average Net Assets D, F
Expenses before reductions	2.50%	2.17%	2.08%	1.99%	2.09%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.69%	1.66%	1.71%	1.71%	1.79%
Net investment income (loss)	.27%	.13%	(.19)%	(.19)%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,494	$ 8,104	$ 22,039	$ 26,780	$ 28,786
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 14.34	$ 14.06	$ 13.01	$ 11.38
Income from Investment Operations
Net investment income (loss) C	(.02)	(.04)	(.09)	(.10)	(.04)
Net realized and unrealized gain (loss)	1.97	(6.25)	2.52	1.15	1.67
Total from investment operations	1.95	(6.29)	2.43	1.05	1.63
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	(1.68)	(2.15)	-	-
Total distributions	(.01)	(1.68)	(2.15)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 6.37	$ 14.34	$ 14.06	$ 13.01
Total Return A, B	30.62%	(49.33)%	19.65%	8.07%	14.32%
Ratios to Average Net Assets D, F
Expenses before reductions	2.98%	2.66%	2.57%	2.52%	2.61%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.18%	2.16%	2.20%	2.22%	2.29%
Net investment income (loss)	(.22)%	(.37)%	(.69)%	(.69)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,162	$ 1,918	$ 5,029	$ 5,788	$ 6,464
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 14.36	$ 14.08	$ 13.02	$ 11.39
Income from Investment Operations
Net investment income (loss) C	(.02)	(.04)	(.09)	(.10)	(.05)
Net realized and unrealized gain (loss)	1.97	(6.26)	2.52	1.16	1.68
Total from investment operations	1.95	(6.30)	2.43	1.06	1.63
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	(1.69)	(2.15)	-	-
Total distributions	(.01)	(1.69)	(2.15)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 6.37	$ 14.36	$ 14.08	$ 13.02
Total Return A, B	30.62%	(49.35)%	19.62%	8.14%	14.31%
Ratios to Average Net Assets D, F
Expenses before reductions	2.97%	2.63%	2.57%	2.50%	2.59%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.18%	2.16%	2.20%	2.21%	2.29%
Net investment income (loss)	(.22)%	(.37)%	(.69)%	(.69)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,378	$ 2,697	$ 5,352	$ 5,348	$ 5,396
Portfolio turnover rate E	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.07	$ 15.76	$ 15.11	$ 13.93	$ 12.06
Income from Investment Operations
Net investment income (loss) B	.06	.07	.05	.05	.09
Net realized and unrealized gain (loss)	2.20	(6.93)	2.75	1.22	1.78
Total from investment operations	2.26	(6.86)	2.80	1.27	1.87
Distributions from net investment income	(.02)	-	-	(.07)	-
Distributions from net realized gain	-	(1.83)	(2.15)	(.02)	-
Total distributions	(.02)	(1.83)	(2.15)	(.09)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.31	$ 7.07	$ 15.76	$ 15.11	$ 13.93
Total Return A	32.03%	(48.89)%	20.88%	9.15%	15.51%
Ratios to Average Net Assets C, E
Expenses before reductions	1.88%	1.51%	1.43%	1.29%	1.42%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.31%
Expenses net of all reductions	1.18%	1.16%	1.20%	1.21%	1.29%
Net investment income (loss)	.78%	.63%	.31%	.31%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,148	$ 1,166	$ 2,476	$ 2,464	$ 1,800
Portfolio turnover rate D	258%	257%	102%	251%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 14, 2009, have

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,730,069
Gross unrealized depreciation	(1,394,338)
Net unrealized appreciation (depreciation)	$ 1,335,731

Tax Cost	$ 23,135,815

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 223,984
Capital loss carryforward	$ (12,371,262)
Net unrealized appreciation (depreciation)	$ 1,332,891

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 30,547	$ 4,443,400
Long-term Capital Gains	-	1,190,588
Total	$ 30,547	$ 5,633,988

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,983,635 and $51,466,604, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in June 2008. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 14,333	$ 962
Class T	.25%	.25%	42,376	40
Class B	.75%	.25%	18,296	13,738
Class C	.75%	.25%	27,438	2,405
			$ 102,443	$ 17,145

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,278
Class T	2,511
Class B*	5,420
Class C*	68
$ 11,277

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,041.33
Class T	31,128.37
Class B	6,109.33
Class C	9,213.33
Institutional Class	2,156.21
	$ 67,647

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,088 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $101 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $16,793.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 41,795
Class T	1.75%	63,670
Class B	2.25%	13,524
Class C	2.25%	19,927
Institutional Class	1.25%	6,479
		$ 145,395

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,721 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 9,964	$ -
Class T	12,905	-
Class B	2,090	-
Class C	2,937	-
Institutional Class	2,651	-
Total	$ 30,547	$ -
From net realized gain
Class A	$ -	$ 1,564,268
Class T	-	2,554,809
Class B	-	579,670
Class C	-	647,099
Institutional Class	-	288,142
Total	$ -	$ 5,633,988

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	202,494	418,198	$ 1,551,596	$ 4,437,285
Reinvestment of distributions	1,584	119,266	9,506	1,527,791
Shares redeemed	(433,602)	(444,363)	(2,853,060)	(5,018,995)
Net increase (decrease)	(229,524)	93,101	$ (1,291,958)	$ 946,081
Class T
Shares sold	218,150	231,838	$ 1,562,039	$ 2,533,231
Reinvestment of distributions	2,148	200,342	12,590	2,512,291
Shares redeemed	(235,220)	(690,912)	(1,618,407)	(7,517,985)
Net increase (decrease)	(14,922)	(258,732)	$ (43,778)	$ (2,472,463)
Class B
Shares sold	54,249	43,331	$ 377,037	$ 444,725
Reinvestment of distributions	341	43,292	1,894	516,478
Shares redeemed	(95,791)	(135,936)	(611,596)	(1,380,376)
Net increase (decrease)	(41,201)	(49,313)	$ (232,665)	$ (419,173)
Class C
Shares sold	77,779	101,121	$ 549,994	$ 1,020,088
Reinvestment of distributions	477	50,878	2,645	606,979
Shares redeemed	(95,347)	(101,263)	(616,538)	(997,298)
Net increase (decrease)	(17,091)	50,736	$ (63,899)	$ 629,769
Institutional Class
Shares sold	23,710	14,690	$ 163,841	$ 163,737
Reinvestment of distributions	221	10,610	1,361	139,410
Shares redeemed	(65,564)	(17,519)	(461,579)	(194,593)
Net increase (decrease)	(41,633)	7,781	$ (296,377)	$ 108,554

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.051	$0.080

Institutional Class designates 49% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1209
1.784745.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	38.18%	0.27%	1.05%
Class T (incl. 3.50% sales charge)	41.11%	0.52%	1.07%
Class B (incl. contingent deferred sales charge) A	40.50%	0.46%	1.09%
Class C (incl. contingent deferred sales charge) B	44.26%	0.73%	0.93%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 46.61%, 46.23%, 45.50% and 45.26%, respectively (excluding sales charges), handily beating the 34.26% return of the MSCI All Country World ex USA Index. Stock selection in materials accounted for roughly half of the fund's edge over the index. Also helping were my picks in energy, telecommunications services, health care and financials, among other sectors. In fact, industrials was the only detracting sector. Investment bank Morgan Stanley was our top contributor, as the company's woes during the credit crisis gave way to a soaring stock price amid easing concerns about its balance sheet. Also bolstering our results was U.K.-based metals and minerals producer Rio Tinto, Belgian brewer Anheuser-Busch InBev, Russian steel producer Evraz Group, Swiss copper and coal miner Xstrata, and Canadian gold producer Agnico-Eagle Mines. German LED lighting equipment maker Aixtron helped as well. Conversely, commercial bank Citigroup suffered serious deterioration in its balance sheet and held back performance. Other detractors were Japanese finance company ORIX and copper miner Mercator Minerals. Morgan Stanley, Evraz, Aixtron, Citigroup and Mercator Minerals were out-of-index positions. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,365.50	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class T	1.65%
Actual		$ 1,000.00	$ 1,363.10	$ 9.83
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class B	2.16%
Actual		$ 1,000.00	$ 1,359.40	$ 12.85
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Class C	2.16%
Actual		$ 1,000.00	$ 1,359.40	$ 12.85
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Institutional Class	1.14%
Actual		$ 1,000.00	$ 1,366.90	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.1	1.6
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	0.0
Banco Santander SA (Spain, Commercial Banks)	1.5	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	1.4	1.7
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	1.3	1.6
	8.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.2	23.9
Information Technology	11.2	6.2
Energy	11.1	8.8
Materials	9.1	11.8
Industrials	8.9	9.9
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.0	14.2
Japan	12.5	15.2
France	7.6	9.9
United States of America	7.3	9.7
Canada	6.5	6.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 100.3%	Stocks 97.0%
Short-Term Investments and Net Other Assets† (0.3)%	Short-Term Investments and Net Other Assets 3.0%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Australia - 3.6%
Karoon Gas Australia Ltd. (a)	62,716	$ 424,604
MacArthur Coal Ltd.	90,905	680,707
Origin Energy Ltd.	63,074	904,109
OZ Minerals Ltd. (a)	742,415	776,064
Paladin Energy Ltd. (a)	197,025	712,581
Westfield Group unit	98,324	1,064,895
Woolworths Ltd.	47,296	1,210,184
TOTAL AUSTRALIA		5,773,144
Bailiwick of Guernsey - 0.5%
Raven Russia Ltd.	1,143,200	816,454
Belgium - 1.8%
Anheuser-Busch InBev SA NV	32,405	1,526,177
Fortis (a)	313,700	1,362,718
TOTAL BELGIUM		2,888,895
Bermuda - 1.8%
Dufry South America Ltd. unit	40,982	712,042
Huabao International Holdings Ltd.	863,000	823,198
Northern Offshore Ltd. (a)(c)	730,000	1,147,378
Scorpion Offshore Ltd. (a)	66,000	265,102
TOTAL BERMUDA		2,947,720
Brazil - 2.9%
Banco Santander (Brasil) SA ADR (a)	89,400	1,060,284
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	52,000	821,080
PDG Realty S.A. Empreendimentos e Participacoes	99,200	827,981
Vivo Participacoes SA sponsored ADR	40,600	984,550
Votorantim Celulose e Papel SA sponsored ADR (a)	63,621	874,153
TOTAL BRAZIL		4,568,048
Canada - 6.5%
Canadian Imperial Bank of Commerce	19,500	1,116,498
Consolidated Thompson Iron Mines Ltd. (a)	206,800	954,888
Eastern Platinum Ltd. (a)	626,400	416,501
First Quantum Minerals Ltd.	14,000	956,993
First Uranium Corp. (a)	720,600	1,796,759
Grande Cache Coal Corp. (a)	243,400	838,419
Niko Resources Ltd.	10,700	865,605
OPTI Canada, Inc. (a)(c)	465,200	816,253
Common Stocks - continued
	Shares	Value
Canada - continued
Research In Motion Ltd. (a)	20,900	$ 1,227,457
Suncor Energy, Inc.	41,900	1,389,895
TOTAL CANADA		10,379,268
Cayman Islands - 2.2%
China High Speed Transmission Equipment Group Co. Ltd.	166,000	332,920
Himax Technologies, Inc. sponsored ADR	300,700	793,848
JA Solar Holdings Co. Ltd. ADR (a)	238,100	911,923
Peak Sport Products Co. Ltd.	1,957,000	837,091
Trina Solar Ltd. ADR (a)(c)	21,500	698,320
TOTAL CAYMAN ISLANDS		3,574,102
China - 1.3%
China Construction Bank Corp. (H Shares)	1,512,000	1,303,577
NetEase.com, Inc. sponsored ADR (a)	21,200	818,744
TOTAL CHINA		2,122,321
Cyprus - 0.5%
Mirland Development Corp. PLC (a)(d)	281,000	762,374
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	17,600	877,411
Denmark - 1.9%
Carlsberg AS Series B	12,900	910,534
Novo Nordisk AS Series B	17,300	1,077,445
Vestas Wind Systems AS (a)	14,008	992,896
TOTAL DENMARK		2,980,875
Egypt - 0.5%
Orascom Telecom Holding SAE unit	24,700	842,270
France - 7.6%
Atos Origin SA (a)	16,648	782,478
AXA SA sponsored ADR	53,600	1,329,280
BNP Paribas SA	25,526	1,932,605
Credit Agricole SA	59,500	1,147,437
Iliad Group SA	7,608	825,112
Nexity	21,000	784,307
Renault SA (a)	19,500	878,074
Saft Groupe SA	15,786	821,525
Sanofi-Aventis sponsored ADR	54,800	2,023,216
Societe Generale Series A	23,506	1,569,706
TOTAL FRANCE		12,093,740
Common Stocks - continued
	Shares	Value
Germany - 2.2%
Aixtron AG	56,994	$ 1,708,422
HeidelbergCement AG	16,238	973,245
Metro AG	15,400	855,712
TOTAL GERMANY		3,537,379
Greece - 0.5%
Hellenic Telecommunications Organization SA	47,211	798,943
Hong Kong - 1.1%
China Resources Power Holdings Co. Ltd.	386,000	799,674
China Unicom (Hong Kong) Ltd. sponsored ADR	72,200	913,330
TOTAL HONG KONG		1,713,004
India - 3.9%
Bank of Baroda	76,802	829,888
BGR Energy Systems Ltd.	79,158	784,018
ICSA (India) Ltd.	308,015	1,165,353
Indiabulls Real Estate Ltd. (a)	157,262	823,350
MIC Electronics Ltd.	947,203	737,635
Reliance Industries Ltd.	28,176	1,140,910
Rural Electrification Corp. Ltd.	15,167	63,789
Sintex Industries Ltd.	150,563	662,307
TOTAL INDIA		6,207,250
Ireland - 0.5%
Covidien PLC	20,000	842,400
Israel - 1.8%
Bezeq Israeli Telecommunication Corp. Ltd.	368,900	825,401
Teva Pharmaceutical Industries Ltd. sponsored ADR	39,700	2,004,056
TOTAL ISRAEL		2,829,457
Italy - 0.9%
Intesa Sanpaolo SpA	354,032	1,497,805
Japan - 12.5%
eAccess Ltd.	1,272	892,184
Elpida Memory, Inc. (a)	60,000	783,947
Hitachi Ltd.	294,000	949,336
Itochu Corp.	149,000	941,849
Japan Tobacco, Inc.	381	1,068,957
JTEKT Corp.	73,900	780,713
Kyocera Corp.	12,100	1,015,056
Mazda Motor Corp.	372,000	839,600
Mitsubishi Corp.	52,900	1,121,561
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	396,000	$ 2,102,760
Mitsubishi UFJ Lease & Finance Co. Ltd.	26,640	793,538
Mitsui & Co. Ltd.	79,700	1,046,754
ORIX Corp.	22,660	1,463,800
Sapporo Breweries Ltd. (c)	180,000	939,903
Softbank Corp.	46,200	1,088,711
Sony Corp. sponsored ADR	38,900	1,143,271
Sumco Corp.	40,800	778,644
Sumitomo Mitsui Financial Group, Inc.	36,200	1,230,511
Toshiba Corp.	181,000	1,034,535
TOTAL JAPAN		20,015,630
Korea (South) - 3.0%
DigiTech Systems Co., Ltd. (a)	15,989	331,748
Hanjin Heavy Industries & Consolidated Co. Ltd.	68,566	1,220,650
Hyundai Mipo Dockyard Co. Ltd.	14,244	1,169,179
LG Corp.	15,351	866,495
Lumens Co. Ltd. (a)	205,816	1,143,180
TOTAL KOREA (SOUTH)		4,731,252
Luxembourg - 0.6%
Millicom International Cellular SA (a)	14,900	933,634
Netherlands - 1.3%
Gemalto NV (a)	19,962	842,624
ING Groep NV sponsored ADR (a)	98,200	1,266,780
TOTAL NETHERLANDS		2,109,404
Norway - 1.1%
DnB NOR ASA (a)	78,200	900,664
Sevan Marine ASA (a)(c)	553,528	898,041
TOTAL NORWAY		1,798,705
Qatar - 0.7%
Commercial Bank of Qatar GDR (Reg. S)	275,158	1,088,134
Russia - 3.8%
LSR Group OJSC GDR (Reg. S) (a)	115,800	867,342
Mechel Steel Group OAO sponsored ADR	53,000	909,480
OAO Gazprom sponsored ADR	68,124	1,609,770
OAO NOVATEK GDR	17,100	863,550
OGK-2 JSC GDR (Reg. S) (a)	247,800	832,863
RusHydro JSC sponsored ADR (a)	272,291	969,356
TOTAL RUSSIA		6,052,361
Common Stocks - continued
	Shares	Value
South Africa - 2.9%
African Bank Investments Ltd.	211,700	$ 834,606
MTN Group Ltd.	72,800	1,094,912
Murray & Roberts Holdings Ltd.	111,700	806,099
Naspers Ltd. Class N	27,300	993,947
Raubex Group Ltd.	284,166	891,145
TOTAL SOUTH AFRICA		4,620,709
Spain - 4.6%
Banco Santander SA	147,697	2,376,618
EDP Renovaveis SA (a)	85,459	852,634
Grupo Acciona SA	6,976	853,066
NH Hoteles SA (a)	197,334	1,035,229
Telefonica SA	79,179	2,211,043
TOTAL SPAIN		7,328,590
Sweden - 1.0%
EnergyO Solutions AB (a)	345,400	1,685,165
Switzerland - 2.7%
Actelion Ltd. (Reg.) (a)	22,478	1,240,989
Swiss Reinsurance Co. (Reg.)	25,502	1,044,337
UBS AG (NY Shares) (a)(d)	119,800	1,987,482
TOTAL SWITZERLAND		4,272,808
Taiwan - 0.5%
Prime View International Co. Ltd.	508,000	824,645
Ukraine - 0.3%
Ukrnafta Open JSC sponsored ADR (a)(d)	3,300	441,906
United Kingdom - 15.0%
Anglo American PLC (United Kingdom) (a)	41,900	1,523,730
Barclays PLC Sponsored ADR (c)	96,800	2,023,120
BG Group PLC	97,957	1,696,712
BT Group PLC	475,100	1,018,457
Cairn Energy PLC (a)	19,026	825,279
Carphone Warehouse Group PLC	255,942	773,598
Centrica PLC	283,237	1,154,641
Debenhams PLC	615,217	786,839
HSBC Holdings PLC sponsored ADR (c)	59,400	3,290,170
Imperial Tobacco Group PLC	39,676	1,172,521
Lloyds TSB Group PLC	785,100	1,121,797
Royal Dutch Shell PLC Class B	102,927	2,963,998
SABMiller PLC	41,300	1,086,936
Taylor Wimpey PLC (a)	1,383,394	840,819
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Tesco PLC	250,457	$ 1,675,024
Vedanta Resources PLC	25,900	889,998
Xstrata PLC	78,500	1,137,377
TOTAL UNITED KINGDOM		23,981,016
United States of America - 7.3%
Bank of America Corp.	134,600	1,962,468
Ener1, Inc. (a)	185,453	925,410
JPMorgan Chase & Co.	22,300	931,471
Morgan Stanley	34,400	1,104,928
Pfizer, Inc.	65,400	1,113,762
PNC Financial Services Group, Inc.	18,600	910,284
Rubicon Technology, Inc. (a)(c)	62,920	951,350
U.S. Bancorp, Delaware	36,200	840,564
Veeco Instruments, Inc. (a)	45,100	1,098,185
Virgin Media, Inc.	54,700	764,159
Wells Fargo & Co.	37,800	1,040,256
TOTAL UNITED STATES OF AMERICA		11,642,837
TOTAL COMMON STOCKS (Cost $153,306,134)		159,579,656
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Fiat SpA (Risparmio Shares) (Cost $525,682)	87,600	837,901
Money Market Funds - 3.5%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $5,590,668)	5,590,668	5,590,668
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $159,422,484)		166,008,225
NET OTHER ASSETS - (3.8)%		(6,086,432)
NET ASSETS - 100%		$ 159,921,793
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,160
Fidelity Securities Lending Cash Central Fund	287,765
Total	$ 301,925
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 23,981,016	$ 19,998,561	$ 3,982,455	$ -
Japan	20,015,630	3,246,031	16,769,599	-
France	12,093,740	12,093,740	-	-
United States of America	11,642,837	11,642,837	-	-
Canada	10,379,268	10,379,268	-	-
Spain	7,328,590	2,740,929	4,587,661	-
India	6,207,250	-	6,207,250	-
Russia	6,052,361	6,052,361	-	-
Australia	5,773,144	-	5,773,144	-
Other	56,943,721	45,606,199	11,337,522	-
Money Market Funds	5,590,668	5,590,668	-	-
Total Investments in Securities:	$ 166,008,225	$ 117,350,594	$ 48,657,631	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $124,578,673 of which $100,610,801 and $23,967,872 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,162,311) - See accompanying schedule: Unaffiliated issuers (cost $153,831,816)	$ 160,417,557
Fidelity Central Funds (cost $5,590,668)	5,590,668
Total Investments (cost $159,422,484)		$ 166,008,225
Cash		380,972
Foreign currency held at value (cost $560,395)		561,534
Receivable for investments sold Regular delivery		18,210,669
Delayed delivery		508,514
Receivable for fund shares sold		104,709
Dividends receivable		172,208
Distributions receivable from Fidelity Central Funds		6,028
Prepaid expenses		990
Other receivables		327,267
Total assets		186,281,116

Liabilities
Payable for investments purchased Regular delivery	$ 18,954,725
Delayed delivery	962,847
Payable for fund shares redeemed	473,133
Accrued management fee	73,252
Distribution fees payable	75,294
Other affiliated payables	53,979
Other payables and accrued expenses	175,425
Collateral on securities loaned, at value	5,590,668
Total liabilities		26,359,323

Net Assets		$ 159,921,793
Net Assets consist of:
Paid in capital		$ 278,060,395
Undistributed net investment income		962,200
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,625,077)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,524,275
Net Assets		$ 159,921,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($43,388,800 ÷ 4,644,029 shares)	$ 9.34

Maximum offering price per share (100/94.25 of $9.34)	$ 9.91
Class T: Net Asset Value and redemption price per share ($78,004,838 ÷ 8,515,224 shares)	$ 9.16

Maximum offering price per share (100/96.50 of $9.16)	$ 9.49
Class B: Net Asset Value and offering price per share ($10,661,153 ÷ 1,252,928 shares)A	$ 8.51

Class C: Net Asset Value and offering price per share ($24,574,627 ÷ 2,886,421 shares)A	$ 8.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,292,375 ÷ 332,196 shares)	$ 9.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 2,949,524
Interest		141,947
Income from Fidelity Central Funds (including $287,765 from security lending)		301,925
		3,393,396
Less foreign taxes withheld		(234,640)
Total income		3,158,756

Expenses
Management fee Basic fee	$ 947,925
Performance adjustment	(410,828)
Transfer agent fees	428,802
Distribution fees	710,650
Accounting and security lending fees	70,345
Custodian fees and expenses	177,035
Independent trustees' compensation	948
Registration fees	64,288
Audit	81,624
Legal	691
Miscellaneous	2,115
Total expenses before reductions	2,073,595
Expense reductions	(154,626)	1,918,969
Net investment income (loss)		1,239,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $209,500)	(23,269,816)
Foreign currency transactions	(64,255)
Total net realized gain (loss)		(23,334,071)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $108,264)	73,136,730
Assets and liabilities in foreign currencies	(1,652)
Total change in net unrealized appreciation (depreciation)		73,135,078
Net gain (loss)		49,801,007
Net increase (decrease) in net assets resulting from operations		$ 51,040,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,239,787	$ 1,880,054
Net realized gain (loss)	(23,334,071)	(92,152,180)
Change in net unrealized appreciation (depreciation)	73,135,078	(99,360,272)
Net increase (decrease) in net assets resulting from operations	51,040,794	(189,632,398)
Distributions to shareholders from net investment income	(277,587)	(449,119)
Distributions to shareholders from net realized gain	-	(86,586,412)
Total distributions	(277,587)	(87,035,531)
Share transactions - net increase (decrease)	(18,914,139)	(12,610,728)
Redemption fees	2,824	6,208
Total increase (decrease) in net assets	31,851,892	(289,272,449)

Net Assets
Beginning of period	128,069,901	417,342,350
End of period (including undistributed net investment income of $962,200 and undistributed net investment income of $0, respectively)	$ 159,921,793	$ 128,069,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 18.64	$ 17.79	$ 17.38	$ 15.40
Income from Investment Operations
Net investment income (loss) C	.09	.11	.07	.12	.12
Net realized and unrealized gain (loss)	2.88	(8.42)	3.81	2.73	1.86
Total from investment operations	2.97	(8.31)	3.88	2.85	1.98
Distributions from net investment income	(.02)	(.05)	(.12)	(.20)	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.02)	(3.94)	(3.03) H	(2.44)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.34	$ 6.39	$ 18.64	$ 17.79	$ 17.38
Total Return A, B	46.61%	(55.70)%	24.76%	17.62%	12.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.42%	1.47%	1.43%	1.44%
Expenses net of fee waivers, if any	1.27%	1.42%	1.47%	1.43%	1.44%
Expenses net of all reductions	1.15%	1.25%	1.39%	1.32%	1.30%
Net investment income (loss)	1.22%	.95%	.39%	.70%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,389	$ 35,517	$ 113,579	$ 110,240	$ 113,809
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.28	$ 18.38	$ 17.57	$ 17.18	$ 15.26
Income from Investment Operations
Net investment income (loss) C	.07	.08	.03	.08	.08
Net realized and unrealized gain (loss)	2.82	(8.28)	3.76	2.70	1.84
Total from investment operations	2.89	(8.20)	3.79	2.78	1.92
Distributions from net investment income	(.01)	(.01)	(.07)	(.15)	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.01)	(3.90)	(2.98) H	(2.39)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.16	$ 6.28	$ 18.38	$ 17.57	$ 17.18
Total Return A, B	46.23%	(55.79)%	24.47%	17.38%	12.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.65%	1.69%	1.65%	1.67%
Expenses net of fee waivers, if any	1.52%	1.65%	1.69%	1.65%	1.67%
Expenses net of all reductions	1.41%	1.48%	1.61%	1.54%	1.53%
Net investment income (loss)	.96%	.71%	.18%	.48%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,005	$ 57,603	$ 179,990	$ 188,320	$ 216,717
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.86	$ 17.36	$ 16.72	$ 16.46	$ 14.70
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.06)	(.02)	(.02)
Net realized and unrealized gain (loss)	2.63	(7.75)	3.57	2.57	1.78
Total from investment operations	2.66	(7.73)	3.51	2.55	1.76
Distributions from net investment income	(.01)	-	-	(.05)	-
Distributions from net realized gain	-	(3.77)	(2.87)	(2.24)	-
Total distributions	(.01)	(3.77)	(2.87) H	(2.29)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.51	$ 5.86	$ 17.36	$ 16.72	$ 16.46
Total Return A, B	45.50%	(56.02)%	23.85%	16.58%	11.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.17%	2.24%	2.26%	2.27%
Expenses net of fee waivers, if any	2.02%	2.17%	2.24%	2.25%	2.27%
Expenses net of all reductions	1.90%	2.01%	2.17%	2.14%	2.13%
Net investment income (loss)	.47%	.19%	(.38)%	(.13)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,661	$ 10,356	$ 40,013	$ 51,661	$ 57,168
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.87	$ 17.42	$ 16.80	$ 16.52	$ 14.74
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.05)	(.01)	- G
Net realized and unrealized gain (loss)	2.62	(7.75)	3.57	2.60	1.78
Total from investment operations	2.65	(7.73)	3.52	2.59	1.78
Distributions from net investment income	(.01)	-	-	(.07)	-
Distributions from net realized gain	-	(3.82)	(2.90)	(2.24)	-
Total distributions	(.01)	(3.82)	(2.90) H	(2.31)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.51	$ 5.87	$ 17.42	$ 16.80	$ 16.52
Total Return A, B	45.26%	(55.95)%	23.85%	16.75%	12.08%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.16%	2.19%	2.16%	2.17%
Expenses net of fee waivers, if any	2.02%	2.16%	2.19%	2.16%	2.17%
Expenses net of all reductions	1.90%	2.00%	2.12%	2.05%	2.04%
Net investment income (loss)	.47%	.20%	(.33)%	(.03)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,575	$ 20,973	$ 66,298	$ 66,162	$ 67,429
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.77	$ 19.49	$ 18.46	$ 17.70	$ 15.65
Income from Investment Operations
Net investment income (loss) B	.11	.16	.13	.20	.16
Net realized and unrealized gain (loss)	3.05	(8.88)	3.97	2.80	1.89
Total from investment operations	3.16	(8.72)	4.10	3.00	2.05
Distributions from net investment income	(.02)	(.11)	(.17)	-	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.02)	(4.00)	(3.07) G	(2.24)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.91	$ 6.77	$ 19.49	$ 18.46	$ 17.70
Total Return A	46.85%	(55.51)%	25.16%	18.09%	13.10%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.12%	1.14%	1.04%	1.23%
Expenses net of fee waivers, if any	1.00%	1.12%	1.14%	1.04%	1.23%
Expenses net of all reductions	.89%	.95%	1.07%	.93%	1.09%
Net investment income (loss)	1.48%	1.24%	.72%	1.08%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,292	$ 3,620	$ 17,463	$ 24,536	$ 209,278
Portfolio turnover rate D	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,527,125
Gross unrealized depreciation	(9,655,638)
Net unrealized appreciation (depreciation)	$ 2,871,487

Tax Cost	$ 163,136,738

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,630,050
Capital loss carryforward	$ (124,578,673)
Net unrealized appreciation (depreciation)	$ 2,840,470

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 277,587	$ 61,767,784
Long-term Capital Gains	-	25,267,747
Total	$ 277,587	$ 87,035,531

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $544,015,300 and $558,973,326, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 88,356	$ 801
Class T	.25%	.25%	318,818	-
Class B	.75%	.25%	96,459	72,507
Class C	.75%	.25%	207,017	7,563
			$ 710,650	$ 80,871

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,644
Class T	4,242
Class B*	15,344
Class C*	591
$ 26,821

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 113,359.32
Class T	207,592.32
Class B	31,028.32
Class C	66,682.32
Institutional Class	10,141.30
	$ 428,802

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,594 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $675 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $151,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,058.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 90,651	$ 287,025
Class T	125,926	77,076
Class B	16,994	-
Class C	34,453	-
Institutional Class	9,563	85,018
Total	$ 277,587	$ 449,119
From net realized gain
Class A	$ -	$ 23,298,138
Class T	-	37,538,694
Class B	-	8,239,219
Class C	-	14,357,087
Institutional Class	-	3,153,274
Total	$ -	$ 86,586,412

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	1,129,010	1,431,300	$ 8,639,569	$ 17,317,299
Reinvestment of distributions	15,048	1,636,300	84,718	22,086,470
Shares redeemed	(2,053,924)	(3,607,367)	(14,153,371)	(41,159,063)
Net increase (decrease)	(909,866)	(539,767)	$ (5,429,084)	$ (1,755,294)
Class T
Shares sold	2,801,470	1,551,828	$ 19,344,738	$ 17,883,865
Reinvestment of distributions	22,238	2,762,616	122,972	36,709,081
Shares redeemed	(3,476,400)	(4,939,378)	(24,109,988)	(56,071,739)
Net increase (decrease)	(652,692)	(624,934)	$ (4,642,278)	$ (1,478,793)
Class B
Shares sold	121,733	180,465	$ 814,350	$ 2,040,117
Reinvestment of distributions	2,955	561,875	15,248	6,999,729
Shares redeemed	(638,553)	(1,280,800)	(4,025,209)	(14,130,453)
Net increase (decrease)	(513,865)	(538,460)	$ (3,195,611)	$ (5,090,607)
Class C
Shares sold	347,098	410,295	$ 2,336,196	$ 4,723,686
Reinvestment of distributions	5,910	998,851	30,494	12,453,463
Shares redeemed	(1,042,577)	(1,638,733)	(6,402,136)	(17,110,227)
Net increase (decrease)	(689,569)	(229,587)	$ (4,035,446)	$ 66,922
Institutional Class
Shares sold	52,991	76,928	$ 417,607	$ 984,464
Reinvestment of distributions	1,321	166,560	7,870	2,373,119
Shares redeemed	(257,103)	(604,322)	(2,037,197)	(7,710,539)
Net increase (decrease)	(202,791)	(360,834)	$ (1,611,720)	$ (4,352,956)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/7/09	12/4/09	$0.081	$0.155
Class T	12/7/09	12/4/09	$0.060	$0.155
Class B	12/7/09	12/4/09	$0.030	$0.155
Class C	12/7/09	12/4/09	$0.037	$0.155

Class A designates 40%; Class T designates 44%; Class B designates 50%; and Class C designates 50%; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/8/08	$0.035	$0.0177
Class T	12/8/08	$0.032	$0.0177
Class B	12/8/08	$0.028	$0.0177
Class C	12/8/08	$0.028	$0.0177

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1209
1.784754.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2009

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	46.85%	1.78%	2.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund: During the past year, the fund's Institutional Class shares returned 46.85%, handily beating the 34.26% return of the MSCI All Country World ex USA Index. Stock selection in materials accounted for roughly half of the fund's edge over the index. Also helping were my picks in energy, telecommunications services, health care and financials, among other sectors. In fact, industrials was the only detracting sector. Investment bank Morgan Stanley was our top contributor, as the company's woes during the credit crisis gave way to a soaring stock price amid easing concerns about its balance sheet. Also bolstering our results was U.K.-based metals and minerals producer Rio Tinto, Belgian brewer Anheuser-Busch InBev, Russian steel producer Evraz Group, Swiss copper and coal miner Xstrata, and Canadian gold producer Agnico-Eagle Mines. German LED lighting equipment maker Aixtron helped as well. Conversely, commercial bank Citigroup suffered serious deterioration in its balance sheet and held back performance. Other detractors were Japanese finance company ORIX and copper miner Mercator Minerals, which I sold. Morgan Stanley, Evraz, Aixtron, Citigroup and Mercator Minerals were out-of-index positions. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,365.50	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class T	1.65%
Actual		$ 1,000.00	$ 1,363.10	$ 9.83
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class B	2.16%
Actual		$ 1,000.00	$ 1,359.40	$ 12.85
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Class C	2.16%
Actual		$ 1,000.00	$ 1,359.40	$ 12.85
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Institutional Class	1.14%
Actual		$ 1,000.00	$ 1,366.90	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.1	1.6
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	0.0
Banco Santander SA (Spain, Commercial Banks)	1.5	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	1.4	1.7
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	1.3	1.6
	8.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.2	23.9
Information Technology	11.2	6.2
Energy	11.1	8.8
Materials	9.1	11.8
Industrials	8.9	9.9
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.0	14.2
Japan	12.5	15.2
France	7.6	9.9
United States of America	7.3	9.7
Canada	6.5	6.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 100.3%	Stocks 97.0%
Short-Term Investments and Net Other Assets† (0.3)%	Short-Term Investments and Net Other Assets 3.0%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Australia - 3.6%
Karoon Gas Australia Ltd. (a)	62,716	$ 424,604
MacArthur Coal Ltd.	90,905	680,707
Origin Energy Ltd.	63,074	904,109
OZ Minerals Ltd. (a)	742,415	776,064
Paladin Energy Ltd. (a)	197,025	712,581
Westfield Group unit	98,324	1,064,895
Woolworths Ltd.	47,296	1,210,184
TOTAL AUSTRALIA		5,773,144
Bailiwick of Guernsey - 0.5%
Raven Russia Ltd.	1,143,200	816,454
Belgium - 1.8%
Anheuser-Busch InBev SA NV	32,405	1,526,177
Fortis (a)	313,700	1,362,718
TOTAL BELGIUM		2,888,895
Bermuda - 1.8%
Dufry South America Ltd. unit	40,982	712,042
Huabao International Holdings Ltd.	863,000	823,198
Northern Offshore Ltd. (a)(c)	730,000	1,147,378
Scorpion Offshore Ltd. (a)	66,000	265,102
TOTAL BERMUDA		2,947,720
Brazil - 2.9%
Banco Santander (Brasil) SA ADR (a)	89,400	1,060,284
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	52,000	821,080
PDG Realty S.A. Empreendimentos e Participacoes	99,200	827,981
Vivo Participacoes SA sponsored ADR	40,600	984,550
Votorantim Celulose e Papel SA sponsored ADR (a)	63,621	874,153
TOTAL BRAZIL		4,568,048
Canada - 6.5%
Canadian Imperial Bank of Commerce	19,500	1,116,498
Consolidated Thompson Iron Mines Ltd. (a)	206,800	954,888
Eastern Platinum Ltd. (a)	626,400	416,501
First Quantum Minerals Ltd.	14,000	956,993
First Uranium Corp. (a)	720,600	1,796,759
Grande Cache Coal Corp. (a)	243,400	838,419
Niko Resources Ltd.	10,700	865,605
OPTI Canada, Inc. (a)(c)	465,200	816,253
Common Stocks - continued
	Shares	Value
Canada - continued
Research In Motion Ltd. (a)	20,900	$ 1,227,457
Suncor Energy, Inc.	41,900	1,389,895
TOTAL CANADA		10,379,268
Cayman Islands - 2.2%
China High Speed Transmission Equipment Group Co. Ltd.	166,000	332,920
Himax Technologies, Inc. sponsored ADR	300,700	793,848
JA Solar Holdings Co. Ltd. ADR (a)	238,100	911,923
Peak Sport Products Co. Ltd.	1,957,000	837,091
Trina Solar Ltd. ADR (a)(c)	21,500	698,320
TOTAL CAYMAN ISLANDS		3,574,102
China - 1.3%
China Construction Bank Corp. (H Shares)	1,512,000	1,303,577
NetEase.com, Inc. sponsored ADR (a)	21,200	818,744
TOTAL CHINA		2,122,321
Cyprus - 0.5%
Mirland Development Corp. PLC (a)(d)	281,000	762,374
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	17,600	877,411
Denmark - 1.9%
Carlsberg AS Series B	12,900	910,534
Novo Nordisk AS Series B	17,300	1,077,445
Vestas Wind Systems AS (a)	14,008	992,896
TOTAL DENMARK		2,980,875
Egypt - 0.5%
Orascom Telecom Holding SAE unit	24,700	842,270
France - 7.6%
Atos Origin SA (a)	16,648	782,478
AXA SA sponsored ADR	53,600	1,329,280
BNP Paribas SA	25,526	1,932,605
Credit Agricole SA	59,500	1,147,437
Iliad Group SA	7,608	825,112
Nexity	21,000	784,307
Renault SA (a)	19,500	878,074
Saft Groupe SA	15,786	821,525
Sanofi-Aventis sponsored ADR	54,800	2,023,216
Societe Generale Series A	23,506	1,569,706
TOTAL FRANCE		12,093,740
Common Stocks - continued
	Shares	Value
Germany - 2.2%
Aixtron AG	56,994	$ 1,708,422
HeidelbergCement AG	16,238	973,245
Metro AG	15,400	855,712
TOTAL GERMANY		3,537,379
Greece - 0.5%
Hellenic Telecommunications Organization SA	47,211	798,943
Hong Kong - 1.1%
China Resources Power Holdings Co. Ltd.	386,000	799,674
China Unicom (Hong Kong) Ltd. sponsored ADR	72,200	913,330
TOTAL HONG KONG		1,713,004
India - 3.9%
Bank of Baroda	76,802	829,888
BGR Energy Systems Ltd.	79,158	784,018
ICSA (India) Ltd.	308,015	1,165,353
Indiabulls Real Estate Ltd. (a)	157,262	823,350
MIC Electronics Ltd.	947,203	737,635
Reliance Industries Ltd.	28,176	1,140,910
Rural Electrification Corp. Ltd.	15,167	63,789
Sintex Industries Ltd.	150,563	662,307
TOTAL INDIA		6,207,250
Ireland - 0.5%
Covidien PLC	20,000	842,400
Israel - 1.8%
Bezeq Israeli Telecommunication Corp. Ltd.	368,900	825,401
Teva Pharmaceutical Industries Ltd. sponsored ADR	39,700	2,004,056
TOTAL ISRAEL		2,829,457
Italy - 0.9%
Intesa Sanpaolo SpA	354,032	1,497,805
Japan - 12.5%
eAccess Ltd.	1,272	892,184
Elpida Memory, Inc. (a)	60,000	783,947
Hitachi Ltd.	294,000	949,336
Itochu Corp.	149,000	941,849
Japan Tobacco, Inc.	381	1,068,957
JTEKT Corp.	73,900	780,713
Kyocera Corp.	12,100	1,015,056
Mazda Motor Corp.	372,000	839,600
Mitsubishi Corp.	52,900	1,121,561
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	396,000	$ 2,102,760
Mitsubishi UFJ Lease & Finance Co. Ltd.	26,640	793,538
Mitsui & Co. Ltd.	79,700	1,046,754
ORIX Corp.	22,660	1,463,800
Sapporo Breweries Ltd. (c)	180,000	939,903
Softbank Corp.	46,200	1,088,711
Sony Corp. sponsored ADR	38,900	1,143,271
Sumco Corp.	40,800	778,644
Sumitomo Mitsui Financial Group, Inc.	36,200	1,230,511
Toshiba Corp.	181,000	1,034,535
TOTAL JAPAN		20,015,630
Korea (South) - 3.0%
DigiTech Systems Co., Ltd. (a)	15,989	331,748
Hanjin Heavy Industries & Consolidated Co. Ltd.	68,566	1,220,650
Hyundai Mipo Dockyard Co. Ltd.	14,244	1,169,179
LG Corp.	15,351	866,495
Lumens Co. Ltd. (a)	205,816	1,143,180
TOTAL KOREA (SOUTH)		4,731,252
Luxembourg - 0.6%
Millicom International Cellular SA (a)	14,900	933,634
Netherlands - 1.3%
Gemalto NV (a)	19,962	842,624
ING Groep NV sponsored ADR (a)	98,200	1,266,780
TOTAL NETHERLANDS		2,109,404
Norway - 1.1%
DnB NOR ASA (a)	78,200	900,664
Sevan Marine ASA (a)(c)	553,528	898,041
TOTAL NORWAY		1,798,705
Qatar - 0.7%
Commercial Bank of Qatar GDR (Reg. S)	275,158	1,088,134
Russia - 3.8%
LSR Group OJSC GDR (Reg. S) (a)	115,800	867,342
Mechel Steel Group OAO sponsored ADR	53,000	909,480
OAO Gazprom sponsored ADR	68,124	1,609,770
OAO NOVATEK GDR	17,100	863,550
OGK-2 JSC GDR (Reg. S) (a)	247,800	832,863
RusHydro JSC sponsored ADR (a)	272,291	969,356
TOTAL RUSSIA		6,052,361
Common Stocks - continued
	Shares	Value
South Africa - 2.9%
African Bank Investments Ltd.	211,700	$ 834,606
MTN Group Ltd.	72,800	1,094,912
Murray & Roberts Holdings Ltd.	111,700	806,099
Naspers Ltd. Class N	27,300	993,947
Raubex Group Ltd.	284,166	891,145
TOTAL SOUTH AFRICA		4,620,709
Spain - 4.6%
Banco Santander SA	147,697	2,376,618
EDP Renovaveis SA (a)	85,459	852,634
Grupo Acciona SA	6,976	853,066
NH Hoteles SA (a)	197,334	1,035,229
Telefonica SA	79,179	2,211,043
TOTAL SPAIN		7,328,590
Sweden - 1.0%
EnergyO Solutions AB (a)	345,400	1,685,165
Switzerland - 2.7%
Actelion Ltd. (Reg.) (a)	22,478	1,240,989
Swiss Reinsurance Co. (Reg.)	25,502	1,044,337
UBS AG (NY Shares) (a)(d)	119,800	1,987,482
TOTAL SWITZERLAND		4,272,808
Taiwan - 0.5%
Prime View International Co. Ltd.	508,000	824,645
Ukraine - 0.3%
Ukrnafta Open JSC sponsored ADR (a)(d)	3,300	441,906
United Kingdom - 15.0%
Anglo American PLC (United Kingdom) (a)	41,900	1,523,730
Barclays PLC Sponsored ADR (c)	96,800	2,023,120
BG Group PLC	97,957	1,696,712
BT Group PLC	475,100	1,018,457
Cairn Energy PLC (a)	19,026	825,279
Carphone Warehouse Group PLC	255,942	773,598
Centrica PLC	283,237	1,154,641
Debenhams PLC	615,217	786,839
HSBC Holdings PLC sponsored ADR (c)	59,400	3,290,170
Imperial Tobacco Group PLC	39,676	1,172,521
Lloyds TSB Group PLC	785,100	1,121,797
Royal Dutch Shell PLC Class B	102,927	2,963,998
SABMiller PLC	41,300	1,086,936
Taylor Wimpey PLC (a)	1,383,394	840,819
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Tesco PLC	250,457	$ 1,675,024
Vedanta Resources PLC	25,900	889,998
Xstrata PLC	78,500	1,137,377
TOTAL UNITED KINGDOM		23,981,016
United States of America - 7.3%
Bank of America Corp.	134,600	1,962,468
Ener1, Inc. (a)	185,453	925,410
JPMorgan Chase & Co.	22,300	931,471
Morgan Stanley	34,400	1,104,928
Pfizer, Inc.	65,400	1,113,762
PNC Financial Services Group, Inc.	18,600	910,284
Rubicon Technology, Inc. (a)(c)	62,920	951,350
U.S. Bancorp, Delaware	36,200	840,564
Veeco Instruments, Inc. (a)	45,100	1,098,185
Virgin Media, Inc.	54,700	764,159
Wells Fargo & Co.	37,800	1,040,256
TOTAL UNITED STATES OF AMERICA		11,642,837
TOTAL COMMON STOCKS (Cost $153,306,134)		159,579,656
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Fiat SpA (Risparmio Shares) (Cost $525,682)	87,600	837,901
Money Market Funds - 3.5%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $5,590,668)	5,590,668	5,590,668
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $159,422,484)		166,008,225
NET OTHER ASSETS - (3.8)%		(6,086,432)
NET ASSETS - 100%		$ 159,921,793
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,160
Fidelity Securities Lending Cash Central Fund	287,765
Total	$ 301,925
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 23,981,016	$ 19,998,561	$ 3,982,455	$ -
Japan	20,015,630	3,246,031	16,769,599	-
France	12,093,740	12,093,740	-	-
United States of America	11,642,837	11,642,837	-	-
Canada	10,379,268	10,379,268	-	-
Spain	7,328,590	2,740,929	4,587,661	-
India	6,207,250	-	6,207,250	-
Russia	6,052,361	6,052,361	-	-
Australia	5,773,144	-	5,773,144	-
Other	56,943,721	45,606,199	11,337,522	-
Money Market Funds	5,590,668	5,590,668	-	-
Total Investments in Securities:	$ 166,008,225	$ 117,350,594	$ 48,657,631	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $124,578,673 of which $100,610,801 and $23,967,872 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,162,311) - See accompanying schedule: Unaffiliated issuers (cost $153,831,816)	$ 160,417,557
Fidelity Central Funds (cost $5,590,668)	5,590,668
Total Investments (cost $159,422,484)		$ 166,008,225
Cash		380,972
Foreign currency held at value (cost $560,395)		561,534
Receivable for investments sold Regular delivery		18,210,669
Delayed delivery		508,514
Receivable for fund shares sold		104,709
Dividends receivable		172,208
Distributions receivable from Fidelity Central Funds		6,028
Prepaid expenses		990
Other receivables		327,267
Total assets		186,281,116

Liabilities
Payable for investments purchased Regular delivery	$ 18,954,725
Delayed delivery	962,847
Payable for fund shares redeemed	473,133
Accrued management fee	73,252
Distribution fees payable	75,294
Other affiliated payables	53,979
Other payables and accrued expenses	175,425
Collateral on securities loaned, at value	5,590,668
Total liabilities		26,359,323

Net Assets		$ 159,921,793
Net Assets consist of:
Paid in capital		$ 278,060,395
Undistributed net investment income		962,200
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,625,077)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,524,275
Net Assets		$ 159,921,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($43,388,800 ÷ 4,644,029 shares)	$ 9.34

Maximum offering price per share (100/94.25 of $9.34)	$ 9.91
Class T: Net Asset Value and redemption price per share ($78,004,838 ÷ 8,515,224 shares)	$ 9.16

Maximum offering price per share (100/96.50 of $9.16)	$ 9.49
Class B: Net Asset Value and offering price per share ($10,661,153 ÷ 1,252,928 shares)A	$ 8.51

Class C: Net Asset Value and offering price per share ($24,574,627 ÷ 2,886,421 shares)A	$ 8.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,292,375 ÷ 332,196 shares)	$ 9.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 2,949,524
Interest		141,947
Income from Fidelity Central Funds (including $287,765 from security lending)		301,925
		3,393,396
Less foreign taxes withheld		(234,640)
Total income		3,158,756

Expenses
Management fee Basic fee	$ 947,925
Performance adjustment	(410,828)
Transfer agent fees	428,802
Distribution fees	710,650
Accounting and security lending fees	70,345
Custodian fees and expenses	177,035
Independent trustees' compensation	948
Registration fees	64,288
Audit	81,624
Legal	691
Miscellaneous	2,115
Total expenses before reductions	2,073,595
Expense reductions	(154,626)	1,918,969
Net investment income (loss)		1,239,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $209,500)	(23,269,816)
Foreign currency transactions	(64,255)
Total net realized gain (loss)		(23,334,071)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $108,264)	73,136,730
Assets and liabilities in foreign currencies	(1,652)
Total change in net unrealized appreciation (depreciation)		73,135,078
Net gain (loss)		49,801,007
Net increase (decrease) in net assets resulting from operations		$ 51,040,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,239,787	$ 1,880,054
Net realized gain (loss)	(23,334,071)	(92,152,180)
Change in net unrealized appreciation (depreciation)	73,135,078	(99,360,272)
Net increase (decrease) in net assets resulting from operations	51,040,794	(189,632,398)
Distributions to shareholders from net investment income	(277,587)	(449,119)
Distributions to shareholders from net realized gain	-	(86,586,412)
Total distributions	(277,587)	(87,035,531)
Share transactions - net increase (decrease)	(18,914,139)	(12,610,728)
Redemption fees	2,824	6,208
Total increase (decrease) in net assets	31,851,892	(289,272,449)

Net Assets
Beginning of period	128,069,901	417,342,350
End of period (including undistributed net investment income of $962,200 and undistributed net investment income of $0, respectively)	$ 159,921,793	$ 128,069,901

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 18.64	$ 17.79	$ 17.38	$ 15.40
Income from Investment Operations
Net investment income (loss) C	.09	.11	.07	.12	.12
Net realized and unrealized gain (loss)	2.88	(8.42)	3.81	2.73	1.86
Total from investment operations	2.97	(8.31)	3.88	2.85	1.98
Distributions from net investment income	(.02)	(.05)	(.12)	(.20)	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.02)	(3.94)	(3.03) H	(2.44)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.34	$ 6.39	$ 18.64	$ 17.79	$ 17.38
Total Return A, B	46.61%	(55.70)%	24.76%	17.62%	12.86%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.42%	1.47%	1.43%	1.44%
Expenses net of fee waivers, if any	1.27%	1.42%	1.47%	1.43%	1.44%
Expenses net of all reductions	1.15%	1.25%	1.39%	1.32%	1.30%
Net investment income (loss)	1.22%	.95%	.39%	.70%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,389	$ 35,517	$ 113,579	$ 110,240	$ 113,809
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.28	$ 18.38	$ 17.57	$ 17.18	$ 15.26
Income from Investment Operations
Net investment income (loss) C	.07	.08	.03	.08	.08
Net realized and unrealized gain (loss)	2.82	(8.28)	3.76	2.70	1.84
Total from investment operations	2.89	(8.20)	3.79	2.78	1.92
Distributions from net investment income	(.01)	(.01)	(.07)	(.15)	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.01)	(3.90)	(2.98) H	(2.39)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.16	$ 6.28	$ 18.38	$ 17.57	$ 17.18
Total Return A, B	46.23%	(55.79)%	24.47%	17.38%	12.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.65%	1.69%	1.65%	1.67%
Expenses net of fee waivers, if any	1.52%	1.65%	1.69%	1.65%	1.67%
Expenses net of all reductions	1.41%	1.48%	1.61%	1.54%	1.53%
Net investment income (loss)	.96%	.71%	.18%	.48%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,005	$ 57,603	$ 179,990	$ 188,320	$ 216,717
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.86	$ 17.36	$ 16.72	$ 16.46	$ 14.70
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.06)	(.02)	(.02)
Net realized and unrealized gain (loss)	2.63	(7.75)	3.57	2.57	1.78
Total from investment operations	2.66	(7.73)	3.51	2.55	1.76
Distributions from net investment income	(.01)	-	-	(.05)	-
Distributions from net realized gain	-	(3.77)	(2.87)	(2.24)	-
Total distributions	(.01)	(3.77)	(2.87) H	(2.29)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.51	$ 5.86	$ 17.36	$ 16.72	$ 16.46
Total Return A, B	45.50%	(56.02)%	23.85%	16.58%	11.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.17%	2.24%	2.26%	2.27%
Expenses net of fee waivers, if any	2.02%	2.17%	2.24%	2.25%	2.27%
Expenses net of all reductions	1.90%	2.01%	2.17%	2.14%	2.13%
Net investment income (loss)	.47%	.19%	(.38)%	(.13)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,661	$ 10,356	$ 40,013	$ 51,661	$ 57,168
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.87	$ 17.42	$ 16.80	$ 16.52	$ 14.74
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.05)	(.01)	- G
Net realized and unrealized gain (loss)	2.62	(7.75)	3.57	2.60	1.78
Total from investment operations	2.65	(7.73)	3.52	2.59	1.78
Distributions from net investment income	(.01)	-	-	(.07)	-
Distributions from net realized gain	-	(3.82)	(2.90)	(2.24)	-
Total distributions	(.01)	(3.82)	(2.90) H	(2.31)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.51	$ 5.87	$ 17.42	$ 16.80	$ 16.52
Total Return A, B	45.26%	(55.95)%	23.85%	16.75%	12.08%
Ratios to Average Net Assets D, F
Expenses before reductions	2.02%	2.16%	2.19%	2.16%	2.17%
Expenses net of fee waivers, if any	2.02%	2.16%	2.19%	2.16%	2.17%
Expenses net of all reductions	1.90%	2.00%	2.12%	2.05%	2.04%
Net investment income (loss)	.47%	.20%	(.33)%	(.03)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,575	$ 20,973	$ 66,298	$ 66,162	$ 67,429
Portfolio turnover rate E	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.77	$ 19.49	$ 18.46	$ 17.70	$ 15.65
Income from Investment Operations
Net investment income (loss) B	.11	.16	.13	.20	.16
Net realized and unrealized gain (loss)	3.05	(8.88)	3.97	2.80	1.89
Total from investment operations	3.16	(8.72)	4.10	3.00	2.05
Distributions from net investment income	(.02)	(.11)	(.17)	-	-
Distributions from net realized gain	-	(3.89)	(2.90)	(2.24)	-
Total distributions	(.02)	(4.00)	(3.07) G	(2.24)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.91	$ 6.77	$ 19.49	$ 18.46	$ 17.70
Total Return A	46.85%	(55.51)%	25.16%	18.09%	13.10%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.12%	1.14%	1.04%	1.23%
Expenses net of fee waivers, if any	1.00%	1.12%	1.14%	1.04%	1.23%
Expenses net of all reductions	.89%	.95%	1.07%	.93%	1.09%
Net investment income (loss)	1.48%	1.24%	.72%	1.08%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,292	$ 3,620	$ 17,463	$ 24,536	$ 209,278
Portfolio turnover rate D	414%	394%	146%	170%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,527,125
Gross unrealized depreciation	(9,655,638)
Net unrealized appreciation (depreciation)	$ 2,871,487

Tax Cost	$ 163,136,738

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,630,050
Capital loss carryforward	$ (124,578,673)
Net unrealized appreciation (depreciation)	$ 2,840,470

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 277,587	$ 61,767,784
Long-term Capital Gains	-	25,267,747
Total	$ 277,587	$ 87,035,531

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $544,015,300 and $558,973,326, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007 and subsequent months will be added until the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance period includes 36 months. The Fund's performance adjustment took effect in July 2008. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 88,356	$ 801
Class T	.25%	.25%	318,818	-
Class B	.75%	.25%	96,459	72,507
Class C	.75%	.25%	207,017	7,563
			$ 710,650	$ 80,871

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,644
Class T	4,242
Class B*	15,344
Class C*	591
$ 26,821

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 113,359.32
Class T	207,592.32
Class B	31,028.32
Class C	66,682.32
Institutional Class	10,141.30
	$ 428,802

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,594 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $675 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $151,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,058.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 90,651	$ 287,025
Class T	125,926	77,076
Class B	16,994	-
Class C	34,453	-
Institutional Class	9,563	85,018
Total	$ 277,587	$ 449,119
From net realized gain
Class A	$ -	$ 23,298,138
Class T	-	37,538,694
Class B	-	8,239,219
Class C	-	14,357,087
Institutional Class	-	3,153,274
Total	$ -	$ 86,586,412

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	1,129,010	1,431,300	$ 8,639,569	$ 17,317,299
Reinvestment of distributions	15,048	1,636,300	84,718	22,086,470
Shares redeemed	(2,053,924)	(3,607,367)	(14,153,371)	(41,159,063)
Net increase (decrease)	(909,866)	(539,767)	$ (5,429,084)	$ (1,755,294)
Class T
Shares sold	2,801,470	1,551,828	$ 19,344,738	$ 17,883,865
Reinvestment of distributions	22,238	2,762,616	122,972	36,709,081
Shares redeemed	(3,476,400)	(4,939,378)	(24,109,988)	(56,071,739)
Net increase (decrease)	(652,692)	(624,934)	$ (4,642,278)	$ (1,478,793)
Class B
Shares sold	121,733	180,465	$ 814,350	$ 2,040,117
Reinvestment of distributions	2,955	561,875	15,248	6,999,729
Shares redeemed	(638,553)	(1,280,800)	(4,025,209)	(14,130,453)
Net increase (decrease)	(513,865)	(538,460)	$ (3,195,611)	$ (5,090,607)
Class C
Shares sold	347,098	410,295	$ 2,336,196	$ 4,723,686
Reinvestment of distributions	5,910	998,851	30,494	12,453,463
Shares redeemed	(1,042,577)	(1,638,733)	(6,402,136)	(17,110,227)
Net increase (decrease)	(689,569)	(229,587)	$ (4,035,446)	$ 66,922
Institutional Class
Shares sold	52,991	76,928	$ 417,607	$ 984,464
Reinvestment of distributions	1,321	166,560	7,870	2,373,119
Shares redeemed	(257,103)	(604,322)	(2,037,197)	(7,710,539)
Net increase (decrease)	(202,791)	(360,834)	$ (1,611,720)	$ (4,352,956)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/7/09	12/4/09	$0.091	$0.155

Institutional Class designates 38% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/8/08	$0.037	$0.0177

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1209
1.784755.106

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. sales charge)	6.82%	-4.49%	-5.27%
Class T (incl. sales charge)	9.07%	-4.29%	-5.32%
Class B (incl. contingent deferred sales charge) A	7.47%	-4.46%	-5.24%
Class C (incl. contingent deferred sales charge) B	11.39%	-4.06%	-5.41%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Japanese stocks overcame a rocky start to push higher amid tentative signs of a global economic recovery and stabilization in demand for the nation's exports. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices returned 14.38% for the 12 months ending October 31, 2009, well ahead of the 9.80% gain posted by the Standard & Poor's 500SM Index, reflecting the activity of large-cap U.S. stocks. A weaker U.S. dollar accounted for more than half of the TOPIX's gains in dollar terms. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed stock markets outside the United States and Canada - returned 27.88%. One bright spot was Japan's 2.7% second-quarter economic growth after several quarters of negative results. Further, the August 30 election of a new prime minister and a new ruling party fueled hopes for reforms that might reinvigorate the economy, although its immediate effect on the market was minimal. On the negative side, a key price gauge excluding imports and exports continued to fall in the first two quarters, keeping deflation at the forefront of investors' concerns.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Advisor Japan Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 13.34%, 13.03%, 12.47% and 12.39%, respectively (excluding sales charges), trailing the TOPIX. An overweighting and poor stock selection in financials hampered our results, while an underexposure to materials also proved detrimental. Stock picking in consumer discretionary and telecommunication services detracted as well. At the stock level, insurers T&D Holdings and Sompo Japan Insurance, banks Sumitomo Mitsui Financial Group and Mizuho Financial Group, and broker Nomura Holdings fell sharply in the immediate aftermath of the Lehman Brothers bankruptcy. Other detractors included consumer lender Promise as well as automobile/component makers Toyota Motor and Yamaha Motor. On the positive side, an overweighting and favorable stock picking in the information technology sector added value. Having virtually no exposure to the lagging utilities sector and strong stock selection in industrials further bolstered results. Major contributors included Denso, a maker of electronic parts for auto engines and related components, as well as Ibiden and NGK Insulators, both manufacturers of diesel particulate filters. Holdings in the LCD value chain also posted strong gains, driven by a cyclical upturn in demand for flat-panel displays and signs of progress in cutting costs. Nippon Electric Glass, a producer of glass substrates for LCD panels, aided performance, as did ORIX, Japan's largest non-bank lender.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,163.20	$ 8.18
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,161.80	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,158.90	$ 12.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,159.10	$ 12.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.14%
Actual		$ 1,000.00	$ 1,165.20	$ 6.22
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	5.5	2.3
Canon, Inc.	4.2	6.9
Toyota Motor Corp.	3.5	6.2
Mitsubishi UFJ Financial Group, Inc.	3.1	3.7
Sumitomo Mitsui Financial Group, Inc.	3.0	1.8
ORIX Corp.	2.8	1.2
T&D Holdings, Inc.	2.5	1.6
Honda Motor Co. Ltd.	2.4	2.7
Sompo Japan Insurance, Inc.	2.1	1.9
Mitsui & Co. Ltd.	2.1	1.1
	31.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	19.6
Consumer Discretionary	21.2	29.0
Industrials	17.0	17.5
Information Technology	16.0	18.2
Telecommunication Services	6.5	3.2
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 95.4%	Stocks 95.9%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.2%
Auto Components - 5.2%
Bridgestone Corp.	10,400	$ 171,513
Denso Corp.	18,600	508,241
NGK Spark Plug Co. Ltd.	7,000	79,338
NOK Corp.	15,000	199,035
Stanley Electric Co. Ltd.	34,800	681,440
Toyoda Gosei Co. Ltd.	5,400	151,391
		1,790,958
Automobiles - 6.6%
Honda Motor Co. Ltd.	26,100	806,187
Toyota Motor Corp.	30,700	1,212,010
Yamaha Motor Co. Ltd.	18,700	222,697
		2,240,894
Household Durables - 2.3%
Sekisui House Ltd.	71,000	614,023
Sony Corp.	5,500	162,417
		776,440
Leisure Equipment & Products - 1.5%
Nikon Corp.	27,000	503,244
Media - 1.9%
Fuji Media Holdings, Inc.	442	649,488
Multiline Retail - 1.3%
Isetan Mitsukoshi Holdings Ltd.	22,700	217,565
Marui Group Co. Ltd.	9,500	54,575
Takashimaya Co. Ltd.	27,000	182,058
		454,198
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd.	21,000	210,335
Shimachu Co. Ltd.	5,400	127,668
Yamada Denki Co. Ltd.	7,670	467,410
		805,413
TOTAL CONSUMER DISCRETIONARY		7,220,635
CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Coca-Cola West Co. Ltd.	5,700	105,886
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.5%
FamilyMart Co. Ltd.	5,600	$ 166,812
Seven & i Holdings Co., Ltd.	16,600	363,432
		530,244
Personal Products - 0.3%
Kose Corp.	4,000	87,514
TOTAL CONSUMER STAPLES		723,644
FINANCIALS - 24.5%
Capital Markets - 1.5%
Matsui Securities Co. Ltd.	20,400	146,838
Nomura Holdings, Inc.	52,200	367,938
		514,776
Commercial Banks - 10.0%
Chiba Bank Ltd.	42,000	259,024
Mitsubishi UFJ Financial Group, Inc.	202,000	1,075,993
Mizuho Financial Group, Inc.	225,200	444,216
Sumitomo Mitsui Financial Group, Inc.	30,200	1,026,559
Sumitomo Trust & Banking Co. Ltd.	118,000	623,628
		3,429,420
Consumer Finance - 3.7%
Credit Saison Co. Ltd.	27,300	305,204
ORIX Corp.	14,620	944,429
		1,249,633
Insurance - 5.8%
Mitsui Sumitomo Insurance Group Holdings, Inc.	8,200	190,891
Sompo Japan Insurance, Inc.	126,000	736,873
Sony Financial Holdings, Inc.	71	203,755
T&D Holdings, Inc.	33,100	855,175
		1,986,694
Real Estate Investment Trusts - 1.4%
Japan Real Estate Investment Corp.	31	247,366
Nomura Real Estate Office Fund, Inc.	36	222,447
		469,813
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.1%
Leopalace21 Corp.	800	$ 4,329
Mitsubishi Estate Co. Ltd.	46,000	694,865
		699,194
TOTAL FINANCIALS		8,349,530
HEALTH CARE - 1.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	5,700	246,455
Pharmaceuticals - 1.0%
Astellas Pharma, Inc.	5,600	206,225
Daiichi Sankyo Kabushiki Kaisha	7,400	144,573
		350,798
TOTAL HEALTH CARE		597,253
INDUSTRIALS - 17.0%
Air Freight & Logistics - 0.7%
Yamato Holdings Co. Ltd.	16,000	236,044
Building Products - 2.1%
Asahi Glass Co. Ltd.	43,000	362,287
Daikin Industries Ltd.	10,800	366,094
		728,381
Electrical Equipment - 2.2%
Mitsubishi Electric Corp.	51,000	387,973
Sumitomo Electric Industries Ltd.	30,700	372,558
		760,531
Machinery - 4.0%
Fanuc Ltd.	2,300	191,051
JTEKT Corp.	17,200	181,708
Kubota Corp.	44,000	341,933
NGK Insulators Ltd.	15,000	336,468
NSK Ltd.	40,000	232,403
THK Co. Ltd.	5,800	100,228
		1,383,791
Marine - 0.3%
Mitsui O.S.K. Lines Ltd.	15,000	87,102
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.8%
East Japan Railway Co.	8,800	$ 563,573
Nippon Express Co. Ltd.	9,000	36,854
		600,427
Trading Companies & Distributors - 4.4%
Mitsubishi Corp.	23,200	491,876
Mitsui & Co. Ltd.	53,700	705,279
Sumitomo Corp.	31,100	301,927
		1,499,082
Transportation Infrastructure - 1.5%
Japan Airport Terminal Co. Ltd.	3,000	41,911
The Sumitomo Warehouse Co. Ltd.	106,000	467,053
		508,964
TOTAL INDUSTRIALS		5,804,322
INFORMATION TECHNOLOGY - 16.0%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	39,000	229,676
Electronic Equipment & Components - 7.3%
Horiba Ltd.	10,200	246,666
Ibiden Co. Ltd.	10,600	379,528
Nippon Electric Glass Co. Ltd.	58,500	629,954
Yamatake Corp.	27,100	572,337
Yaskawa Electric Corp.	53,000	416,922
Yokogawa Electric Corp.	32,000	259,368
		2,504,775
Internet Software & Services - 0.2%
Yahoo! Japan Corp.	282	86,441
IT Services - 0.5%
NTT Data Corp.	58	166,899
Office Electronics - 5.9%
Canon, Inc.	38,500	1,451,640
Konica Minolta Holdings, Inc.	38,500	361,679
Ricoh Co. Ltd.	14,000	190,274
		2,003,593
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.4%
ROHM Co. Ltd.	2,800	$ 185,698
Tokyo Electron Ltd.	5,000	281,298
		466,996
TOTAL INFORMATION TECHNOLOGY		5,458,380
MATERIALS - 5.8%
Chemicals - 4.9%
JSR Corp.	27,200	530,522
Nissan Chemical Industries Co. Ltd.	22,000	283,551
Nitto Denko Corp.	18,000	543,627
Shin-Etsu Chemical Co., Ltd.	3,600	190,923
Zeon Corp.	25,000	113,649
		1,662,272
Metals & Mining - 0.9%
Sumitomo Metal Industries Ltd.	121,000	309,147
TOTAL MATERIALS		1,971,419
TELECOMMUNICATION SERVICES - 6.5%
Wireless Telecommunication Services - 6.5%
KDDI Corp.	63	334,390
NTT DoCoMo, Inc.	1,302	1,888,346
		2,222,736
UTILITIES - 0.6%
Gas Utilities - 0.6%
Tokyo Gas Co., Ltd.	48,000	190,159
TOTAL COMMON STOCKS (Cost $39,834,811)		32,538,078
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.20% (a) (Cost $1,511,605)	1,511,605	1,511,605
Cash Equivalents - 0.1%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $42,000)	$ 42,000	$ 42,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $41,388,416)		34,091,683
NET OTHER ASSETS - 0.1%		37,995
NET ASSETS - 100%		$ 34,129,678
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 11,099
Credit Suisse Securities (USA) LLC	11,422
Deutsche Bank Securities, Inc.	3,662
HSBC Securities (USA), Inc.	1,665
ING Financial Markets LLC	3,330
J.P. Morgan Securities, Inc.	3,330
Mizuho Securities USA, Inc.	3,330
Societe Generale, New York Branch	4,162
$ 42,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,495
Fidelity Securities Lending Cash Central Fund	6,027
Total	$ 11,522
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,220,635	$ -	$ 7,220,635	$ -
Consumer Staples	723,644	-	723,644	-
Financials	8,349,530	-	8,349,530	-
Health Care	597,253	-	597,253	-
Industrials	5,804,322	-	5,804,322	-
Information Technology	5,458,380	-	5,458,380	-
Materials	1,971,419	-	1,971,419	-
Telecommunication Services	2,222,736	-	2,222,736	-
Utilities	190,159	-	190,159	-
Money Market Funds	1,511,605	1,511,605	-	-
Cash Equivalents	42,000	-	42,000	-
Total Investments in Securities:	$ 34,091,683	$ 1,511,605	$ 32,580,078	$ -
Income Tax Information

At October 31, 2009, the fund had a capital loss carryforward of approximately $30,561,319 of which $6,193,464, $6,651,966, $7,706,742 and $10,009,147 will expire on October 31, 2010, 2015, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $42,000) - See accompanying schedule: Unaffiliated issuers (cost $39,876,811)	$ 32,580,078
Fidelity Central Funds (cost $1,511,605)	1,511,605
Total Investments (cost $41,388,416)		$ 34,091,683
Cash		249
Receivable for investments sold		202,618
Receivable for fund shares sold		39,150
Dividends receivable		193,036
Distributions receivable from Fidelity Central Funds		529
Prepaid expenses		225
Other receivables		748
Total assets		34,528,238

Liabilities
Payable for investments purchased	$ 239,205
Payable for fund shares redeemed	68,537
Accrued management fee	18,455
Distribution fees payable	15,561
Other affiliated payables	11,658
Other payables and accrued expenses	45,144
Total liabilities		398,560

Net Assets		$ 34,129,678
Net Assets consist of:
Paid in capital		$ 73,214,491
Undistributed net investment income		5,019
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,794,850)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,294,982)
Net Assets		$ 34,129,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,798,025 ÷ 1,205,478 shares)	$ 10.62

Maximum offering price per share (100/94.25 of $10.62)	$ 11.27
Class T: Net Asset Value and redemption price per share ($5,486,540 ÷ 526,991 shares)	$ 10.41

Maximum offering price per share (100/96.50 of $10.41)	$ 10.79
Class B: Net Asset Value and offering price per share ($2,564,017 ÷ 258,535 shares)A	$ 9.92

Class C: Net Asset Value and offering price per share ($9,286,271 ÷ 930,349 shares)A	$ 9.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,994,825 ÷ 365,451 shares)	$ 10.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 634,350
Income from Fidelity Central Funds		11,522
		645,872
Less foreign taxes withheld		(44,384)
Total income		601,488

Expenses
Management fee Basic fee	$ 240,426
Performance adjustment	(80,662)
Transfer agent fees	110,743
Distribution fees	182,929
Accounting and security lending fees	18,174
Custodian fees and expenses	26,267
Independent trustees' compensation	249
Registration fees	52,513
Audit	53,663
Legal	168
Miscellaneous	181
Total expenses before reductions	604,651
Expense reductions	(8,182)	596,469
Net investment income (loss)		5,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,569,130)
Foreign currency transactions	53,405
Total net realized gain (loss)		(10,515,725)
Change in net unrealized appreciation (depreciation) on: Investment securities	13,557,623
Assets and liabilities in foreign currencies	(20,886)
Total change in net unrealized appreciation (depreciation)		13,536,737
Net gain (loss)		3,021,012
Net increase (decrease) in net assets resulting from operations		$ 3,026,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,019	$ (54,002)
Net realized gain (loss)	(10,515,725)	(7,784,819)
Change in net unrealized appreciation (depreciation)	13,536,737	(26,340,265)
Net increase (decrease) in net assets resulting from operations	3,026,031	(34,179,086)
Distributions to shareholders from net realized gain	-	(176,687)
Share transactions - net increase (decrease)	(8,304,847)	(23,791,941)
Redemption fees	12,477	25,266
Total increase (decrease) in net assets	(5,266,339)	(58,122,448)

Net Assets
Beginning of period	39,396,017	97,518,465
End of period (including undistributed net investment income of $5,019 and $0, respectively)	$ 34,129,678	$ 39,396,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.37	$ 16.41	$ 16.72	$ 15.61	$ 12.64
Income from Investment Operations
Net investment income (loss) C	.03	.03	(.04)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.22	(7.02)	(.27)	1.17	3.04
Total from investment operations	1.25	(6.99)	(.31)	1.10	2.96
Distributions from net realized gain	-	(.06)	-	-	-
Redemption fees added to paid in capital C	- G	.01	- G	.01	.01
Net asset value, end of period	$ 10.62	$ 9.37	$ 16.41	$ 16.72	$ 15.61
Total Return A, B	13.34%	(42.68)%	(1.85)%	7.11%	23.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.54%	1.70%	1.52%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.56%
Expenses net of all reductions	1.49%	1.49%	1.48%	1.48%	1.55%
Net investment income (loss)	.30%	.24%	(.22)%	(.42)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,798	$ 14,133	$ 32,945	$ 41,876	$ 26,169
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 16.11	$ 16.46	$ 15.41	$ 12.51
Income from Investment Operations
Net investment income (loss) C	-	- G	(.08)	(.12)	(.11)
Net realized and unrealized gain (loss)	1.20	(6.91)	(.27)	1.16	3.00
Total from investment operations	1.20	(6.91)	(.35)	1.04	2.89
Distributions from net realized gain	-	- G	-	-	-
Redemption fees added to paid in capital C	- G	.01	- G	.01	.01
Net asset value, end of period	$ 10.41	$ 9.21	$ 16.11	$ 16.46	$ 15.41
Total Return A, B	13.03%	(42.82)%	(2.13)%	6.81%	23.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.81%	1.96%	1.82%	1.97%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.74%	1.74%	1.73%	1.73%	1.80%
Net investment income (loss)	.05%	(.01)%	(.47)%	(.67)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,487	$ 6,752	$ 14,303	$ 21,039	$ 15,610
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 15.50	$ 15.91	$ 14.96	$ 12.21
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.15)	(.20)	(.17)
Net realized and unrealized gain (loss)	1.14	(6.61)	(.26)	1.14	2.91
Total from investment operations	1.10	(6.68)	(.41)	.94	2.74
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.92	$ 8.82	$ 15.50	$ 15.91	$ 14.96
Total Return A, B	12.47%	(43.10)%	(2.58)%	6.35%	22.52%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.29%	2.45%	2.33%	2.43%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.24%	2.24%	2.23%	2.23%	2.30%
Net investment income (loss)	(.45)%	(.51)%	(.97)%	(1.17)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,564	$ 3,079	$ 7,874	$ 16,120	$ 18,916
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 15.60	$ 16.01	$ 15.05	$ 12.28
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.15)	(.18)	(.17)
Net realized and unrealized gain (loss)	1.14	(6.65)	(.26)	1.13	2.93
Total from investment operations	1.10	(6.72)	(.41)	.95	2.76
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.98	$ 8.88	$ 15.60	$ 16.01	$ 15.05
Total Return A, B	12.39%	(43.08)%	(2.56)%	6.38%	22.56%
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.26%	2.37%	2.18%	2.27%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.18%	2.27%
Expenses net of all reductions	2.24%	2.24%	2.23%	2.16%	2.26%
Net investment income (loss)	(.45)%	(.51)%	(.97)%	(1.10)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,286	$ 11,612	$ 33,957	$ 53,846	$ 34,144
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 16.82	$ 17.10	$ 15.90	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06	.08	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	1.25	(7.19)	(.29)	1.19	3.08
Total from investment operations	1.31	(7.11)	(.28)	1.18	3.06
Distributions from net realized gain	-	(.10)	-	-	-
Redemption fees added to paid in capital B	- F	.01	- F	.02	.01
Net asset value, end of period	$ 10.93	$ 9.62	$ 16.82	$ 17.10	$ 15.90
Total Return A	13.62%	(42.45)%	(1.64)%	7.55%	23.93%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.16%	1.31%	1.12%	1.19%
Expenses net of fee waivers, if any	1.19%	1.16%	1.25%	1.12%	1.19%
Expenses net of all reductions	1.17%	1.15%	1.23%	1.10%	1.17%
Net investment income (loss)	.61%	.58%	.03%	(.04)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,995	$ 3,820	$ 8,440	$ 13,773	$ 8,399
Portfolio turnover rate D	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,013,955
Gross unrealized depreciation	(9,908,031)
Net unrealized appreciation (depreciation)	$ (8,894,076)

Tax Cost	$ 42,985,759

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 368,831
Capital loss carryforward	(30,561,319)
Net unrealized appreciation (depreciation)	$ (8,895,827)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$ 176,687

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,797,691 and $29,013,931, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on relative investment performance of the Institutional class of the fund, as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 30,151	$ 993
Class T	.25%	.25%	28,572	28,572
Class B	.75%	.25%	26,131	19,681
Class C	.75%	.25%	98,075	10,702
			$ 182,929	$ 59,948

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,957
Class T	1,463
Class B*	11,379
Class C*	581
$ 23,380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 39,674.33
Class T	21,187.37
Class B	8,622.33
Class C	32,108.33
Institutional Class	9,152.26
	$ 110,743

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,027.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 363
Class T	1.75%	2,642
Class B	2.25%	154
Class C	2.25%	405
		$ 3,564

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,618 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 124,132
Class T	-	3,460
Institutional Class	-	49,095
Total	$ -	$ 176,687

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	387,815	496,908	$ 3,955,890	$ 6,070,543
Reinvestment of distributions	-	5,585	-	90,031
Shares redeemed	(690,213)	(1,002,463)	(6,443,696)	(13,279,810)
Net increase (decrease)	(302,398)	(499,970)	$ (2,487,806)	$ (7,119,236)
Class T
Shares sold	85,871	160,164	$ 821,641	$ 2,217,320
Reinvestment of distributions	-	190	-	3,018
Shares redeemed	(291,704)	(315,254)	(2,612,466)	(4,273,944)
Net increase (decrease)	(205,833)	(154,900)	$ (1,790,825)	$ (2,053,606)
Class B
Shares sold	33,684	48,150	$ 311,723	$ 645,026
Shares redeemed	(124,191)	(207,114)	(1,068,104)	(2,703,004)
Net increase (decrease)	(90,507)	(158,964)	$ (756,381)	$ (2,057,978)
Class C
Shares sold	185,921	199,230	$ 1,754,348	$ 2,333,839
Shares redeemed	(563,483)	(1,068,271)	(4,904,518)	(13,487,743)
Net increase (decrease)	(377,562)	(869,041)	$ (3,150,170)	$ (11,153,904)
Institutional Class
Shares sold	90,905	64,303	$ 979,010	$ 941,434
Reinvestment of distributions	-	496	-	8,183
Shares redeemed	(122,531)	(169,354)	(1,098,675)	(2,356,834)
Net increase (decrease)	(31,626)	(104,555)	$ (119,665)	$ (1,407,217)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008- present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008- present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006- present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005- present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/7/09	12/4/09	$0.00	$0.157
Class T	12/7/09	12/4/09	$0.00	$0.120
Class B	12/7/09	12/4/09	$0.00	$0.080
Class C	12/7/09	12/4/09	$0.00	$0.076

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1209
1.784756.106

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.62%	-3.03%	-4.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Japanese stocks overcame a rocky start to push higher amid tentative signs of a global economic recovery and stabilization in demand for the nation's exports. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices returned 14.38% for the 12 months ending October 31, 2009, well ahead of the 9.80% gain posted by the Standard & Poor's 500SM Index, reflecting the activity of large-cap U.S. stocks. A weaker U.S. dollar accounted for more than half of the TOPIX's gains in dollar terms. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed stock markets outside the United States and Canada - returned 27.88%. One bright spot was Japan's 2.7% second-quarter economic growth after several quarters of negative results. Further, the August 30 election of a new prime minister and a new ruling party fueled hopes for reforms that might reinvigorate the economy, although its immediate effect on the market was minimal. On the negative side, a key price gauge excluding imports and exports continued to fall in the first two quarters, keeping deflation at the forefront of investors' concerns.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Advisor Japan Fund: During the past year, the fund's Institutional Class shares returned 13.62%, trailing the TOPIX. An overweighting and poor stock selection in financials hampered our results, while an underexposure to materials also proved detrimental. Stock picking in consumer discretionary and telecommunication services detracted as well. At the stock level, insurers T&D Holdings and Sompo Japan Insurance, banks Sumitomo Mitsui Financial Group and Mizuho Financial Group, and broker Nomura Holdings fell sharply in the immediate aftermath of the Lehman Brothers bankruptcy. Other detractors included consumer lender Promise as well as automobile/component makers Toyota Motor and Yamaha Motor. On the positive side, an overweighting and favorable stock picking in the information technology sector added value. Having virtually no exposure to the lagging utilities sector and strong stock selection in industrials further bolstered results. Major contributors included Denso, a maker of electronic parts for auto engines and related components, as well as Ibiden and NGK Insulators, both manufacturers of diesel particulate filters. Holdings in the LCD value chain also posted strong gains, driven by a cyclical upturn in demand for flat-panel displays and signs of progress in cutting costs. Nippon Electric Glass, a producer of glass substrates for LCD panels, aided performance, as did ORIX, Japan's largest non-bank lender.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,163.20	$ 8.18
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,161.80	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,158.90	$ 12.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,159.10	$ 12.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.14%
Actual		$ 1,000.00	$ 1,165.20	$ 6.22
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	5.5	2.3
Canon, Inc.	4.2	6.9
Toyota Motor Corp.	3.5	6.2
Mitsubishi UFJ Financial Group, Inc.	3.1	3.7
Sumitomo Mitsui Financial Group, Inc.	3.0	1.8
ORIX Corp.	2.8	1.2
T&D Holdings, Inc.	2.5	1.6
Honda Motor Co. Ltd.	2.4	2.7
Sompo Japan Insurance, Inc.	2.1	1.9
Mitsui & Co. Ltd.	2.1	1.1
	31.2
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	19.6
Consumer Discretionary	21.2	29.0
Industrials	17.0	17.5
Information Technology	16.0	18.2
Telecommunication Services	6.5	3.2
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 95.4%	Stocks 95.9%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 21.2%
Auto Components - 5.2%
Bridgestone Corp.	10,400	$ 171,513
Denso Corp.	18,600	508,241
NGK Spark Plug Co. Ltd.	7,000	79,338
NOK Corp.	15,000	199,035
Stanley Electric Co. Ltd.	34,800	681,440
Toyoda Gosei Co. Ltd.	5,400	151,391
		1,790,958
Automobiles - 6.6%
Honda Motor Co. Ltd.	26,100	806,187
Toyota Motor Corp.	30,700	1,212,010
Yamaha Motor Co. Ltd.	18,700	222,697
		2,240,894
Household Durables - 2.3%
Sekisui House Ltd.	71,000	614,023
Sony Corp.	5,500	162,417
		776,440
Leisure Equipment & Products - 1.5%
Nikon Corp.	27,000	503,244
Media - 1.9%
Fuji Media Holdings, Inc.	442	649,488
Multiline Retail - 1.3%
Isetan Mitsukoshi Holdings Ltd.	22,700	217,565
Marui Group Co. Ltd.	9,500	54,575
Takashimaya Co. Ltd.	27,000	182,058
		454,198
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd.	21,000	210,335
Shimachu Co. Ltd.	5,400	127,668
Yamada Denki Co. Ltd.	7,670	467,410
		805,413
TOTAL CONSUMER DISCRETIONARY		7,220,635
CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Coca-Cola West Co. Ltd.	5,700	105,886
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.5%
FamilyMart Co. Ltd.	5,600	$ 166,812
Seven & i Holdings Co., Ltd.	16,600	363,432
		530,244
Personal Products - 0.3%
Kose Corp.	4,000	87,514
TOTAL CONSUMER STAPLES		723,644
FINANCIALS - 24.5%
Capital Markets - 1.5%
Matsui Securities Co. Ltd.	20,400	146,838
Nomura Holdings, Inc.	52,200	367,938
		514,776
Commercial Banks - 10.0%
Chiba Bank Ltd.	42,000	259,024
Mitsubishi UFJ Financial Group, Inc.	202,000	1,075,993
Mizuho Financial Group, Inc.	225,200	444,216
Sumitomo Mitsui Financial Group, Inc.	30,200	1,026,559
Sumitomo Trust & Banking Co. Ltd.	118,000	623,628
		3,429,420
Consumer Finance - 3.7%
Credit Saison Co. Ltd.	27,300	305,204
ORIX Corp.	14,620	944,429
		1,249,633
Insurance - 5.8%
Mitsui Sumitomo Insurance Group Holdings, Inc.	8,200	190,891
Sompo Japan Insurance, Inc.	126,000	736,873
Sony Financial Holdings, Inc.	71	203,755
T&D Holdings, Inc.	33,100	855,175
		1,986,694
Real Estate Investment Trusts - 1.4%
Japan Real Estate Investment Corp.	31	247,366
Nomura Real Estate Office Fund, Inc.	36	222,447
		469,813
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.1%
Leopalace21 Corp.	800	$ 4,329
Mitsubishi Estate Co. Ltd.	46,000	694,865
		699,194
TOTAL FINANCIALS		8,349,530
HEALTH CARE - 1.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	5,700	246,455
Pharmaceuticals - 1.0%
Astellas Pharma, Inc.	5,600	206,225
Daiichi Sankyo Kabushiki Kaisha	7,400	144,573
		350,798
TOTAL HEALTH CARE		597,253
INDUSTRIALS - 17.0%
Air Freight & Logistics - 0.7%
Yamato Holdings Co. Ltd.	16,000	236,044
Building Products - 2.1%
Asahi Glass Co. Ltd.	43,000	362,287
Daikin Industries Ltd.	10,800	366,094
		728,381
Electrical Equipment - 2.2%
Mitsubishi Electric Corp.	51,000	387,973
Sumitomo Electric Industries Ltd.	30,700	372,558
		760,531
Machinery - 4.0%
Fanuc Ltd.	2,300	191,051
JTEKT Corp.	17,200	181,708
Kubota Corp.	44,000	341,933
NGK Insulators Ltd.	15,000	336,468
NSK Ltd.	40,000	232,403
THK Co. Ltd.	5,800	100,228
		1,383,791
Marine - 0.3%
Mitsui O.S.K. Lines Ltd.	15,000	87,102
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 1.8%
East Japan Railway Co.	8,800	$ 563,573
Nippon Express Co. Ltd.	9,000	36,854
		600,427
Trading Companies & Distributors - 4.4%
Mitsubishi Corp.	23,200	491,876
Mitsui & Co. Ltd.	53,700	705,279
Sumitomo Corp.	31,100	301,927
		1,499,082
Transportation Infrastructure - 1.5%
Japan Airport Terminal Co. Ltd.	3,000	41,911
The Sumitomo Warehouse Co. Ltd.	106,000	467,053
		508,964
TOTAL INDUSTRIALS		5,804,322
INFORMATION TECHNOLOGY - 16.0%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	39,000	229,676
Electronic Equipment & Components - 7.3%
Horiba Ltd.	10,200	246,666
Ibiden Co. Ltd.	10,600	379,528
Nippon Electric Glass Co. Ltd.	58,500	629,954
Yamatake Corp.	27,100	572,337
Yaskawa Electric Corp.	53,000	416,922
Yokogawa Electric Corp.	32,000	259,368
		2,504,775
Internet Software & Services - 0.2%
Yahoo! Japan Corp.	282	86,441
IT Services - 0.5%
NTT Data Corp.	58	166,899
Office Electronics - 5.9%
Canon, Inc.	38,500	1,451,640
Konica Minolta Holdings, Inc.	38,500	361,679
Ricoh Co. Ltd.	14,000	190,274
		2,003,593
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.4%
ROHM Co. Ltd.	2,800	$ 185,698
Tokyo Electron Ltd.	5,000	281,298
		466,996
TOTAL INFORMATION TECHNOLOGY		5,458,380
MATERIALS - 5.8%
Chemicals - 4.9%
JSR Corp.	27,200	530,522
Nissan Chemical Industries Co. Ltd.	22,000	283,551
Nitto Denko Corp.	18,000	543,627
Shin-Etsu Chemical Co., Ltd.	3,600	190,923
Zeon Corp.	25,000	113,649
		1,662,272
Metals & Mining - 0.9%
Sumitomo Metal Industries Ltd.	121,000	309,147
TOTAL MATERIALS		1,971,419
TELECOMMUNICATION SERVICES - 6.5%
Wireless Telecommunication Services - 6.5%
KDDI Corp.	63	334,390
NTT DoCoMo, Inc.	1,302	1,888,346
		2,222,736
UTILITIES - 0.6%
Gas Utilities - 0.6%
Tokyo Gas Co., Ltd.	48,000	190,159
TOTAL COMMON STOCKS (Cost $39,834,811)		32,538,078
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.20% (a) (Cost $1,511,605)	1,511,605	1,511,605
Cash Equivalents - 0.1%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $42,000)	$ 42,000	$ 42,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $41,388,416)		34,091,683
NET OTHER ASSETS - 0.1%		37,995
NET ASSETS - 100%		$ 34,129,678
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 11,099
Credit Suisse Securities (USA) LLC	11,422
Deutsche Bank Securities, Inc.	3,662
HSBC Securities (USA), Inc.	1,665
ING Financial Markets LLC	3,330
J.P. Morgan Securities, Inc.	3,330
Mizuho Securities USA, Inc.	3,330
Societe Generale, New York Branch	4,162
$ 42,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,495
Fidelity Securities Lending Cash Central Fund	6,027
Total	$ 11,522
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,220,635	$ -	$ 7,220,635	$ -
Consumer Staples	723,644	-	723,644	-
Financials	8,349,530	-	8,349,530	-
Health Care	597,253	-	597,253	-
Industrials	5,804,322	-	5,804,322	-
Information Technology	5,458,380	-	5,458,380	-
Materials	1,971,419	-	1,971,419	-
Telecommunication Services	2,222,736	-	2,222,736	-
Utilities	190,159	-	190,159	-
Money Market Funds	1,511,605	1,511,605	-	-
Cash Equivalents	42,000	-	42,000	-
Total Investments in Securities:	$ 34,091,683	$ 1,511,605	$ 32,580,078	$ -
Income Tax Information

At October 31, 2009, the fund had a capital loss carryforward of approximately $30,561,319 of which $6,193,464, $6,651,966, $7,706,742 and $10,009,147 will expire on October 31, 2010, 2015, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $42,000) - See accompanying schedule: Unaffiliated issuers (cost $39,876,811)	$ 32,580,078
Fidelity Central Funds (cost $1,511,605)	1,511,605
Total Investments (cost $41,388,416)		$ 34,091,683
Cash		249
Receivable for investments sold		202,618
Receivable for fund shares sold		39,150
Dividends receivable		193,036
Distributions receivable from Fidelity Central Funds		529
Prepaid expenses		225
Other receivables		748
Total assets		34,528,238

Liabilities
Payable for investments purchased	$ 239,205
Payable for fund shares redeemed	68,537
Accrued management fee	18,455
Distribution fees payable	15,561
Other affiliated payables	11,658
Other payables and accrued expenses	45,144
Total liabilities		398,560

Net Assets		$ 34,129,678
Net Assets consist of:
Paid in capital		$ 73,214,491
Undistributed net investment income		5,019
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,794,850)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,294,982)
Net Assets		$ 34,129,678

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,798,025 ÷ 1,205,478 shares)	$ 10.62

Maximum offering price per share (100/94.25 of $10.62)	$ 11.27
Class T: Net Asset Value and redemption price per share ($5,486,540 ÷ 526,991 shares)	$ 10.41

Maximum offering price per share (100/96.50 of $10.41)	$ 10.79
Class B: Net Asset Value and offering price per share ($2,564,017 ÷ 258,535 shares)A	$ 9.92

Class C: Net Asset Value and offering price per share ($9,286,271 ÷ 930,349 shares)A	$ 9.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,994,825 ÷ 365,451 shares)	$ 10.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 634,350
Income from Fidelity Central Funds		11,522
		645,872
Less foreign taxes withheld		(44,384)
Total income		601,488

Expenses
Management fee Basic fee	$ 240,426
Performance adjustment	(80,662)
Transfer agent fees	110,743
Distribution fees	182,929
Accounting and security lending fees	18,174
Custodian fees and expenses	26,267
Independent trustees' compensation	249
Registration fees	52,513
Audit	53,663
Legal	168
Miscellaneous	181
Total expenses before reductions	604,651
Expense reductions	(8,182)	596,469
Net investment income (loss)		5,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,569,130)
Foreign currency transactions	53,405
Total net realized gain (loss)		(10,515,725)
Change in net unrealized appreciation (depreciation) on: Investment securities	13,557,623
Assets and liabilities in foreign currencies	(20,886)
Total change in net unrealized appreciation (depreciation)		13,536,737
Net gain (loss)		3,021,012
Net increase (decrease) in net assets resulting from operations		$ 3,026,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,019	$ (54,002)
Net realized gain (loss)	(10,515,725)	(7,784,819)
Change in net unrealized appreciation (depreciation)	13,536,737	(26,340,265)
Net increase (decrease) in net assets resulting from operations	3,026,031	(34,179,086)
Distributions to shareholders from net realized gain	-	(176,687)
Share transactions - net increase (decrease)	(8,304,847)	(23,791,941)
Redemption fees	12,477	25,266
Total increase (decrease) in net assets	(5,266,339)	(58,122,448)

Net Assets
Beginning of period	39,396,017	97,518,465
End of period (including undistributed net investment income of $5,019 and $0, respectively)	$ 34,129,678	$ 39,396,017

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.37	$ 16.41	$ 16.72	$ 15.61	$ 12.64
Income from Investment Operations
Net investment income (loss) C	.03	.03	(.04)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.22	(7.02)	(.27)	1.17	3.04
Total from investment operations	1.25	(6.99)	(.31)	1.10	2.96
Distributions from net realized gain	-	(.06)	-	-	-
Redemption fees added to paid in capital C	- G	.01	- G	.01	.01
Net asset value, end of period	$ 10.62	$ 9.37	$ 16.41	$ 16.72	$ 15.61
Total Return A, B	13.34%	(42.68)%	(1.85)%	7.11%	23.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.54%	1.70%	1.52%	1.62%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.56%
Expenses net of all reductions	1.49%	1.49%	1.48%	1.48%	1.55%
Net investment income (loss)	.30%	.24%	(.22)%	(.42)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,798	$ 14,133	$ 32,945	$ 41,876	$ 26,169
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 16.11	$ 16.46	$ 15.41	$ 12.51
Income from Investment Operations
Net investment income (loss) C	-	- G	(.08)	(.12)	(.11)
Net realized and unrealized gain (loss)	1.20	(6.91)	(.27)	1.16	3.00
Total from investment operations	1.20	(6.91)	(.35)	1.04	2.89
Distributions from net realized gain	-	- G	-	-	-
Redemption fees added to paid in capital C	- G	.01	- G	.01	.01
Net asset value, end of period	$ 10.41	$ 9.21	$ 16.11	$ 16.46	$ 15.41
Total Return A, B	13.03%	(42.82)%	(2.13)%	6.81%	23.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.81%	1.96%	1.82%	1.97%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.81%
Expenses net of all reductions	1.74%	1.74%	1.73%	1.73%	1.80%
Net investment income (loss)	.05%	(.01)%	(.47)%	(.67)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,487	$ 6,752	$ 14,303	$ 21,039	$ 15,610
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 15.50	$ 15.91	$ 14.96	$ 12.21
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.15)	(.20)	(.17)
Net realized and unrealized gain (loss)	1.14	(6.61)	(.26)	1.14	2.91
Total from investment operations	1.10	(6.68)	(.41)	.94	2.74
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.92	$ 8.82	$ 15.50	$ 15.91	$ 14.96
Total Return A, B	12.47%	(43.10)%	(2.58)%	6.35%	22.52%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.29%	2.45%	2.33%	2.43%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.24%	2.24%	2.23%	2.23%	2.30%
Net investment income (loss)	(.45)%	(.51)%	(.97)%	(1.17)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,564	$ 3,079	$ 7,874	$ 16,120	$ 18,916
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 15.60	$ 16.01	$ 15.05	$ 12.28
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.15)	(.18)	(.17)
Net realized and unrealized gain (loss)	1.14	(6.65)	(.26)	1.13	2.93
Total from investment operations	1.10	(6.72)	(.41)	.95	2.76
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.98	$ 8.88	$ 15.60	$ 16.01	$ 15.05
Total Return A, B	12.39%	(43.08)%	(2.56)%	6.38%	22.56%
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.26%	2.37%	2.18%	2.27%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%	2.18%	2.27%
Expenses net of all reductions	2.24%	2.24%	2.23%	2.16%	2.26%
Net investment income (loss)	(.45)%	(.51)%	(.97)%	(1.10)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,286	$ 11,612	$ 33,957	$ 53,846	$ 34,144
Portfolio turnover rate E	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 16.82	$ 17.10	$ 15.90	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06	.08	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	1.25	(7.19)	(.29)	1.19	3.08
Total from investment operations	1.31	(7.11)	(.28)	1.18	3.06
Distributions from net realized gain	-	(.10)	-	-	-
Redemption fees added to paid in capital B	- F	.01	- F	.02	.01
Net asset value, end of period	$ 10.93	$ 9.62	$ 16.82	$ 17.10	$ 15.90
Total Return A	13.62%	(42.45)%	(1.64)%	7.55%	23.93%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.16%	1.31%	1.12%	1.19%
Expenses net of fee waivers, if any	1.19%	1.16%	1.25%	1.12%	1.19%
Expenses net of all reductions	1.17%	1.15%	1.23%	1.10%	1.17%
Net investment income (loss)	.61%	.58%	.03%	(.04)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,995	$ 3,820	$ 8,440	$ 13,773	$ 8,399
Portfolio turnover rate D	63%	63%	138%	83%	89%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,013,955
Gross unrealized depreciation	(9,908,031)
Net unrealized appreciation (depreciation)	$ (8,894,076)

Tax Cost	$ 42,985,759

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 368,831
Capital loss carryforward	(30,561,319)
Net unrealized appreciation (depreciation)	$ (8,895,827)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$ 176,687

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,797,691 and $29,013,931, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on relative investment performance of the Institutional class of the fund, as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in September 2008. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 30,151	$ 993
Class T	.25%	.25%	28,572	28,572
Class B	.75%	.25%	26,131	19,681
Class C	.75%	.25%	98,075	10,702
			$ 182,929	$ 59,948

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,957
Class T	1,463
Class B*	11,379
Class C*	581
$ 23,380

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 39,674.33
Class T	21,187.37
Class B	8,622.33
Class C	32,108.33
Institutional Class	9,152.26
	$ 110,743

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,027.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 363
Class T	1.75%	2,642
Class B	2.25%	154
Class C	2.25%	405
		$ 3,564

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,618 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 124,132
Class T	-	3,460
Institutional Class	-	49,095
Total	$ -	$ 176,687

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	387,815	496,908	$ 3,955,890	$ 6,070,543
Reinvestment of distributions	-	5,585	-	90,031
Shares redeemed	(690,213)	(1,002,463)	(6,443,696)	(13,279,810)
Net increase (decrease)	(302,398)	(499,970)	$ (2,487,806)	$ (7,119,236)
Class T
Shares sold	85,871	160,164	$ 821,641	$ 2,217,320
Reinvestment of distributions	-	190	-	3,018
Shares redeemed	(291,704)	(315,254)	(2,612,466)	(4,273,944)
Net increase (decrease)	(205,833)	(154,900)	$ (1,790,825)	$ (2,053,606)
Class B
Shares sold	33,684	48,150	$ 311,723	$ 645,026
Shares redeemed	(124,191)	(207,114)	(1,068,104)	(2,703,004)
Net increase (decrease)	(90,507)	(158,964)	$ (756,381)	$ (2,057,978)
Class C
Shares sold	185,921	199,230	$ 1,754,348	$ 2,333,839
Shares redeemed	(563,483)	(1,068,271)	(4,904,518)	(13,487,743)
Net increase (decrease)	(377,562)	(869,041)	$ (3,150,170)	$ (11,153,904)
Institutional Class
Shares sold	90,905	64,303	$ 979,010	$ 941,434
Reinvestment of distributions	-	496	-	8,183
Shares redeemed	(122,531)	(169,354)	(1,098,675)	(2,356,834)
Net increase (decrease)	(31,626)	(104,555)	$ (119,665)	$ (1,407,217)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008- present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008- present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006- present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005- present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/7/09	12/4/09	$0.00	$0.193

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1209
1.784757.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. sales charge )	58.49%	22.41%	15.14%
Class T (incl. sales charge)	61.82%	22.66%	15.13%
Class B (incl. contingent deferred sales charge) A	61.89%	22.74%	15.24%
Class C (incl. contingent deferred sales charge) B	65.89%	22.95%	14.97%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Advisor Latin America Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 68.16%, 67.69%, 66.89% and 66.89%, respectively, (excluding sales charges), trailing the MSCI EM Latin America Index, which advanced 78.10%. Holding a modest cash position in a strong market was the biggest detractor. Stock selection and an underweighting in the materials sector also hurt, as did overweighting consumer discretionary. Unfavorable market positioning and stock picking in financials was another detractor, as was security selection in energy. On a country basis, our holdings in Brazil modestly trailed that nation's aggregate return in the index, but we erased some of those losses by overweighting this strong-performing market. Security selection in non-index Canada also detracted. Top individual detractors included Brazilian steel maker Siderurgica Nacional and iron-ore producer Companhia Vale do Rio Doce, also based in Brazil. Conversely, we had favorable security selection in telecommunication services and utilities, including virtually avoiding Mexican telephone company Telefonos de Mexico and not owning Brazil-based utility operator Centrais Eletricas Brasilerias, two index components that lagged. Some stocks mentioned in this update were not held at period end.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.48%
Actual		$ 1,000.00	$ 1,445.30	$ 9.12
HypotheticalA		$ 1,000.00	$ 1,017.74	$ 7.53
Class T	1.75%
Actual		$ 1,000.00	$ 1,443.10	$ 10.78
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.23%
Actual		$ 1,000.00	$ 1,439.70	$ 13.71
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Class C	2.23%
Actual		$ 1,000.00	$ 1,440.10	$ 13.72
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,447.50	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	11.0	12.1
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	8.2	7.3
Vale SA (PN-A) (Brazil, Metals & Mining)	8.1	0.0
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	6.8	6.7
Petroleo Brasileiro SA - Petrobras (ON) (Brazil, Oil, Gas & Consumable Fuels)	6.5	8.3
	40.6
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.0	24.4
Energy	18.2	22.4
Telecommunication Services	16.8	12.6
Financials	12.3	11.9
Consumer Staples	10.3	6.9
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	65.8	68.1
Mexico	15.9	15.5
Chile	6.4	2.8
Peru	3.1	1.9
Canada	1.6	0.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 95.7%	Stocks 91.9%
Short-Term Investments and Net Other Assets 4.3%	Short-Term Investments and Net Other Assets 8.1%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Bermuda - 1.5%
Dufry South America Ltd. unit	143,350	$ 2,490,637
GP Investments, Ltd. unit (a)	143,141	731,472
TOTAL BERMUDA		3,222,109
Brazil - 65.8%
AES Tiete SA (PN) (non-vtg.)	329,145	3,709,703
Banco Bradesco SA:
(PN)	136,250	2,665,895
(PN) sponsored ADR	260,600	5,133,820
Brascan Residential Properties SA	78,100	296,223
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	69,300	6,242,544
sponsored ADR	3,260	247,760
Companhia de Concessoes Rodoviarias	35,900	706,096
Companhia de Saneamento de Minas Gerais	2,764	48,651
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	23,200	364,229
(PN) sponsored ADR (non-vtg.) (c)	195,975	3,094,445
Confab Industrial SA (PN) (non-vtg.)	280,900	826,176
Eletropaulo Metropolitana SA (PN-B)	134,760	2,542,627
Equatorial Energia SA	208,577	1,978,947
GVT Holding SA (a)	96,900	2,781,226
Itau Unibanco Banco Multiplo SA	214,694	4,084,940
Itau Unibanco Banco Multiplo SA ADR	537,941	10,296,191
Lojas Americanas SA (PN)	211,600	1,380,470
Net Servicos de Comunicacao SA:
sponsored ADR	28,500	350,265
(PN) (a)	373,100	4,599,138
OGX Petroleo e Gas Participacoes SA	1,800	1,451,283
Petroleo Brasileiro SA - Petrobras:
(ON)	19,800	455,315
(PN) (non-vtg.)	334,700	6,636,228
(PN) sponsored ADR (non-vtg.)	408,950	16,407,074
sponsored ADR (c)	287,800	13,302,116
Souza Cruz Industria Comerico	87,700	3,113,221
TAM SA (PN) sponsored ADR (ltd. vtg.) (a)	251,102	3,583,226
Tele Norte Leste Participacoes SA:
(ON)	35,200	793,459
sponsored ADR (non-vtg.)	164,200	3,129,652
TIM Participacoes SA	300,600	711,732
TIM Participacoes SA sponsored ADR (non-vtg.) (c)	63,741	1,503,650
Tractebel Energia SA	191,300	2,335,311
Common Stocks - continued
	Shares	Value
Brazil - continued
Usinas Siderurgicas de Minas Gerais SA - Usiminas:
(ON)	27,750	$ 682,248
(PN-A) (non-vtg.)	93,700	2,447,309
Vale SA:
(PN-A)	79,700	1,794,291
(PN-A) sponsored ADR	657,200	15,181,320
sponsored ADR (c)	251,800	6,418,382
Vivo Participacoes SA:
(PN)	37,352	909,410
sponsored ADR	229,346	5,561,641
Votorantim Celulose e Papel SA (a)	4,532	62,092
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	42,101	578,468
TOTAL BRAZIL		138,406,774
Canada - 1.6%
Jaguar Mining, Inc. (a)(c)	75,400	630,161
Yamana Gold, Inc.	253,800	2,690,700
TOTAL CANADA		3,320,861
Chile - 6.4%
Banco Santander Chile sponsored ADR	58,825	3,096,548
CAP SA	186,887	4,857,409
Compania Cervecerias Unidas SA	73,570	518,918
Compania Cervecerias Unidas SA sponsored ADR	12,043	426,563
Empresa Nacional de Electricidad SA	837,646	1,287,352
Empresa Nacional de Electricidad SA sponsored ADR (c)	42,271	1,939,816
Vina Concha y Toro SA	214,543	454,583
Vina Concha y Toro SA sponsored ADR	20,985	893,961
TOTAL CHILE		13,475,150
Luxembourg - 0.7%
Millicom International Cellular SA (a)	24,000	1,503,840
Mexico - 15.9%
America Movil SAB de CV:
Series L	126,700	280,103
Series L sponsored ADR	386,644	17,062,598
Fomento Economico Mexicano SAB de CV sponsored ADR	96,863	4,195,137
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	134,593	3,430,776
Grupo Modelo SAB de CV Series C (a)	169,400	769,790
Grupo Televisa SA de CV (CPO) sponsored ADR	18,056	349,564
Industrias Penoles SA de CV	65,325	1,192,895
Common Stocks - continued
	Shares	Value
Mexico - continued
Telefonos de Mexico SA de CV:
Series L	395,400	$ 329,111
Series L sponsored ADR	72,400	1,202,564
Wal-Mart de Mexico SA de CV Series V	1,313,369	4,581,612
TOTAL MEXICO		33,394,150
Panama - 0.7%
Copa Holdings SA Class A	33,400	1,410,482
Peru - 3.1%
Compania de Minas Buenaventura SA sponsored ADR	190,348	6,389,982
TOTAL COMMON STOCKS (Cost $135,477,876)		201,123,348
Money Market Funds - 15.0%

Fidelity Cash Central Fund, 0.20% (d)	7,987,865	7,987,865
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	23,576,850	23,576,850
TOTAL MONEY MARKET FUNDS (Cost $31,564,715)		31,564,715
TOTAL INVESTMENT PORTFOLIO - 110.7% (Cost $167,042,591)		232,688,063
NET OTHER ASSETS - (10.7)%		(22,467,180)
NET ASSETS - 100%		$ 210,220,883
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,628
Fidelity Securities Lending Cash Central Fund	6,886
Total	$ 42,514
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 138,406,774	$ 138,358,123	$ 48,651	$ -
Mexico	33,394,150	33,394,150	-	-
Chile	13,475,150	13,475,150	-	-
Peru	6,389,982	6,389,982	-	-
Canada	3,320,861	3,320,861	-	-
Bermuda	3,222,109	3,222,109	-	-
Luxembourg	1,503,840	1,503,840	-	-
Panama	1,410,482	1,410,482	-	-
Money Market Funds	31,564,715	31,564,715	-	-
Total Investments in Securities:	$ 232,688,063	$ 232,639,412	$ 48,651	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $62,702,397 of which $31,501,550 and $31,200,847 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $22,031,795) - See accompanying schedule: Unaffiliated issuers (cost $135,477,876)	$ 201,123,348
Fidelity Central Funds (cost $31,564,715)	31,564,715
Total Investments (cost $167,042,591)		$ 232,688,063
Receivable for investments sold		2,198,845
Receivable for fund shares sold		476,440
Dividends receivable		1,184,839
Distributions receivable from Fidelity Central Funds		3,719
Prepaid expenses		1,158
Other receivables		17,440
Total assets		236,570,504

Liabilities
Payable for investments purchased	$ 1,572,529
Payable for fund shares redeemed	853,234
Accrued management fee	131,908
Distribution fees payable	89,798
Other affiliated payables	62,959
Other payables and accrued expenses	62,343
Collateral on securities loaned, at value	23,576,850
Total liabilities		26,349,621

Net Assets		$ 210,220,883
Net Assets consist of:
Paid in capital		$ 206,594,148
Undistributed net investment income		1,435,498
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,479,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		65,670,253
Net Assets		$ 210,220,883

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,225,264 ÷ 2,290,191 shares)	$ 43.33

Maximum offering price per share (100/94.25 of $43.33)	$ 45.97
Class T: Net Asset Value and redemption price per share ($34,434,207 ÷ 797,927 shares)	$ 43.15

Maximum offering price per share (100/96.50 of $43.15)	$ 44.72
Class B: Net Asset Value and offering price per share ($18,975,250 ÷ 446,462 shares)A	$ 42.50

Class C: Net Asset Value and offering price per share ($43,321,954 ÷ 1,023,236 shares)A	$ 42.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,264,208 ÷ 322,610 shares)	$ 44.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 4,983,150
Interest		3,430
Income from Fidelity Central Funds		42,514
		5,029,094
Less foreign taxes withheld		(382,692)
Total income		4,646,402

Expenses
Management fee	$ 1,056,899
Transfer agent fees	464,563
Distribution fees	734,518
Accounting and security lending fees	77,497
Custodian fees and expenses	108,417
Independent trustees' compensation	1,034
Registration fees	73,760
Audit	53,990
Legal	672
Miscellaneous	1,434
Total expenses before reductions	2,572,784
Expense reductions	(27,951)	2,544,833
Net investment income (loss)		2,101,569
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,048,546)
Foreign currency transactions	51,454
Total net realized gain (loss)		(29,997,092)
Change in net unrealized appreciation (depreciation) on: Investment securities	105,099,790
Assets and liabilities in foreign currencies	59,066
Total change in net unrealized appreciation (depreciation)		105,158,856
Net gain (loss)		75,161,764
Net increase (decrease) in net assets resulting from operations		$ 77,263,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,101,569	$ 2,177,015
Net realized gain (loss)	(29,997,092)	(32,101,879)
Change in net unrealized appreciation (depreciation)	105,158,856	(169,265,042)
Net increase (decrease) in net assets resulting from operations	77,263,333	(199,189,906)
Distributions to shareholders from net investment income	(2,033,087)	(1,251,485)
Distributions to shareholders from net realized gain	-	(4,625,712)
Total distributions	(2,033,087)	(5,877,197)
Share transactions - net increase (decrease)	8,107,639	40,641,905
Redemption fees	50,511	320,135
Total increase (decrease) in net assets	83,388,396	(164,105,063)

Net Assets
Beginning of period	126,832,487	290,937,550
End of period (including undistributed net investment income of $1,435,498 and undistributed net investment income of $1,369,261, respectively)	$ 210,220,883	$ 126,832,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 61.60	$ 37.85	$ 27.16	$ 16.72
Income from Investment Operations
Net investment income (loss) C	.54	.53 F	.42	.58	.42
Net realized and unrealized gain (loss)	16.93	(34.41)	24.52	10.94	10.14
Total from investment operations	17.47	(33.88)	24.94	11.52	10.56
Distributions from net investment income	(.59)	(.39)	(.46)	(.34)	(.17)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.59)	(1.34)	(1.23)	(.89)	(.17)
Redemption fees added to paid in capital C	.01	.06	.04	.06	.05
Net asset value, end of period	$ 43.33	$ 26.44	$ 61.60	$ 37.85	$ 27.16
Total Return A, B	68.16%	(56.11)%	67.94%	43.54%	63.94%
Ratios to Average Net Assets D, G
Expenses before reductions	1.48%	1.43%	1.45%	1.62%	1.93%
Expenses net of fee waivers, if any	1.48%	1.43%	1.45%	1.50%	1.56%
Expenses net of all reductions	1.46%	1.41%	1.43%	1.47%	1.50%
Net investment income (loss)	1.66%	1.00% F	.88%	1.70%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,225	$ 62,702	$ 132,524	$ 56,662	$ 13,736
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 26.21	$ 61.09	$ 37.56	$ 26.98	$ 16.63
Income from Investment Operations
Net investment income (loss) C	.45	.38 F	.28	.49	.36
Net realized and unrealized gain (loss)	16.90	(34.13)	24.35	10.86	10.09
Total from investment operations	17.35	(33.75)	24.63	11.35	10.45
Distributions from net investment income	(.42)	(.24)	(.37)	(.28)	(.15)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.42)	(1.19)	(1.14)	(.83)	(.15)
Redemption fees added to paid in capital C	.01	.06	.04	.06	.05
Net asset value, end of period	$ 43.15	$ 26.21	$ 61.09	$ 37.56	$ 26.98
Total Return A, B	67.69%	(56.23)%	67.50%	43.11%	63.57%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.71%	1.72%	1.89%	2.26%
Expenses net of fee waivers, if any	1.75%	1.71%	1.72%	1.75%	1.82%
Expenses net of all reductions	1.73%	1.69%	1.71%	1.72%	1.77%
Net investment income (loss)	1.39%	.72% F	.61%	1.45%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,434	$ 19,709	$ 46,960	$ 23,723	$ 9,144
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.65	$ 59.87	$ 36.87	$ 26.54	$ 16.40
Income from Investment Operations
Net investment income (loss) C	.29	.11 F	.05	.31	.24
Net realized and unrealized gain (loss)	16.72	(33.44)	23.91	10.68	9.95
Total from investment operations	17.01	(33.33)	23.96	10.99	10.19
Distributions from net investment income	(.17)	-	(.22)	(.17)	(.10)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.17)	(.95)	(.99)	(.72)	(.10)
Redemption fees added to paid in capital C	.01	.06	.03	.06	.05
Net asset value, end of period	$ 42.50	$ 25.65	$ 59.87	$ 36.87	$ 26.54
Total Return A, B	66.89%	(56.46)%	66.68%	42.36%	62.73%
Ratios to Average Net Assets D, G
Expenses before reductions	2.23%	2.21%	2.22%	2.42%	2.73%
Expenses net of fee waivers, if any	2.23%	2.21%	2.22%	2.25%	2.34%
Expenses net of all reductions	2.21%	2.20%	2.20%	2.22%	2.28%
Net investment income (loss)	.91%	.21% F	.11%	.95%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,975	$ 12,623	$ 32,143	$ 17,402	$ 8,998
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.54	$ 59.63	$ 36.74	$ 26.48	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.29	.13 F	.07	.31	.24
Net realized and unrealized gain (loss)	16.66	(33.30)	23.80	10.65	9.94
Total from investment operations	16.95	(33.17)	23.87	10.96	10.18
Distributions from net investment income	(.16)	(.03)	(.24)	(.21)	(.10)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.16)	(.98)	(1.01)	(.76)	(.10)
Redemption fees added to paid in capital C	.01	.06	.03	.06	.05
Net asset value, end of period	$ 42.34	$ 25.54	$ 59.63	$ 36.74	$ 26.48
Total Return A, B	66.89%	(56.44)%	66.66%	42.38%	62.86%
Ratios to Average Net Assets D, G
Expenses before reductions	2.23%	2.18%	2.18%	2.34%	2.69%
Expenses net of fee waivers, if any	2.23%	2.18%	2.18%	2.25%	2.32%
Expenses net of all reductions	2.21%	2.17%	2.17%	2.22%	2.26%
Net investment income (loss)	.91%	.24% F	.14%	.95%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,322	$ 24,611	$ 60,415	$ 29,189	$ 9,252
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 27.02	$ 62.89	$ 38.56	$ 27.64	$ 16.97
Income from Investment Operations
Net investment income (loss) B	.65	.71 E	.58	.66	.46
Net realized and unrealized gain (loss)	17.23	(35.14)	25.01	11.13	10.33
Total from investment operations	17.88	(34.43)	25.59	11.79	10.79
Distributions from net investment income	(.69)	(.55)	(.53)	(.38)	(.17)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.69)	(1.50)	(1.30)	(.93)	(.17)
Redemption fees added to paid in capital B	.01	.06	.04	.06	.05
Net asset value, end of period	$ 44.22	$ 27.02	$ 62.89	$ 38.56	$ 27.64
Total Return A	68.60%	(55.97)%	68.51%	43.79%	64.36%
Ratios to Average Net Assets C, F
Expenses before reductions	1.20%	1.14%	1.12%	1.26%	1.59%
Expenses net of fee waivers, if any	1.20%	1.14%	1.12%	1.25%	1.36%
Expenses net of all reductions	1.19%	1.12%	1.11%	1.23%	1.30%
Net investment income (loss)	1.93%	1.29% E	1.21%	1.94%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,264	$ 7,189	$ 18,897	$ 6,335	$ 4,810
Portfolio turnover rate D	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,564,269
Gross unrealized depreciation	(4,497,290)
Net unrealized appreciation (depreciation)	$ 63,066,979

Tax Cost	$ 169,621,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,237,372
Capital loss carryforward	$ (62,702,397)
Net unrealized appreciation (depreciation)	$ 63,042,198

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,033,087	$ 1,251,485
Long-term Capital Gains	-	4,625,712
Total	$ 2,033,087	$ 5,877,197

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $83,169,548 and $79,983,041, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 179,548	$ 2,904
Class T	.25%	.25%	120,550	748
Class B	.75%	.25%	142,428	107,088
Class C	.75%	.25%	291,992	58,980
			$ 734,518	$ 169,720

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61,757
Class T	9,062
Class B*	49,068
Class C*	9,888
$ 129,775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 222,524.31
Class T	80,789.33
Class B	44,880.31
Class C	91,518.31
Institutional Class	24,852.28
	$ 464,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $725 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,886.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 695

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,256 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,351,229	$ 858,859
Class T	302,644	187,433
Class B	80,164	-
Class C	140,439	31,775
Institutional Class	158,611	173,418
Total	$ 2,033,087	$ 1,251,485
From net realized gain
Class A	$ -	$ 2,092,092
Class T	-	742,575
Class B	-	516,624
Class C	-	973,748
Institutional Class	-	300,673
Total	$ -	$ 4,625,712

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	717,827	1,804,080	$ 24,570,868	$ 103,513,609
Reinvestment of distributions	54,590	44,760	1,233,366	2,663,650
Shares redeemed	(853,465)	(1,629,019)	(25,601,192)	(76,716,074)
Net increase (decrease)	(81,048)	219,821	$ 203,042	$ 29,461,185

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class T
Shares sold	289,423	455,941	$ 9,457,466	$ 25,880,888
Reinvestment of distributions	12,820	15,156	291,028	896,344
Shares redeemed	(256,194)	(487,974)	(7,384,302)	(22,726,188)
Net increase (decrease)	46,049	(16,877)	$ 2,364,192	$ 4,051,044
Class B
Shares sold	96,316	230,078	$ 3,207,351	$ 12,689,809
Reinvestment of distributions	3,068	8,122	71,250	472,231
Shares redeemed	(144,947)	(283,069)	(4,309,486)	(12,786,098)
Net increase (decrease)	(45,563)	(44,869)	$ (1,030,885)	$ 375,942
Class C
Shares sold	368,876	559,295	$ 12,830,970	$ 31,685,538
Reinvestment of distributions	5,111	14,808	118,795	856,928
Shares redeemed	(314,277)	(623,778)	(9,100,914)	(28,689,395)
Net increase (decrease)	59,710	(49,675)	$ 3,848,851	$ 3,853,071
Institutional Class
Shares sold	202,877	361,455	$ 7,228,984	$ 21,471,831
Reinvestment of distributions	4,984	5,443	114,341	330,045
Shares redeemed	(151,305)	(401,317)	(4,620,886)	(18,901,213)
Net increase (decrease)	56,556	(34,419)	$ 2,722,439	$ 2,900,663

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008- present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006- present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.409	$0.370

Class T	12/07/09	12/04/09	$0.331	$0.370

Class B	12/07/09	12/04/09	$0.146	$0.370

Class C	12/07/09	12/04/09	$0.184	$0.370

Class A designates 100% and 96%; Class T designates 100% and 96%; Class B designates 100% and 96%; and Class C designates 100% and 96%; of the dividends distributed in December 5, 2008 and December 30, 2008, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$0.589	$0.0911
	12/31/08	$0.090	$0.0000
Class B	12/08/08	$0.169	$0.0911
	12/31/08	$0.090	$0.0000
Class C	12/08/08	$0.157	$0.0911
	12/31/08	$0.090	$0.0000
Class T	12/08/08	$0.421	$0.0911
	12/31/08	$0.090	$0.0000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAF-UANN-1209
1.784760.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	68.60%	24.21%	16.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Advisor Latin America Fund: For the year, the fund's Institutional Class shares returned 68.60%, trailing the MSCI EM Latin America Index, which advanced 78.10%. Holding a modest cash position in a strong market was the biggest detractor. Stock selection and an underweighting in the materials sector also hurt, as did overweighting consumer discretionary. Unfavorable market positioning and stock picking in financials was another detractor, as was security selection in energy. On a country basis, our holdings in Brazil modestly trailed that nation's aggregate return in the index, but we erased some of those losses by overweighting this strong-performing market. Security selection in non-index Canada also detracted. Top individual detractors included Brazilian steel maker Siderurgica Nacional and iron-ore producer Companhia Vale do Rio Doce, also based in Brazil. Conversely, we had favorable security selection in telecommunication services and utilities, including virtually avoiding Mexican telephone company Telefonos de Mexico and not owning Brazil-based utility operator Centrais Eletricas Brasilerias, two index components that lagged. Some stocks mentioned in this update were not held at period end.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.48%
Actual		$ 1,000.00	$ 1,445.30	$ 9.12
HypotheticalA		$ 1,000.00	$ 1,017.74	$ 7.53
Class T	1.75%
Actual		$ 1,000.00	$ 1,443.10	$ 10.78
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.23%
Actual		$ 1,000.00	$ 1,439.70	$ 13.71
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Class C	2.23%
Actual		$ 1,000.00	$ 1,440.10	$ 13.72
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,447.50	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	11.0	12.1
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	8.2	7.3
Vale SA (PN-A) (Brazil, Metals & Mining)	8.1	0.0
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	6.8	6.7
Petroleo Brasileiro SA - Petrobras (ON) (Brazil, Oil, Gas & Consumable Fuels)	6.5	8.3
	40.6
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.0	24.4
Energy	18.2	22.4
Telecommunication Services	16.8	12.6
Financials	12.3	11.9
Consumer Staples	10.3	6.9
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	65.8	68.1
Mexico	15.9	15.5
Chile	6.4	2.8
Peru	3.1	1.9
Canada	1.6	0.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 95.7%	Stocks 91.9%
Short-Term Investments and Net Other Assets 4.3%	Short-Term Investments and Net Other Assets 8.1%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Bermuda - 1.5%
Dufry South America Ltd. unit	143,350	$ 2,490,637
GP Investments, Ltd. unit (a)	143,141	731,472
TOTAL BERMUDA		3,222,109
Brazil - 65.8%
AES Tiete SA (PN) (non-vtg.)	329,145	3,709,703
Banco Bradesco SA:
(PN)	136,250	2,665,895
(PN) sponsored ADR	260,600	5,133,820
Brascan Residential Properties SA	78,100	296,223
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	69,300	6,242,544
sponsored ADR	3,260	247,760
Companhia de Concessoes Rodoviarias	35,900	706,096
Companhia de Saneamento de Minas Gerais	2,764	48,651
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	23,200	364,229
(PN) sponsored ADR (non-vtg.) (c)	195,975	3,094,445
Confab Industrial SA (PN) (non-vtg.)	280,900	826,176
Eletropaulo Metropolitana SA (PN-B)	134,760	2,542,627
Equatorial Energia SA	208,577	1,978,947
GVT Holding SA (a)	96,900	2,781,226
Itau Unibanco Banco Multiplo SA	214,694	4,084,940
Itau Unibanco Banco Multiplo SA ADR	537,941	10,296,191
Lojas Americanas SA (PN)	211,600	1,380,470
Net Servicos de Comunicacao SA:
sponsored ADR	28,500	350,265
(PN) (a)	373,100	4,599,138
OGX Petroleo e Gas Participacoes SA	1,800	1,451,283
Petroleo Brasileiro SA - Petrobras:
(ON)	19,800	455,315
(PN) (non-vtg.)	334,700	6,636,228
(PN) sponsored ADR (non-vtg.)	408,950	16,407,074
sponsored ADR (c)	287,800	13,302,116
Souza Cruz Industria Comerico	87,700	3,113,221
TAM SA (PN) sponsored ADR (ltd. vtg.) (a)	251,102	3,583,226
Tele Norte Leste Participacoes SA:
(ON)	35,200	793,459
sponsored ADR (non-vtg.)	164,200	3,129,652
TIM Participacoes SA	300,600	711,732
TIM Participacoes SA sponsored ADR (non-vtg.) (c)	63,741	1,503,650
Tractebel Energia SA	191,300	2,335,311
Common Stocks - continued
	Shares	Value
Brazil - continued
Usinas Siderurgicas de Minas Gerais SA - Usiminas:
(ON)	27,750	$ 682,248
(PN-A) (non-vtg.)	93,700	2,447,309
Vale SA:
(PN-A)	79,700	1,794,291
(PN-A) sponsored ADR	657,200	15,181,320
sponsored ADR (c)	251,800	6,418,382
Vivo Participacoes SA:
(PN)	37,352	909,410
sponsored ADR	229,346	5,561,641
Votorantim Celulose e Papel SA (a)	4,532	62,092
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	42,101	578,468
TOTAL BRAZIL		138,406,774
Canada - 1.6%
Jaguar Mining, Inc. (a)(c)	75,400	630,161
Yamana Gold, Inc.	253,800	2,690,700
TOTAL CANADA		3,320,861
Chile - 6.4%
Banco Santander Chile sponsored ADR	58,825	3,096,548
CAP SA	186,887	4,857,409
Compania Cervecerias Unidas SA	73,570	518,918
Compania Cervecerias Unidas SA sponsored ADR	12,043	426,563
Empresa Nacional de Electricidad SA	837,646	1,287,352
Empresa Nacional de Electricidad SA sponsored ADR (c)	42,271	1,939,816
Vina Concha y Toro SA	214,543	454,583
Vina Concha y Toro SA sponsored ADR	20,985	893,961
TOTAL CHILE		13,475,150
Luxembourg - 0.7%
Millicom International Cellular SA (a)	24,000	1,503,840
Mexico - 15.9%
America Movil SAB de CV:
Series L	126,700	280,103
Series L sponsored ADR	386,644	17,062,598
Fomento Economico Mexicano SAB de CV sponsored ADR	96,863	4,195,137
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	134,593	3,430,776
Grupo Modelo SAB de CV Series C (a)	169,400	769,790
Grupo Televisa SA de CV (CPO) sponsored ADR	18,056	349,564
Industrias Penoles SA de CV	65,325	1,192,895
Common Stocks - continued
	Shares	Value
Mexico - continued
Telefonos de Mexico SA de CV:
Series L	395,400	$ 329,111
Series L sponsored ADR	72,400	1,202,564
Wal-Mart de Mexico SA de CV Series V	1,313,369	4,581,612
TOTAL MEXICO		33,394,150
Panama - 0.7%
Copa Holdings SA Class A	33,400	1,410,482
Peru - 3.1%
Compania de Minas Buenaventura SA sponsored ADR	190,348	6,389,982
TOTAL COMMON STOCKS (Cost $135,477,876)		201,123,348
Money Market Funds - 15.0%

Fidelity Cash Central Fund, 0.20% (d)	7,987,865	7,987,865
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	23,576,850	23,576,850
TOTAL MONEY MARKET FUNDS (Cost $31,564,715)		31,564,715
TOTAL INVESTMENT PORTFOLIO - 110.7% (Cost $167,042,591)		232,688,063
NET OTHER ASSETS - (10.7)%		(22,467,180)
NET ASSETS - 100%		$ 210,220,883
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,628
Fidelity Securities Lending Cash Central Fund	6,886
Total	$ 42,514
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 138,406,774	$ 138,358,123	$ 48,651	$ -
Mexico	33,394,150	33,394,150	-	-
Chile	13,475,150	13,475,150	-	-
Peru	6,389,982	6,389,982	-	-
Canada	3,320,861	3,320,861	-	-
Bermuda	3,222,109	3,222,109	-	-
Luxembourg	1,503,840	1,503,840	-	-
Panama	1,410,482	1,410,482	-	-
Money Market Funds	31,564,715	31,564,715	-	-
Total Investments in Securities:	$ 232,688,063	$ 232,639,412	$ 48,651	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $62,702,397 of which $31,501,550 and $31,200,847 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $22,031,795) - See accompanying schedule: Unaffiliated issuers (cost $135,477,876)	$ 201,123,348
Fidelity Central Funds (cost $31,564,715)	31,564,715
Total Investments (cost $167,042,591)		$ 232,688,063
Receivable for investments sold		2,198,845
Receivable for fund shares sold		476,440
Dividends receivable		1,184,839
Distributions receivable from Fidelity Central Funds		3,719
Prepaid expenses		1,158
Other receivables		17,440
Total assets		236,570,504

Liabilities
Payable for investments purchased	$ 1,572,529
Payable for fund shares redeemed	853,234
Accrued management fee	131,908
Distribution fees payable	89,798
Other affiliated payables	62,959
Other payables and accrued expenses	62,343
Collateral on securities loaned, at value	23,576,850
Total liabilities		26,349,621

Net Assets		$ 210,220,883
Net Assets consist of:
Paid in capital		$ 206,594,148
Undistributed net investment income		1,435,498
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,479,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		65,670,253
Net Assets		$ 210,220,883

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,225,264 ÷ 2,290,191 shares)	$ 43.33

Maximum offering price per share (100/94.25 of $43.33)	$ 45.97
Class T: Net Asset Value and redemption price per share ($34,434,207 ÷ 797,927 shares)	$ 43.15

Maximum offering price per share (100/96.50 of $43.15)	$ 44.72
Class B: Net Asset Value and offering price per share ($18,975,250 ÷ 446,462 shares)A	$ 42.50

Class C: Net Asset Value and offering price per share ($43,321,954 ÷ 1,023,236 shares)A	$ 42.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($14,264,208 ÷ 322,610 shares)	$ 44.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 4,983,150
Interest		3,430
Income from Fidelity Central Funds		42,514
		5,029,094
Less foreign taxes withheld		(382,692)
Total income		4,646,402

Expenses
Management fee	$ 1,056,899
Transfer agent fees	464,563
Distribution fees	734,518
Accounting and security lending fees	77,497
Custodian fees and expenses	108,417
Independent trustees' compensation	1,034
Registration fees	73,760
Audit	53,990
Legal	672
Miscellaneous	1,434
Total expenses before reductions	2,572,784
Expense reductions	(27,951)	2,544,833
Net investment income (loss)		2,101,569
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,048,546)
Foreign currency transactions	51,454
Total net realized gain (loss)		(29,997,092)
Change in net unrealized appreciation (depreciation) on: Investment securities	105,099,790
Assets and liabilities in foreign currencies	59,066
Total change in net unrealized appreciation (depreciation)		105,158,856
Net gain (loss)		75,161,764
Net increase (decrease) in net assets resulting from operations		$ 77,263,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,101,569	$ 2,177,015
Net realized gain (loss)	(29,997,092)	(32,101,879)
Change in net unrealized appreciation (depreciation)	105,158,856	(169,265,042)
Net increase (decrease) in net assets resulting from operations	77,263,333	(199,189,906)
Distributions to shareholders from net investment income	(2,033,087)	(1,251,485)
Distributions to shareholders from net realized gain	-	(4,625,712)
Total distributions	(2,033,087)	(5,877,197)
Share transactions - net increase (decrease)	8,107,639	40,641,905
Redemption fees	50,511	320,135
Total increase (decrease) in net assets	83,388,396	(164,105,063)

Net Assets
Beginning of period	126,832,487	290,937,550
End of period (including undistributed net investment income of $1,435,498 and undistributed net investment income of $1,369,261, respectively)	$ 210,220,883	$ 126,832,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 61.60	$ 37.85	$ 27.16	$ 16.72
Income from Investment Operations
Net investment income (loss) C	.54	.53 F	.42	.58	.42
Net realized and unrealized gain (loss)	16.93	(34.41)	24.52	10.94	10.14
Total from investment operations	17.47	(33.88)	24.94	11.52	10.56
Distributions from net investment income	(.59)	(.39)	(.46)	(.34)	(.17)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.59)	(1.34)	(1.23)	(.89)	(.17)
Redemption fees added to paid in capital C	.01	.06	.04	.06	.05
Net asset value, end of period	$ 43.33	$ 26.44	$ 61.60	$ 37.85	$ 27.16
Total Return A, B	68.16%	(56.11)%	67.94%	43.54%	63.94%
Ratios to Average Net Assets D, G
Expenses before reductions	1.48%	1.43%	1.45%	1.62%	1.93%
Expenses net of fee waivers, if any	1.48%	1.43%	1.45%	1.50%	1.56%
Expenses net of all reductions	1.46%	1.41%	1.43%	1.47%	1.50%
Net investment income (loss)	1.66%	1.00% F	.88%	1.70%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,225	$ 62,702	$ 132,524	$ 56,662	$ 13,736
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 26.21	$ 61.09	$ 37.56	$ 26.98	$ 16.63
Income from Investment Operations
Net investment income (loss) C	.45	.38 F	.28	.49	.36
Net realized and unrealized gain (loss)	16.90	(34.13)	24.35	10.86	10.09
Total from investment operations	17.35	(33.75)	24.63	11.35	10.45
Distributions from net investment income	(.42)	(.24)	(.37)	(.28)	(.15)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.42)	(1.19)	(1.14)	(.83)	(.15)
Redemption fees added to paid in capital C	.01	.06	.04	.06	.05
Net asset value, end of period	$ 43.15	$ 26.21	$ 61.09	$ 37.56	$ 26.98
Total Return A, B	67.69%	(56.23)%	67.50%	43.11%	63.57%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.71%	1.72%	1.89%	2.26%
Expenses net of fee waivers, if any	1.75%	1.71%	1.72%	1.75%	1.82%
Expenses net of all reductions	1.73%	1.69%	1.71%	1.72%	1.77%
Net investment income (loss)	1.39%	.72% F	.61%	1.45%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,434	$ 19,709	$ 46,960	$ 23,723	$ 9,144
Portfolio turnover rate E	57%	48%	49%	50%	42%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.65	$ 59.87	$ 36.87	$ 26.54	$ 16.40
Income from Investment Operations
Net investment income (loss) C	.29	.11 F	.05	.31	.24
Net realized and unrealized gain (loss)	16.72	(33.44)	23.91	10.68	9.95
Total from investment operations	17.01	(33.33)	23.96	10.99	10.19
Distributions from net investment income	(.17)	-	(.22)	(.17)	(.10)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.17)	(.95)	(.99)	(.72)	(.10)
Redemption fees added to paid in capital C	.01	.06	.03	.06	.05
Net asset value, end of period	$ 42.50	$ 25.65	$ 59.87	$ 36.87	$ 26.54
Total Return A, B	66.89%	(56.46)%	66.68%	42.36%	62.73%
Ratios to Average Net Assets D, G
Expenses before reductions	2.23%	2.21%	2.22%	2.42%	2.73%
Expenses net of fee waivers, if any	2.23%	2.21%	2.22%	2.25%	2.34%
Expenses net of all reductions	2.21%	2.20%	2.20%	2.22%	2.28%
Net investment income (loss)	.91%	.21% F	.11%	.95%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,975	$ 12,623	$ 32,143	$ 17,402	$ 8,998
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.54	$ 59.63	$ 36.74	$ 26.48	$ 16.35
Income from Investment Operations
Net investment income (loss) C	.29	.13 F	.07	.31	.24
Net realized and unrealized gain (loss)	16.66	(33.30)	23.80	10.65	9.94
Total from investment operations	16.95	(33.17)	23.87	10.96	10.18
Distributions from net investment income	(.16)	(.03)	(.24)	(.21)	(.10)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.16)	(.98)	(1.01)	(.76)	(.10)
Redemption fees added to paid in capital C	.01	.06	.03	.06	.05
Net asset value, end of period	$ 42.34	$ 25.54	$ 59.63	$ 36.74	$ 26.48
Total Return A, B	66.89%	(56.44)%	66.66%	42.38%	62.86%
Ratios to Average Net Assets D, G
Expenses before reductions	2.23%	2.18%	2.18%	2.34%	2.69%
Expenses net of fee waivers, if any	2.23%	2.18%	2.18%	2.25%	2.32%
Expenses net of all reductions	2.21%	2.17%	2.17%	2.22%	2.26%
Net investment income (loss)	.91%	.24% F	.14%	.95%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,322	$ 24,611	$ 60,415	$ 29,189	$ 9,252
Portfolio turnover rate E	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 27.02	$ 62.89	$ 38.56	$ 27.64	$ 16.97
Income from Investment Operations
Net investment income (loss) B	.65	.71 E	.58	.66	.46
Net realized and unrealized gain (loss)	17.23	(35.14)	25.01	11.13	10.33
Total from investment operations	17.88	(34.43)	25.59	11.79	10.79
Distributions from net investment income	(.69)	(.55)	(.53)	(.38)	(.17)
Distributions from net realized gain	-	(.95)	(.77)	(.55)	-
Total distributions	(.69)	(1.50)	(1.30)	(.93)	(.17)
Redemption fees added to paid in capital B	.01	.06	.04	.06	.05
Net asset value, end of period	$ 44.22	$ 27.02	$ 62.89	$ 38.56	$ 27.64
Total Return A	68.60%	(55.97)%	68.51%	43.79%	64.36%
Ratios to Average Net Assets C, F
Expenses before reductions	1.20%	1.14%	1.12%	1.26%	1.59%
Expenses net of fee waivers, if any	1.20%	1.14%	1.12%	1.25%	1.36%
Expenses net of all reductions	1.19%	1.12%	1.11%	1.23%	1.30%
Net investment income (loss)	1.93%	1.29% E	1.21%	1.94%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,264	$ 7,189	$ 18,897	$ 6,335	$ 4,810
Portfolio turnover rate D	57%	48%	49%	50%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,564,269
Gross unrealized depreciation	(4,497,290)
Net unrealized appreciation (depreciation)	$ 63,066,979

Tax Cost	$ 169,621,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,237,372
Capital loss carryforward	$ (62,702,397)
Net unrealized appreciation (depreciation)	$ 63,042,198

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,033,087	$ 1,251,485
Long-term Capital Gains	-	4,625,712
Total	$ 2,033,087	$ 5,877,197

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $83,169,548 and $79,983,041, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 179,548	$ 2,904
Class T	.25%	.25%	120,550	748
Class B	.75%	.25%	142,428	107,088
Class C	.75%	.25%	291,992	58,980
			$ 734,518	$ 169,720

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61,757
Class T	9,062
Class B*	49,068
Class C*	9,888
$ 129,775

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 222,524.31
Class T	80,789.33
Class B	44,880.31
Class C	91,518.31
Institutional Class	24,852.28
	$ 464,563

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $725 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,886.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 695

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,256 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,351,229	$ 858,859
Class T	302,644	187,433
Class B	80,164	-
Class C	140,439	31,775
Institutional Class	158,611	173,418
Total	$ 2,033,087	$ 1,251,485
From net realized gain
Class A	$ -	$ 2,092,092
Class T	-	742,575
Class B	-	516,624
Class C	-	973,748
Institutional Class	-	300,673
Total	$ -	$ 4,625,712

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	717,827	1,804,080	$ 24,570,868	$ 103,513,609
Reinvestment of distributions	54,590	44,760	1,233,366	2,663,650
Shares redeemed	(853,465)	(1,629,019)	(25,601,192)	(76,716,074)
Net increase (decrease)	(81,048)	219,821	$ 203,042	$ 29,461,185

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class T
Shares sold	289,423	455,941	$ 9,457,466	$ 25,880,888
Reinvestment of distributions	12,820	15,156	291,028	896,344
Shares redeemed	(256,194)	(487,974)	(7,384,302)	(22,726,188)
Net increase (decrease)	46,049	(16,877)	$ 2,364,192	$ 4,051,044
Class B
Shares sold	96,316	230,078	$ 3,207,351	$ 12,689,809
Reinvestment of distributions	3,068	8,122	71,250	472,231
Shares redeemed	(144,947)	(283,069)	(4,309,486)	(12,786,098)
Net increase (decrease)	(45,563)	(44,869)	$ (1,030,885)	$ 375,942
Class C
Shares sold	368,876	559,295	$ 12,830,970	$ 31,685,538
Reinvestment of distributions	5,111	14,808	118,795	856,928
Shares redeemed	(314,277)	(623,778)	(9,100,914)	(28,689,395)
Net increase (decrease)	59,710	(49,675)	$ 3,848,851	$ 3,853,071
Institutional Class
Shares sold	202,877	361,455	$ 7,228,984	$ 21,471,831
Reinvestment of distributions	4,984	5,443	114,341	330,045
Shares redeemed	(151,305)	(401,317)	(4,620,886)	(18,901,213)
Net increase (decrease)	56,556	(34,419)	$ 2,722,439	$ 2,900,663

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008- present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006- present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008- present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005- present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.512	$0.370

Institutional Class designates 92% and 96% of the dividends distributed in December 5, 2008 and December 30, 2008, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/08	$0.692	$0.0911
Class I	12/31/08	$0.090	$0.0000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAFI-UANN-1209
1.784761.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.19%	2.51%	0.40%
Class T (incl. 3.50% sales charge)	13.58%	2.82%	0.48%
Class B (incl. contingent deferred sales charge) A	12.09%	2.57%	0.41%
Class C (incl. contingent deferred sales charge) B	16.06%	2.96%	0.23%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund: For the 12 months ending October 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned 17.97%, 17.70%, 17.09%, and 17.06%, respectively (excluding sales charges), underperforming the MSCI EAFE Index. Unfavorable security selection in financials hurt the most. Shares of British asset manager Man Group fell as its business declined. We did not own Italy's UniCredit and Belgium's KBC Groupe when these commercial bank stocks recovered following significant downturns. We had an overweighting in Nomura Holdings, a Japanese diversified financial that lost ground. An underweighting in BHP Billiton, an Anglo-Australian mining stock, and an overweighting in Swiss food giant Nestlé detracted as well. In addition, currency trends related to our country positioning had a negative impact. On the other hand, the fund was helped by not owning German auto maker and index component Volkswagen, and by holding overweighted positions in Belgian/U.S. beer maker Anheuser-Busch InBev; Signet Jewelers, a Bermuda-registered retailer with stores in the U.K. and U.S.; and Hong Kong Exchange & Clearing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.38%
Actual		$ 1,000.00	$ 1,275.80	$ 7.92
Hypothetical A		$ 1,000.00	$ 1,018.25	$ 7.02
Class T	1.55%
Actual		$ 1,000.00	$ 1,274.20	$ 8.88
Hypothetical A		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.13%
Actual		$ 1,000.00	$ 1,270.70	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.13%
Actual		$ 1,000.00	$ 1,270.50	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.47	$ 10.82
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,277.00	$ 5.91
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	1.4
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.6
	9.8
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.4	25.8
Consumer Discretionary	14.8	14.1
Industrials	9.6	5.7
Materials	9.2	7.2
Energy	8.7	9.2
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	22.0	24.9
Japan	14.8	16.2
France	12.4	12.2
Germany	11.3	10.1
Switzerland	6.2	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 99.7%	Stocks 98.7%
Short-Term Investments and Net Other Assets 0.3%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
Australia - 4.4%
AMP Ltd.	855,414	$ 4,506
Aristocrat Leisure Ltd.	1,059,668	4,229
Australia & New Zealand Banking Group Ltd.	138,019	2,814
BHP Billiton Ltd.	220,519	7,230
Commonwealth Bank of Australia	215,283	9,945
National Australia Bank Ltd.	274,068	7,239
Navitas Ltd.	635,200	2,114
Newcrest Mining Ltd.	71,511	2,055
Rio Tinto Ltd.	46,207	2,560
SEEK Ltd.	226,300	1,216
Wesfarmers Ltd.	54,854	1,368
Westfield Group unit	658,686	7,134
TOTAL AUSTRALIA		52,410
Austria - 0.5%
Wienerberger AG (a)(c)	352,040	6,382
Bailiwick of Jersey - 0.8%
Informa PLC	985,880	4,746
WPP PLC	502,390	4,504
TOTAL BAILIWICK OF JERSEY		9,250
Belgium - 1.7%
Anheuser-Busch InBev SA NV	289,294	13,625
Fortis (a)	443,600	1,927
Hamon & Compagnie International SA	60,300	2,540
KBC Ancora (a)	72,100	1,758
TOTAL BELGIUM		19,850
Bermuda - 0.3%
Signet Jewelers Ltd.	22,000	555
Signet Jewelers Ltd. (United Kingdom)	126,005	3,196
TOTAL BERMUDA		3,751
Brazil - 0.7%
TIM Participacoes SA sponsored ADR (non-vtg.)	176,300	4,159
Vivo Participacoes SA sponsored ADR	179,900	4,363
TOTAL BRAZIL		8,522
Canada - 0.6%
Open Text Corp. (a)	37,600	1,403
Suncor Energy, Inc.	161,500	5,357
TOTAL CANADA		6,760
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.3%
Hengdeli Holdings Ltd.	8,310,000	$ 2,706
Himax Technologies, Inc. sponsored ADR	320,300	846
TOTAL CAYMAN ISLANDS		3,552
China - 0.8%
Baidu.com, Inc. sponsored ADR (a)	10,400	3,930
BYD Co. Ltd. (H Shares) (a)	287,500	2,632
Home Inns & Hotels Management, Inc. sponsored ADR (a)	44,400	1,180
Parkson Retail Group Ltd.	829,500	1,343
TOTAL CHINA		9,085
Denmark - 1.5%
Danske Bank AS (a)	61,600	1,428
Novo Nordisk AS:
Series B	57,731	3,595
Series B sponsored ADR	147,900	9,192
Vestas Wind Systems AS (a)	33,600	2,382
William Demant Holding AS (a)	26,100	1,865
TOTAL DENMARK		18,462
Egypt - 0.3%
Orascom Telecom Holding SAE unit	109,900	3,748
Finland - 0.1%
Nokia Corp.	103,952	1,313
France - 12.4%
Accor SA	90,684	4,360
Alstom SA	57,175	3,982
AXA SA	144,258	3,587
AXA SA sponsored ADR	101,800	2,525
BNP Paribas SA (c)	177,955	13,473
CNP Assurances	26,272	2,543
Compagnie de St. Gobain	163,713	8,024
Credit Agricole SA	173,300	3,342
Danone	184,422	11,115
Essilor International SA	45,400	2,549
Iliad Group SA	18,000	1,952
Ingenico SA	98,624	2,441
Ipsos SA	58,500	1,795
Laurent-Perrier Group	21,000	1,677
LVMH Moet Hennessy - Louis Vuitton	64,446	6,700
Meetic (a)	33,500	983
Michelin CGDE Series B	57,815	4,301
Common Stocks - continued
	Shares	Value (000s)
France - continued
Pernod Ricard SA	73,033	$ 6,103
Remy Cointreau SA	45,732	2,215
Sanofi-Aventis sponsored ADR	290,100	10,710
Schneider Electric SA	64,155	6,704
Societe Generale Series A	142,304	9,503
Total SA:
Series B	161,788	9,681
sponsored ADR	172,600	10,368
Unibail-Rodamco	33,759	7,499
Vallourec SA	23,344	3,700
Veolia Environnement	111,169	3,644
Wendel	58,900	3,285
TOTAL FRANCE		148,761
Germany - 11.1%
Aixtron AG	152,500	4,571
Allianz AG (Reg.)	53,958	6,124
BASF AG	75,600	4,061
Bayer AG	92,900	6,457
Bayerische Motoren Werke AG (BMW)	166,550	8,160
Daimler AG	54,800	2,643
Daimler AG (Reg.)	112,800	5,440
Deutsche Bank AG (c)	76,800	5,501
Deutsche Bank AG (NY Shares)	25,200	1,805
Deutsche Boerse AG	131,769	10,688
Deutsche Lufthansa AG (Reg.)	173,000	2,673
Deutsche Post AG	183,500	3,104
Deutsche Postbank AG (a)	41,400	1,285
Deutsche Telekom AG (Reg.)	91,172	1,234
E.ON AG	384,544	14,764
HeidelbergCement AG	165,748	9,934
Linde AG	51,641	5,425
Metro AG	202,800	11,269
Munich Re Group (Reg.)	22,613	3,582
Puma AG	12,962	3,962
SAP AG	103,500	4,685
SAP AG sponsored ADR	98,500	4,459
SGL Carbon AG (a)	49,700	1,909
Siemens AG (Reg.)	70,922	6,384
Vossloh AG	30,000	3,000
TOTAL GERMANY		133,119
Common Stocks - continued
	Shares	Value (000s)
Greece - 0.3%
National Bank of Greece SA (a)	81,385	$ 3,029
Hong Kong - 2.6%
China Unicom (Hong Kong) Ltd. sponsored ADR	293,900	3,718
Hang Lung Properties Ltd.	1,341,000	5,068
Hang Seng Bank Ltd.	77,200	1,091
Hong Kong Exchange & Clearing Ltd.	463,600	8,161
Hutchison Whampoa Ltd.	969,000	6,801
Swire Pacific Ltd. (A Shares)	548,500	6,684
TOTAL HONG KONG		31,523
Ireland - 1.2%
CRH PLC	298,261	7,290
Kingspan Group PLC (United Kingdom)	276,200	2,337
Paddy Power PLC (Ireland)	131,700	4,221
TOTAL IRELAND		13,848
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,800	2,514
Italy - 2.9%
Bulgari SpA (c)	874,700	7,182
ENI SpA	206,024	5,102
ENI SpA sponsored ADR	61,900	3,069
Fiat SpA (a)	165,200	2,470
Intesa Sanpaolo SpA	2,192,336	9,275
Tod's SpA	27,600	1,906
UniCredit SpA	1,860,194	6,269
TOTAL ITALY		35,273
Japan - 14.8%
Asahi Glass Co. Ltd.	150,000	1,264
Canon, Inc.	139,300	5,252
Canon, Inc. sponsored ADR	103,900	3,913
Citizen Holdings Co. Ltd.	428,900	2,413
Denso Corp.	213,500	5,834
Fanuc Ltd.	38,700	3,215
Fuji Media Holdings, Inc.	775	1,139
Honda Motor Co. Ltd.	284,700	8,794
Hoya Corp.	80,100	1,763
Japan Retail Fund Investment Corp.	686	3,225
Japan Tobacco, Inc.	307	861
JFE Holdings, Inc.	72,700	2,368
JSR Corp.	81,000	1,580
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JTEKT Corp.	281,200	$ 2,971
Keyence Corp.	14,500	2,879
Konica Minolta Holdings, Inc.	76,000	714
Mazda Motor Corp.	1,626,000	3,670
Mitsubishi Corp.	98,100	2,080
Mitsubishi Electric Corp.	750,000	5,705
Mitsubishi Estate Co. Ltd.	319,000	4,819
Mitsubishi UFJ Financial Group, Inc.	1,821,800	9,704
Mitsui & Co. Ltd.	254,700	3,345
Mitsui Sumitomo Insurance Group Holdings, Inc.	97,800	2,277
Mizuho Financial Group, Inc.	1,276,800	2,519
Murata Manufacturing Co. Ltd.	61,500	3,001
Nippon Telegraph & Telephone Corp.	60,200	2,484
Nomura Holdings, Inc.	857,600	6,045
Omron Corp.	317,500	5,347
ORIX Corp.	70,160	4,532
Rakuten, Inc.	7,966	5,456
Ricoh Co. Ltd.	427,000	5,803
Sharp Corp.	303,000	3,233
Shin-Etsu Chemical Co., Ltd.	73,200	3,882
SMC Corp.	45,700	5,219
Softbank Corp.	52,500	1,237
Sony Corp.	37,700	1,113
Sony Corp. sponsored ADR	45,100	1,325
Sugi Holdings Co. Ltd.	76,700	1,666
Sumitomo Corp.	423,000	4,107
Sumitomo Metal Industries Ltd.	992,000	2,534
Sumitomo Mitsui Financial Group, Inc.	272,000	9,246
T&D Holdings, Inc.	119,900	3,098
Tokio Marine Holdings, Inc.	82,100	2,099
Tokyo Electron Ltd.	44,100	2,481
Toyota Motor Corp.	326,100	12,874
Toyota Motor Corp. sponsored ADR	73,400	5,791
Yahoo! Japan Corp.	7,527	2,307
TOTAL JAPAN		177,184
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	5,886	3,529
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	202,100	6,875
Netherlands - 2.1%
Aegon NV (a)	212,400	1,525
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ASML Holding NV (NY Shares)	98,000	$ 2,640
ING Groep NV (Certificaten Van Aandelen) unit (a)	214,800	2,795
Koninklijke KPN NV	294,764	5,357
Koninklijke Philips Electronics NV	249,900	6,277
Randstad Holdings NV (a)	74,800	2,851
Royal DSM NV	50,354	2,211
STMicroelectronics NV	137,900	1,107
TOTAL NETHERLANDS		24,763
Norway - 1.5%
Aker Solutions ASA	304,600	3,676
DnB NOR ASA (a)(c)	333,600	3,842
Petroleum Geo-Services ASA (a)	259,700	2,463
Pronova BioPharma ASA (a)	439,700	1,367
StatoilHydro ASA	104,000	2,468
StatoilHydro ASA sponsored ADR (c)	174,500	4,129
TOTAL NORWAY		17,945
Papua New Guinea - 0.3%
Lihir Gold Ltd.	1,416,485	3,873
Singapore - 0.2%
United Overseas Bank Ltd.	251,000	3,008
South Africa - 1.1%
Aspen Pharmacare Holdings Ltd.	443,500	3,758
Impala Platinum Holdings Ltd.	171,300	3,822
MTN Group Ltd.	361,000	5,429
TOTAL SOUTH AFRICA		13,009
Spain - 4.3%
Banco Bilbao Vizcaya Argentaria SA	276,935	4,950
Banco Santander SA	913,574	14,700
EDP Renovaveis SA (a)	316,400	3,157
Iberdrola SA (c)	491,100	4,466
Inditex SA	51,800	3,049
NH Hoteles SA (a)	914,500	4,798
Telefonica SA	488,348	13,637
Telefonica SA sponsored ADR	30,000	2,518
TOTAL SPAIN		51,275
Sweden - 0.7%
Elekta AB (B Shares)	159,300	3,002
Nordea Bank AB	121,200	1,301
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
Svenska Handelsbanken AB (A Shares)	63,500	$ 1,641
Swedbank AB (A Shares)	125,912	1,085
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	127,800	1,329
TOTAL SWEDEN		8,358
Switzerland - 6.2%
ABB Ltd. sponsored ADR	227,200	4,210
Adecco SA (Reg.)	65,786	2,949
Compagnie Financiere Richemont SA Series A	237,700	6,686
Credit Suisse Group sponsored ADR	92,500	4,930
Credit Suisse Group (Reg.)	89,810	4,800
Nestle SA (Reg.)	147,128	6,857
Panalpina Welttransport Holding AG	38,120	2,675
Roche Holding AG (participation certificate)	155,765	25,002
Swiss Reinsurance Co. (Reg.)	28,450	1,165
UBS AG:
(For. Reg.) (a)	206,228	3,438
(NY Shares) (a)	313,277	5,197
Zurich Financial Services AG (Reg.)	25,262	5,808
TOTAL SWITZERLAND		73,717
Taiwan - 0.4%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	561,200	2,190
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	271,185	2,587
TOTAL TAIWAN		4,777
United Kingdom - 22.0%
AMEC PLC	140,922	1,866
Anglo American PLC:
ADR	322,146	5,831
(United Kingdom) (a)	162,359	5,904
AstraZeneca PLC (United Kingdom)	40,901	1,837
Aviva PLC	334,000	2,104
Barclays PLC	1,031,000	5,405
Barclays PLC Sponsored ADR	195,900	4,094
BG Group PLC	426,902	7,394
BHP Billiton PLC	475,902	12,841
BlueBay Asset Management	509,900	3,114
BP PLC	1,272,808	11,931
BP PLC sponsored ADR	146,700	8,306
British Land Co. PLC	771,978	5,985
Cairn Energy PLC (a)	80,700	3,500
Carphone Warehouse Group PLC	580,888	1,756
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Centrica PLC	1,632,250	$ 6,654
Debenhams PLC	2,282,400	2,919
Diageo PLC	590,188	9,616
Diageo PLC sponsored ADR	9,800	637
GlaxoSmithKline PLC sponsored ADR	54,000	2,223
Hammerson PLC	385,100	2,568
Hays PLC	1,126,800	1,811
Hikma Pharmaceuticals PLC	142,400	1,104
HSBC Holdings PLC sponsored ADR (c)	571,645	31,665
InterContinental Hotel Group PLC	293,995	3,789
ITV PLC	4,541,100	3,187
Jardine Lloyd Thompson Group PLC	325,900	2,428
Johnson Matthey PLC	176,954	4,102
Kesa Electricals PLC	3,471,100	7,574
Land Securities Group PLC	239,400	2,602
Legal & General Group PLC	656,379	846
Lloyds TSB Group PLC (c)	1,218,399	1,741
M&C Saatchi	773,305	1,117
Man Group PLC	1,639,653	8,345
Marks & Spencer Group PLC	436,200	2,453
Prudential PLC	453,400	4,143
Rio Tinto PLC:
(Reg.)	119,032	5,264
sponsored ADR (c)	38,600	6,872
Royal Bank of Scotland Group PLC (a)	1,162,200	800
Royal Dutch Shell PLC:
Class A (United Kingdom)	312,900	9,283
Class A sponsored ADR	169,700	10,082
Class B	154,200	4,441
Spice PLC	1,206,000	1,579
Standard Chartered PLC (United Kingdom)	401,807	9,899
Sthree PLC	190,600	787
The Restaurant Group PLC	451,600	1,386
Vodafone Group PLC	5,955,369	13,129
Vodafone Group PLC sponsored ADR	368,900	8,186
William Hill PLC	1,415,800	3,905
Xstrata PLC	313,200	4,538
TOTAL UNITED KINGDOM		263,543
United States of America - 2.3%
Apple, Inc. (a)	12,300	2,319
Deckers Outdoor Corp. (a)	43,100	3,865
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Estee Lauder Companies, Inc. Class A	189,100	$ 8,037
Google, Inc. Class A (a)	13,800	7,398
Philip Morris International, Inc.	70,500	3,339
Sohu.com, Inc. (a)	41,100	2,285
TOTAL UNITED STATES OF AMERICA		27,243
TOTAL COMMON STOCKS (Cost $1,084,451)		1,190,251
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG (Cost $2,036)	218,500	2,280
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.20% (d)	2,650,190	2,650
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	26,149,660	26,150
TOTAL MONEY MARKET FUNDS (Cost $28,800)		28,800
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,115,287)		1,221,331
NET OTHER ASSETS - (2.1)%		(24,577)
NET ASSETS - 100%		$ 1,196,754
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 120
Fidelity Securities Lending Cash Central Fund	986
Total	$ 1,106
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 263,543	$ 211,920	$ 51,623	$ -
Japan	177,184	11,029	166,155	-
France	148,761	135,493	13,268	-
Germany	135,399	106,031	29,368	-
Switzerland	73,717	65,479	8,238	-
Australia	52,410	-	52,410	-
Spain	51,275	17,988	33,287	-
Italy	35,273	30,171	5,102	-
Hong Kong	31,523	3,718	27,805	-
Other	223,446	181,140	42,306	-
Money Market Funds	28,800	28,800	-	-
Total Investments in Securities:	$ 1,221,331	$ 791,769	$ 429,562	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 601
Total Realized Gain (Loss)	(2,945)
Total Unrealized Gain (Loss)	2,905
Cost of Purchases	-
Proceeds of Sales	(561)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $311,877,000 of which $84,650,000 and $227,227,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $24,070) - See accompanying schedule: Unaffiliated issuers (cost $1,086,487)	$ 1,192,531
Fidelity Central Funds (cost $28,800)	28,800
Total Investments (cost $1,115,287)		$ 1,221,331
Cash		2
Foreign currency held at value (cost $2,053)		2,053
Receivable for investments sold		9,216
Receivable for fund shares sold		377
Dividends receivable		2,554
Distributions receivable from Fidelity Central Funds		10
Prepaid expenses		7
Other receivables		226
Total assets		1,235,776

Liabilities
Payable for investments purchased	$ 8,177
Payable for fund shares redeemed	3,342
Accrued management fee	767
Distribution fees payable	203
Other affiliated payables	296
Other payables and accrued expenses	87
Collateral on securities loaned, at value	26,150
Total liabilities		39,022

Net Assets		$ 1,196,754
Net Assets consist of:
Paid in capital		$ 1,402,910
Undistributed net investment income		16,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(328,937)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,085
Net Assets		$ 1,196,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,670 ÷ 4,572 shares)	$ 15.68

Maximum offering price per share (100/94.25 of $15.68)	$ 16.64
Class T: Net Asset Value and redemption price per share ($367,494 ÷ 22,924 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($7,882 ÷ 520 shares) A	$ 15.16

Class C: Net Asset Value and offering price per share ($22,934 ÷ 1,493 shares) A	$ 15.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($726,774 ÷ 45,558 shares)	$ 15.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 32,716
Income from Fidelity Central Funds		1,106
		33,822
Less foreign taxes withheld		(2,583)
Total income		31,239

Expenses
Management fee Basic fee	$ 7,124
Performance adjustment	(84)
Transfer agent fees	2,789
Distribution fees	2,070
Accounting and security lending fees	474
Custodian fees and expenses	204
Independent trustees' compensation	7
Registration fees	66
Audit	75
Legal	5
Interest	2
Miscellaneous	20
Total expenses before reductions	12,752
Expense reductions	(350)	12,402
Net investment income (loss)		18,837
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(232,272)
Foreign currency transactions	(516)
Total net realized gain (loss)		(232,788)
Change in net unrealized appreciation (depreciation) on: Investment securities	399,519
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		399,538
Net gain (loss)		166,750
Net increase (decrease) in net assets resulting from operations		$ 185,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,837	$ 25,772
Net realized gain (loss)	(232,788)	(90,893)
Change in net unrealized appreciation (depreciation)	399,538	(690,430)
Net increase (decrease) in net assets resulting from operations	185,587	(755,551)
Distributions to shareholders from net investment income	(18,118)	(18,269)
Distributions to shareholders from net realized gain	-	(100,839)
Total distributions	(18,118)	(119,108)
Share transactions - net increase (decrease)	28,251	336,340
Redemption fees	29	56
Total increase (decrease) in net assets	195,749	(538,263)

Net Assets
Beginning of period	1,001,005	1,539,268
End of period (including undistributed net investment income of $16,696 and undistributed net investment income of $21,971, respectively)	$ 1,196,754	$ 1,001,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 26.85	$ 21.67	$ 18.36	$ 15.86
Income from Investment Operations
Net investment income (loss) C	.24	.38	.31	.27	.13
Net realized and unrealized gain (loss)	2.12	(11.56)	6.16	3.53	2.47
Total from investment operations	2.36	(11.18)	6.47	3.80	2.60
Distributions from net investment income	(.24)	(.33)	(.23)	(.19)	(.04)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.24)	(2.11)	(1.29)	(.49)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 13.56	$ 26.85	$ 21.67	$ 18.36
Total Return A,B	17.97%	(45.08)%	31.44%	21.12%	16.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.35%	1.17%	1.24%	1.24%
Expenses net of fee waivers, if any	1.36%	1.35%	1.17%	1.24%	1.24%
Expenses net of all reductions	1.33%	1.32%	1.13%	1.17%	1.15%
Net investment income (loss)	1.79%	1.83%	1.34%	1.31%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 72	$ 73	$ 147	$ 113	$ 133
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.84	$ 27.35	$ 22.05	$ 18.64	$ 16.09
Income from Investment Operations
Net investment income (loss) C	.22	.36	.28	.24	.11
Net realized and unrealized gain (loss)	2.17	(11.82)	6.27	3.59	2.51
Total from investment operations	2.39	(11.46)	6.55	3.83	2.62
Distributions from net investment income	(.20)	(.27)	(.19)	(.12)	(.01)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.20)	(2.05)	(1.25)	(.42)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 13.84	$ 27.35	$ 22.05	$ 18.64
Total Return A,B	17.70%	(45.18)%	31.24%	20.92%	16.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.57%	1.51%	1.33%	1.39%	1.36%
Expenses net of fee waivers, if any	1.57%	1.51%	1.33%	1.39%	1.36%
Expenses net of all reductions	1.54%	1.48%	1.30%	1.33%	1.27%
Net investment income (loss)	1.58%	1.67%	1.17%	1.15%	.64%
Supplemental Data
Net assets, end of period (in millions)	$ 367	$ 345	$ 710	$ 602	$ 582
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 25.79	$ 20.81	$ 17.63	$ 15.26
Income from Investment Operations
Net investment income (loss) C	.13	.22	.12	.10	(.01)
Net realized and unrealized gain (loss)	2.08	(11.14)	5.94	3.40	2.38
Total from investment operations	2.21	(10.92)	6.06	3.50	2.37
Distributions from net investment income	(.07)	(.07)	(.02)	(.02)	-
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	-
Total distributions	(.07)	(1.85)	(1.08)	(.32)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 13.02	$ 25.79	$ 20.81	$ 17.63
Total Return A,B	17.09%	(45.50)%	30.45%	20.12%	15.53%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.10%	1.94%	2.05%	2.04%
Expenses net of fee waivers, if any	2.12%	2.10%	1.94%	2.05%	2.04%
Expenses net of all reductions	2.08%	2.08%	1.91%	1.99%	1.95%
Net investment income (loss)	1.04%	1.07%	.56%	.49%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 27	$ 37	$ 47
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 26.22	$ 21.19	$ 17.95	$ 15.53
Income from Investment Operations
Net investment income (loss) C	.14	.22	.14	.11	- G
Net realized and unrealized gain (loss)	2.09	(11.31)	6.02	3.47	2.42
Total from investment operations	2.23	(11.09)	6.16	3.58	2.42
Distributions from net investment income	(.09)	(.13)	(.07)	(.04)	-
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	-
Total distributions	(.09)	(1.91)	(1.13)	(.34)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.36	$ 13.22	$ 26.22	$ 21.19	$ 17.95
Total Return A,B	17.06%	(45.50)%	30.48%	20.22%	15.58%
Ratios to Average Net Assets D,F
Expenses before reductions	2.11%	2.09%	1.91%	1.98%	2.00%
Expenses net of fee waivers, if any	2.11%	2.09%	1.91%	1.98%	2.00%
Expenses net of all reductions	2.08%	2.07%	1.87%	1.92%	1.90%
Net investment income (loss)	1.05%	1.08%	.60%	.56%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 23	$ 22	$ 46	$ 41	$ 38
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 27.35	$ 22.06	$ 18.64	$ 16.09
Income from Investment Operations
Net investment income (loss) B	.29	.45	.40	.35	.21
Net realized and unrealized gain (loss)	2.14	(11.78)	6.26	3.58	2.50
Total from investment operations	2.43	(11.33)	6.66	3.93	2.71
Distributions from net investment income	(.31)	(.41)	(.31)	(.21)	(.10)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.31)	(2.19)	(1.37)	(.51)	(.16)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 15.95	$ 13.83	$ 27.35	$ 22.06	$ 18.64
Total Return A	18.32%	(44.92)%	31.88%	21.55%	16.91%
Ratios to Average Net Assets C,E
Expenses before reductions	1.06%	1.01%	.84%	.87%	.83%
Expenses net of fee waivers, if any	1.06%	1.01%	.84%	.87%	.83%
Expenses net of all reductions	1.02%	.98%	.81%	.81%	.73%
Net investment income (loss)	2.10%	2.17%	1.66%	1.67%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$ 727	$ 551	$ 609	$ 354	$ 287
Portfolio turnover rate D	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 188,319
Gross unrealized depreciation	(101,441)
Net unrealized appreciation (depreciation)	$ 86,878

Tax Cost	$ 1,134,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,802
Capital loss carryforward	$ (311,877)
Net unrealized appreciation (depreciation)	$ 86,919

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 18,118	$ 27,900
Long-term Capital Gains	-	91,208
Total	$ 18,118	$ 119,108

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees - continued

redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $862,148 and $819,639, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 161	$ 3
Class T	.25%	.25%	1,623	17
Class B	.75%	.25%	81	61
Class C	.75%	.25%	205	11
			$ 2,070	$ 92

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7
Class T	5
Class B*	18
Class C*	2
$ 32

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 209.32
Class T	930.29
Class B	26.33
Class C	67.32
Institutional Class	1,557.27
	$ 2,789

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,212.43%		$ 2

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $986.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $349 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,238	$ 1,785
Class T	4,849	6,979
Class B	48	73
Class C	144	230
Institutional Class	11,839	9,202
Total	$ 18,118	$ 18,269
From net realized gain
Class A	$ -	$ 9,778
Class T	-	45,838
Class B	-	1,798
Class C	-	3,080
Institutional Class	-	40,345
Total	$ -	$ 100,839

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	855	1,631	$ 11,113	$ 33,994
Reinvestment of distributions	87	416	1,028	10,008
Shares redeemed	(1,729)	(2,149)	(22,509)	(44,943)
Net increase (decrease)	(787)	(102)	$ (10,368)	$ (941)
Class T
Shares sold	5,593	5,968	$ 75,113	$ 128,327
Reinvestment of distributions	387	2,092	4,696	51,444
Shares redeemed	(8,015)	(9,064)	(106,238)	(188,310)
Net increase (decrease)	(2,035)	(1,004)	$ (26,429)	$ (8,539)
Class B
Shares sold	92	133	$ 1,164	$ 2,720
Reinvestment of distributions	4	73	43	1,689
Shares redeemed	(341)	(492)	(4,276)	(9,923)
Net increase (decrease)	(245)	(286)	$ (3,069)	$ (5,514)
Class C
Shares sold	330	294	$ 4,291	$ 5,937
Reinvestment of distributions	10	124	119	2,937
Shares redeemed	(515)	(501)	(6,428)	(9,667)
Net increase (decrease)	(175)	(83)	$ (2,018)	$ (793)
Institutional Class
Shares sold	12,044	18,688	$ 158,122	$ 367,938
Reinvestment of distributions	979	1,898	11,749	46,435
Shares redeemed	(7,282)	(3,050)	(99,736)	(62,246)
Net increase (decrease)	5,741	17,536	$ 70,135	$ 352,127

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were owners of record, in the aggregate, of approximately 44% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity Funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$.213	$.03
Class T	12/07/09	12/04/09	$.190	$.03
Class B	12/07/09	12/04/09	$.088	$.03
Class C	12/07/09	12/04/09	$.108	$.03

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$.262	$.0227
Class T	12/08/08	$.219	$.0227
Class B	12/08/08	$.088	$.0227
Class C	12/08/08	$.111	$.0227

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OS-UANN-1209
1.784767.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	18.32%	4.08%	1.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund: For the 12 months ending October 31, 2009, the fund's Institutional Class shares returned 18.32%, underperforming the MSCI EAFE Index, which rose 27.88%. Unfavorable security selection in financials hurt the most. Shares of British asset manager Man Group fell as its business declined. We did not own Italy's UniCredit and Belgium's KBC Groupe when these commercial bank stocks recovered following significant downturns. We had an overweighting in Nomura Holdings, a Japanese diversified financial that lost ground. An underweighting in BHP Billiton, an Anglo-Australian mining stock, and an overweighting in Swiss food giant Nestlé detracted as well. In addition, currency trends related to our country positioning had a negative impact. On the other hand, the fund was helped by not owning German auto maker and index component Volkswagen, and by holding overweighted positions in Belgian/U.S. beer maker Anheuser-Busch InBev; Signet Jewelers, a Bermuda-registered retailer with stores in the U.K. and U.S.; and Hong Kong Exchange & Clearing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.38%
Actual		$ 1,000.00	$ 1,275.80	$ 7.92
Hypothetical A		$ 1,000.00	$ 1,018.25	$ 7.02
Class T	1.55%
Actual		$ 1,000.00	$ 1,274.20	$ 8.88
Hypothetical A		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.13%
Actual		$ 1,000.00	$ 1,270.70	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.13%
Actual		$ 1,000.00	$ 1,270.50	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.47	$ 10.82
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,277.00	$ 5.91
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.6	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	1.4
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.6
	9.8
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.4	25.8
Consumer Discretionary	14.8	14.1
Industrials	9.6	5.7
Materials	9.2	7.2
Energy	8.7	9.2
Top Five Countries as of October 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	22.0	24.9
Japan	14.8	16.2
France	12.4	12.2
Germany	11.3	10.1
Switzerland	6.2	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2009	As of April 30, 2009
Stocks 99.7%	Stocks 98.7%
Short-Term Investments and Net Other Assets 0.3%	Short-Term Investments and Net Other Assets 1.3%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
Australia - 4.4%
AMP Ltd.	855,414	$ 4,506
Aristocrat Leisure Ltd.	1,059,668	4,229
Australia & New Zealand Banking Group Ltd.	138,019	2,814
BHP Billiton Ltd.	220,519	7,230
Commonwealth Bank of Australia	215,283	9,945
National Australia Bank Ltd.	274,068	7,239
Navitas Ltd.	635,200	2,114
Newcrest Mining Ltd.	71,511	2,055
Rio Tinto Ltd.	46,207	2,560
SEEK Ltd.	226,300	1,216
Wesfarmers Ltd.	54,854	1,368
Westfield Group unit	658,686	7,134
TOTAL AUSTRALIA		52,410
Austria - 0.5%
Wienerberger AG (a)(c)	352,040	6,382
Bailiwick of Jersey - 0.8%
Informa PLC	985,880	4,746
WPP PLC	502,390	4,504
TOTAL BAILIWICK OF JERSEY		9,250
Belgium - 1.7%
Anheuser-Busch InBev SA NV	289,294	13,625
Fortis (a)	443,600	1,927
Hamon & Compagnie International SA	60,300	2,540
KBC Ancora (a)	72,100	1,758
TOTAL BELGIUM		19,850
Bermuda - 0.3%
Signet Jewelers Ltd.	22,000	555
Signet Jewelers Ltd. (United Kingdom)	126,005	3,196
TOTAL BERMUDA		3,751
Brazil - 0.7%
TIM Participacoes SA sponsored ADR (non-vtg.)	176,300	4,159
Vivo Participacoes SA sponsored ADR	179,900	4,363
TOTAL BRAZIL		8,522
Canada - 0.6%
Open Text Corp. (a)	37,600	1,403
Suncor Energy, Inc.	161,500	5,357
TOTAL CANADA		6,760
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.3%
Hengdeli Holdings Ltd.	8,310,000	$ 2,706
Himax Technologies, Inc. sponsored ADR	320,300	846
TOTAL CAYMAN ISLANDS		3,552
China - 0.8%
Baidu.com, Inc. sponsored ADR (a)	10,400	3,930
BYD Co. Ltd. (H Shares) (a)	287,500	2,632
Home Inns & Hotels Management, Inc. sponsored ADR (a)	44,400	1,180
Parkson Retail Group Ltd.	829,500	1,343
TOTAL CHINA		9,085
Denmark - 1.5%
Danske Bank AS (a)	61,600	1,428
Novo Nordisk AS:
Series B	57,731	3,595
Series B sponsored ADR	147,900	9,192
Vestas Wind Systems AS (a)	33,600	2,382
William Demant Holding AS (a)	26,100	1,865
TOTAL DENMARK		18,462
Egypt - 0.3%
Orascom Telecom Holding SAE unit	109,900	3,748
Finland - 0.1%
Nokia Corp.	103,952	1,313
France - 12.4%
Accor SA	90,684	4,360
Alstom SA	57,175	3,982
AXA SA	144,258	3,587
AXA SA sponsored ADR	101,800	2,525
BNP Paribas SA (c)	177,955	13,473
CNP Assurances	26,272	2,543
Compagnie de St. Gobain	163,713	8,024
Credit Agricole SA	173,300	3,342
Danone	184,422	11,115
Essilor International SA	45,400	2,549
Iliad Group SA	18,000	1,952
Ingenico SA	98,624	2,441
Ipsos SA	58,500	1,795
Laurent-Perrier Group	21,000	1,677
LVMH Moet Hennessy - Louis Vuitton	64,446	6,700
Meetic (a)	33,500	983
Michelin CGDE Series B	57,815	4,301
Common Stocks - continued
	Shares	Value (000s)
France - continued
Pernod Ricard SA	73,033	$ 6,103
Remy Cointreau SA	45,732	2,215
Sanofi-Aventis sponsored ADR	290,100	10,710
Schneider Electric SA	64,155	6,704
Societe Generale Series A	142,304	9,503
Total SA:
Series B	161,788	9,681
sponsored ADR	172,600	10,368
Unibail-Rodamco	33,759	7,499
Vallourec SA	23,344	3,700
Veolia Environnement	111,169	3,644
Wendel	58,900	3,285
TOTAL FRANCE		148,761
Germany - 11.1%
Aixtron AG	152,500	4,571
Allianz AG (Reg.)	53,958	6,124
BASF AG	75,600	4,061
Bayer AG	92,900	6,457
Bayerische Motoren Werke AG (BMW)	166,550	8,160
Daimler AG	54,800	2,643
Daimler AG (Reg.)	112,800	5,440
Deutsche Bank AG (c)	76,800	5,501
Deutsche Bank AG (NY Shares)	25,200	1,805
Deutsche Boerse AG	131,769	10,688
Deutsche Lufthansa AG (Reg.)	173,000	2,673
Deutsche Post AG	183,500	3,104
Deutsche Postbank AG (a)	41,400	1,285
Deutsche Telekom AG (Reg.)	91,172	1,234
E.ON AG	384,544	14,764
HeidelbergCement AG	165,748	9,934
Linde AG	51,641	5,425
Metro AG	202,800	11,269
Munich Re Group (Reg.)	22,613	3,582
Puma AG	12,962	3,962
SAP AG	103,500	4,685
SAP AG sponsored ADR	98,500	4,459
SGL Carbon AG (a)	49,700	1,909
Siemens AG (Reg.)	70,922	6,384
Vossloh AG	30,000	3,000
TOTAL GERMANY		133,119
Common Stocks - continued
	Shares	Value (000s)
Greece - 0.3%
National Bank of Greece SA (a)	81,385	$ 3,029
Hong Kong - 2.6%
China Unicom (Hong Kong) Ltd. sponsored ADR	293,900	3,718
Hang Lung Properties Ltd.	1,341,000	5,068
Hang Seng Bank Ltd.	77,200	1,091
Hong Kong Exchange & Clearing Ltd.	463,600	8,161
Hutchison Whampoa Ltd.	969,000	6,801
Swire Pacific Ltd. (A Shares)	548,500	6,684
TOTAL HONG KONG		31,523
Ireland - 1.2%
CRH PLC	298,261	7,290
Kingspan Group PLC (United Kingdom)	276,200	2,337
Paddy Power PLC (Ireland)	131,700	4,221
TOTAL IRELAND		13,848
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,800	2,514
Italy - 2.9%
Bulgari SpA (c)	874,700	7,182
ENI SpA	206,024	5,102
ENI SpA sponsored ADR	61,900	3,069
Fiat SpA (a)	165,200	2,470
Intesa Sanpaolo SpA	2,192,336	9,275
Tod's SpA	27,600	1,906
UniCredit SpA	1,860,194	6,269
TOTAL ITALY		35,273
Japan - 14.8%
Asahi Glass Co. Ltd.	150,000	1,264
Canon, Inc.	139,300	5,252
Canon, Inc. sponsored ADR	103,900	3,913
Citizen Holdings Co. Ltd.	428,900	2,413
Denso Corp.	213,500	5,834
Fanuc Ltd.	38,700	3,215
Fuji Media Holdings, Inc.	775	1,139
Honda Motor Co. Ltd.	284,700	8,794
Hoya Corp.	80,100	1,763
Japan Retail Fund Investment Corp.	686	3,225
Japan Tobacco, Inc.	307	861
JFE Holdings, Inc.	72,700	2,368
JSR Corp.	81,000	1,580
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
JTEKT Corp.	281,200	$ 2,971
Keyence Corp.	14,500	2,879
Konica Minolta Holdings, Inc.	76,000	714
Mazda Motor Corp.	1,626,000	3,670
Mitsubishi Corp.	98,100	2,080
Mitsubishi Electric Corp.	750,000	5,705
Mitsubishi Estate Co. Ltd.	319,000	4,819
Mitsubishi UFJ Financial Group, Inc.	1,821,800	9,704
Mitsui & Co. Ltd.	254,700	3,345
Mitsui Sumitomo Insurance Group Holdings, Inc.	97,800	2,277
Mizuho Financial Group, Inc.	1,276,800	2,519
Murata Manufacturing Co. Ltd.	61,500	3,001
Nippon Telegraph & Telephone Corp.	60,200	2,484
Nomura Holdings, Inc.	857,600	6,045
Omron Corp.	317,500	5,347
ORIX Corp.	70,160	4,532
Rakuten, Inc.	7,966	5,456
Ricoh Co. Ltd.	427,000	5,803
Sharp Corp.	303,000	3,233
Shin-Etsu Chemical Co., Ltd.	73,200	3,882
SMC Corp.	45,700	5,219
Softbank Corp.	52,500	1,237
Sony Corp.	37,700	1,113
Sony Corp. sponsored ADR	45,100	1,325
Sugi Holdings Co. Ltd.	76,700	1,666
Sumitomo Corp.	423,000	4,107
Sumitomo Metal Industries Ltd.	992,000	2,534
Sumitomo Mitsui Financial Group, Inc.	272,000	9,246
T&D Holdings, Inc.	119,900	3,098
Tokio Marine Holdings, Inc.	82,100	2,099
Tokyo Electron Ltd.	44,100	2,481
Toyota Motor Corp.	326,100	12,874
Toyota Motor Corp. sponsored ADR	73,400	5,791
Yahoo! Japan Corp.	7,527	2,307
TOTAL JAPAN		177,184
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	5,886	3,529
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	202,100	6,875
Netherlands - 2.1%
Aegon NV (a)	212,400	1,525
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ASML Holding NV (NY Shares)	98,000	$ 2,640
ING Groep NV (Certificaten Van Aandelen) unit (a)	214,800	2,795
Koninklijke KPN NV	294,764	5,357
Koninklijke Philips Electronics NV	249,900	6,277
Randstad Holdings NV (a)	74,800	2,851
Royal DSM NV	50,354	2,211
STMicroelectronics NV	137,900	1,107
TOTAL NETHERLANDS		24,763
Norway - 1.5%
Aker Solutions ASA	304,600	3,676
DnB NOR ASA (a)(c)	333,600	3,842
Petroleum Geo-Services ASA (a)	259,700	2,463
Pronova BioPharma ASA (a)	439,700	1,367
StatoilHydro ASA	104,000	2,468
StatoilHydro ASA sponsored ADR (c)	174,500	4,129
TOTAL NORWAY		17,945
Papua New Guinea - 0.3%
Lihir Gold Ltd.	1,416,485	3,873
Singapore - 0.2%
United Overseas Bank Ltd.	251,000	3,008
South Africa - 1.1%
Aspen Pharmacare Holdings Ltd.	443,500	3,758
Impala Platinum Holdings Ltd.	171,300	3,822
MTN Group Ltd.	361,000	5,429
TOTAL SOUTH AFRICA		13,009
Spain - 4.3%
Banco Bilbao Vizcaya Argentaria SA	276,935	4,950
Banco Santander SA	913,574	14,700
EDP Renovaveis SA (a)	316,400	3,157
Iberdrola SA (c)	491,100	4,466
Inditex SA	51,800	3,049
NH Hoteles SA (a)	914,500	4,798
Telefonica SA	488,348	13,637
Telefonica SA sponsored ADR	30,000	2,518
TOTAL SPAIN		51,275
Sweden - 0.7%
Elekta AB (B Shares)	159,300	3,002
Nordea Bank AB	121,200	1,301
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
Svenska Handelsbanken AB (A Shares)	63,500	$ 1,641
Swedbank AB (A Shares)	125,912	1,085
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	127,800	1,329
TOTAL SWEDEN		8,358
Switzerland - 6.2%
ABB Ltd. sponsored ADR	227,200	4,210
Adecco SA (Reg.)	65,786	2,949
Compagnie Financiere Richemont SA Series A	237,700	6,686
Credit Suisse Group sponsored ADR	92,500	4,930
Credit Suisse Group (Reg.)	89,810	4,800
Nestle SA (Reg.)	147,128	6,857
Panalpina Welttransport Holding AG	38,120	2,675
Roche Holding AG (participation certificate)	155,765	25,002
Swiss Reinsurance Co. (Reg.)	28,450	1,165
UBS AG:
(For. Reg.) (a)	206,228	3,438
(NY Shares) (a)	313,277	5,197
Zurich Financial Services AG (Reg.)	25,262	5,808
TOTAL SWITZERLAND		73,717
Taiwan - 0.4%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	561,200	2,190
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	271,185	2,587
TOTAL TAIWAN		4,777
United Kingdom - 22.0%
AMEC PLC	140,922	1,866
Anglo American PLC:
ADR	322,146	5,831
(United Kingdom) (a)	162,359	5,904
AstraZeneca PLC (United Kingdom)	40,901	1,837
Aviva PLC	334,000	2,104
Barclays PLC	1,031,000	5,405
Barclays PLC Sponsored ADR	195,900	4,094
BG Group PLC	426,902	7,394
BHP Billiton PLC	475,902	12,841
BlueBay Asset Management	509,900	3,114
BP PLC	1,272,808	11,931
BP PLC sponsored ADR	146,700	8,306
British Land Co. PLC	771,978	5,985
Cairn Energy PLC (a)	80,700	3,500
Carphone Warehouse Group PLC	580,888	1,756
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Centrica PLC	1,632,250	$ 6,654
Debenhams PLC	2,282,400	2,919
Diageo PLC	590,188	9,616
Diageo PLC sponsored ADR	9,800	637
GlaxoSmithKline PLC sponsored ADR	54,000	2,223
Hammerson PLC	385,100	2,568
Hays PLC	1,126,800	1,811
Hikma Pharmaceuticals PLC	142,400	1,104
HSBC Holdings PLC sponsored ADR (c)	571,645	31,665
InterContinental Hotel Group PLC	293,995	3,789
ITV PLC	4,541,100	3,187
Jardine Lloyd Thompson Group PLC	325,900	2,428
Johnson Matthey PLC	176,954	4,102
Kesa Electricals PLC	3,471,100	7,574
Land Securities Group PLC	239,400	2,602
Legal & General Group PLC	656,379	846
Lloyds TSB Group PLC (c)	1,218,399	1,741
M&C Saatchi	773,305	1,117
Man Group PLC	1,639,653	8,345
Marks & Spencer Group PLC	436,200	2,453
Prudential PLC	453,400	4,143
Rio Tinto PLC:
(Reg.)	119,032	5,264
sponsored ADR (c)	38,600	6,872
Royal Bank of Scotland Group PLC (a)	1,162,200	800
Royal Dutch Shell PLC:
Class A (United Kingdom)	312,900	9,283
Class A sponsored ADR	169,700	10,082
Class B	154,200	4,441
Spice PLC	1,206,000	1,579
Standard Chartered PLC (United Kingdom)	401,807	9,899
Sthree PLC	190,600	787
The Restaurant Group PLC	451,600	1,386
Vodafone Group PLC	5,955,369	13,129
Vodafone Group PLC sponsored ADR	368,900	8,186
William Hill PLC	1,415,800	3,905
Xstrata PLC	313,200	4,538
TOTAL UNITED KINGDOM		263,543
United States of America - 2.3%
Apple, Inc. (a)	12,300	2,319
Deckers Outdoor Corp. (a)	43,100	3,865
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Estee Lauder Companies, Inc. Class A	189,100	$ 8,037
Google, Inc. Class A (a)	13,800	7,398
Philip Morris International, Inc.	70,500	3,339
Sohu.com, Inc. (a)	41,100	2,285
TOTAL UNITED STATES OF AMERICA		27,243
TOTAL COMMON STOCKS (Cost $1,084,451)		1,190,251
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG (Cost $2,036)	218,500	2,280
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.20% (d)	2,650,190	2,650
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	26,149,660	26,150
TOTAL MONEY MARKET FUNDS (Cost $28,800)		28,800
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,115,287)		1,221,331
NET OTHER ASSETS - (2.1)%		(24,577)
NET ASSETS - 100%		$ 1,196,754
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 120
Fidelity Securities Lending Cash Central Fund	986
Total	$ 1,106
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 263,543	$ 211,920	$ 51,623	$ -
Japan	177,184	11,029	166,155	-
France	148,761	135,493	13,268	-
Germany	135,399	106,031	29,368	-
Switzerland	73,717	65,479	8,238	-
Australia	52,410	-	52,410	-
Spain	51,275	17,988	33,287	-
Italy	35,273	30,171	5,102	-
Hong Kong	31,523	3,718	27,805	-
Other	223,446	181,140	42,306	-
Money Market Funds	28,800	28,800	-	-
Total Investments in Securities:	$ 1,221,331	$ 791,769	$ 429,562	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 601
Total Realized Gain (Loss)	(2,945)
Total Unrealized Gain (Loss)	2,905
Cost of Purchases	-
Proceeds of Sales	(561)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $311,877,000 of which $84,650,000 and $227,227,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $24,070) - See accompanying schedule: Unaffiliated issuers (cost $1,086,487)	$ 1,192,531
Fidelity Central Funds (cost $28,800)	28,800
Total Investments (cost $1,115,287)		$ 1,221,331
Cash		2
Foreign currency held at value (cost $2,053)		2,053
Receivable for investments sold		9,216
Receivable for fund shares sold		377
Dividends receivable		2,554
Distributions receivable from Fidelity Central Funds		10
Prepaid expenses		7
Other receivables		226
Total assets		1,235,776

Liabilities
Payable for investments purchased	$ 8,177
Payable for fund shares redeemed	3,342
Accrued management fee	767
Distribution fees payable	203
Other affiliated payables	296
Other payables and accrued expenses	87
Collateral on securities loaned, at value	26,150
Total liabilities		39,022

Net Assets		$ 1,196,754
Net Assets consist of:
Paid in capital		$ 1,402,910
Undistributed net investment income		16,696
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(328,937)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,085
Net Assets		$ 1,196,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,670 ÷ 4,572 shares)	$ 15.68

Maximum offering price per share (100/94.25 of $15.68)	$ 16.64
Class T: Net Asset Value and redemption price per share ($367,494 ÷ 22,924 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($7,882 ÷ 520 shares) A	$ 15.16

Class C: Net Asset Value and offering price per share ($22,934 ÷ 1,493 shares) A	$ 15.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($726,774 ÷ 45,558 shares)	$ 15.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 32,716
Income from Fidelity Central Funds		1,106
		33,822
Less foreign taxes withheld		(2,583)
Total income		31,239

Expenses
Management fee Basic fee	$ 7,124
Performance adjustment	(84)
Transfer agent fees	2,789
Distribution fees	2,070
Accounting and security lending fees	474
Custodian fees and expenses	204
Independent trustees' compensation	7
Registration fees	66
Audit	75
Legal	5
Interest	2
Miscellaneous	20
Total expenses before reductions	12,752
Expense reductions	(350)	12,402
Net investment income (loss)		18,837
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(232,272)
Foreign currency transactions	(516)
Total net realized gain (loss)		(232,788)
Change in net unrealized appreciation (depreciation) on: Investment securities	399,519
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		399,538
Net gain (loss)		166,750
Net increase (decrease) in net assets resulting from operations		$ 185,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,837	$ 25,772
Net realized gain (loss)	(232,788)	(90,893)
Change in net unrealized appreciation (depreciation)	399,538	(690,430)
Net increase (decrease) in net assets resulting from operations	185,587	(755,551)
Distributions to shareholders from net investment income	(18,118)	(18,269)
Distributions to shareholders from net realized gain	-	(100,839)
Total distributions	(18,118)	(119,108)
Share transactions - net increase (decrease)	28,251	336,340
Redemption fees	29	56
Total increase (decrease) in net assets	195,749	(538,263)

Net Assets
Beginning of period	1,001,005	1,539,268
End of period (including undistributed net investment income of $16,696 and undistributed net investment income of $21,971, respectively)	$ 1,196,754	$ 1,001,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 26.85	$ 21.67	$ 18.36	$ 15.86
Income from Investment Operations
Net investment income (loss) C	.24	.38	.31	.27	.13
Net realized and unrealized gain (loss)	2.12	(11.56)	6.16	3.53	2.47
Total from investment operations	2.36	(11.18)	6.47	3.80	2.60
Distributions from net investment income	(.24)	(.33)	(.23)	(.19)	(.04)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.24)	(2.11)	(1.29)	(.49)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.68	$ 13.56	$ 26.85	$ 21.67	$ 18.36
Total Return A,B	17.97%	(45.08)%	31.44%	21.12%	16.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.35%	1.17%	1.24%	1.24%
Expenses net of fee waivers, if any	1.36%	1.35%	1.17%	1.24%	1.24%
Expenses net of all reductions	1.33%	1.32%	1.13%	1.17%	1.15%
Net investment income (loss)	1.79%	1.83%	1.34%	1.31%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 72	$ 73	$ 147	$ 113	$ 133
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.84	$ 27.35	$ 22.05	$ 18.64	$ 16.09
Income from Investment Operations
Net investment income (loss) C	.22	.36	.28	.24	.11
Net realized and unrealized gain (loss)	2.17	(11.82)	6.27	3.59	2.51
Total from investment operations	2.39	(11.46)	6.55	3.83	2.62
Distributions from net investment income	(.20)	(.27)	(.19)	(.12)	(.01)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.20)	(2.05)	(1.25)	(.42)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 13.84	$ 27.35	$ 22.05	$ 18.64
Total Return A,B	17.70%	(45.18)%	31.24%	20.92%	16.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.57%	1.51%	1.33%	1.39%	1.36%
Expenses net of fee waivers, if any	1.57%	1.51%	1.33%	1.39%	1.36%
Expenses net of all reductions	1.54%	1.48%	1.30%	1.33%	1.27%
Net investment income (loss)	1.58%	1.67%	1.17%	1.15%	.64%
Supplemental Data
Net assets, end of period (in millions)	$ 367	$ 345	$ 710	$ 602	$ 582
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 25.79	$ 20.81	$ 17.63	$ 15.26
Income from Investment Operations
Net investment income (loss) C	.13	.22	.12	.10	(.01)
Net realized and unrealized gain (loss)	2.08	(11.14)	5.94	3.40	2.38
Total from investment operations	2.21	(10.92)	6.06	3.50	2.37
Distributions from net investment income	(.07)	(.07)	(.02)	(.02)	-
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	-
Total distributions	(.07)	(1.85)	(1.08)	(.32)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.16	$ 13.02	$ 25.79	$ 20.81	$ 17.63
Total Return A,B	17.09%	(45.50)%	30.45%	20.12%	15.53%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.10%	1.94%	2.05%	2.04%
Expenses net of fee waivers, if any	2.12%	2.10%	1.94%	2.05%	2.04%
Expenses net of all reductions	2.08%	2.08%	1.91%	1.99%	1.95%
Net investment income (loss)	1.04%	1.07%	.56%	.49%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 10	$ 27	$ 37	$ 47
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 26.22	$ 21.19	$ 17.95	$ 15.53
Income from Investment Operations
Net investment income (loss) C	.14	.22	.14	.11	- G
Net realized and unrealized gain (loss)	2.09	(11.31)	6.02	3.47	2.42
Total from investment operations	2.23	(11.09)	6.16	3.58	2.42
Distributions from net investment income	(.09)	(.13)	(.07)	(.04)	-
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	-
Total distributions	(.09)	(1.91)	(1.13)	(.34)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.36	$ 13.22	$ 26.22	$ 21.19	$ 17.95
Total Return A,B	17.06%	(45.50)%	30.48%	20.22%	15.58%
Ratios to Average Net Assets D,F
Expenses before reductions	2.11%	2.09%	1.91%	1.98%	2.00%
Expenses net of fee waivers, if any	2.11%	2.09%	1.91%	1.98%	2.00%
Expenses net of all reductions	2.08%	2.07%	1.87%	1.92%	1.90%
Net investment income (loss)	1.05%	1.08%	.60%	.56%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 23	$ 22	$ 46	$ 41	$ 38
Portfolio turnover rate E	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 27.35	$ 22.06	$ 18.64	$ 16.09
Income from Investment Operations
Net investment income (loss) B	.29	.45	.40	.35	.21
Net realized and unrealized gain (loss)	2.14	(11.78)	6.26	3.58	2.50
Total from investment operations	2.43	(11.33)	6.66	3.93	2.71
Distributions from net investment income	(.31)	(.41)	(.31)	(.21)	(.10)
Distributions from net realized gain	-	(1.78)	(1.06)	(.30)	(.06)
Total distributions	(.31)	(2.19)	(1.37)	(.51)	(.16)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 15.95	$ 13.83	$ 27.35	$ 22.06	$ 18.64
Total Return A	18.32%	(44.92)%	31.88%	21.55%	16.91%
Ratios to Average Net Assets C,E
Expenses before reductions	1.06%	1.01%	.84%	.87%	.83%
Expenses net of fee waivers, if any	1.06%	1.01%	.84%	.87%	.83%
Expenses net of all reductions	1.02%	.98%	.81%	.81%	.73%
Net investment income (loss)	2.10%	2.17%	1.66%	1.67%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$ 727	$ 551	$ 609	$ 354	$ 287
Portfolio turnover rate D	83%	79%	66%	65%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 188,319
Gross unrealized depreciation	(101,441)
Net unrealized appreciation (depreciation)	$ 86,878

Tax Cost	$ 1,134,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,802
Capital loss carryforward	$ (311,877)
Net unrealized appreciation (depreciation)	$ 86,919

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 18,118	$ 27,900
Long-term Capital Gains	-	91,208
Total	$ 18,118	$ 119,108

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees - continued

redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $862,148 and $819,639, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 161	$ 3
Class T	.25%	.25%	1,623	17
Class B	.75%	.25%	81	61
Class C	.75%	.25%	205	11
			$ 2,070	$ 92

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7
Class T	5
Class B*	18
Class C*	2
$ 32

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 209.32
Class T	930.29
Class B	26.33
Class C	67.32
Institutional Class	1,557.27
	$ 2,789

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,212.43%		$ 2

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $986.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $349 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 1,238	$ 1,785
Class T	4,849	6,979
Class B	48	73
Class C	144	230
Institutional Class	11,839	9,202
Total	$ 18,118	$ 18,269
From net realized gain
Class A	$ -	$ 9,778
Class T	-	45,838
Class B	-	1,798
Class C	-	3,080
Institutional Class	-	40,345
Total	$ -	$ 100,839

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	855	1,631	$ 11,113	$ 33,994
Reinvestment of distributions	87	416	1,028	10,008
Shares redeemed	(1,729)	(2,149)	(22,509)	(44,943)
Net increase (decrease)	(787)	(102)	$ (10,368)	$ (941)
Class T
Shares sold	5,593	5,968	$ 75,113	$ 128,327
Reinvestment of distributions	387	2,092	4,696	51,444
Shares redeemed	(8,015)	(9,064)	(106,238)	(188,310)
Net increase (decrease)	(2,035)	(1,004)	$ (26,429)	$ (8,539)
Class B
Shares sold	92	133	$ 1,164	$ 2,720
Reinvestment of distributions	4	73	43	1,689
Shares redeemed	(341)	(492)	(4,276)	(9,923)
Net increase (decrease)	(245)	(286)	$ (3,069)	$ (5,514)
Class C
Shares sold	330	294	$ 4,291	$ 5,937
Reinvestment of distributions	10	124	119	2,937
Shares redeemed	(515)	(501)	(6,428)	(9,667)
Net increase (decrease)	(175)	(83)	$ (2,018)	$ (793)
Institutional Class
Shares sold	12,044	18,688	$ 158,122	$ 367,938
Reinvestment of distributions	979	1,898	11,749	46,435
Shares redeemed	(7,282)	(3,050)	(99,736)	(62,246)
Net increase (decrease)	5,741	17,536	$ 70,135	$ 352,127

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were owners of record, in the aggregate, of approximately 44% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity Funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$.268	$.03

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$.334	$.0227

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors (U.K.) Ltd.

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OSI-UANN-1209
1.784768.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	3.80%	-2.55%	0.44%
Class T (incl. 3.50% sales charge)	6.05%	-2.36%	0.55%
Class B (incl. contingent deferred sales charge) B	4.19%	-2.51%	0.60%
Class C (incl. contingent deferred sales charge) C	8.28%	-2.15%	0.60%

A From June 17, 2003.

B Class B shares' contingent deferred sales charge included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class A on June 17, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite being caught in a downdraft early on, brought about primarily by the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and dismal corporate earnings reports, U.S. equities bounced back sharply during the second half of the year ending October 31, 2009. The first months of the period saw numerous business failures as well as unprecedented government stimulus and continued historically low interest rates. In March, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors rotated toward riskier assets, reversing the flight to quality seen earlier in the period. During the year, major domestic equity indexes reached devastating lows only to rally strongly and deliver positive returns by October 31. The Standard & Poor's 500SM Index - a gauge of the broad U.S. equity market - gained a solid 9.80%, while the blue-chip Dow Jones Industrial AverageSM increased 7.71% and the technology-laden Nasdaq Composite® Index rose 20.07%. Small-cap stocks turned in slightly more modest results, with the Russell 2000® Index advancing 6.46%. International equities also were direct beneficiaries as investors' appetite for risk returned. The MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of foreign developed markets - surged 27.88%, bolstered in part by a weaker dollar.

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 10.13%, 9.90%, 9.19% and 9.28%, respectively (excluding sales charges), outperforming the Russell 1000® Value Index, which returned 4.78%. Stock selection fueled our outperformance, with particularly strong results in industrials, financials, materials and energy. Top individual contributors included underweighting - and later selling - major index component General Electric, which was battered by slowdowns in its industrial businesses and its financing arm. Underweighting Citigroup in diversified financials paid off when the stock was pummeled by significant credit losses. A stake in investment banking firm Morgan Stanley contributed when the company benefited from its enhanced competitive position. Within materials, Channel Islands-based gold miner Randgold Resources got a boost from rallying gold prices. Randgold was no longer held at period end. Occidental Petroleum in the energy area performed well, as did an out-of-index position in Belgian brewer Anheuser-Busch InBev. On the negative side, security selection within consumer discretionary hurt the most. Several diversified financials stocks also detracted, including Bank of America and State Street, both of which performed poorly early in the period. Other notable detractors included electricity generator FirstEnergy and wireless provider Sprint Nextel.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,225.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,224.60	$ 8.41
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,220.70	$ 11.19
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,221.20	$ 11.20
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,227.00	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.1	5.0
Chevron Corp.	3.8	3.7
Pfizer, Inc.	3.8	2.1
Bank of America Corp.	3.8	1.6
Wells Fargo & Co.	3.4	2.8
Occidental Petroleum Corp.	3.2	1.7
AT&T, Inc.	2.1	3.3
Morgan Stanley	1.8	0.8
Hewlett-Packard Co.	1.8	1.2
Goldman Sachs Group, Inc.	1.6	1.7
	30.4
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	22.2
Energy	19.1	17.1
Health Care	10.5	11.3
Industrials	9.3	8.9
Consumer Discretionary	8.9	10.6
Asset Allocation (% of fund's net assets)
As of October 31, 2009*		As of April 30, 2009**
	Stocks 99.4%		Stocks 98.4%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	11.2%	** Foreign investments	11.5%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.8%
Autoliv, Inc.	2,200	$ 73,876
Johnson Controls, Inc.	13,000	310,960
The Goodyear Tire & Rubber Co. (a)	8,086	104,148
		488,984
Automobiles - 0.2%
Renault SA (a)	2,400	108,071
Hotels, Restaurants & Leisure - 0.2%
Wyndham Worldwide Corp.	6,000	102,300
Household Durables - 2.6%
Black & Decker Corp.	5,700	269,154
KB Home (c)	55,900	792,662
Pulte Homes, Inc.	30,030	270,570
Whirlpool Corp.	2,300	164,657
		1,497,043
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	4,400	101,024
Comcast Corp. Class A (special) (non-vtg.)	25,900	363,118
DISH Network Corp. Class A (a)	9,800	170,520
The DIRECTV Group, Inc. (a)	6,400	168,320
Time Warner Cable, Inc.	5,367	211,674
Time Warner, Inc.	16,400	493,968
		1,508,624
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	4,100	152,766
Home Depot, Inc.	7,450	186,921
Lowe's Companies, Inc.	20,100	393,357
Ross Stores, Inc.	3,700	162,837
Staples, Inc.	23,900	518,630
		1,414,511
TOTAL CONSUMER DISCRETIONARY		5,119,533
CONSUMER STAPLES - 5.1%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	4,209	198,231
Constellation Brands, Inc. Class A (sub. vtg.) (a)	6,000	94,920
The Coca-Cola Co.	4,300	229,233
		522,384
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	16,600	$ 585,980
Kroger Co.	6,700	154,971
Winn-Dixie Stores, Inc. (a)	12,600	139,734
		880,685
Food Products - 1.3%
Bunge Ltd.	2,300	131,238
Nestle SA (Reg.)	9,338	435,185
Ralcorp Holdings, Inc. (a)	3,300	177,210
		743,633
Household Products - 1.0%
Energizer Holdings, Inc. (a)	2,900	176,523
Procter & Gamble Co.	7,200	417,600
		594,123
Tobacco - 0.4%
British American Tobacco PLC sponsored ADR	3,200	205,536
TOTAL CONSUMER STAPLES		2,946,361
ENERGY - 19.1%
Energy Equipment & Services - 4.3%
ENSCO International, Inc.	5,400	247,266
Helmerich & Payne, Inc.	2,200	83,644
Nabors Industries Ltd. (a)	33,168	690,889
National Oilwell Varco, Inc. (a)	8,264	338,741
Noble Corp.	3,400	138,516
Pride International, Inc. (a)	5,700	168,492
Transocean Ltd. (a)	4,400	369,204
Weatherford International Ltd. (a)	26,300	461,039
		2,497,791
Oil, Gas & Consumable Fuels - 14.8%
Anadarko Petroleum Corp.	2,900	176,697
Arch Coal, Inc.	8,100	175,446
Chesapeake Energy Corp.	25,400	622,300
Chevron Corp.	28,900	2,212,006
EOG Resources, Inc.	5,600	457,296
EXCO Resources, Inc.	5,000	78,100
Exxon Mobil Corp.	10,870	779,053
Marathon Oil Corp.	22,400	716,128
Occidental Petroleum Corp.	24,000	1,821,120
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petrohawk Energy Corp. (a)	12,900	$ 303,408
Plains Exploration & Production Co. (a)	9,700	257,050
Range Resources Corp.	4,600	230,230
Royal Dutch Shell PLC Class B ADR	7,000	407,120
Southwestern Energy Co. (a)	3,700	161,246
Suncor Energy, Inc.	3,200	106,150
		8,503,350
TOTAL ENERGY		11,001,141
FINANCIALS - 27.2%
Capital Markets - 4.7%
Charles Schwab Corp.	6,900	119,646
Franklin Resources, Inc.	2,700	282,501
Goldman Sachs Group, Inc.	5,600	952,952
Morgan Stanley	33,100	1,063,172
State Street Corp.	7,600	319,048
		2,737,319
Commercial Banks - 5.8%
Huntington Bancshares, Inc.	9,700	36,957
Mitsubishi UFJ Financial Group, Inc.	17,800	94,815
PNC Financial Services Group, Inc.	15,377	752,550
Regions Financial Corp.	25,900	125,356
SVB Financial Group (a)	3,200	132,000
U.S. Bancorp, Delaware	9,000	208,980
Wells Fargo & Co.	72,205	1,987,082
		3,337,740
Consumer Finance - 1.0%
Capital One Financial Corp.	10,500	384,300
Discover Financial Services	14,800	209,272
		593,572
Diversified Financial Services - 9.8%
Bank of America Corp.	150,220	2,190,208
CME Group, Inc.	1,000	302,610
JPMorgan Chase & Co.	70,340	2,938,100
KKR Financial Holdings LLC (a)	23,500	107,630
Moody's Corp.	5,500	130,240
		5,668,788
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.3%
ACE Ltd.	12,800	$ 657,408
Allied World Assurance Co. Holdings Ltd.	2,600	116,376
Argo Group International Holdings, Ltd. (a)	2,591	87,990
Assurant, Inc.	2,300	68,839
Everest Re Group Ltd.	4,700	411,203
Genworth Financial, Inc. Class A	30,100	319,662
Lincoln National Corp.	10,700	254,981
Loews Corp.	2,800	92,680
MetLife, Inc.	8,200	279,046
XL Capital Ltd. Class A	10,300	169,023
		2,457,208
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc.	2,900	157,093
CBL & Associates Properties, Inc.	6,000	48,960
Duke Realty LP	5,300	59,572
ProLogis Trust	7,100	80,443
SL Green Realty Corp.	3,700	143,412
		489,480
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	36,500	377,775
TOTAL FINANCIALS		15,661,882
HEALTH CARE - 10.5%
Biotechnology - 0.7%
Amgen, Inc. (a)	2,600	139,698
Biogen Idec, Inc. (a)	4,400	185,372
Genzyme Corp. (a)	2,100	106,260
		431,330
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	24,700	200,564
Covidien PLC	16,775	706,563
Stryker Corp.	2,700	124,200
		1,031,327
Health Care Providers & Services - 1.9%
Aetna, Inc.	9,300	242,079
Brookdale Senior Living, Inc.	11,900	200,396
CIGNA Corp.	9,900	275,616
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Humana, Inc. (a)	4,500	$ 169,110
UnitedHealth Group, Inc.	8,500	220,575
		1,107,776
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	2,050	92,250
Pharmaceuticals - 5.9%
King Pharmaceuticals, Inc. (a)	7,200	72,936
Merck & Co., Inc.	30,500	943,365
Pfizer, Inc.	129,184	2,200,004
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,100	156,488
		3,372,793
TOTAL HEALTH CARE		6,035,476
INDUSTRIALS - 9.3%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	16,440	590,032
Precision Castparts Corp.	1,400	133,742
United Technologies Corp.	6,400	393,280
		1,117,054
Building Products - 1.0%
Armstrong World Industries, Inc. (a)	900	33,525
Masco Corp.	34,050	400,088
Owens Corning (a)	6,100	134,871
		568,484
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	8,130	210,648
Electrical Equipment - 0.4%
Acuity Brands, Inc.	2,600	82,316
Regal-Beloit Corp.	2,700	126,576
		208,892
Industrial Conglomerates - 0.5%
Textron, Inc.	15,100	268,478
Machinery - 2.7%
Caterpillar, Inc.	3,700	203,722
Cummins, Inc.	10,300	443,518
Deere & Co.	4,800	218,640
Ingersoll-Rand Co. Ltd.	15,600	492,804
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp. (a)	2,380	$ 78,873
Oshkosh Co.	4,100	128,166
		1,565,723
Road & Rail - 2.4%
Avis Budget Group, Inc. (a)	7,600	63,840
CSX Corp.	13,700	577,866
Ryder System, Inc.	2,800	113,540
Union Pacific Corp.	11,800	650,652
		1,405,898
TOTAL INDUSTRIALS		5,345,177
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	18,800	429,580
Juniper Networks, Inc. (a)	5,700	145,407
		574,987
Computers & Peripherals - 2.0%
Hewlett-Packard Co.	22,150	1,051,239
NCR Corp. (a)	12,100	122,815
		1,174,054
Electronic Equipment & Components - 1.9%
Agilent Technologies, Inc.	6,000	148,440
Amphenol Corp. Class A	1,700	68,204
Arrow Electronics, Inc. (a)	7,800	197,652
Avnet, Inc. (a)	13,200	327,096
Flextronics International Ltd. (a)	24,300	157,464
Tyco Electronics Ltd.	10,275	218,344
		1,117,200
Internet Software & Services - 0.5%
eBay, Inc. (a)	12,100	269,467
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	32,300	394,060
ASML Holding NV (NY Shares)	5,300	142,782
Atmel Corp. (a)	24,750	92,070
KLA-Tencor Corp.	3,700	120,287
Lam Research Corp. (a)	7,800	263,016
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MEMC Electronic Materials, Inc. (a)	3,900	$ 48,438
ON Semiconductor Corp. (a)	4,500	30,105
		1,090,758
Software - 0.4%
Microsoft Corp.	7,400	205,202
TOTAL INFORMATION TECHNOLOGY		4,431,668
MATERIALS - 3.7%
Chemicals - 1.4%
Albemarle Corp.	7,600	240,008
Celanese Corp. Class A	6,000	164,700
Dow Chemical Co.	16,000	375,680
		780,388
Construction Materials - 0.4%
HeidelbergCement AG	3,001	179,869
Vulcan Materials Co.	1,505	69,275
		249,144
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	5,700	181,716
Temple-Inland, Inc.	12,400	191,580
		373,296
Metals & Mining - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	2,209	82,926
ArcelorMittal SA (NY Shares) Class A	5,000	170,100
Freeport-McMoRan Copper & Gold, Inc.	2,000	146,720
Newcrest Mining Ltd.	7,877	226,347
Steel Dynamics, Inc.	9,400	125,866
		751,959
TOTAL MATERIALS		2,154,787
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	48,337	1,240,811
Qwest Communications International, Inc.	44,000	157,960
Verizon Communications, Inc.	19,050	563,690
		1,962,461
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	87,300	$ 258,408
TOTAL TELECOMMUNICATION SERVICES		2,220,869
UTILITIES - 4.1%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	2,300	52,486
American Electric Power Co., Inc.	11,600	350,552
Entergy Corp.	3,900	299,208
Exelon Corp.	6,300	295,848
FirstEnergy Corp.	7,600	328,928
		1,327,022
Independent Power Producers & Energy Traders - 0.6%
AES Corp.	6,800	88,876
Constellation Energy Group, Inc.	2,800	86,576
NRG Energy, Inc. (a)	8,500	195,415
		370,867
Multi-Utilities - 1.2%
CMS Energy Corp.	13,500	179,550
PG&E Corp.	5,400	220,806
Sempra Energy	5,700	293,265
		693,621
TOTAL UTILITIES		2,391,510
TOTAL COMMON STOCKS (Cost $61,784,013)		57,308,404
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50% (Cost $68,810)	92	78,476
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	339,300	$ 339,300
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	825,000	825,000
TOTAL MONEY MARKET FUNDS (Cost $1,164,300)		1,164,300
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $63,017,123)		58,551,180
NET OTHER ASSETS - (1.6)%		(894,922)
NET ASSETS - 100%		$ 57,656,258
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,268
Fidelity Securities Lending Cash Central Fund	4,025
Total	$ 6,293
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,119,533	$ 5,119,533	$ -	$ -
Consumer Staples	2,946,361	2,946,361	-	-
Energy	11,001,141	11,001,141	-	-
Financials	15,740,358	15,645,543	94,815	-
Health Care	6,035,476	6,035,476	-	-
Industrials	5,345,177	5,345,177	-	-
Information Technology	4,431,668	4,431,668	-	-
Materials	2,154,787	1,928,440	226,347	-
Telecommunication Services	2,220,869	2,220,869	-	-
Utilities	2,391,510	2,391,510	-	-
Money Market Funds	1,164,300	1,164,300	-	-
Total Investments in Securities:	$ 58,551,180	$ 58,230,018	$ 321,162	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
Switzerland	3.9%
Ireland	2.1%
Bermuda	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $37,200,905 of which $22,389,219 and $14,811,686 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $779,900) - See accompanying schedule: Unaffiliated issuers (cost $61,852,823)	$ 57,386,880
Fidelity Central Funds (cost $1,164,300)	1,164,300
Total Investments (cost $63,017,123)		$ 58,551,180
Cash		17
Receivable for investments sold		257,848
Receivable for fund shares sold		38,857
Dividends receivable		53,144
Distributions receivable from Fidelity Central Funds		114
Prepaid expenses		382
Other receivables		2,614
Total assets		58,904,156

Liabilities
Payable for investments purchased	$ 233,094
Payable for fund shares redeemed	53,453
Accrued management fee	26,257
Distribution fees payable	20,834
Other affiliated payables	19,113
Other payables and accrued expenses	70,147
Collateral on securities loaned, at value	825,000
Total liabilities		1,247,898

Net Assets		$ 57,656,258
Net Assets consist of:
Paid in capital		$ 100,662,590
Undistributed net investment income		406,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,915,974)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,496,803)
Net Assets		$ 57,656,258
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($28,585,297 ÷ 3,075,160 shares)	$ 9.30

Maximum offering price per share (100/94.25 of $9.30)	$ 9.87
Class T: Net Asset Value and redemption price per share ($20,652,440 ÷ 2,229,001 shares)	$ 9.27

Maximum offering price per share (100/96.50 of $9.27)	$ 9.61
Class B: Net Asset Value and offering price per share ($1,989,273 ÷ 216,659 shares)A	$ 9.18

Class C: Net Asset Value and offering price per share ($4,087,970 ÷ 448,715 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,341,278 ÷ 250,376 shares)	$ 9.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,325,931
Interest		351
Income from Fidelity Central Funds		6,293
Total income		1,332,575

Expenses
Management fee Basic fee	$ 320,703
Performance adjustment	(83,910)
Transfer agent fees	183,069
Distribution fees	233,127
Accounting and security lending fees	22,277
Custodian fees and expenses	20,348
Independent trustees' compensation	420
Registration fees	56,480
Audit	47,787
Legal	643
Miscellaneous	1,270
Total expenses before reductions	802,214
Expense reductions	(3,225)	798,989
Net investment income (loss)		533,586
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,324,191)
Foreign currency transactions	3,632
Total net realized gain (loss)		(14,320,559)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,265,880
Assets and liabilities in foreign currencies	1,383
Total change in net unrealized appreciation (depreciation)		18,267,263
Net gain (loss)		3,946,704
Net increase (decrease) in net assets resulting from operations		$ 4,480,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,586	$ 1,163,678
Net realized gain (loss)	(14,320,559)	(24,300,512)
Change in net unrealized appreciation (depreciation)	18,267,263	(35,320,155)
Net increase (decrease) in net assets resulting from operations	4,480,290	(58,456,989)
Distributions to shareholders from net investment income	(1,108,886)	(766,736)
Distributions to shareholders from net realized gain	-	(6,300,337)
Total distributions	(1,108,886)	(7,067,073)
Share transactions - net increase (decrease)	(13,293,951)	(8,614,048)
Total increase (decrease) in net assets	(9,922,547)	(74,138,110)

Net Assets
Beginning of period	67,578,805	141,716,915
End of period (including undistributed net investment income of $406,445 and undistributed net investment income of $873,758, respectively)	$ 57,656,258	$ 67,578,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.63	$ 16.40	$ 15.08	$ 13.22	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.09	.16	.13	.08	.06
Net realized and unrealized gain (loss)	.75	(7.09)	1.99	2.15	1.51
Total from investment operations	.84	(6.93)	2.12	2.23	1.57
Distributions from net investment income	(.17)	(.12)	(.09)	(.04)	(.04)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.17)	(.84) G	(.80)	(.37)	(.05)
Net asset value, end of period	$ 9.30	$ 8.63	$ 16.40	$ 15.08	$ 13.22
Total Return A,B	10.13%	(44.43)%	14.64%	17.20%	13.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.26%	1.28%	1.41%	1.50%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.30%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.24%	1.26%
Net investment income (loss)	1.10%	1.21%	.85%	.54%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,585	$ 34,864	$ 67,434	$ 15,398	$ 7,121
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 16.30	$ 14.99	$ 13.14	$ 11.67
Income from Investment Operations
Net investment income (loss) C	.07	.13	.09	.04	.03
Net realized and unrealized gain (loss)	.75	(7.06)	1.97	2.15	1.48
Total from investment operations	.82	(6.93)	2.06	2.19	1.51
Distributions from net investment income	(.13)	(.07)	(.04)	(.01)	(.03)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.13)	(.79) G	(.75)	(.34)	(.04)
Net asset value, end of period	$ 9.27	$ 8.58	$ 16.30	$ 14.99	$ 13.14
Total Return A,B	9.90%	(44.57)%	14.31%	16.93%	12.96%
Ratios to Average Net Assets D,F
Expenses before reductions	1.50%	1.49%	1.53%	1.65%	1.72%
Expenses net of fee waivers, if any	1.50%	1.49%	1.50%	1.50%	1.55%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.49%	1.51%
Net investment income (loss)	.85%	.97%	.60%	.29%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,652	$ 22,720	$ 50,998	$ 30,607	$ 21,580
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.47	$ 16.07	$ 14.81	$ 12.99	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.03	.06	.01	(.03)	(.03)
Net realized and unrealized gain (loss)	.74	(6.96)	1.95	2.13	1.46
Total from investment operations	.77	(6.90)	1.96	2.10	1.43
Distributions from net investment income	(.06)	-	-	-	(.02)
Distributions from net realized gain	-	(.70)	(.70)	(.28)	(.01)
Total distributions	(.06)	(.70) G	(.70)	(.28)	(.03)
Net asset value, end of period	$ 9.18	$ 8.47	$ 16.07	$ 14.81	$ 12.99
Total Return A,B	9.19%	(44.80)%	13.74%	16.38%	12.35%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.03%	2.10%	2.23%	2.31%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.01%
Net investment income (loss)	.35%	.45%	.10%	(.21)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,989	$ 2,615	$ 6,734	$ 5,734	$ 4,240
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.44	$ 16.04	$ 14.80	$ 12.99	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.03	.06	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	.73	(6.95)	1.93	2.13	1.47
Total from investment operations	.76	(6.89)	1.95	2.10	1.44
Distributions from net investment income	(.09)	-	-	-	(.02)
Distributions from net realized gain	-	(.71)	(.71)	(.29)	(.01)
Total distributions	(.09)	(.71) G	(.71)	(.29)	(.03)
Net asset value, end of period	$ 9.11	$ 8.44	$ 16.04	$ 14.80	$ 12.99
Total Return A,B	9.28%	(44.84)%	13.69%	16.38%	12.45%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.03%	2.09%	2.22%	2.30%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.01%
Net investment income (loss)	.35%	.45%	.10%	(.21)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,088	$ 5,358	$ 9,718	$ 7,004	$ 3,892
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.70	$ 16.51	$ 15.17	$ 13.28	$ 11.75
Income from Investment Operations
Net investment income (loss) B	.11	.20	.17	.11	.09
Net realized and unrealized gain (loss)	.74	(7.13)	1.99	2.18	1.49
Total from investment operations	.85	(6.93)	2.16	2.29	1.58
Distributions from net investment income	(.20)	(.15)	(.11)	(.07)	(.04)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.20)	(.88) F	(.82)	(.40)	(.05)
Net asset value, end of period	$ 9.35	$ 8.70	$ 16.51	$ 15.17	$ 13.28
Total Return A	10.26%	(44.24)%	14.89%	17.58%	13.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	.98%	1.00%	1.04%	1.14%
Expenses net of fee waivers, if any	1.00%	.98%	1.00%	1.00%	1.06%
Expenses net of all reductions	1.00%	.97%	.99%	.99%	1.02%
Net investment income (loss)	1.35%	1.48%	1.10%	.79%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,341	$ 2,021	$ 6,833	$ 2,201	$ 1,857
Portfolio turnover rate D	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 15, 2009, have

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,352,120
Gross unrealized depreciation	(11,562,190)
Net unrealized appreciation (depreciation)	$ (6,210,070)

Tax Cost	$ 64,761,250

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 435,502
Capital loss carryforward	$ (37,200,905)
Net unrealized appreciation (depreciation)	$ (6,240,930)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 1,108,886	$ 2,867,867
Long-term Capital Gains	-	4,199,206
Total	$ 1,108,886	$ 7,067,073

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,135,797 and $46,117,978, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in May 2008. For the period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 72,543	$ 1,599
Class T	.25%	.25%	96,780	0
Class B	.75%	.25%	19,888	14,926
Class C	.75%	.25%	43,916	5,831
			$ 233,127	$ 22,356

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,077
Class T	1,442
Class B*	4,685
Class C*	1,244
$ 11,448

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 94,062.32
Class T	61,528.32
Class B	6,385.32
Class C	14,366.33
Institutional Class	6,728.32
	$ 183,069

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $305 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,025.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 958
Class C	2.00%	411
Institutional Class	1.00%	22
		$ 1,391

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,834 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 651,492	$ 490,285
Class T	331,626	212,605
Class B	16,855	-
Class C	58,115	-
Institutional Class	50,798	63,846
Total	$ 1,108,886	$ 766,736
From net realized gain
Class A	$ -	$ 3,025,522
Class T	-	2,257,342
Class B	-	289,371
Class C	-	428,772
Institutional Class	-	299,330
Total	$ -	$ 6,300,337

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	726,745	1,245,560	$ 5,639,090	$ 16,725,742
Reinvestment of distributions	83,555	229,648	628,332	3,435,527
Shares redeemed	(1,774,132)	(1,548,314)	(14,305,593)	(19,906,953)
Net increase (decrease)	(963,832)	(73,106)	$ (8,038,171)	$ 254,316
Class T
Shares sold	296,628	361,529	$ 2,194,950	$ 4,866,864
Reinvestment of distributions	43,233	159,872	324,683	2,383,698
Shares redeemed	(757,445)	(1,003,715)	(5,709,688)	(12,646,744)
Net increase (decrease)	(417,584)	(482,314)	$ (3,190,055)	$ (5,396,182)
Class B
Shares sold	27,365	50,111	$ 212,586	$ 663,922
Reinvestment of distributions	2,093	18,065	15,659	266,998
Shares redeemed	(121,572)	(178,297)	(906,818)	(2,254,840)
Net increase (decrease)	(92,114)	(110,121)	$ (678,573)	$ (1,323,920)
Class C
Shares sold	121,314	244,483	$ 940,578	$ 2,743,844
Reinvestment of distributions	6,675	26,400	49,531	388,869
Shares redeemed	(313,856)	(241,995)	(2,497,490)	(2,982,122)
Net increase (decrease)	(185,867)	28,888	$ (1,507,381)	$ 150,591
Institutional Class
Shares sold	112,130	113,327	$ 872,885	$ 1,524,666
Reinvestment of distributions	6,216	23,109	46,931	347,565
Shares redeemed	(100,375)	(317,920)	(799,587)	(4,171,084)
Net increase (decrease)	17,971	(181,484)	$ 120,229	$ (2,298,853)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity Funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Leaders voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$.093	$.005

Class T	12/07/09	12/04/09	$.074	$.005

Class B	12/07/09	12/04/09	$.021	$.005

Class C	12/07/09	12/04/09	$.015	$.005

Class A, T, B and C designate 100% of the dividends distributed in December 2008, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B and C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2008, the total expenses of Class C ranked equal to its competitive median for 2008, and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments
(Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLF-UANN-1209
1.793576.106

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of fund A
Institutional Class	10.26%	-1.18%	1.61%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite being caught in a downdraft early on, brought about primarily by the subprime mortgage crisis, near-frozen credit markets, sagging employment rates and dismal corporate earnings reports, U.S. equities bounced back sharply during the second half of the year ending October 31, 2009. The first months of the period saw numerous business failures as well as unprecedented government stimulus and continued historically low interest rates. In March, U.S. equities reached a bottom and, encouraged by the government's actions and improving economic indicators, investors rotated toward riskier assets, reversing the flight to quality seen earlier in the period. During the year, major domestic equity indexes reached devastating lows only to rally strongly and deliver positive returns by October 31. The Standard & Poor's 500SM Index - a gauge of the broad U.S. equity market - gained a solid 9.80%, while the blue-chip Dow Jones Industrial AverageSM increased 7.71% and the technology-laden Nasdaq Composite® Index rose 20.07%. Small-cap stocks turned in slightly more modest results, with the Russell 2000® Index advancing 6.46%. International equities also were direct beneficiaries as investors' appetite for risk returned. The MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of foreign developed markets - surged 27.88%, bolstered in part by a weaker dollar.

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund: For the year, the fund's Institutional Class shares gained 10.26%, outperforming the Russell 1000® Value Index, which returned 4.78%. Stock selection fueled our outperformance, with particularly strong results in industrials, financials, materials and energy. Top individual contributors included underweighting - and later selling - major index component General Electric, which was battered by slowdowns in its industrial businesses and its financing arm. Underweighting Citigroup in diversified financials paid off when the stock was pummeled by significant credit losses. A stake in investment banking firm Morgan Stanley contributed when the company benefited from its enhanced competitive position. Within materials, Channel Islands-based gold miner Randgold Resources got a boost from rallying gold prices. Randgold was no longer held at period end. Occidental Petroleum in the energy area performed well, as did an out-of-index position in Belgian brewer Anheuser-Busch InBev. On the negative side, security selection within consumer discretionary hurt the most. Several diversified financials stocks also detracted, including Bank of America and State Street, both of which performed poorly early in the period. Other notable detractors included electricity generator FirstEnergy and wireless provider Sprint Nextel.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,225.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,224.60	$ 8.41
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,220.70	$ 11.19
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,221.20	$ 11.20
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,227.00	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.1	5.0
Chevron Corp.	3.8	3.7
Pfizer, Inc.	3.8	2.1
Bank of America Corp.	3.8	1.6
Wells Fargo & Co.	3.4	2.8
Occidental Petroleum Corp.	3.2	1.7
AT&T, Inc.	2.1	3.3
Morgan Stanley	1.8	0.8
Hewlett-Packard Co.	1.8	1.2
Goldman Sachs Group, Inc.	1.6	1.7
	30.4
Top Five Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	22.2
Energy	19.1	17.1
Health Care	10.5	11.3
Industrials	9.3	8.9
Consumer Discretionary	8.9	10.6
Asset Allocation (% of fund's net assets)
As of October 31, 2009*		As of April 30, 2009**
	Stocks 99.4%		Stocks 98.4%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	11.2%	** Foreign investments	11.5%

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.8%
Autoliv, Inc.	2,200	$ 73,876
Johnson Controls, Inc.	13,000	310,960
The Goodyear Tire & Rubber Co. (a)	8,086	104,148
		488,984
Automobiles - 0.2%
Renault SA (a)	2,400	108,071
Hotels, Restaurants & Leisure - 0.2%
Wyndham Worldwide Corp.	6,000	102,300
Household Durables - 2.6%
Black & Decker Corp.	5,700	269,154
KB Home (c)	55,900	792,662
Pulte Homes, Inc.	30,030	270,570
Whirlpool Corp.	2,300	164,657
		1,497,043
Media - 2.6%
Cablevision Systems Corp. - NY Group Class A	4,400	101,024
Comcast Corp. Class A (special) (non-vtg.)	25,900	363,118
DISH Network Corp. Class A (a)	9,800	170,520
The DIRECTV Group, Inc. (a)	6,400	168,320
Time Warner Cable, Inc.	5,367	211,674
Time Warner, Inc.	16,400	493,968
		1,508,624
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	4,100	152,766
Home Depot, Inc.	7,450	186,921
Lowe's Companies, Inc.	20,100	393,357
Ross Stores, Inc.	3,700	162,837
Staples, Inc.	23,900	518,630
		1,414,511
TOTAL CONSUMER DISCRETIONARY		5,119,533
CONSUMER STAPLES - 5.1%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	4,209	198,231
Constellation Brands, Inc. Class A (sub. vtg.) (a)	6,000	94,920
The Coca-Cola Co.	4,300	229,233
		522,384
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	16,600	$ 585,980
Kroger Co.	6,700	154,971
Winn-Dixie Stores, Inc. (a)	12,600	139,734
		880,685
Food Products - 1.3%
Bunge Ltd.	2,300	131,238
Nestle SA (Reg.)	9,338	435,185
Ralcorp Holdings, Inc. (a)	3,300	177,210
		743,633
Household Products - 1.0%
Energizer Holdings, Inc. (a)	2,900	176,523
Procter & Gamble Co.	7,200	417,600
		594,123
Tobacco - 0.4%
British American Tobacco PLC sponsored ADR	3,200	205,536
TOTAL CONSUMER STAPLES		2,946,361
ENERGY - 19.1%
Energy Equipment & Services - 4.3%
ENSCO International, Inc.	5,400	247,266
Helmerich & Payne, Inc.	2,200	83,644
Nabors Industries Ltd. (a)	33,168	690,889
National Oilwell Varco, Inc. (a)	8,264	338,741
Noble Corp.	3,400	138,516
Pride International, Inc. (a)	5,700	168,492
Transocean Ltd. (a)	4,400	369,204
Weatherford International Ltd. (a)	26,300	461,039
		2,497,791
Oil, Gas & Consumable Fuels - 14.8%
Anadarko Petroleum Corp.	2,900	176,697
Arch Coal, Inc.	8,100	175,446
Chesapeake Energy Corp.	25,400	622,300
Chevron Corp.	28,900	2,212,006
EOG Resources, Inc.	5,600	457,296
EXCO Resources, Inc.	5,000	78,100
Exxon Mobil Corp.	10,870	779,053
Marathon Oil Corp.	22,400	716,128
Occidental Petroleum Corp.	24,000	1,821,120
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petrohawk Energy Corp. (a)	12,900	$ 303,408
Plains Exploration & Production Co. (a)	9,700	257,050
Range Resources Corp.	4,600	230,230
Royal Dutch Shell PLC Class B ADR	7,000	407,120
Southwestern Energy Co. (a)	3,700	161,246
Suncor Energy, Inc.	3,200	106,150
		8,503,350
TOTAL ENERGY		11,001,141
FINANCIALS - 27.2%
Capital Markets - 4.7%
Charles Schwab Corp.	6,900	119,646
Franklin Resources, Inc.	2,700	282,501
Goldman Sachs Group, Inc.	5,600	952,952
Morgan Stanley	33,100	1,063,172
State Street Corp.	7,600	319,048
		2,737,319
Commercial Banks - 5.8%
Huntington Bancshares, Inc.	9,700	36,957
Mitsubishi UFJ Financial Group, Inc.	17,800	94,815
PNC Financial Services Group, Inc.	15,377	752,550
Regions Financial Corp.	25,900	125,356
SVB Financial Group (a)	3,200	132,000
U.S. Bancorp, Delaware	9,000	208,980
Wells Fargo & Co.	72,205	1,987,082
		3,337,740
Consumer Finance - 1.0%
Capital One Financial Corp.	10,500	384,300
Discover Financial Services	14,800	209,272
		593,572
Diversified Financial Services - 9.8%
Bank of America Corp.	150,220	2,190,208
CME Group, Inc.	1,000	302,610
JPMorgan Chase & Co.	70,340	2,938,100
KKR Financial Holdings LLC (a)	23,500	107,630
Moody's Corp.	5,500	130,240
		5,668,788
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.3%
ACE Ltd.	12,800	$ 657,408
Allied World Assurance Co. Holdings Ltd.	2,600	116,376
Argo Group International Holdings, Ltd. (a)	2,591	87,990
Assurant, Inc.	2,300	68,839
Everest Re Group Ltd.	4,700	411,203
Genworth Financial, Inc. Class A	30,100	319,662
Lincoln National Corp.	10,700	254,981
Loews Corp.	2,800	92,680
MetLife, Inc.	8,200	279,046
XL Capital Ltd. Class A	10,300	169,023
		2,457,208
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc.	2,900	157,093
CBL & Associates Properties, Inc.	6,000	48,960
Duke Realty LP	5,300	59,572
ProLogis Trust	7,100	80,443
SL Green Realty Corp.	3,700	143,412
		489,480
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	36,500	377,775
TOTAL FINANCIALS		15,661,882
HEALTH CARE - 10.5%
Biotechnology - 0.7%
Amgen, Inc. (a)	2,600	139,698
Biogen Idec, Inc. (a)	4,400	185,372
Genzyme Corp. (a)	2,100	106,260
		431,330
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	24,700	200,564
Covidien PLC	16,775	706,563
Stryker Corp.	2,700	124,200
		1,031,327
Health Care Providers & Services - 1.9%
Aetna, Inc.	9,300	242,079
Brookdale Senior Living, Inc.	11,900	200,396
CIGNA Corp.	9,900	275,616
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Humana, Inc. (a)	4,500	$ 169,110
UnitedHealth Group, Inc.	8,500	220,575
		1,107,776
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	2,050	92,250
Pharmaceuticals - 5.9%
King Pharmaceuticals, Inc. (a)	7,200	72,936
Merck & Co., Inc.	30,500	943,365
Pfizer, Inc.	129,184	2,200,004
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,100	156,488
		3,372,793
TOTAL HEALTH CARE		6,035,476
INDUSTRIALS - 9.3%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	16,440	590,032
Precision Castparts Corp.	1,400	133,742
United Technologies Corp.	6,400	393,280
		1,117,054
Building Products - 1.0%
Armstrong World Industries, Inc. (a)	900	33,525
Masco Corp.	34,050	400,088
Owens Corning (a)	6,100	134,871
		568,484
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	8,130	210,648
Electrical Equipment - 0.4%
Acuity Brands, Inc.	2,600	82,316
Regal-Beloit Corp.	2,700	126,576
		208,892
Industrial Conglomerates - 0.5%
Textron, Inc.	15,100	268,478
Machinery - 2.7%
Caterpillar, Inc.	3,700	203,722
Cummins, Inc.	10,300	443,518
Deere & Co.	4,800	218,640
Ingersoll-Rand Co. Ltd.	15,600	492,804
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp. (a)	2,380	$ 78,873
Oshkosh Co.	4,100	128,166
		1,565,723
Road & Rail - 2.4%
Avis Budget Group, Inc. (a)	7,600	63,840
CSX Corp.	13,700	577,866
Ryder System, Inc.	2,800	113,540
Union Pacific Corp.	11,800	650,652
		1,405,898
TOTAL INDUSTRIALS		5,345,177
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	18,800	429,580
Juniper Networks, Inc. (a)	5,700	145,407
		574,987
Computers & Peripherals - 2.0%
Hewlett-Packard Co.	22,150	1,051,239
NCR Corp. (a)	12,100	122,815
		1,174,054
Electronic Equipment & Components - 1.9%
Agilent Technologies, Inc.	6,000	148,440
Amphenol Corp. Class A	1,700	68,204
Arrow Electronics, Inc. (a)	7,800	197,652
Avnet, Inc. (a)	13,200	327,096
Flextronics International Ltd. (a)	24,300	157,464
Tyco Electronics Ltd.	10,275	218,344
		1,117,200
Internet Software & Services - 0.5%
eBay, Inc. (a)	12,100	269,467
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	32,300	394,060
ASML Holding NV (NY Shares)	5,300	142,782
Atmel Corp. (a)	24,750	92,070
KLA-Tencor Corp.	3,700	120,287
Lam Research Corp. (a)	7,800	263,016
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MEMC Electronic Materials, Inc. (a)	3,900	$ 48,438
ON Semiconductor Corp. (a)	4,500	30,105
		1,090,758
Software - 0.4%
Microsoft Corp.	7,400	205,202
TOTAL INFORMATION TECHNOLOGY		4,431,668
MATERIALS - 3.7%
Chemicals - 1.4%
Albemarle Corp.	7,600	240,008
Celanese Corp. Class A	6,000	164,700
Dow Chemical Co.	16,000	375,680
		780,388
Construction Materials - 0.4%
HeidelbergCement AG	3,001	179,869
Vulcan Materials Co.	1,505	69,275
		249,144
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	5,700	181,716
Temple-Inland, Inc.	12,400	191,580
		373,296
Metals & Mining - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	2,209	82,926
ArcelorMittal SA (NY Shares) Class A	5,000	170,100
Freeport-McMoRan Copper & Gold, Inc.	2,000	146,720
Newcrest Mining Ltd.	7,877	226,347
Steel Dynamics, Inc.	9,400	125,866
		751,959
TOTAL MATERIALS		2,154,787
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	48,337	1,240,811
Qwest Communications International, Inc.	44,000	157,960
Verizon Communications, Inc.	19,050	563,690
		1,962,461
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	87,300	$ 258,408
TOTAL TELECOMMUNICATION SERVICES		2,220,869
UTILITIES - 4.1%
Electric Utilities - 2.3%
Allegheny Energy, Inc.	2,300	52,486
American Electric Power Co., Inc.	11,600	350,552
Entergy Corp.	3,900	299,208
Exelon Corp.	6,300	295,848
FirstEnergy Corp.	7,600	328,928
		1,327,022
Independent Power Producers & Energy Traders - 0.6%
AES Corp.	6,800	88,876
Constellation Energy Group, Inc.	2,800	86,576
NRG Energy, Inc. (a)	8,500	195,415
		370,867
Multi-Utilities - 1.2%
CMS Energy Corp.	13,500	179,550
PG&E Corp.	5,400	220,806
Sempra Energy	5,700	293,265
		693,621
TOTAL UTILITIES		2,391,510
TOTAL COMMON STOCKS (Cost $61,784,013)		57,308,404
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50% (Cost $68,810)	92	78,476
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	339,300	$ 339,300
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	825,000	825,000
TOTAL MONEY MARKET FUNDS (Cost $1,164,300)		1,164,300
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $63,017,123)		58,551,180
NET OTHER ASSETS - (1.6)%		(894,922)
NET ASSETS - 100%		$ 57,656,258
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,268
Fidelity Securities Lending Cash Central Fund	4,025
Total	$ 6,293
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,119,533	$ 5,119,533	$ -	$ -
Consumer Staples	2,946,361	2,946,361	-	-
Energy	11,001,141	11,001,141	-	-
Financials	15,740,358	15,645,543	94,815	-
Health Care	6,035,476	6,035,476	-	-
Industrials	5,345,177	5,345,177	-	-
Information Technology	4,431,668	4,431,668	-	-
Materials	2,154,787	1,928,440	226,347	-
Telecommunication Services	2,220,869	2,220,869	-	-
Utilities	2,391,510	2,391,510	-	-
Money Market Funds	1,164,300	1,164,300	-	-
Total Investments in Securities:	$ 58,551,180	$ 58,230,018	$ 321,162	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.8%
Switzerland	3.9%
Ireland	2.1%
Bermuda	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $37,200,905 of which $22,389,219 and $14,811,686 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $779,900) - See accompanying schedule: Unaffiliated issuers (cost $61,852,823)	$ 57,386,880
Fidelity Central Funds (cost $1,164,300)	1,164,300
Total Investments (cost $63,017,123)		$ 58,551,180
Cash		17
Receivable for investments sold		257,848
Receivable for fund shares sold		38,857
Dividends receivable		53,144
Distributions receivable from Fidelity Central Funds		114
Prepaid expenses		382
Other receivables		2,614
Total assets		58,904,156

Liabilities
Payable for investments purchased	$ 233,094
Payable for fund shares redeemed	53,453
Accrued management fee	26,257
Distribution fees payable	20,834
Other affiliated payables	19,113
Other payables and accrued expenses	70,147
Collateral on securities loaned, at value	825,000
Total liabilities		1,247,898

Net Assets		$ 57,656,258
Net Assets consist of:
Paid in capital		$ 100,662,590
Undistributed net investment income		406,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,915,974)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,496,803)
Net Assets		$ 57,656,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($28,585,297 ÷ 3,075,160 shares)	$ 9.30

Maximum offering price per share (100/94.25 of $9.30)	$ 9.87
Class T: Net Asset Value and redemption price per share ($20,652,440 ÷ 2,229,001 shares)	$ 9.27

Maximum offering price per share (100/96.50 of $9.27)	$ 9.61
Class B: Net Asset Value and offering price per share ($1,989,273 ÷ 216,659 shares)A	$ 9.18

Class C: Net Asset Value and offering price per share ($4,087,970 ÷ 448,715 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,341,278 ÷ 250,376 shares)	$ 9.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,325,931
Interest		351
Income from Fidelity Central Funds		6,293
Total income		1,332,575

Expenses
Management fee Basic fee	$ 320,703
Performance adjustment	(83,910)
Transfer agent fees	183,069
Distribution fees	233,127
Accounting and security lending fees	22,277
Custodian fees and expenses	20,348
Independent trustees' compensation	420
Registration fees	56,480
Audit	47,787
Legal	643
Miscellaneous	1,270
Total expenses before reductions	802,214
Expense reductions	(3,225)	798,989
Net investment income (loss)		533,586
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,324,191)
Foreign currency transactions	3,632
Total net realized gain (loss)		(14,320,559)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,265,880
Assets and liabilities in foreign currencies	1,383
Total change in net unrealized appreciation (depreciation)		18,267,263
Net gain (loss)		3,946,704
Net increase (decrease) in net assets resulting from operations		$ 4,480,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 533,586	$ 1,163,678
Net realized gain (loss)	(14,320,559)	(24,300,512)
Change in net unrealized appreciation (depreciation)	18,267,263	(35,320,155)
Net increase (decrease) in net assets resulting from operations	4,480,290	(58,456,989)
Distributions to shareholders from net investment income	(1,108,886)	(766,736)
Distributions to shareholders from net realized gain	-	(6,300,337)
Total distributions	(1,108,886)	(7,067,073)
Share transactions - net increase (decrease)	(13,293,951)	(8,614,048)
Total increase (decrease) in net assets	(9,922,547)	(74,138,110)

Net Assets
Beginning of period	67,578,805	141,716,915
End of period (including undistributed net investment income of $406,445 and undistributed net investment income of $873,758, respectively)	$ 57,656,258	$ 67,578,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.63	$ 16.40	$ 15.08	$ 13.22	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.09	.16	.13	.08	.06
Net realized and unrealized gain (loss)	.75	(7.09)	1.99	2.15	1.51
Total from investment operations	.84	(6.93)	2.12	2.23	1.57
Distributions from net investment income	(.17)	(.12)	(.09)	(.04)	(.04)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.17)	(.84) G	(.80)	(.37)	(.05)
Net asset value, end of period	$ 9.30	$ 8.63	$ 16.40	$ 15.08	$ 13.22
Total Return A,B	10.13%	(44.43)%	14.64%	17.20%	13.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.26%	1.28%	1.41%	1.50%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.30%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.24%	1.26%
Net investment income (loss)	1.10%	1.21%	.85%	.54%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,585	$ 34,864	$ 67,434	$ 15,398	$ 7,121
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.839 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.58	$ 16.30	$ 14.99	$ 13.14	$ 11.67
Income from Investment Operations
Net investment income (loss) C	.07	.13	.09	.04	.03
Net realized and unrealized gain (loss)	.75	(7.06)	1.97	2.15	1.48
Total from investment operations	.82	(6.93)	2.06	2.19	1.51
Distributions from net investment income	(.13)	(.07)	(.04)	(.01)	(.03)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.13)	(.79) G	(.75)	(.34)	(.04)
Net asset value, end of period	$ 9.27	$ 8.58	$ 16.30	$ 14.99	$ 13.14
Total Return A,B	9.90%	(44.57)%	14.31%	16.93%	12.96%
Ratios to Average Net Assets D,F
Expenses before reductions	1.50%	1.49%	1.53%	1.65%	1.72%
Expenses net of fee waivers, if any	1.50%	1.49%	1.50%	1.50%	1.55%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.49%	1.51%
Net investment income (loss)	.85%	.97%	.60%	.29%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,652	$ 22,720	$ 50,998	$ 30,607	$ 21,580
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.790 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.47	$ 16.07	$ 14.81	$ 12.99	$ 11.59
Income from Investment Operations
Net investment income (loss) C	.03	.06	.01	(.03)	(.03)
Net realized and unrealized gain (loss)	.74	(6.96)	1.95	2.13	1.46
Total from investment operations	.77	(6.90)	1.96	2.10	1.43
Distributions from net investment income	(.06)	-	-	-	(.02)
Distributions from net realized gain	-	(.70)	(.70)	(.28)	(.01)
Total distributions	(.06)	(.70) G	(.70)	(.28)	(.03)
Net asset value, end of period	$ 9.18	$ 8.47	$ 16.07	$ 14.81	$ 12.99
Total Return A,B	9.19%	(44.80)%	13.74%	16.38%	12.35%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.03%	2.10%	2.23%	2.31%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.01%
Net investment income (loss)	.35%	.45%	.10%	(.21)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,989	$ 2,615	$ 6,734	$ 5,734	$ 4,240
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.698 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.698 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.44	$ 16.04	$ 14.80	$ 12.99	$ 11.58
Income from Investment Operations
Net investment income (loss) C	.03	.06	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	.73	(6.95)	1.93	2.13	1.47
Total from investment operations	.76	(6.89)	1.95	2.10	1.44
Distributions from net investment income	(.09)	-	-	-	(.02)
Distributions from net realized gain	-	(.71)	(.71)	(.29)	(.01)
Total distributions	(.09)	(.71) G	(.71)	(.29)	(.03)
Net asset value, end of period	$ 9.11	$ 8.44	$ 16.04	$ 14.80	$ 12.99
Total Return A,B	9.28%	(44.84)%	13.69%	16.38%	12.45%
Ratios to Average Net Assets D,F
Expenses before reductions	2.01%	2.03%	2.09%	2.22%	2.30%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.01%
Net investment income (loss)	.35%	.45%	.10%	(.21)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,088	$ 5,358	$ 9,718	$ 7,004	$ 3,892
Portfolio turnover rate E	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.712 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $.712 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.70	$ 16.51	$ 15.17	$ 13.28	$ 11.75
Income from Investment Operations
Net investment income (loss) B	.11	.20	.17	.11	.09
Net realized and unrealized gain (loss)	.74	(7.13)	1.99	2.18	1.49
Total from investment operations	.85	(6.93)	2.16	2.29	1.58
Distributions from net investment income	(.20)	(.15)	(.11)	(.07)	(.04)
Distributions from net realized gain	-	(.72)	(.71)	(.33)	(.01)
Total distributions	(.20)	(.88) F	(.82)	(.40)	(.05)
Net asset value, end of period	$ 9.35	$ 8.70	$ 16.51	$ 15.17	$ 13.28
Total Return A	10.26%	(44.24)%	14.89%	17.58%	13.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	.98%	1.00%	1.04%	1.14%
Expenses net of fee waivers, if any	1.00%	.98%	1.00%	1.00%	1.06%
Expenses net of all reductions	1.00%	.97%	.99%	.99%	1.02%
Net investment income (loss)	1.35%	1.48%	1.10%	.79%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,341	$ 2,021	$ 6,833	$ 2,201	$ 1,857
Portfolio turnover rate D	56%	74%	76%	91%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.876 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.722 per share.

See accompanying notes which are an integral part of the financial statements.

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Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 15, 2009, have

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,352,120
Gross unrealized depreciation	(11,562,190)
Net unrealized appreciation (depreciation)	$ (6,210,070)

Tax Cost	$ 64,761,250

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 435,502
Capital loss carryforward	$ (37,200,905)
Net unrealized appreciation (depreciation)	$ (6,240,930)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 1,108,886	$ 2,867,867
Long-term Capital Gains	-	4,199,206
Total	$ 1,108,886	$ 7,067,073

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,135,797 and $46,117,978, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over the performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund, as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007 and subsequent months will be added until the performance period includes 36 months. The Fund's performance adjustment took effect in May 2008. For the period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 72,543	$ 1,599
Class T	.25%	.25%	96,780	0
Class B	.75%	.25%	19,888	14,926
Class C	.75%	.25%	43,916	5,831
			$ 233,127	$ 22,356

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,077
Class T	1,442
Class B*	4,685
Class C*	1,244
$ 11,448

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 94,062.32
Class T	61,528.32
Class B	6,385.32
Class C	14,366.33
Institutional Class	6,728.32
	$ 183,069

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $305 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,025.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 958
Class C	2.00%	411
Institutional Class	1.00%	22
		$ 1,391

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,834 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 651,492	$ 490,285
Class T	331,626	212,605
Class B	16,855	-
Class C	58,115	-
Institutional Class	50,798	63,846
Total	$ 1,108,886	$ 766,736
From net realized gain
Class A	$ -	$ 3,025,522
Class T	-	2,257,342
Class B	-	289,371
Class C	-	428,772
Institutional Class	-	299,330
Total	$ -	$ 6,300,337

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	726,745	1,245,560	$ 5,639,090	$ 16,725,742
Reinvestment of distributions	83,555	229,648	628,332	3,435,527
Shares redeemed	(1,774,132)	(1,548,314)	(14,305,593)	(19,906,953)
Net increase (decrease)	(963,832)	(73,106)	$ (8,038,171)	$ 254,316
Class T
Shares sold	296,628	361,529	$ 2,194,950	$ 4,866,864
Reinvestment of distributions	43,233	159,872	324,683	2,383,698
Shares redeemed	(757,445)	(1,003,715)	(5,709,688)	(12,646,744)
Net increase (decrease)	(417,584)	(482,314)	$ (3,190,055)	$ (5,396,182)
Class B
Shares sold	27,365	50,111	$ 212,586	$ 663,922
Reinvestment of distributions	2,093	18,065	15,659	266,998
Shares redeemed	(121,572)	(178,297)	(906,818)	(2,254,840)
Net increase (decrease)	(92,114)	(110,121)	$ (678,573)	$ (1,323,920)
Class C
Shares sold	121,314	244,483	$ 940,578	$ 2,743,844
Reinvestment of distributions	6,675	26,400	49,531	388,869
Shares redeemed	(313,856)	(241,995)	(2,497,490)	(2,982,122)
Net increase (decrease)	(185,867)	28,888	$ (1,507,381)	$ 150,591
Institutional Class
Shares sold	112,130	113,327	$ 872,885	$ 1,524,666
Reinvestment of distributions	6,216	23,109	46,931	347,565
Shares redeemed	(100,375)	(317,920)	(799,587)	(4,171,084)
Net increase (decrease)	17,971	(181,484)	$ 120,229	$ (2,298,853)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity Funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$.112	$.005

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2008, the total expenses of Class C ranked equal to its competitive median for 2008, and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments
(Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLFI-UANN-1209
1.793580.106

Item 2. Code of Ethics

As of the end of the period, October 31, 2009, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Advisor International Capital Appreciation Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$42,000	$-	$6,600	$-
Fidelity Advisor Europe Capital Appreciation Fund	$38,000	$-	$5,600	$-
Fidelity Advisor International Capital Appreciation Fund	$52,000	$-	$6,600	$-

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$42,000	$-	$6,600	$-
Fidelity Advisor Europe Capital Appreciation Fund	$38,000	$-	$5,600	$-
Fidelity Advisor International Capital Appreciation Fund	$51,000	$-	$6,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the "Funds"):

Services Billed by PwC

October 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$65,000	$-	$8,800	$5,100
Fidelity Advisor Emerging Asia Fund	$61,000	$-	$12,300	$1,600
Fidelity Advisor Global Capital Appreciation Fund	$44,000	$-	$9,800	$1,400
Fidelity Advisor Japan Fund	$47,000	$-	$5,000	$1,400
Fidelity Advisor Latin America Fund	$47,000	$-	$5,000	$1,500
Fidelity Advisor Overseas Fund	$61,000	$-	$5,200	$2,200
Fidelity Advisor Value Leaders Fund	$41,000	$-	$5,200	$1,500

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$68,000	$-	$20,100	$10,300
Fidelity Advisor Emerging Asia Fund	$81,000	$-	$28,200	$1,700
Fidelity Advisor Global Capital Appreciation Fund	$40,000	$-	$11,700	$1,500
Fidelity Advisor Japan Fund	$43,000	$-	$8,300	$1,500
Fidelity Advisor Latin America Fund	$43,000	$-	$5,600	$1,700
Fidelity Advisor Overseas Fund	$64,000	$-	$5,600	$2,500
Fidelity Advisor Value Leaders Fund	$37,000	$-	$4,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2009A	October 31, 2008A
Audit-Related Fees	$685,000	$745,000
Tax Fees	$2,000	$-
All Other Fees	$215,000	$470,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	October 31, 2009A	October 31, 2008A
Audit-Related Fees	$2,825,000	$2,295,000B
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2009 A	October 31, 2008 A
PwC	$3,520,000	$3,210,000B
Deloitte Entities	$965,000	$1,405,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 29, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 29, 2009